UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116-5021

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1):

Semi-Annual Report

April 30, 2013

Domestic Equity Funds

	Institutional Class	Administrative Class	Investor Class

Growth

Harbor Capital Appreciation Fund	HACAX	HRCAX	HCAIX

Harbor Mid Cap Growth Fund	HAMGX	HRMGX	HIMGX

Harbor Small Cap Growth Fund	HASGX	HRSGX	HISGX

Value

Harbor Large Cap Value Fund	HAVLX	HRLVX	HILVX

Harbor Mid Cap Value Fund	HAMVX	HRMVX	HIMVX

Harbor Small Cap Value Fund	HASCX	HSVRX	HISVX

This document must be preceded or accompanied by a Prospectus.

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Unannualized Total Return 6 Months Ended April 30, 2013
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	12.73%	12.61%	12.54%
Harbor Mid Cap Growth Fund	14.41	14.19	14.16
Harbor Small Cap Growth Fund	18.72	18.66	18.62
VALUE FUNDS
Harbor Large Cap Value Fund	17.00%	16.73%	16.60%
Harbor Mid Cap Value Fund	21.59	21.48	21.40
Harbor Small Cap Value Fund	20.63	20.44	20.36

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2013
Wilshire 5000 Total Market (entire U.S. stock market)	15.38%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	14.42
Russell 1000® Growth; large cap, domestic equity	13.71
Russell Midcap® Growth; mid cap, domestic equity	17.75
Russell 2000® Growth; small cap, domestic equity	16.60
Russell 1000® Value; large cap, domestic equity	16.31
Russell Midcap® Value; mid cap, domestic equity	19.89
Russell 2000® Value; small cap, domestic equity	16.58

1

Harbor Domestic Equity Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009*	2010*	2011*	2012*	2013[a]
HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.69%	0.68%	0.66%	0.66%	0.65%	0.94%
Administrative Class	0.94	0.93	0.91	0.91	0.90	1.25
Investor Class	1.06	1.05	1.03	1.03	1.02	1.32
Harbor Mid Cap Growth Fund
Institutional Class	0.90%	0.87%	0.85%	0.85%	0.84%	1.08%
Administrative Class	1.15	1.12	1.10	1.10	1.09	1.34
Investor Class	1.26	1.24	1.22	1.22	1.21	1.40
Harbor Small Cap Growth Fund
Institutional Class	0.88%	0.85%	0.84%	0.84%	0.83%	1.18%
Administrative Class	1.13	1.10	1.09	1.09	1.08	1.48
Investor Class	1.25	1.22	1.21	1.21	1.20	1.52
Harbor Large Cap Value Fund
Institutional Class	0.71%	0.68%	0.68%	0.68%	0.68%	0.91%
Administrative Class	0.96	0.93	0.93	0.93	0.93	1.20
Investor Class	1.07	1.07	1.05	1.05	1.05	1.27
Harbor Mid Cap Value Fund
Institutional Class	0.98%	0.95%	0.95%	0.95%	0.93%	1.01%
Administrative Class	1.23	1.20	1.20	1.20	1.18	1.32
Investor Class	1.35	1.32	1.32	1.32	1.30	1.35
Harbor Small Cap Value Fund
Institutional Class	0.87%	0.85%	0.84%	0.85%	0.84%	1.14%
Administrative Class	1.12	1.10	1.09	1.10	1.09	1.52
Investor Class	1.24	1.22	1.21	1.22	1.21	1.58

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2013 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Unaudited annualized figures for the six-month period ended April 30, 2013.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

U.S. equities had strong returns for the fiscal first half ended April 30, 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 15.38%, as indications of continued modest economic improvement, the ongoing support from the Federal Reserve and the accommodative stances of central banks in many developed countries created a favorable environment for equities. Value equities generally outperformed growth equities.

Harbor Domestic Equity Funds

In the strong equity markets, four of Harbor’s domestic equity funds outperformed their benchmarks in the fiscal first half.

Harbor Small Cap Growth Fund (Institutional Class) had a return of 18.72%, outperforming its Russell 2000® Growth benchmark by 212 basis points, or 2.12 percentage points.

All three Harbor value-oriented domestic equity funds outperformed their benchmarks. Harbor Large Cap Value Fund (Institutional Class) returned 17.00%, beating its Russell 1000® Value index by 69 basis points. Harbor Mid Cap Value Fund (Institutional Class) posted a return of 21.59%, ahead of its Russell Midcap® Value benchmark by 170 basis points. Harbor Small Cap Value Fund (Institutional Class) had a return of 20.63%, 405 basis points ahead of its Russell 2000® Value benchmark.

Harbor Capital Appreciation Fund (Institutional Class) with a return of 12.73% trailed its Russell 1000® Growth benchmark by 98 basis points. Harbor Mid Cap Growth (Institutional Class) had a return of 14.41% and lagged behind its Russell Midcap® Growth benchmark by 334 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2013
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	15.38%	17.28%	5.87%	8.81%	10.45%
S&P 500 Index (large cap stocks)	14.42	16.89	5.21	7.88	10.62
Russell Midcap® Index (mid cap stocks)	18.90	19.20	7.24	11.63	11.98
Russell 2000® Index (small cap stocks)	16.58	17.69	7.27	10.47	9.12
Russell 3000® Growth Index	13.93	12.83	6.75	8.26	9.33
Russell 3000® Value Index	16.33	21.64	4.36	8.56	11.19

International & Global
MSCI EAFE (ND) Index (foreign stocks)	16.90%	19.39%	-0.93%	9.23%	9.48%
MSCI World (ND) Index (global stocks)	14.67	16.70	1.81	8.29	9.30
MSCI EM Index (emerging markets)	5.29	3.97	-0.33	16.14	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	-8.28%	3.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	7.26%	14.04%	10.83%	9.52%	N/A
Barclays U.S. Aggregate Bond Index (domestic bonds)	0.90	3.68	5.72	5.04	7.92%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns) .	0.06	0.12	0.33	1.75	4.58

International Equity, Strategic Markets, and Fixed Income

Developed equity markets outside the U.S. had a good fiscal first half as measured by the MSCI EAFE (ND) Index, which had a return of 16.90%. (All international and global returns are in U.S. dollars.) Japan’s accommodative policies to stimulate its economy led to sharply higher Japanese share prices. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 14.67%. Emerging markets gained 5.29%.

Commodity markets retreated over concerns about the modest pace of economic growth, particularly in China. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a -6.34% return.

3

Intermediate-term bonds managed positive results in the first six months of the fiscal year. Fixed income investors watched closely for indications of how the Federal Reserve would respond to signs of improving yet modest economic growth and whether the Fed would begin reducing its accommodative stance sooner than may have been expected. Returns of U.S. Treasury securities lagged those of other fixed income sectors as some investors showed a willingness to accept higher levels of risk in their search for additional yield. The broad U.S. taxable bond market advanced 0.90%, while high-yield bonds had returns in the mid-single digits. Money market returns stayed near zero as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Funds Proxy

During the fiscal first half, it was announced that ORIX Corporation would purchase over 90% of Robeco Groep, N.V. (“Robeco”), the parent company of Harbor Capital Advisors, the adviser to Harbor Funds. Robeco has owned Harbor Capital Advisors since 2001. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), which has owned 100% of Robeco, will own slightly less than 10% of Robeco following the transaction.

Harbor Funds shareholders were asked to approve new advisory agreements between Harbor Capital Advisors and Harbor Funds because the previous advisory agreements terminate as a result of the transaction. During the fiscal first half, Harbor Funds sent all shareholders a proxy statement requesting votes on new advisory agreements between Harbor Capital Advisors and Harbor Funds. Shareholders were also asked to approve an amendment to the Declaration of Trust for Harbor Funds to help modernize the principal governing document of the fund family.

The transaction is expected to close about July 1, 2013. We do not believe the transaction will have any material effect on Harbor Capital Advisors or Harbor Funds.

We appreciate shareholders exercising their rights in governing Harbor Funds by reviewing the proxy statement and voting on the two proposals.

Disciplined Investing

The developed global equity markets performed well in the fiscal first half with domestic equities achieving very strong double-digit returns. The S&P 500 Index reached new highs in the first six months—and moved higher still after the close of the fiscal half-year on April 30.

In late May, the equity and bond markets reacted to comments from the Federal Reserve suggesting that the stimulus provided by the Fed’s bond buying program could be reduced sooner than many investors had expected. Concerns over such tapering of the stimulus program caused both equity and bond markets to decline and become more volatile.

In the short term, it is never possible to predict with certainty the direction of the equity and fixed income markets. Given the always uncertain environment, investors are encouraged to maintain a long-term perspective and a disciplined approach to investing, using a diversified asset allocation of equities, fixed income and cash that is consistent with their tolerance for risk.

Harbor Funds offers a variety of actively-managed funds to create a diversified portfolio to help investors achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 28, 2013

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue New York, NY 10017

PORTFOLIO MANAGERS

Spiros Segalas

Since 1990

Kathleen A. McCarragher

Since 2013

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap

growth stocks

Spiros Segalas

Kathleen A. McCarragher

Management’s Discussion of

Fund Performance

MARKET REVIEW

After hesitating before the U.S. presidential election in November, U.S. equity markets advanced in the six months ended April 30. Investors seemed to shrug off the dysfunctional drama of Washington’s last-minute year-end deal to avoid the “fiscal cliff” and its ensuing reinstatement of payroll taxes and increased rates on higher incomes. Instead they focused on improving housing and employment data, rising consumer confidence, and forecasts for continued strength in corporate profits. Investor enthusiasm maintained its resilience even after Congress failed to avert sequestration, the across-the-board federal spending cuts that took effect on March 1. Global macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth, contributed to market volatility during the period but less so than earlier in calendar 2012.

PERFORMANCE

The Harbor Capital Appreciation Fund advanced 12.73% (Institutional Class), 12.61% (Administrative Class), and 12.54% (Investor Class) in the six months ended April 30, underperforming slightly the Russell 1000® Growth benchmark, which rose 13.71%. Every sector in the benchmark rose, with gains largest in the Health Care, Telecommunication Services, Financials, and Consumer Discretionary sectors. Returns in Information Technology were comparatively muted. Sector allocations, especially a overweighted position in Technology shares and an underweight in Industrials, detracted from Fund performance relative to the index. The primary driver of the Fund’s sector allocations is the selection of individual securities. In terms of stock selection, Fund performance essentially matched that of the benchmark.

Individual stocks based on business fundamentals drive construction of the Fund. Health Care holdings contributed most to Fund return, as Biogen Idec, Vertex Pharmaceuticals, and Gilead Sciences posted impressive advances and boosted relative performance. The Food and Drug Administration approved Biogen’s Tecfidera for treatment of multiple sclerosis. Clinical trials have demonstrated that the drug is highly efficacious and safe. We believe its ease of use could support broad adoption and potential market leadership. The drug may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s.

Vertex’s Kalydeco is the first medicine to treat the underlying cause of cystic fibrosis (CF). It has been approved for people with a specific mutation in the CF transmembrane conductance regulator gene. Promising data from an ongoing study of Kalydeco in combination with another Vertex drug suggest a potentially significant expansion of the company’s CF market. Gilead Sciences reported strong revenue and earnings. We like the company’s position and opportunities in the hepatitis C virus market, as well as its leading position in HIV, where its pipeline drugs look promising.

Stock selection benefited return in Information Technology, offset in part by our overweight in the sector. Apple, Rackspace Hosting, Baidu, and Vmware all recorded declines, while LinkedIn and Google posted strong gains that boosted both absolute and relative performance. Apple was hurt by slowing revenue growth, which resulted in lowered earnings projections. In our view, the company’s increased focus on return of capital to shareholders should benefit the stock. We believe that Apple’s innovative

5

Harbor Capital Appreciation Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Google Inc.	4.3%
MasterCard Inc.	3.6%
Apple Inc.	3.0%
Amazon.com Inc.	2.9%
Monsanto Co.	2.7%
Biogen Idec Inc.	2.5%
LinkedIn Corp.	2.3%
Nike Inc.	2.3%
TJX Cos. Inc.	2.3%
Priceline.com Inc.	2.2%

product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains.

Rackspace’s December-quarter cloud revenue and installed base growth came in short of expectations. However, earnings before interest, taxes, depreciation, and amortization, and customer additions surpassed forecasts. The company provides Web- and cloud- hosting services to more than 180,000 enterprise customers.

Baidu, the No.1 Internet search engine in China, was hurt by concerns about heightened competition and margins, which are being pressured as the company increases its investment spending and ramps up its mobile monetization efforts. We eliminated the position in Baidu. VMware was hurt by uncertainty about when revenue related to new products will accelerate. The new software products, which will replace hardware in the data center, are designed to protect and expand the company’s dominant position in the market for virtualized servers. VMware’s joint venture with its parent EMC spearheads these efforts. The company recently provided a framework and time line for revenue opportunities that are expected to play out over the next several years.

LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that operates in more than 200 countries. In our view, LinkedIn provides unique access to a scale database of active and passive job candidates and is positioned to take market share from job sites, print recruitment ads, and executive search services. Google’s financial results also exceeded expectations. The company’s technological lead and dominant position in Internet search is a distinct strength that has enabled it to monetize search traffic at a meaningfully higher rate than its competitors.

National Oilwell Varco, which makes and services oil and gas drilling equipment for drilling rigs, was a key detractor from both absolute and relative performance in the Energy sector. It declined on evidence of slower spending trends and project delays across the exploration and production industry. We eliminated the position in National Oilwell Varco.

OUTLOOK AND STRATEGY

Despite earlier fears of a policy-induced pullback, we believe the economy looks poised to grow in 2013. Still, the current recovery continues to be characterized by slow growth and resilient corporate profits.

Earnings valuations are expanding for the first time in some time, an indication that investors are increasingly confident. At the same time, interest rates are volatile, and expectations that the Federal Reserve will begin to wind down its quantitative easing are increasing.

Some of the strongest gains in the past six months were posted by transportation companies, which have been traditional harbingers of heightened economic activity and broader stock market gains. Yet Health Care, historically a defensive sector, was also a market leader. These mixed signals suggest that investors remain uncertain but hopeful that overall economic growth is set to improve. Developments abroad will likely remain both a source of volatility and the greatest challenge for investors in the intermediate term.

We have constructed a portfolio of companies with what we believe are differentiated products and market opportunities that should drive aggregate earnings growth that outpaces that of the broad market.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.65%[a,b]

Total Net Assets (000s)	$16,661,270

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$591,929

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.02%[a,b]

Total Net Assets (000s)	$1,584,839

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$70,306		$96,542

Price/Earning Ratio (P/E)	32.0x		22.1x

Price/Book Ratio (P/B)	6.5x		5.5x

Beta vs. Russell 1000® Growth	1.05		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	25%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Capital Appreciation Fund
Institutional Class	12.73%	6.83%	6.17%	8.39%	12/29/1987	$111,884
Comparative Indices
Russell 1000® Growth	13.71%	12.60%	6.66%	8.08%	—	$108,715
S&P 500	14.42%	16.89%	5.21%	7.88%	—	$106,780

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Capital Appreciation Fund
Administrative Class	12.61%	6.57%	5.90%	8.14%	11/01/2002	$21,861
Investor Class	12.54%	6.46%	5.78%	7.97%	11/01/2002	$21,527
Comparative Indices
Russell 1000® Growth	13.71%	12.60%	6.66%	8.08%	—	$21,743
S&P 500	14.42%	16.89%	5.21%	7.88%	—	$21,356

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.68% (Gross) (Institutional Class); 0.91% (Net) and 0.93% (Gross) (Administrative Class); and 1.03% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver effective through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 0.3%)

COMMON STOCKS—99.7%

Shares		Value (000s)
AEROSPACE & DEFENSE—5.6%
3,804,326	Boeing Co.	$347,754
1,722,280	Precision Castparts Corp.	329,455
5,522,536	Rolls-Royce Holdings plc (UK)*	97,082
3,164,402	United Technologies Corp.	288,878

		1,063,169

BEVERAGES—1.5%
7,203,164	Diageo plc (UK)	219,967
1,088,367	Monster Beverage Corp.*	61,384

		281,351

BIOTECHNOLOGY—9.0%
3,054,976	Alexion Pharmaceuticals Inc.*	299,388
2,124,697	Biogen Idec Inc.*	465,160
1,630,943	Celgene Corp.*	192,565
7,437,437	Gilead Sciences Inc.*	376,632
COMMON STOCKS—Continued

Shares		Value (000s)
BIOTECHNOLOGY—Continued
4,768,980	Vertex Pharmaceuticals Inc.*	$366,353

		1,700,098

CAPITAL MARKETS—2.4%
1,699,526	Goldman Sachs Group Inc.	248,250
9,332,567	Morgan Stanley	206,716

		454,966

CHEMICALS—2.7%
4,787,068	Monsanto Co.	511,355

COMPUTERS & PERIPHERALS—3.9%
1,266,003	Apple Inc.	560,523
7,917,512	EMC Corp.*	177,590

		738,113

ELECTRICAL EQUIPMENT—0.4%
629,425	Roper Industries Inc.	75,311

ENERGY EQUIPMENT & SERVICES—2.0%
3,105,969	FMC Technologies Inc.*	168,654
2,677,125	Schlumberger Ltd.	199,258

		367,912

FOOD & STAPLES RETAILING—3.4%
3,498,771	Costco Wholesale Corp.	379,372
3,039,160	Whole Foods Market Inc.	268,418

		647,790

FOOD PRODUCTS—1.2%
6,880,137	Mondelez International Inc.	216,380

HEALTH CARE EQUIPMENT & SUPPLIES—1.8%
6,042,391	Abbott Laboratories	223,085
252,421	Intuitive Surgical Inc.*	124,264

		347,349

HEALTH CARE PROVIDERS & SERVICES—1.9%
2,972,333	Express Scripts Holding Co.*	176,467
2,929,684	UnitedHealth Group Inc.	175,576

		352,043

HOTELS, RESTAURANTS & LEISURE—3.3%
516,044	Chipotle Mexican Grill Inc.*	187,422
5,320,948	Dunkin’ Brands Group Inc.	206,506
3,678,259	Starbucks Corp.	223,785

		617,713

INTERNET & CATALOG RETAIL—5.1%
2,143,995	Amazon.com Inc.*	544,168
589,480	Priceline.com Inc.*	410,272

		954,440

INTERNET SOFTWARE & SERVICES—9.7%
4,987,908	eBay Inc.*	261,316
7,096,550	Facebook Inc.*	197,000
987,103	Google Inc.*	813,936
2,238,424	LinkedIn Corp.*	429,979
2,696,488	Rackspace Hosting Inc.*	129,971

		1,832,202

IT SERVICES—7.3%
1,484,787	International Business Machines Corp.	300,729
1,218,703	MasterCard Inc.	673,857
429,104	Teradata Corp.*	21,914
2,296,888	VISA Inc.	386,934

		1,383,434

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
LIFE SCIENCES TOOLS & SERVICES—1.0%
2,750,222	Illumina Inc.*	$177,912

MEDIA—2.8%
1,643,587	Discovery Communications Inc.*	129,548
6,180,729	Walt Disney Co.	388,397

		517,945

OIL, GAS & CONSUMABLE FUELS—2.0%
2,444,693	Concho Resources Inc.*	210,561
1,436,357	EOG Resources Inc.	174,029

		384,590

PERSONAL PRODUCTS—1.9%
5,188,438	Estée Lauder Companies Inc.	359,818

PHARMACEUTICALS—6.7%
3,318,076	Allergan Inc.	376,768
4,972,231	Bristol-Myers Squibb Co.	197,497
1,998,075	Novo Nordisk AS ADR (DEN)[1]	352,920
1,238,658	Perrigo Co.	147,908
1,980,681	Shire plc ADR (IE)[1]	185,471

		1,260,564

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.9%
2,038,909	American Tower Corp.	171,248

ROAD & RAIL—3.4%
1,248,655	Canadian Pacific Railway Ltd.	155,607
1,613,231	Kansas City Southern	175,955
2,106,346	Union Pacific Corp.	311,655

		643,217

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
4,461,353	ARM Holdings plc ADR (UK)[1]	208,568
3,713,518	Avago Technologies Ltd.	118,684
5,058,292	Broadcom Corp.	182,099

		509,351

SOFTWARE—5.9%
3,151,601	Intuit Inc.	187,962
4,872,862	Red Hat Inc.*	233,556
6,535,564	Salesforce.com Inc.*	268,677
2,874,118	Splunk Inc.*	117,264
2,403,096	VMware Inc.*	169,418
2,138,581	Workday Inc.*	133,982

		1,110,859

SPECIALTY RETAIL—4.3%
2,779,541	Inditex SA (SP)[2]	373,030
8,832,932	TJX Cos. Inc.	430,782

		803,812

TEXTILES, APPAREL & LUXURY GOODS—6.2%
2,343,013	Lululemon Athletica Inc.*	$178,374
4,322,694	Luxottica Group SpA (IT)	223,891
6,748,672	Nike Inc.	429,215
1,808,950	Ralph Lauren Corp.	328,469

		1,159,949

WIRELESS TELECOMMUNICATION SERVICES—0.7%
1,591,679	Crown Castle International Corp.*	122,559

TOTAL COMMON STOCKS (Cost $13,725,077)		18,765,450

PREFERRED STOCKS—0.0%
(Cost $1,002)
AEROSPACE & DEFENSE—0.0%
657,181,784	Rolls-Royce Holdings plc (UK)*	1,021	[x]

SHORT-TERM INVESTMENTS—1.8%
Principal Amount (000s)
REPURCHASE AGREEMENTS—0.3%
$52,694	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Bonds (market value $4,762) and at 0.010% collateralized by U.S. Treasury Notes (market value $48,990)	52,694

Shares
SECURITIES LENDING INVESTMENT FUND—1.5%
293,206,726	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.180%)[3]	293,207

TOTAL SHORT-TERM INVESTMENTS (Cost $345,901)		345,901

TOTAL INVESTMENTS—101.5% (Cost $14,071,980)		19,112,372

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.5)%		(274,334)

TOTAL NET ASSETS—100.0%		$18,838,038

10

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$966,087	$97,082	$—	$1,063,169
Beverages	61,384	219,967	—	281,351
Biotechnology	1,700,098	—	—	1,700,098
Capital Markets	454,966	—	—	454,966
Chemicals	511,355	—	—	511,355
Computers & Peripherals	738,113	—	—	738,113
Electrical Equipment	75,311	—	—	75,311
Energy Equipment & Services	367,912	—	—	367,912
Food & Staples Retailing	647,790	—	—	647,790
Food Products	216,380	—	—	216,380
Health Care Equipment & Supplies	347,349	—	—	347,349
Health Care Providers & Services	352,043	—	—	352,043
Hotels, Restaurants & Leisure	617,713	—	—	617,713
Internet & Catalog Retail	954,440	—	—	954,440
Internet Software & Services	1,832,202	—	—	1,832,202
IT Services	1,383,434	—	—	1,383,434
Life Sciences Tools & Services	177,912	—	—	177,912
Media	517,945	—	—	517,945
Oil, Gas & Consumable Fuels	384,590	—	—	384,590
Personal Products	359,818	—	—	359,818
Pharmaceuticals	1,260,564	—	—	1,260,564
Real Estate Investment Trusts (REITs)	171,248	—	—	171,248
Road & Rail	643,217	—	—	643,217
Semiconductors & Semiconductor Equipment	509,351	—	—	509,351
Software	1,110,859	—	—	1,110,859
Specialty Retail	430,782	373,030	—	803,812
Textiles, Apparel & Luxury Goods	936,058	223,891	—	1,159,949
Wireless Telecommunication Services	122,559	—	—	122,559
Preferred Stocks
Aerospace & Defense	—	—	1,021	1,021
Short-Term Investments
Repurchase Agreements	—	52,694	—	52,694
Securities Lending Collateral	293,207	—	—	293,207

Total Investments in Securities	$18,144,687	$966,664	$1,021	$19,112,372

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Preferred Stocks
Aerospace & Defense	$—	$1,002	$—	$—	$—	$19	$—	$—	$1,021

There were no transfers between levels during the period.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Aerospace & Defense
Rolls-Royce Holdings plc (UK)	$1,021	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

11

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	A portion or all of this security was out on loan as of April 30, 2013.

3	Represents the investment of collateral received from securities lending activities.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Preferred Stocks	$19

x	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is Level 3 input.

DEN	Denmark.

IE	Ireland.

IT	Italy.

SP	Spain.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

12

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Wellington

Management

Company, LLP

280 Congress Street

Boston, MA 02210

PORTFOLIO MANAGERS

Michael T. Carmen, CFA

Since 2005

Stephen Mortimer

Since 2010

Mario E. Abularach, CFA

Since 2006

Wellington

Management

has subadvised

the Fund since 2005.

INVESTMENT GOAL

Long-term growth

of capital

PRINCIPAL STYLE

CHARACTERISTICS

Mid cap companies

with significant capital

appreciation potential

Michael T. Carmen

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equities finished calendar 2012 on a strong note. Despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and a strengthening U.S. housing market. Global risk sentiment also ticked up on continued hopes that the European Central Bank’s bond-buying plan would succeed, essentially reducing tail risks in Europe. In the first quarter of calendar 2013, global equities surged, nearing an all-time high. Solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan and a steadily improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and drama surrounding the banking crisis in Cyprus reminded investors of the euro zone’s precarious situation.

In this environment, the Russell Midcap® Growth Index recorded a positive return of 17.75%. Within the index, all 10 sectors posted positive returns. Consumer Staples, Energy, and Consumer Discretionary were the strongest performing sectors, while Information Technology and Telecommunication Services lagged the broader index.

PERFORMANCE

For the six months ended April 30, Harbor Mid Cap Growth Fund posted double-digit returns but trailed the Russell Midcap® Growth Index. The Fund returned 14.41% (Institutional Class), 14.19% (Administrative Class), and 14.16% (Investor Class), compared with the benchmark return of 17.75%.

Underperformance was primarily the result of weak stock selection. Sector allocation, a residual of the bottom-up stock selection process, also detracted from relative results. Selection was weakest in the Information Technology, Consumer Staples, and Energy sectors but was partially offset by positive relative results in Materials, Financials, and Industrials. An overweight allocation to the Information Technology sector and a residual cash position also detracted from relative results.

Information Technology holding BroadSoft was the largest detractor from the Fund’s absolute and relative performance. The communications software and services company lowered earnings guidance due to a decline in professional services, and shares declined. We eliminated our position in favor of other investments with more attractive risk/reward characteristics. Information Technology holding VeriFone Systems, an electronic payment solution provider, also detracted on both an absolute and relative basis. Weak macroeconomic conditions in Europe, lower revenue from the company’s Brazil-based business, decreased merger synergies, and delays in customer projects caused the company to lower earnings estimates, which sent shares lower. We eliminated our position due to diminishing earnings visibility and near-term price risk to the stock. Also among the top detractors from relative results were radiology, mammography, and bone density analysis equipment manufacturer Hologic (in the Health Care sector) and TIBCO Software (Information Technology). Despite recent price moves, our investment thesis remains intact, and we maintain positions in both Hologic and TIBCO.

Information Technology holding LinkedIn was one of the largest contributors to both absolute and relative results. The career networking website’s stock gained after the

13

Harbor Mid Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Akamai Technologies Inc.	2.1%
LinkedIn Corp.	2.1%
Catamaran Corp.	1.8%
Hologic Inc.	1.8%
Actavis Inc.	1.7%
DigitalGlobe Inc.	1.7%
Autodesk Inc.	1.6%
Concur Technologies Inc.	1.5%
IHS Inc.	1.5%
Samsonite International SA	1.5%

company released positive fourth quarter earnings results fueled by higher engagement revenue. Industrials holding Spirit Airlines was also a key contributor to relative performance. Strong results, based on improved execution and solid passenger trends, boosted shares in the alternative U.S. passenger airline. Other top contributors to relative results included subscription music-streaming site Pandora Media (Consumer Discretionary), and cloud-based services company ServiceNow (Information Technology).

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe changes in earnings expectations drive security prices. Second, tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe our valuation discipline helps control portfolio risk.

We employ this philosophy, together with a bottom-up fundamental analysis and opportunistic investment approach, in managing the Fund. We consider a broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up, fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in higher exposure to Information Technology, the Fund’s largest overweight sector relative to the benchmark index as of April 30. The Fund continued to be overweight Health Care and modestly overweight Consumer Discretionary, although we reduced our exposure to these sectors during the latest six months. We also moved our Energy weighting from an overweight to a slight underweight. As of April 30, Industrials, Consumer Staples, and Telecommunication Services were the Fund’s most pronounced underweight sector exposures.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

14

Harbor Mid Cap Growth Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Expense Ratio	0.84%[a]

Total Net Assets (000s)	$306,517

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Expense Ratio	1.09%[a]

Total Net Assets (000s)	$356,688

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Expense Ratio	1.21%[a]

Total Net Assets (000s)	$35,395

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$7,350		$10,619

Price/Earning Ratio (P/E)	34.5x		25.4x

Price/Book Ratio (P/B)	4.05x		5.46x

Beta vs. Russell Midcap® Growth	1.04		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	58%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

15

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Mid Cap Growth Fund
Institutional Class	14.41%	12.94%	4.46%	10.44%	11/01/2000	$134,948
Comparative Index
Russell Midcap® Growth	17.75%	14.42%	6.79%	10.96%	—	$141,477

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Mid Cap Growth Fund
Administrative Class	14.19%	12.70%	4.20%	10.23%	11/01/2002	$26,488
Investor Class	14.16%	12.52%	4.07%	10.08%	11/01/2002	$26,118
Comparative Index
Russell Midcap® Growth	17.75%	14.42%	6.79%	10.96%	—	$28,295

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.1%)

COMMON STOCKS—98.9%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.7%
416,629	DigitalGlobe Inc.*	$12,161

AIRLINES—0.9%
226,647	Spirit Airlines Inc.*	6,051

AUTO COMPONENTS—2.2%
313,730	Allison Transmission Holdings Inc.	7,156
204,200	Tenneco Inc.*	7,897

		15,053

AUTOMOBILES—0.7%
93,000	Tesla Motors Inc.*	5,021

BIOTECHNOLOGY—2.3%
333,560	Arena Pharmaceuticals Inc.*	2,749
55,125	Cubist Pharmaceuticals Inc.*	2,531
17,790	Onyx Pharmaceuticals Inc.*	1,686
21,665	Regeneron Pharmaceuticals Inc.*	4,661
61,430	Vertex Pharmaceuticals Inc.*	4,719

		16,346

BUILDING PRODUCTS—2.0%
119,480	Armstrong World Industries Inc.*	6,098
181,130	Owens Corning*	7,619

		13,717

COMMUNICATIONS EQUIPMENT—2.8%
543,930	JDS Uniphase Corp.*	7,343
296,050	Juniper Networks Inc.*	4,900
128,710	Palo Alto Networks Inc.*	6,963

		19,206

COMPUTERS & PERIPHERALS—0.9%
125,070	SanDisk Corp.*	6,559

CONSTRUCTION & ENGINEERING—1.1%
264,450	KBR Inc.	7,955

CONTAINERS & PACKAGING—2.6%
179,790	Crown Holdings Inc.*	7,674
101,470	Rock-Tenn Co.	10,161

		17,835

DIVERSIFIED FINANCIAL SERVICES—1.4%
59,775	IntercontinentalExchange Inc.*	9,739

ELECTRICAL EQUIPMENT—1.3%
222,170	Polypore International Inc.*	9,316

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.4%
109,320	National Instruments Corp.	2,988

ENERGY EQUIPMENT & SERVICES—1.1%
569,680	Trican Well Service Ltd. (CAN)	7,442

FOOD & STAPLES RETAILING—1.0%
78,600	Whole Foods Market Inc.	6,942

FOOD PRODUCTS—0.9%
42,555	Sanderson Farms Inc.	2,607
133,500	Smithfield Foods Inc.*	3,417

		6,024

HEALTH CARE EQUIPMENT & SUPPLIES—3.7%
905,870	Boston Scientific Corp.*	6,785
62,980	HeartWare International Inc.*	6,122
630,090	Hologic Inc.*	12,835

		25,742

17

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—2.3%
217,154	Catamaran Corp.*	$12,536
96,670	Team Health Holdings Inc.*	3,604

		16,140

HOTELS, RESTAURANTS & LEISURE—8.2%
387,930	Bloomin’ Brands Inc.*	8,438
107,168	Buffalo Wild Wings Inc.*	9,645
533,992	Burger King Worldwide Inc.	9,633
171,230	Life Time Fitness Inc.*	7,908
305,650	Melco Crown Entertainment Ltd. ADR (HK)*[1]	7,522
109,410	Starwood Hotels & Resorts Worldwide Inc.	7,059
121,510	Wyndham Worldwide Corp.	7,300

		57,505

HOUSEHOLD DURABLES—2.3%
207,300	Standard Pacific Corp.*	1,876
263,900	Taylor Morrison Home Corp.*	6,803
67,010	Whirlpool Corp.	7,658

		16,337

HOUSEHOLD PRODUCTS—0.9%
116,426	Spectrum Brands Holdings Inc.	6,520

INSURANCE—4.1%
113,140	AON plc	6,828
341,920	Assured Guaranty Ltd. (BM)	7,054
140,520	Hanover Insurance Group Inc.	7,086
254,570	XL Group plc (IE)	7,927

		28,895

INTERNET & CATALOG RETAIL—2.8%
106,500	HomeAway Inc.*	3,254
32,440	NetFlix Inc.*	7,009
170,840	TripAdvisor Inc.*	8,983

		19,246

INTERNET SOFTWARE & SERVICES—8.1%
341,833	Akamai Technologies Inc.*	15,010
279,990	Autodesk Inc.*	11,026
108,270	Cornerstone Ondemand Inc.*	3,928
110,050	InterActive Corp.	5,180
76,840	LinkedIn Corp.*	14,760
224,290	Trulia Inc.*	6,518

		56,422

IT SERVICES—2.4%
189,240	Teradata Corp.*	9,664
305,315	Vantiv Inc.*	6,879

		16,543

LIFE SCIENCES TOOLS & SERVICES—2.2%
195,850	Agilent Technologies Inc.	8,116
94,370	Covance Inc.*	7,036

		15,152

MACHINERY—0.7%
67,760	Pall Corp.	4,520

MEDIA—1.0%
2,000	Imax Corp. (CAN)*	51
511,130	Pandora Media Inc.*	7,120

		7,171

OIL, GAS & CONSUMABLE FUELS—3.7%
89,480	Cabot Oil & Gas Corp.	6,089
145,390	Cobalt International Energy Inc.*	4,062
106,872	GS Holdings (S. KOR)	5,296

Shares		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
56,315	Pioneer Natural Resources Co.	$6,884
102,085	Southwestern Energy Co.*	3,820

		26,151

PAPER & FOREST PRODUCTS—1.8%
150,785	International Paper Co.	7,084
307,912	Louisiana-Pacific Corp.*	5,579

		12,663

PERSONAL PRODUCTS—0.9%
815,200	Hypermarcas SA (BR)*	6,523

PHARMACEUTICALS—4.1%
112,500	Actavis Inc.*	11,895
155,970	Endo Pharmaceuticals Holdings Inc.*	5,715
184,340	Forest Laboratories Inc.*	6,896
74,210	Salix Pharmaceuticals Ltd.*	3,880

		28,386

PROFESSIONAL SERVICES—1.5%
107,500	IHS Inc.*	10,474

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
513,346	Host Hotels & Resorts Inc.	9,379
52,180	Zillow Inc.*	3,070

		12,449

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.9%
533,000	BR Malls Participacoes SA (BR)	6,327

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
719,130	Micron Technology Inc.*	6,774
291,700	NXP Semiconductor NV (NET)*	8,036

		14,810

SOFTWARE—10.3%
687,160	Cadence Design Systems Inc.*	9,483
112,320	Citrix Systems Inc.*	6,983
147,120	Concur Technologies Inc.*	10,756
138,020	Red Hat Inc.*	6,615
175,440	Salesforce.com Inc.*	7,212
228,700	ServiceNow Inc.*	9,368
75,465	Solera Holdings Inc.	4,345
121,290	Splunk Inc.*	4,949
299,720	Symantec Corp.*	7,283
261,060	TIBCO Software Inc.*	5,067

		72,061

SPECIALTY RETAIL—6.3%
167,440	Dick’s Sporting Goods Inc.	8,054
112,083	DSW Inc.	7,411
56,061	Dufry AG (SWS)*	7,469
86,300	Five Below Inc.*	3,106
226,020	Francesca’s Holdings Corp.*	6,455
77,320	ULTA Salon Cosmetics & Fragrance Inc.*	6,777
116,340	Urban Outfitters Inc.*	4,821

		44,093

TEXTILES, APPAREL & LUXURY GOODS—2.4%
54,100	PVH Corp.	6,244
4,159,500	Samsonite International SA	10,247

		16,491

TRADING COMPANIES & DISTRIBUTORS—1.1%
111,050	WESCO International Inc.*	7,961

TOTAL COMMON STOCKS (Cost $584,147)		690,937

18

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—1.2%
(Cost $8,113)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$8,113	Repurchase Agreement with Bank of America Corp. dated April 30, 2013 due May 01, 2013 at 0.130% collateralized by U.S. Treasury Notes (market value $8,277)	$8,113

TOTAL INVESTMENTS—100.1% (Cost $592,260)		699,050

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(450)

TOTAL NET ASSETS—100.0%		$698,600

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Aerospace & Defense	$12,161	$—	$—	$12,161
Airlines	6,051	—	—	6,051
Auto Components	15,053	—	—	15,053
Automobiles	5,021	—	—	5,021
Biotechnology	16,346	—	—	16,346
Building Products	13,717	—	—	13,717
Communications Equipment	19,206	—	—	19,206
Computers & Peripherals	6,559	—	—	6,559
Construction & Engineering	7,955	—	—	7,955
Containers & Packaging	17,835	—	—	17,835
Diversified Financial Services	9,739	—	—	9,739
Electrical Equipment	9,316	—	—	9,316
Electronic Equipment, Instruments & Components	2,988	—	—	2,988
Energy Equipment & Services	7,442	—	—	7,442
Food & Staples Retailing	6,942	—	—	6,942
Food Products	6,024	—	—	6,024
Health Care Equipment & Supplies	25,742	—	—	25,742
Health Care Providers & Services	16,140	—	—	16,140
Hotels, Restaurants & Leisure	57,505	—	—	57,505
Household Durables	16,337	—	—	16,337
Household Products	6,520	—	—	6,520
Insurance	28,895	—	—	28,895
Internet & Catalog Retail	19,246	—	—	19,246
Internet Software & Services	56,422	—	—	56,422
IT Services	16,543	—	—	16,543
Life Sciences Tools & Services	15,152	—	—	15,152
Machinery	4,520	—	—	4,520
Media	7,120	51	—	7,171
Oil, Gas & Consumable Fuels	20,855	5,296	—	26,151
Paper & Forest Products	12,663	—	—	12,663
Personal Products	—	6,523	—	6,523
Pharmaceuticals	28,386	—	—	28,386
Professional Services	10,474	—	—	10,474
Real Estate Investment Trusts (REITs)	12,449	—	—	12,449
Real Estate Management & Development	6,327	—	—	6,327
Semiconductors & Semiconductor Equipment	14,810	—	—	14,810
Software	72,061	—	—	72,061
Specialty Retail	36,624	7,469	—	44,093
Textiles, Apparel & Luxury Goods	6,244	10,247	—	16,491
Trading Companies & Distributors	7,961	—	—	7,961
Short-Term Investments
Repurchase Agreements	—	8,113	—	8,113

Total Investments in Securities	$661,351	$37,699	$—	$699,050

19

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

BR	Brazil.

CAN	Canada.

HK	Hong Kong.

IE	Ireland.

NET	Netherlands.

S. KOR	South Korea.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

20

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center 24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager Since 2000

Ethan Meyers, CFA

Since 2000

John Montgomery

Since 2011

Bruce Jacobs, CFA

Since 2011

Hamlen Thompson

Since 2011

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth

William Muggia

Ethan Meyers

John Montgomery

Bruce Jacobs

Hamlen Thompson

Management’s Discussion of Fund Performance

MARKET REVIEW

While global economic growth remains tepid, we are excited to have identified some clear pockets of strength. Domestic auto sales have been surprisingly resilient and home prices continue to improve. Housing is a critical component of the U.S. economy and, until last year, had been absent for much of the recovery. Additionally, the strength in construction activity broadened out beyond the housing market as the Architectural Billings Index—a forward indicator of non-residential construction activity—improved markedly. We think this should bode well not only for traditional construction but also for related industries. Weakness in Information Technology stocks can be chalked up to disappointment in consumer electronics, general inventory issues, and potential sequestration risks to critical government spending. The Materials sector has been hurt by underperforming sub-sectors like aluminum and gold. We think this underperformance has less to do with the state of the global economy and more to do with excess capacity built during more optimistic times. We have been able to identify areas of opportunity within the sector including chemicals and paper products.

PERFORMANCE

Harbor Small Cap Growth Fund returned 18.72% (Institutional Class), 18.66% (Administrative Class), and 18.62% (Investor Class) for the six months ended April 30. The Fund outpaced its benchmark, the Russell 2000® Growth Index, which returned 16.60%. The outperformance was driven primarily by investments in Industrials, Energy, and Materials; the portfolio’s Health Care holdings also provided incremental gains. The Consumer Discretionary and Financials sectors were areas of relative weakness.

The Industrials sector was the portfolio’s best relative performer, contributing over 150 basis points, or 1.50 percentage points, to excess returns. Industrials stocks, particularly those within early cyclical industries such as construction and engineering, trucking, and airlines, considerably outperformed the broad market. The portfolio’s overweight of the sector helped but it was positive stock selection that generated the majority of the relative performance benefit. Swift Transportation, a freight trucking services provider, was one of the sector’s top contributors to both absolute and relative results. The stock surged in late January after the company reported +30% year-over-year earnings growth in the fourth fiscal quarter, a result that was above both consensus expectations and management’s implied guidance. We trimmed the portfolio’s position several times into strength and eventually sold when the stock reached our internal price target.

Investments in Energy outperformed broadly, generating approximately 140 basis points of relative gains. The biggest contribution to both absolute and relative returns stemmed from shares of Tesoro, an oil and gas refiner. We have maintained for some time that U.S.-based refineries enjoy a competitive advantage over their global peers given the feedstock price differential between North Sea Brent and U.S. West Texas Intermediate

21

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Arthrocare Corp.	2.9%
Tesoro Corp.	2.9%
ICON plc	2.7%
Stewart Enterprises Inc.	2.7%
Watsco Inc.	2.7%
CoStar Group Inc.	2.3%
Health Management Associates Inc.	2.3%
Huron Consulting Group Inc.	2.3%
Corporate Executive Board Co.	2.1%
Team Health Holdings Inc.	2.1%

crude oil varieties. Tesoro’s balance sheet has improved dramatically over the past couple of years, allowing the company to launch several shareholder-friendly programs. For example, a quarterly dividend was re-initiated in the second half of 2012 and has been raised twice since then; the company also has been engaged in aggressive share-repurchase activity. We trimmed our position in the stock twice during the last six months; however, it remains the portfolio’s largest holding, a reflection of our high conviction in the stock. Superior Energy Services also contributed meaningfully to relative returns.

Materials added 110 basis points to relative performance. We attempt to identify companies that have a high level of growth drivers, cost advantages, and long-term end-market growth. Chemicals and building products manufacturer Axiall—formerly Georgia Gulf—falls into this category. The company manufactures vinyl-based building products. It reported four consecutive quarters of above-consensus earnings, driven by lower feedstock costs, higher volumes, and improved pricing. Axiall contributed to both absolute and relative performance, as did KapStone Paper & Packaging. Investors appreciated KapStone’s announcement of a $50-per-ton price increase for kraft paper products (grocery bags, pet food bags, etc.) effective in January. Further price increases in domestic containerboard and improved U.S. box shipments could lead to further upside in the stock, in our view.

The Financials sector detracted 75 basis points from excess results. Financials outperformed the broad market, and the portfolio’s limited exposure to REITs, or real estate investment trusts, held back relative performance. In addition, DFC Global, which provides short-term loans and check-cashing services to small-business owners and private clients, traded down sharply after lowering its earnings guidance, thereby detracting from both absolute and relative results. The disappointing earnings announcement came on the heels of regulatory changes in the United Kingdom, a country that accounts for 50% of DFC’s revenues. Our research indicates that while the new regulations likely will have a negative impact on lending credit costs, these costs should normalize back to historic levels by next quarter. In fact, we believe that the regulatory changes should benefit the company in the long run, forcing weaker competitors out of the market.

The Consumer Discretionary sector detracted 33 basis points from relative returns. The portfolio remains underweight Consumer Discretionary, with investments diversified across multiple sub-industries, providing exposure to groups that are more sensitive to consumer spending, such as specialty stores and Internet retail, and to the less-cyclical education services sub-industry. While multiple holdings within the sector outperformed their index peers, declines in the apparel retail sub-industry led to the relative performance shortfall.

OUTLOOK AND STRATEGY

We think it is reasonable to assume that a correction will occur at some point in calendar 2013 as this type of price action has become somewhat commonplace in recent years. We believe a growth scare of some kind will likely emerge—as it has in each of the last three years—and pressure cyclically sensitive stocks. We are hopeful that such volatility will create opportunities for us to build investment positions in areas that we believe offer compelling longer-term rewards. We remain constructive and believe that the necessary building blocks for a sustained bull market are in place. In our view, earnings

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

growth should accelerate throughout 2013, and so long as the Federal Reserve remains accommodative, some broad themes should sustain the health of the economy. We believe that an ongoing renaissance in industrial America, driven by stable labor costs and cheap energy, should expand the productive capacity of the U.S. and improve the fortunes of not only Industrials companies but many Materials companies as well. The construction market has just begun to improve and trends would suggest that both residential and non-residential construction should remain healthy for some time. Innovation in Health Care, Energy, and Technology should revitalize organic growth in these critical economic sectors, in our view.

23

Harbor Small Cap Growth Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Expense Ratio	0.83%[a]

Total Net Assets (000s)	$563,395

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Expense Ratio	1.08%[a]

Total Net Assets (000s)	$686

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Expense Ratio	1.20%[a]

Total Net Assets (000s)	$23,504

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$2,278		$1,740

Price/Earning Ratio (P/E)	29.5x		28.7x

Price/Book Ratio (P/B)	3.32x		4.21x

Beta vs. Russell 2000® Growth	1.04		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	32%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

24

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Small Cap Growth Fund
Institutional Class	18.72%	16.65%	6.92%	10.27%	11/01/2000	$132,875
Comparative Index
Russell 2000® Growth	16.60%	15.67%	7.81%	10.53%	—	$136,112

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Small Cap Growth Fund
Administrative Class	18.66%	16.43%	6.68%	10.01%	11/01/2002	$25,968
Investor Class	18.62%	16.34%	6.54%	9.84%	11/01/2002	$25,564
Comparative Index
Russell 2000® Growth	16.60%	15.67%	7.81%	10.53%	—	$27,222

As stated in the Fund’s current prospectus, the expense ratios were 0.85% (Institutional Class); 1.10% (Administrative Class); and 1.22% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

25

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.6%)

COMMON STOCKS—95.4%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.6%
295,720	Hexcel Corp.*	$9,019
80,150	Triumph Group Inc.	6,404

		15,423

AIR FREIGHT & LOGISTICS—1.2%
418,806	XPO Logistics Inc.*	6,831

BIOTECHNOLOGY—5.2%
294,290	Alkermes plc (IE)*	9,008
145,800	Cubist Pharmaceuticals Inc.*	6,695
BIOTECHNOLOGY—Continued
608,264	Idenix Pharmaceuticals Inc.*	$2,251
159,580	Medivation Inc.*	8,411
488,580	Merrimack Pharmaceuticals Inc.*	2,404
60,650	Puma Biotechnology Inc.*	1,952

		30,721

CAPITAL MARKETS—1.6%
805,730	BGC Partners Inc.	4,609
369,957	FXCM Inc.	5,013

		9,622

CHEMICALS—1.4%
162,440	Axiall Corp.	8,520

COMMERCIAL BANKS—1.7%
404,510	East West Bancorp Inc.	9,842

COMMERCIAL SERVICES & SUPPLIES—5.3%
230,421	Herman Miller Inc.	5,781
516,191	Interface Inc.	8,641
309,677	Progressive Waste Solutions Ltd. (CAN)	6,894
768,202	Steelcase Inc.	9,756

		31,072

COMMUNICATIONS EQUIPMENT—1.0%
253,500	Aruba Networks Inc.*	5,701

CONSUMER FINANCE—1.9%
621,028	DFC Global Corp.*	8,384
182,658	Green Dot Corp.*	2,869

		11,253

DIVERSIFIED CONSUMER SERVICES—3.9%
206,450	Bright Horizons Family Solutions Inc.*	6,697
1,791,153	Stewart Enterprises Inc.	15,959

		22,656

ELECTRICAL EQUIPMENT—0.5%
42,440	Acuity Brands Inc.	3,096

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
86,440	Sanmina Corp.*	1,091

ENERGY EQUIPMENT & SERVICES—3.6%
109,410	Oil States International Inc.*	9,777
411,290	Superior Energy Services Inc.*	11,347

		21,124

FOOD & STAPLES RETAILING—0.6%
138,289	Natural Grocers By Vitamin Cottage Inc.*	3,468

FOOD PRODUCTS—1.8%
344,380	B&G Foods Inc.	10,628

HEALTH CARE EQUIPMENT & SUPPLIES—9.2%
493,850	Arthrocare Corp.*	17,112
94,870	Cyberonics Inc.*	4,119
140,670	DexCom Inc.*	2,308
99,470	Haemonetics Corp.*	3,830
508,968	Masimo Corp.	10,210
272,547	Quidel Corp.*	6,083
250,431	Steris Corp.	10,416

		54,078

HEALTH CARE PROVIDERS & SERVICES—5.7%
1,157,490	Health Management Associates Inc.*	13,300
69,630	Mwi Veterinary Supply Inc.*	8,196
330,428	Team Health Holdings Inc.*	12,318

		33,814

26

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
HOTELS, RESTAURANTS & LEISURE—3.0%
164,700	Bally Technologies Inc.*	$8,775
128,159	Cheesecake Factory Inc.	5,104
144,040	Multimedia Games Holding Co. Inc.*	3,552

		17,431

INSURANCE—2.7%
62,970	Allied World Assurance Co. Holdings Ltd. (SWS)	5,718
257,260	Validus Holdings Ltd. (BM)	9,933

		15,651

INTERNET & CATALOG RETAIL—1.5%
296,800	HomeAway Inc.*	9,067

INTERNET SOFTWARE & SERVICES—2.3%
122,542	CoStar Group Inc.*	13,285

IT SERVICES—2.6%
59,900	Interxion Holding NV (NET)*	1,499
322,021	MoneyGram International Inc.*	5,317
33,990	Wex Inc.*	2,576
383,661	WNS Holdings Ltd. ADR (IND)*[1]	5,732

		15,124

LIFE SCIENCES TOOLS & SERVICES—2.7%
493,949	ICON plc (IE)*	15,866

MACHINERY—3.8%
65,874	American Railcar Industries Inc.	2,352
176,039	Colfax Corp.*	8,216
534,557	Titan International Inc.	11,926

		22,494

MARINE—0.7%
170,447	Matson Inc.	4,012

OIL, GAS & CONSUMABLE FUELS—3.6%
466,873	Matador Resources Co.*	4,608
305,780	Tesoro Corp.	16,329

		20,937

PAPER & FOREST PRODUCTS—1.5%
297,681	KapStone Paper and Packaging Corp.	8,805

PROFESSIONAL SERVICES—4.5%
222,908	Corporate Executive Board Co.	12,563
329,138	Huron Consulting Group Inc.*	13,751

		26,314

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.3%
302,525	LaSalle Hotel Properties	7,844

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
294,645	Alexander & Baldwin Inc.*	10,036

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
256,120	Cirrus Logic Inc.*	$4,946
541,690	Cypress Semiconductors Corp.*	5,466
104,338	Monolithic Power Systems Inc.	2,516

		12,928

SOFTWARE—7.4%
498,596	Cadence Design Systems Inc.*	6,881
400,200	Fortinet Inc.*	7,188
212,350	Guidewire Software Inc.*	8,511
284,660	QLIK Technologies Inc.*	7,404
149,903	SolarWinds Inc.*	7,622
59,664	Ultimate Software Group Inc.*	5,763

		43,369

SPECIALTY RETAIL—2.5%
59,329	Five Below Inc.*	2,135
142,890	Lithia Motors Inc.	7,076
163,779	Rent-A-Center Inc.	5,721

		14,932

TRADING COMPANIES & DISTRIBUTORS—4.0%
209,855	Beacon Roofing Supply Inc.*	8,002
185,215	Watsco Inc.	15,628

		23,630

TOTAL COMMON STOCKS (Cost $440,525)		560,665

SHORT-TERM INVESTMENTS—5.3%
(Cost $31,220)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$31,220	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $31,846)	31,220

TOTAL INVESTMENTS—100.7% (Cost $471,745)		591,885

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.7)%		(4,300)

TOTAL NET ASSETS—100.0%		$587,585

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $31,220 are classified as Level 2. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

27

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

CAN	Canada.

IE	Ireland.

IND	India.

NET	Netherlands.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

28

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Aristotle Capital Management, LLC

11100 Santa Monica Boulevard

Suite 1700 Los Angeles, CA 90025

PORTFOLIO MANAGER

Howard Gleicher, CFA

Since 2012

Aristotle has subadvised the Fund since 2012.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks

Howard Gleicher

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. markets continued to show optimism in the first half of fiscal 2013, buoyed by better-than-expected corporate profits, the continuation of unlimited monetary stimulus, and a welcome end to the “fiscal cliff” negotiations. Concerns did surface, however, late in the first quarter of calendar 2013 as the Cypriot government raised the possibility of garnishing every citizen’s bank account. A later solution concerned those with accounts in excess of $130,000; those accounts have now become eminent domain and are subject to confiscation. In our view, the implications to the entire banking system in Europe are troubling.

Global markets responded predictably to the news from Cyprus. Markets in the most troubled European economies (Italy and Spain) were soft while those in more stable regions (Switzerland and the U.K.) were strong. What was somewhat different was the Japanese market. After languishing for many quarters, the Japanese market led the global performance pack, up over 50% in local currency and 28% in U.S. dollars for the past six months.

Overall, gains in U.S. equities were broad and substantial. The Russell 1000® Value Index advanced 16.31% as 8 of its 10 economic sectors posted double-digit returns. The Information Technology sector showed the strongest gains with a total return in excess of 28%. Meanwhile, Energy and Materials were the only sectors not able to post double-digit returns.

PERFORMANCE

The Harbor Large Cap Value Fund outperformed its benchmark over the six months ended April 30. The Fund returned 17.00% (Institutional Class), 16.73% (Administrative Class), and 16.60% (Investor Class), compared with the 16.31% return of the Russell 1000® Value Index. The two main drivers of relative performance were our overweight position in Information Technology (as noted, the strongest sector) and security selection in the Energy segment.

Our holdings in Information Technology, while strong on an absolute basis, did not keep up with the over-28% return posted by that sector in the benchmark. This is not unusual in a market where higher-beta stocks are performing well. However, our relative overweight in that sector offset that headwind to a large degree. Our lone negative performer in Information Technology was EMC, which was a significant detractor from both absolute and relative returns. The company reported earnings in late January that were slightly ahead of analysts’ estimates but warned of economic headwinds. The storage industry and the economy experienced a slowdown in 2012, and management issued cautious guidance for this year as customers tighten budgets. Longer term, however, we continue to find considerable value in EMC due to its leading market position in higher-end storage as well as its majority stake in VMware, the leader in server, network, and storage infrastructure virtualization.

Our strongest sector from a relative performance standpoint was Energy. Hess continues to benefit from its ongoing restructuring and Phillips 66 has shown significant operational improvement in spite of a recent spike in ethanol credit prices. Both contributed meaningfully to absolute and relative performance. U.S. refiners are required by EPA regulations to produce a specific concentration of ethanol in their formulations. Those that can’t (or won’t) must buy offset credits to remain compliant. Prices of those offset

29

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Home Depot Inc.	3.4%
Lennar Corp.	3.3%
Hershey Co.	3.2%
Time Warner Inc.	3.1%
Diageo plc ADR	3.0%
eBay Inc.	3.0%
Unilever NV	3.0%
TE Connectivity Ltd.	2.9%
Phillips 66	2.8%
JP Morgan Chase & Co.	2.7%

credits have soared recently, raising the price of gas at the pump. Phillips 66 has been able to manage through this headwind while protecting margins. We remain confident in Phillips 66’s experienced, shareholder-oriented management team. Despite recent stock price appreciation, we believe its current valuation still does not fairly reflect the value of the company’s natural gas and chemicals businesses.

Spain-based Banco Santander was a major detractor from relative performance in Financials. In sharp contrast to U.S.-based banks, shares of Banco Santander have been consistent with European financial woes. However, Santander remains among the 10 most profitable banks in the world. Its credit quality is improving and the bank is well overcapitalized. Furthermore, not reflected in its current valuation is Santander’s large and growing emerging markets exposure, where revenues are growing at a double-digit pace. Thus, we remain holders of Banco Santander at current levels.

OUTLOOK AND STRATEGY

Our outlook for the markets remains unchanged as long-term fundamentals for U.S. business activity continue to show marginal improvement. As long as productivity growth remains strong, we maintain our sanguine views of business, the economy, and the global financial markets. Going forward, we continue to focus our attention on the individual companies we own in the portfolio. We believe that over the long term, investing in high-quality businesses at meaningful discounts to their fair values will offer downside protection. Furthermore, the team is committed to investing in companies only upon the identification of business-specific catalysts that we expect to narrow the valuation gap and cause stock price appreciation within our three-to-five-year investment horizon.

This report contains the current opinions of Aristotle Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

30

Harbor Large Cap Value Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.68%[a,b]

Total Net Assets (000s)	$157,249

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.93%[a,b]

Total Net Assets (000s)	$10,958

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.05%[a,b]

Total Net Assets (000s)	$26,257

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$59,943		$95,618

Price/Earning Ratio (P/E)	19.6x		17.8x

Price/Book Ratio (P/B)	2.74x		1.89x

Beta vs. Russell 1000® Value	0.95		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	10%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

31

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Large Cap Value Fund
Institutional Class	17.00%	21.63%	3.22%	7.89%	12/29/1987	$106,874
Comparative Index
Russell 1000® Value	16.31%	21.80%	4.17%	8.42%	—	$112,244

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Large Cap Value Fund
Administrative Class	16.73%	21.21%	2.92%	7.64%	11/01/2002	$20,881
Investor Class	16.60%	21.09%	2.82%	7.46%	11/01/2002	$20,535
Comparative Index
Russell 1000® Value	16.31%	21.80%	4.17%	8.42%	—	$22,449

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.73% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); and 1.05% (Net) and 1.10% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

32

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.8%)

COMMON STOCKS—97.2%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.4%
63,000	General Dynamics Corp.	$4,659

BEVERAGES—3.0%
47,600	Diageo plc ADR (UK)[1]	5,817

CAPITAL MARKETS—1.4%
160,000	Charles Schwab Corp.	2,714

CHEMICALS—4.8%
127,000	Dow Chemical Co.	4,307
60,000	Ecolab Inc.	5,077

		9,384

COMMERCIAL BANKS—10.3%
490,000	Banco Santander SA ADR (SP)[1]	3,552
101,000	First Republic Bank	3,836
39,800	M&T Bank Corp.	3,988
660,000	Mitsubishi UFJ Financial Group Inc. ADR (JP)[1]	4,475
143,000	Suntrust Bank Inc.	4,183

		20,034

COMPUTERS & PERIPHERALS—2.4%
210,000	EMC Corp.*	$4,710

DIVERSIFIED FINANCIAL SERVICES—5.4%
420,000	Bank of America Corp.	5,170
108,000	JP Morgan Chase & Co.	5,293

		10,463

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.9%
128,000	TE Connectivity Ltd. (SWS)	5,574

ENERGY EQUIPMENT & SERVICES—2.6%
118,000	Halliburton Co.	5,047

FOOD & STAPLES RETAILING—1.6%
63,300	Walgreen Co.	3,134

FOOD PRODUCTS—10.5%
53,000	Bunge Ltd. (BM)	3,827
88,400	General Mills Inc.	4,457
70,200	Hershey Co.	6,259
137,100	Unilever NV (NET)	5,824

		20,367

GAS UTILITIES—2.5%
191,000	Questar Corp.	4,849

HEALTH CARE EQUIPMENT & SUPPLIES—6.7%
64,000	Baxter International Inc.	4,472
71,000	Covidien plc	4,532
88,000	Medtronic Inc.	4,108

		13,112

HOUSEHOLD DURABLES—3.3%
155,000	Lennar Corp.	6,389

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—2.2%
308,500	AES Corp.	4,276

INDUSTRIAL CONGLOMERATES—2.4%
208,600	General Electric Co.	4,650

INSURANCE—1.4%
104,000	Progressive Corp.	2,630

INTERNET SOFTWARE & SERVICES—3.0%
112,000	eBay Inc.*	5,868

IT SERVICES—2.2%
21,000	International Business Machines Corp.	4,253

MACHINERY—4.1%
47,000	Deere & Co.	4,197
50,100	SPX Corp.	3,733

		7,930

MEDIA—3.1%
102,000	Time Warner Inc.	6,098

OIL, GAS & CONSUMABLE FUELS—6.7%
59,000	Hess Corp.	4,259
89,600	Phillips 66	5,461
27,700	Pioneer Natural Resources Co.	3,386

		13,106

PHARMACEUTICALS—2.2%
94,000	Abbvie Inc.	4,329

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.2%
117,700	Texas Instruments Inc.	4,262

33

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SOFTWARE—2.2%
130,000	Oracle Corp.	$4,261

SPECIALTY RETAIL—3.5%
91,300	Home Depot Inc.	6,697

WIRELESS TELECOMMUNICATION SERVICES—2.2%
926,954	Vodafone Group plc (UK)	2,829
48,000	Vodafone Group plc ADR (UK)[1]	1,468

		4,297

TOTAL COMMON STOCKS (Cost $146,562)		188,910

SHORT-TERM INVESTMENTS—2.6%
(Cost $5,108)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$5,108	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $5,210)	$5,108

TOTAL INVESTMENTS—99.8% (Cost $151,670)		194,018

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		446

TOTAL NET ASSETS—100.0%		$194,464

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $5,108 and holdings in the Wireless Telecommunication Services category valued at $2,829 are classified as Level 2. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BM	Bermuda.

JP	Japan.

NET	Netherlands.

SP	Spain.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

155 North Wacker Drive Suite 4600 Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA Since 2006

LSV has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

The broad U.S. equity market as measured by the S&P 500 Index was up 14.42% for the six months ended April 30. Mid cap stocks posted even better results as the Russell Midcap® Index advanced 18.90%. Value stocks led growth stocks among mid and large cap stocks while there was little difference between small cap growth and value. Among mid cap stocks, the Russell Midcap® Value Index advanced 19.89% compared to 17.75% for the Russell Midcap® Growth Index.

Markets shrugged off the potential impact of the fiscal cliff, sequestration, and the sovereign debt issues that continue to plague many countries in the developed world to post strong results. Equities continued to benefit from accommodative monetary policies both at home and abroad. The Federal Reserve announced another round of quantitative easing in the fall and reaffirmed its desire to keep rates low as long as the economy remains weak and inflation stays under control. The Bank of Japan announced an aggressive quantitative easing program aimed at a 2% inflation target. While global growth remained sluggish, particularly in Europe, the U.S. economy showed slow but steady improvement. The housing sector continued to improve and the unemployment rate, while still stubbornly high, declined. While defensive sectors of the market including Consumer Staples and Health Care led the rally, Information Technology, Industrials, and Financials also posted good results. Materials and Energy lagged the market but still posted double-digit returns.

PERFORMANCE

The Harbor Mid Cap Value Fund outperformed its Russell Midcap® Value Index benchmark for the first half of fiscal 2013. The Fund returned 21.59% (Institutional Class), 21.48% (Administrative Class), and 21.40% (Investor Class) for the six months ended April 30, compared to the 19.89% return for the Index. The primary source of value added was stock selection, but our sector weightings also had a positive impact on relative performance. Our overweights to Technology and Consumer Staples, the two top performing sectors, added value, while stock selection was particularly strong in the Energy and Financials sectors.

Top performers in the Fund included Energy holdings Hess and Valero Energy, supermarkets Kroger and Safeway, Technology companies Seagate Technology and Western Digital, as well as GameStop in the Consumer Discretionary sector. In the Financials sector, our REIT holdings did well including Commonwealth REIT and Lexington Realty Trust. These holdings all contributed to both absolute and relative returns. Major detractors from relative returns Detractors included Kohl’s, Harris, Entergy, Domtar, W&T Offshore, and Discover Financial Services. Lower-multiple stocks based on price/earnings, price/book, and price/cash flow ratios led the market. This helped results given our deep value approach.

35

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Ameriprise Financial Inc.	1.9%
Hess Corp.	1.8%
Aetna Inc.	1.7%
CA Inc.	1.7%
AGCO Corp.	1.6%
Valero Energy plc	1.6%
Marathon Petroleum Corp.	1.5%
Kroger Co.	1.4%
Portland General Electric Co.	1.4%
Safeway Inc.	1.4%

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macro-economic analysis.

Sector weightings are a residual of our bottom-up stock selection process subject to minimum and maximum exposures to sectors and industries. Relative to the Russell Midcap® Value Index, the Fund is overweight Technology, Consumer Staples, Financials (ex-REITs), and Consumer Discretionary stocks. The Fund is underweight to REITs and Utilities.

The most significant changes in relative sector weights over the last six months were increases to Health Care and Energy and decreases to the Materials and Consumer Discretionary sectors. Within Health Care we bought Cardinal Health and Questor Pharmaceuticals. In the Energy sector we bought Helmerich & Payne and Western Refining. We sold chemical companies Eastman Chemical, Ashland, and Stepan, reducing our weight to the Materials sector. While we remain overweight the Consumer Discretionary sector, we reduced the exposure by selling Stage Stores, Gannett, Bob Evans Farms, and American Greetings. American Greetings had advanced on news that the company would be taken private.

Recent above-average equity market returns were primarily driven by expansion in valuation multiples as opposed to significant earnings and/or dividend growth. Growth in 2013 is still expected to be muted but we believe that valuations are not terribly demanding. As of April 30 the Fund was trading at 11.0x forward earnings compared to 15.4x for the Russell Midcap® Value Index, 1.4x book compared to 1.7x for the benchmark, and 6.5x cash flow compared to 9.5x for the index. The companies we are holding have continued to generate strong earnings and good cash flow but trade, in our view, at very attractive multiples.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Mid Cap Value Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.93%[a],b

Total Net Assets (000s)	$67,020

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.18%[a],b

Total Net Assets (000s)	$1,729

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.30%[a],b

Total Net Assets (000s)	$9,031

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$9,480		$9,860

Price/Earning Ratio (P/E)	12.8x		20.3x

Price/Book Ratio (P/B)	1.55x		1.87x

Beta vs. Russell Midcap® Value	1.11		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	6%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

37

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Mid Cap Value Fund
Institutional Class	21.59%	24.34%	8.45%	9.51%	03/01/2002	$123,980
Comparative Index
Russell Midcap® Value	19.89%	23.66%	7.49%	11.88%	—	$153,598

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Mid Cap Value Fund
Administrative Class	21.48%	24.01%	8.20%	9.30%	11/01/2002	$24,333
Investor Class	21.40%	23.85%	8.08%	9.16%	11/01/2002	$24,034
Comparative Index
Russell Midcap® Value	19.89%	23.66%	7.49%	11.88%	—	$30,720

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 0.99% (Gross) (Institutional Class); 1.20% (Net) and 1.24% (Gross) (Administrative Class); and 1.32% (Net) and 1.36% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

38

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—3.5%
2,700	Engility Holdings Inc.*	$65
6,700	Exelis Inc.	75
12,100	L-3 Communications Holdings Inc.	983
11,400	Northrop Grumman Corp.	863
11,800	Raytheon Co.	724

		2,710

AUTO COMPONENTS—3.1%
12,800	Autoliv Inc.	978
9,900	Lear Corp.	572
14,800	TRW Automotive Holdings Corp.*	889

		2,439

CAPITAL MARKETS—2.9%
19,400	Ameriprise Financial Inc.	1,446
13,400	State Street Corp.	783

		2,229

CHEMICALS—1.4%
10,400	Cabot Corp.	391
37,100	Huntsman Corp.	700
500	Stepan Co.	28

		1,119

COMMERCIAL BANKS—4.7%
20,000	Banco Latinoamericano de Comercio Exterior SA (PA)	454
50,400	Fifth Third Bancorp.	858
106,000	Huntington Bancshares Inc.	760
97,700	KeyCorp.	974
4,800	PNC Financial Services Group Inc.	326
36,000	Regions Financial Corp.	306

		3,678

COMMERCIAL SERVICES & SUPPLIES—0.4%
28,200	R.R. Donnelley & Sons Co.	347

COMMUNICATIONS EQUIPMENT—1.5%
6,900	Comtech Telecommunications Corp.	170
20,700	Harris Corp.	956

		1,126

COMPUTERS & PERIPHERALS—2.8%
16,100	Lexmark International Inc.	488
25,600	Seagate Technology plc (IE)	940
12,900	Western Digital Corp.	713

		2,141

CONSTRUCTION & ENGINEERING—1.4%
20,600	Tutor Perini Corp.*	339
16,300	URS Corp.	716

		1,055

CONSUMER FINANCE—1.7%
6,400	Capital One Financial Corp.	370
15,000	Discover Financial Services	656
9,000	Nelnet Inc.	306

		1,332

CONTAINERS & PACKAGING—1.6%
53,300	Boise Inc.	426
12,500	Owens-Illinois Inc.*	328
4,600	Rock-Tenn Co.	461

		1,215

39

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
100,400	Vonage Holdings Corp.*	$306

ELECTRIC UTILITIES—4.0%
19,300	American Electric Power Co. Inc.	993
14,500	Entergy Corp.	1,033
34,000	Portland General Electric Co.	1,096

		3,122

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.8%
22,600	Ingram Micro Inc.*	402
20,500	TE Connectivity Ltd. (SWS)	893
11,900	Tech Data Corp.*	556
23,300	Vishay Intertechnology Inc.*	327

		2,178

ENERGY EQUIPMENT & SERVICES—1.4%
7,200	Helmerich & Payne Inc.	422
29,700	Nabors Industries Ltd. (BM)	439
6,900	Superior Energy Services Inc.*	191

		1,052

FOOD & STAPLES RETAILING—3.2%
32,500	Kroger Co.	1,117
49,900	Safeway Inc.	1,124
41,600	SUPERVALU Inc.	243

		2,484

FOOD PRODUCTS—3.7%
18,100	Archer Daniels Midland Co.	614
4,000	Bunge Ltd. (BM)	289
14,900	Fresh Del Monte Produce Inc.	379
3,500	Ingredion Inc.	252
29,700	Smithfield Foods Inc.*	760
24,900	Tyson Foods Inc.	613

		2,907

GAS UTILITIES—0.4%
7,400	Atmos Energy Corp.	328

HEALTH CARE EQUIPMENT & SUPPLIES—2.1%
59,300	Boston Scientific Corp.*	444
9,000	Greatbatch Inc.*	252
12,700	Zimmer Holdings Inc.	971

		1,667

HEALTH CARE PROVIDERS & SERVICES—4.3%
22,400	Aetna Inc.	1,287
19,300	Cardinal Health Inc.	853
8,100	CIGNA Corp.	536
28,200	Kindred Healthcare Inc.*	296
7,300	LifePoint Hospitals Inc.*	350

		3,322

HOUSEHOLD DURABLES—2.5%
1,300	American Greetings Corp.	24
11,700	Harman International Industries Inc.	523
12,300	Newell Rubbermaid Inc.	324
9,100	Whirlpool Corp.	1,040

		1,911

HOUSEHOLD PRODUCTS—0.7%
6,000	Energizer Holdings Inc.	580

INSURANCE—11.5%
7,400	Aflac Inc.	403
3,800	Allied World Assurance Co. Holdings Ltd. (SWS)	345
15,600	Allstate Corp.	768

INSURANCE—Continued
16,900	American Equity Investment Life Holding Co.	$258
16,600	American Financial Group Inc.	801
10,300	Aspen Insurance Holdings Ltd. (BM)	393
7,500	Endurance Specialty Holdings Ltd. (BM)	367
3,300	Everest Re Group Ltd. (BM)	446
26,700	Hartford Financial Services Group Inc.	750
17,300	Horace Mann Educators Corp.	390
16,400	Lincoln National Corp.	558
6,300	PartnerRE Ltd. (BM)	594
13,400	Principal Financial Group	484
8,400	Protective Life Corp.	320
5,800	StanCorp Financial Group Inc.	250
18,128	Tower Group International Ltd. (BM)	343
28,800	Unum Group	803
17,400	Validus Holdings Ltd. (BM)	672

		8,945

IT SERVICES—2.0%
20,900	Amdocs Ltd.	746
34,100	Convergys Corp.	581
16,400	SAIC Inc.	245

		1,572

MACHINERY—3.6%
22,900	AGCO Corp.	1,219
22,300	Briggs & Stratton Corp.	502
4,400	Parker Hannifin Corp.	390
12,600	Timken Co.	662

		2,773

MEDIA—1.4%
38,600	Gannett Inc.	778
48,300	Journal Communications Inc.*	329

		1,107

METALS & MINING—0.9%
9,200	Cliffs Natural Resources Inc.	196
7,700	Reliance Steel & Aluminum Co.	501

		697

MULTILINE RETAIL—3.0%
9,600	Dillard’s Inc.	791
16,800	Kohl’s Corp.	791
17,600	Macy’s Inc.	785

		2,367

MULTI-UTILITIES—1.3%
26,500	Public Service Enterprise Group Inc.	970

OFFICE ELECTRONICS—0.9%
83,800	Xerox Corp.	719

OIL, GAS & CONSUMABLE FUELS—8.6%
19,500	Hess Corp.	1,407
13,400	Marathon Oil Corp.	438
15,300	Marathon Petroleum Corp.	1,199
14,600	Murphy Oil Corp.	907
18,300	Tesoro Corp.	977
57,200	USEC Inc.*	18
31,600	Valero Energy plc	1,274
6,400	W&T Offshore Inc.	75
11,800	Western Refining Inc.	365

		6,660

PAPER & FOREST PRODUCTS—0.6%
6,700	Domtar Corp.	466

40

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PERSONAL PRODUCTS—0.8%
10,842	Usana Health Sciences Inc.*	$612

PHARMACEUTICALS—0.7%
8,200	Endo Pharmaceuticals Holdings Inc.*	301
8,500	Questcor Pharmaceuticals Inc.	261

		562

REAL ESTATE INVESTMENT TRUSTS (REITs)—8.4%
56,200	Brandywine Realty Trust	839
38,300	CBL & Associates Properties Inc.	924
25,300	CommonWealth REIT	565
27,600	Hospitality Properties Trust	812
55,400	Lexington Realty Trust	710
68,700	MFA Financial Inc.	637
23,800	PennyMac Mortgage Investment Trust	601
2,778	Silver Bay Realty Trust Corp.	53
56,800	Sunstone Hotel Investors Inc.*	705
56,900	Two Harbors Investment Corp.	681

		6,527

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
72,500	Amkor Technology Inc.*	307
35,600	Marvell Technology Group Ltd. (BM)	383

		690

SOFTWARE—1.7%
50,000	CA Inc.	1,348

SPECIALTY RETAIL—1.1%
22,300	GameStop Corp.	778
20,500	Radioshack Corp.	65

		843

TEXTILES, APPAREL & LUXURY GOODS—0.2%
12,900	The Jones Group Inc.	$181

TOBACCO—0.4%
5,300	Universal Corp.	305

TOTAL COMMON STOCKS (Cost $64,177)		76,592

SHORT-TERM INVESTMENTS—1.0%
(Cost $761)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$761	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $780)	761

TOTAL INVESTMENTS—99.5% (Cost $64,938)		77,353

CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		427

TOTAL NET ASSETS—100.0%		$77,780

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $761 are classified as Level 2. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

IE	Ireland.

PA	Panama.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

41

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGERS

Paul Viera

Since 2001

EARNEST Partners

has subadvised the Fund since

its inception in 2001.

INVESTMENT GOAL

Long-term total return

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks

Paul Viera

Management’s Discussion of

Fund Performance

MARKET REVIEW

U.S. equity markets posted robust returns for the six months ended April 30, with the first calendar quarter of 2013 marking record highs. The small cap market, as represented by the Russell 2000® Value Index, rose 16.58%, performing ahead of the domestic large cap market and significantly outperforming broader international index returns.

The strong domestic returns were largely driven by renewed confidence in U.S. economic growth. The U.S. economy, as measured by GDP, rose at an annualized rate of 2.5% in the first quarter of calendar 2013 and 2.2% for the 2012 calendar year. Consumer spending led growth despite cutbacks in government spending, higher payroll taxes, and increased income tax rates for the highest earners.

The U.S. housing market has been a strong contributor to economic growth as well. Average home prices started 2013 up over 7% from the prior year, which represents the largest year-over-year increase since 2006. Supply figures suggest a further rise in home prices, with an estimated four-month supply of new homes for sale on the market—the lowest level since 2005. Price gains have helped drive foreclosures down 25% from February 2012. Meanwhile, 30-year mortgage rates have remained below 3.75%, as the Federal Reserve continues its accommodative monetary policy.

Despite the pickup in consumer spending and housing prices, overall inflation has remained tame and therefore the Federal Reserve has continued to purchase $40 billion in mortgage-backed securities and $45 billion in Treasurys each month to help keep interest rates low and stimulate the economy. An eventual end to this loose monetary policy poses a significant risk to both the economy and the equity markets. U.S. fiscal policy will also pose a challenge over the remainder of 2013 as sequestration and the associated automatic spending cuts from the U.S. federal budget have commenced.

PERFORMANCE

Harbor Small Cap Value Fund outperformed its Russell 2000® Value Index benchmark by a wide margin for the six months ended April 30. The Fund returned 20.63% (Institutional Class), 20.44% (Administrative Class), and 20.36% (Investor Class), compared with the 16.58% return of the Index.

Consistent with our bottom-up investment approach, stock selection drove relative outperformance. Areas of particular strength were Financials, where the Fund returned over 22% versus the index’s Financials return of 16%. The Fund’s Energy names also posted strong returns with the sector up 41%, significantly outperforming the benchmark. Relative to the index, the Fund had an overweight to Energy and an underweight to Financials. Portfolio holdings in Consumer Discretionary and Information Technology shares registered double-digit returns but lagged behind those in the index.

Shares of Energy holding Newpark Resources were up 55% for the fiscal first half, making important contributions to both absolute and relative returns. Newpark Resources is a diversified oil and gas industry supplier. The company is the fourth largest provider of drilling fluids for oil and gas wells globally. Newpark also makes rig mats and provides drilling-waste disposal services. The company has developed a patent-protected product that meets the needs of the fast-growing horizontal drilling market better than competitor offerings; this should help increase earnings going forward, in our view. Despite concerns that the shift from gas drilling to onshore U.S. oil drilling would pressure suppliers,

42

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Lufkin Industries Inc.	4.6%
Core Laboratories NV	3.4%
Bristow Group Inc.	3.2%
Hexcel Corp.	3.1%
Valspar Corp.	2.8%
Oneok Inc.	2.7%
Snap-on Inc.	2.7%
EnerSys	2.5%
Raymond James Financial Inc.	2.4%
SBA Communications Corp.	2.3%

Newpark continued a trend of better-than-expected margins that began mid 2012. Drilling-fluid margins declined less than expected due to a shift to higher technology and higher priced fluids, while rig mat margins increased due to international sales growth. Newpark exceeded fourth quarter 2012 earnings expectations due to better-than-expected margins in the drilling fluid business. Margins were driven by 31% year-over-year growth in international sales and a smaller decline than expected in U.S. sales.

In the Financials space, Cash America shares appreciated 12%. The stock made a positive contribution to the Fund’s absolute returns but was a slight detractor from relative performance. Cash America provides specialty financial services to individuals through retail services locations and through electronic distribution platforms. The company has developed innovative new consumer loans for population segments that have been historically under-banked. Cash America has had consistent execution, reporting operating earnings of $1.29 per share, well ahead of the consensus, for the most recent quarter. The company experienced strong growth in its online lending business both internationally and in the U.S. with a year-over-year increase of 38%. In addition, Cash America increased margins within its pawn-loan business segment. Looking forward, the company is seeing improvements in its loss ratio as its loan book matures in the United Kingdom. Online lending is still growing rapidly in the U.K. and the company is benefiting from knowledge it has accumulated in the local market.

Insurance company Protective Life, also in the Financials sector, was a major contributor to both absolute and relative returns. Its offerings include life insurance, annuities, and asset protection products. Protective Life has strong distribution channels with financial advisers like Edward Jones, Chase, and Regions. It captured market share during the financial crisis and now has integrated systems with those distributors. The company has experienced strong year-over-year sales growth—66% for the life insurance market and 26% for the annuities market. Protective Life prudently increased pricing earlier than its competition, and although this led to lower sales in previous quarters, it is now paying off in margin expansion. Shares were up 41% for the fiscal half-year and despite this growth are still trading at a significant discount to its historic valuation.

OUTLOOK AND STRATEGY

As of April 30, the Fund was overweight relative to the Russell 2000(R) Value Index in the Industrials, Energy, Health Care, Information Technology, and Telecommunications sectors and was underweight in Financials, Consumer Staples, and Consumer Discretionary. The Fund had a market weight to Utilities and Materials. These weightings are an outgrowth of our fundamental, bottom-up stock selection process.

In managing Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that we believe are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the Fund.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Equity securities, such as common stocks, are affected by company specific events and by movements in the overall stock markets in which those securities principally trade. An adverse company specific event, or downturn in those stock markets, can depress the value of a particular company’s equity securities. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

43

Harbor Small Cap Value Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Expense Ratio	0.84%[a]

Total Net Assets (000s)	$527,407

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Expense Ratio	1.09%[a]

Total Net Assets (000s)	$11,344

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Expense Ratio	1.21%[a]

Total Net Assets (000s)	$15,539

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Weighted Average Market Cap (MM)	$3,098		$1,354

Price/Earning Ratio (P/E)	19.2x		20.7x

Price/Book Ratio (P/B)	2.35x		1.54x

Beta vs. Russell 2000® Value	0.91		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	9%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

44

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Small Cap Value Fund
Institutional Class	20.63%	19.02%	5.89%	10.85%	12/14/2001	$140,020
Comparative Index
Russell 2000® Value	16.58%	19.71%	6.60%	10.28%	—	$132,981

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Small Cap Value Fund
Administrative Class	20.44%	18.72%	5.63%	10.62%	11/01/2002	$27,431
Investor Class	20.36%	18.51%	5.49%	10.43%	11/01/2002	$26,978
Comparative Index
Russell 2000® Value	16.58%	19.71%	6.60%	10.28%	—	$26,596

As stated in the Fund’s current prospectus, the expense ratios were 0.86% (Institutional Class); 1.11% (Administrative Class); and 1.23% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

45

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.2%)

COMMON STOCKS—98.8%

Shares		Value (000s)
AEROSPACE & DEFENSE—6.2%
560,000	Hexcel Corp.*	$17,080
184,098	Moog Inc.*	8,507
117,100	Teledyne Technologies Inc.*	8,790

		34,377

CAPITAL MARKETS—4.2%
253,473	Eaton Vance Corp.	10,109
324,168	Raymond James Financial Inc.	13,427

		23,536

CHEMICALS—4.1%
159,800	Scotts Miracle-Gro Co.	7,247
243,500	Valspar Corp.	15,540

		22,787

COMMERCIAL BANKS—2.8%
357,509	Trustmark Corp.	$8,777
264,810	United Bankshares Inc.	6,702

		15,479

CONSTRUCTION & ENGINEERING—1.3%
166,800	URS Corp.	7,326

CONSUMER FINANCE—1.7%
210,969	Cash America International Inc.	9,205

ELECTRICAL EQUIPMENT—4.7%
298,500	EnerSys*	13,683
379,000	Franklin Electric Co. Inc.	12,268

		25,951

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—7.1%
300,502	Checkpoint Systems Inc.*	3,477
150,428	Coherent Inc.	8,413
407,736	FLIR Systems Inc.	9,912
197,067	Itron Inc.*	7,814
139,428	Littelfuse Inc.	9,735

		39,351

ENERGY EQUIPMENT & SERVICES—12.8%
284,806	Bristow Group Inc.	18,000
130,800	Core Laboratories NV	18,937
286,441	Lufkin Industries Inc.	25,290
819,698	Newpark Resources Inc.*	8,607

		70,834

GAS UTILITIES—6.7%
294,700	Oneok Inc.	15,136
196,769	South Jersey Industries Inc.	12,141
213,937	WGL Holdings Inc.	9,888

		37,165

HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
262,733	Cantel Medical Corp.	8,305
8,125	Invacare Corp.	109

		8,414

HEALTH CARE PROVIDERS & SERVICES—4.2%
267,673	Amedisys Inc.*	2,688
107,945	Centene Corp.*	4,987
251,062	Healthways Inc.*	3,487
137,792	Mednax Inc.*	12,226

		23,388

HOTELS, RESTAURANTS & LEISURE—3.6%
255,400	International Speedway Corp.	8,395
247,000	Life Time Fitness Inc.*	11,406

		19,801

HOUSEHOLD DURABLES—3.9%
281,610	Helen of Troy Ltd.*	9,822
239,200	Meritage Homes Corp.*	11,671

		21,493

INSURANCE—7.4%
416,506	American Equity Investment Life Holding Co.	6,348
320,900	Protective Life Corp.	12,213
175,200	Reinsurance Group of America Inc.	10,959
175,800	State Auto Financial Corp.	3,055
307,845	United Fire Group Inc.	8,607

		41,182

46

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
INTERNET SOFTWARE & SERVICES—0.8%
319,689	Digital River Inc.*	$4,629

IT SERVICES—1.8%
211,600	Global Payments Inc.	9,818

LIFE SCIENCES TOOLS & SERVICES—1.9%
143,300	Covance Inc.*	10,684

MACHINERY—6.1%
293,000	Harsco Corp.	6,396
170,700	Snap-on Inc.	14,714
246,200	Timken Co.	12,943

		34,053

METALS & MINING—1.6%
283,385	AMCOL International Corp.	8,720

OIL, GAS & CONSUMABLE FUELS—0.8%
337,394	Swift Energy Co.*	4,366

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.6%
538,146	First Potomac Realty Trust	8,610
694,680	Medical Properties Trust Inc.	11,178

		19,788

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.0%
240,604	Cabot Microelectronics Corp.*	8,063
872,796	Entegris Inc.*	8,274

		16,337

SPECIALTY RETAIL—1.7%
320,000	Aaron’s Inc.	9,187

THRIFTS & MORTGAGE FINANCE—0.8%
457,750	Astoria Financial Corp.	$4,390

TRADING COMPANIES & DISTRIBUTORS—2.2%
243,342	GATX Corp.	12,398

WIRELESS TELECOMMUNICATION SERVICES—2.3%
164,500	SBA Communications Corp.*	12,994

TOTAL COMMON STOCKS (Cost $351,145)		547,653

SHORT-TERM INVESTMENTS—1.8%
(Cost $9,837)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$9,837	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $10,039)	9,837

TOTAL INVESTMENTS—100.6% (Cost $360,982)		557,490

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(3,200)

TOTAL NET ASSETS—100.0%		$554,290

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $9,837 are classified as Level 2. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

47

[THIS PAGE INTENTIONALLY LEFT BLANK]

48

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$14,071,980	$592,260	$471,745	$151,670	$64,938	$360,982
Investments, at value	$19,059,678	$690,937	$560,665	$188,910	$76,592	$547,653
Repurchase agreements	52,694	8,113	31,220	5,108	761	9,837
Cash	1	—	—	—	1	1
Receivables for:
Investments sold	93,633	1,134	2,271	—	1,093	—
Capital shares sold	25,520	369	218	282	104	603
Dividends	5,569	52	66	304	54	349
Securities lending income	4	—	—	—	—	—
Withholding tax	744	—	—	14	—	—
Prepaid registration fees	—	12	13	18	16	24
Prepaid fund insurance	40	2	2	—	—	2
Other assets	255	14	13	9	—	22
Total Assets	19,238,138	700,633	594,468	194,645	78,621	558,491
LIABILITIES
Payables for:
Investments purchased	69,855	1,074	6,202	—	716	2,542
Capital shares reacquired	25,935	362	266	55	64	1,207
Collateral for securities loaned	293,207	—	—	—	—	—
Accrued expenses:
Management fees	8,811	423	357	93	47	335
12b-1 fees	438	79	5	8	2	5
Transfer agent fees	1,024	36	30	12	4	27
Trustees’ fees and expenses	97	5	4	2	1	5
Other	733	54	19	11	7	80
Total Liabilities	400,100	2,033	6,883	181	841	4,201
NET ASSETS	$18,838,038	$698,600	$587,585	$194,464	$77,780	$554,290
Net Assets Consist of:
Paid-in capital	$13,819,415	$538,976	$440,327	$163,680	$70,126	$317,676
Undistributed/(accumulated) net investment income/(loss)	9,008	(3,948)	34	636	316	187
Accumulated net realized gain/(loss)	(30,777)	56,782	27,084	(12,199)	(5,078)	39,919
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	5,040,392	106,790	120,140	42,347	12,416	196,508
	$18,838,038	$698,600	$587,585	$194,464	$77,780	$554,290
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$16,661,270	$306,517	$563,395	$157,249	$67,020	$527,407
Shares of beneficial interest[1]	358,043	29,647	42,223	15,907	4,456	20,873
Net asset value per share[2]	$46.53	$10.34	$13.34	$9.89	$15.04	$25.27
Administrative Class
Net assets	$591,929	$356,688	$686	$10,958	$1,729	$11,344
Shares of beneficial interest[1]	12,801	35,111	52	1,109	113	450
Net asset value per share[2]	$46.24	$10.16	$12.96	$9.88	$15.18	$25.22
Investor Class
Net assets	$1,584,839	$35,395	$23,504	$26,257	$9,031	$15,539
Shares of beneficial interest[1]	34,555	3,532	1,856	2,639	599	623
Net asset value per share[2]	$45.87	$10.02	$12.67	$9.95	$15.06	$24.92

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2013 (Unaudited)

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund
Investment Income
Dividends	$114,604	$2,135	$4,388	$1,881	$1,162	$3,808
Interest	8	11	1	—	—	1
Securities lending income	4	—	—	—	—	—
Foreign taxes withheld	(1,504)	(23)	(11)	(12)	—	(13)
Total Investment Income	113,112	2,123	4,378	1,869	1,162	3,796
Operating Expenses
Management fees	52,797	2,494	2,080	527	269	1,967
12b-1 fees:
Administrative Class	727	416	1	11	2	14
Investor Class	1,792	46	26	28	6	18
Shareholder communications	390	20	7	4	1	35
Custodian fees	303	56	24	15	20	19
Transfer agent fees:
Institutional Class	4,675	89	160	43	20	150
Administrative Class	175	100	—	3	—	3
Investor Class	1,290	33	19	20	4	13
Professional fees	154	6	5	1	1	4
Trustees’ fees and expenses	173	7	5	2	1	5
Registration fees	181	23	22	21	20	26
Miscellaneous	76	4	3	2	1	3
Total expenses	62,733	3,294	2,352	677	345	2,257
Management fees waived	(1,648)	—	—	—	—	—
Transfer agent fees waived	(402)	(15)	(13)	(4)	(2)	(12)
Other expenses reimbursed	—	—	—	(23)	—	—
Custodial expense reductions	(1)	—	—	—	—	—
Net expenses	60,682	3,279	2,339	650	343	2,245
Net Investment Income/(Loss)	52,430	(1,156)	2,039	1,219	819	1,551
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	378,729	57,992	30,734	553	1,218	42,536
Foreign currency transactions	(458)	(3)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	1,693,709	32,470	62,809	25,505	12,086	54,367
Translations of assets and liabilities in foreign currencies	(8)	—	—	—	—	—
Net gain/(loss) on investment transactions	2,071,972	90,459	93,543	26,058	13,304	96,903
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,124,402	$89,303	$95,582	$27,277	$14,123	$98,454

The accompanying notes are an integral part of the Financial Statements.

50

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$52,430	$24,588	$(1,156)	$(2,977)	$2,039	$(928)
Net realized gain/(loss) on investments	378,271	460,843	57,989	41,406	30,734	27,542
Net unrealized appreciation/(depreciation) of investments	1,693,701	601,625	32,470	22,736	62,809	5,366
Net increase/(decrease) in assets resulting from operations	2,124,402	1,087,056	89,303	61,165	95,582	31,980
Distributions to Shareholders
Net investment income:
Institutional Class	(59,908)	(12,694)	—	—	(1,529)	—
Administrative Class	(777)	—	—	—	—	—
Investor Class	(1,012)	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(5,741)	—	(23,732)	(34,271)
Administrative Class	—	—	(6,502)	—	(52)	(3,046)
Investor Class	—	—	(758)	—	(949)	(1,883)
Total distributions to shareholders	(61,697)	(12,694)	(13,001)	—	(26,262)	(39,200)
Net Increase/(Decrease) Derived from Capital Share Transactions	65,189	3,680,543	(13,710)	(132,387)	23,196	15,111
Net increase/(decrease) in net assets	2,127,894	4,754,905	62,592	(71,222)	92,516	7,891
Net Assets
Beginning of period	16,710,144	11,955,239	636,008	707,230	495,069	487,178
End of period*	$18,838,038	$16,710,144	$698,600	$636,008	$587,585	$495,069
* Includes undistributed/(accumulated) net investment income/(loss) of:	$9,008	$18,275	$(3,948)	$(2,792)	$34	$(476)

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)

$1,219	$4,570	$819	$1,197	$1,551	$5,240
553	34,552	1,218	1,984	42,536	63,372

25,505	(2,985)	12,086	5,717	54,367	(14,795)

27,277	36,137	14,123	8,898	98,454	53,817

(1,102)	(4,624)	(1,357)	(734)	(4,690)	(1,479)
(44)	(486)	(27)	(11)	(80)	(5)
(127)	(170)	(63)	(33)	(80)	—

—	—	—	—	(5,816)	—
—	—	—	—	(142)	—
—	—	—	—	(170)	—
(1,273)	(5,280)	(1,447)	(778)	(10,978)	(1,484)

9,256	(164,539)	(2,808)	(1,544)	(28,892)	(140,756)
35,260	(133,682)	9,868	6,576	58,584	(88,423)

159,204	292,886	67,912	61,336	495,706	584,129
$194,464	$159,204	$77,780	$67,912	$554,290	$495,706

$636	$690	$316	$944	$187	$3,486

52

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
	(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,426,736	$5,809,299	$39,508	$97,244	$58,146	$99,492
Reinvested distributions	53,527	11,062	4,642	—	24,858	33,173
Cost of shares reacquired	(2,397,129)	(2,727,692)	(58,587)	(188,107)	(60,661)	(82,897)
Net increase/(decrease) in net assets	$83,134	$3,092,669	$(14,437)	$(90,863)	$22,343	$49,768
Administrative Class
Net proceeds from sale of shares	$97,481	$360,579	$40,905	$69,072	$103	$1,200
Reinvested distributions	724	—	6,502	—	52	3,046
Cost of shares reacquired	(171,242)	(284,224)	(44,412)	(105,439)	(716)	(36,915)
Net increase/(decrease) in net assets	$(73,037)	$76,355	$2,995	$(36,367)	$(561)	$(32,669)
Investor Class
Net proceeds from sale of shares	$252,697	$827,982	$6,440	$6,309	$2,839	$6,085
Reinvested distributions	987	—	755	—	949	1,882
Cost of shares reacquired	(198,592)	(316,463)	(9,463)	(11,466)	(2,374)	(9,955)
Net increase/(decrease) in net assets	$55,092	$511,519	$(2,268)	$(5,157)	$1,414	$(1,988)
SHARES
Institutional Class
Shares sold	55,524	143,521	4,052	11,023	4,722	8,655
Shares issued due to reinvestment of distributions	1,263	306	500	—	2,130	3,121
Shares reacquired	(54,742)	(66,499)	(5,965)	(20,840)	(4,816)	(7,058)
Net increase/(decrease) in shares outstanding	2,045	77,328	(1,413)	(9,817)	2,036	4,718
Beginning of period	355,998	278,670	31,060	40,877	40,187	35,469
End of period	358,043	355,998	29,647	31,060	42,223	40,187
Administrative Class
Shares sold	2,261	8,927	4,247	7,876	8	104
Shares issued due to reinvestment of distributions	17	—	712	—	5	295
Shares reacquired	(3,995)	(7,194)	(4,658)	(12,061)	(58)	(3,440)
Net increase/(decrease) in shares outstanding	(1,717)	1,733	301	(4,185)	(45)	(3,041)
Beginning of period	14,518	12,785	34,810	38,995	97	3,138
End of period	12,801	14,518	35,111	34,810	52	97
Investor Class
Shares sold	5,838	20,422	694	730	230	550
Shares issued due to reinvestment of distributions	24	—	84	—	86	186
Shares reacquired	(4,657)	(7,834)	(989)	(1,329)	(201)	(898)
Net increase/(decrease) in shares outstanding	1,205	12,588	(211)	(599)	115	(162)
Beginning of period	33,350	20,762	3,743	4,342	1,741	1,903
End of period	34,555	33,350	3,532	3,743	1,856	1,741

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)

$14,820	$23,865	$5,730	$16,828	$64,658	$139,415
1,093	4,408	1,356	733	7,402	1,068
(20,408)	(175,969)	(15,232)	(17,973)	(100,973)	(259,210)
$(4,495)	$(147,696)	$(8,146)	$(412)	$(28,913)	$(118,727)

$2,550	$5,942	$248	$300	$4,208	$4,470
44	485	27	11	222	5
(837)	(24,539)	(88)	(291)	(3,705)	(22,495)
$1,757	$(18,112)	$187	$20	$725	$(18,020)

$18,018	$3,030	$5,581	$1,880	$1,738	$1,893
125	169	63	33	247	—
(6,149)	(1,930)	(493)	(3,065)	(2,689)	(5,902)
$11,994	$1,269	$5,151	$(1,152)	$(704)	$(4,009)

1,589	3,029	410	1,403	2,765	6,704

125	592	106	69	336	56
(2,270)	(22,245)	(1,089)	(1,485)	(4,320)	(12,407)
(556)	(18,624)	(573)	(13)	(1,219)	(5,647)
16,463	35,087	5,029	5,042	22,092	27,739
15,907	16,463	4,456	5,029	20,873	22,092

277	749	18	24	186	214

5	65	2	—	10	—
(93)	(3,022)	(6)	(24)	(158)	(1,041)
189	(2,208)	14	—	38	(827)
920	3,128	99	99	412	1,239
1,109	920	113	99	450	412

1,996	358	386	158	76	91

14	22	5	3	11	—
(659)	(241)	(36)	(257)	(120)	(288)
1,351	139	355	(96)	(33)	(197)
1,288	1,149	244	340	656	853
2,639	1,288	599	244	623	656

54

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012	2011	2010	2009	2008
	(Unaudited)
Net asset value beginning of period	$41.44		$38.34	$34.73	$30.30	$24.94	$38.95
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.07 [a]	0.05 [a]	0.08 [a]	0.10 [a]	0.16 [a]
Net realized and unrealized gains/(losses) on investments	5.12		3.07	3.64	4.44	5.42	(14.05)
Total from investment operations	5.26		3.14	3.69	4.52	5.52	(13.89)
Less Distributions
Dividends from net investment income	(0.17)		(0.04)	(0.08)	(0.09)	(0.16)	(0.12)
Distributions from net realized capital gains[1]	—		—	—	—	—	—
Total distributions	(0.17)		(0.04)	(0.08)	(0.09)	(0.16)	(0.12)
Net asset value end of period	46.53		41.44	38.34	34.73	30.30	24.94
Net assets end of period (000s)	$16,661,270		$14,752,873	$10,682,886	$8,961,461	$7,159,390	$5,452,974
Ratios and Supplemental Data (%)
Total return	12.73%[b,c]		8.21%[b]	10.63%[b]	14.93%[b]	22.31%[b]	(35.75)%[b]
Ratio of total expenses to average net assets[2]	0.67	[d]	0.68	0.68	0.70	0.70	0.68
Ratio of net expenses to average net assets	0.65	[a,d]	0.66 [a]	0.66 [a]	0.68 [a]	0.69 [a]	0.67 [a]
Ratio of net investment income to average net assets	0.63	[a,d]	0.20 [a]	0.14 [a]	0.24 [a]	0.40 [a]	0.47 [a]
Portfolio turnover	25	[c]	41	53	68	72	82

HARBOR MID CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012	2011	2010	2009	2008
	(Unaudited)
Net asset value beginning of period	$9.22		$8.46	$7.82	$6.20	$5.63	$10.16
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]		(0.02)[a]	(0.03)[a]	(0.02)[a]	(0.01)[a]	— [a]
Net realized and unrealized gains/(losses) on investments	1.32		0.78	0.67	1.64	0.58	(4.06)
Total from investment operations	1.31		0.76	0.64	1.62	0.57	(4.06)
Less Distributions
Dividends from net investment income	—		—	—	—	—	(0.01)
Distributions from net realized capital gains[1]	(0.19)		—	—	—	—	(0.46)
Total distributions	(0.19)		—	—	—	—	(0.47)
Net asset value end of period	10.34		9.22	8.46	7.82	6.20	5.63
Net assets end of period (000s)	$306,517		$286,490	$345,875	$298,295	$220,402	$222,085
Ratios and Supplemental Data (%)
Total return	14.41%[b,c]		8.98%[b]	8.18%[b]	26.13%[b]	10.12%[b]	(41.76)%[b]
Ratio of total expenses to average net assets[2]	0.84	[d]	0.85	0.86	0.89	0.91	0.88
Ratio of net expenses to average net assets	0.84	[a,d]	0.85 [a]	0.85 [a]	0.87 [a]	0.90 [a]	0.87 [a]
Ratio of net investment income to average net assets	(0.20)[a,d]		(0.31)[a]	(0.34)[a]	(0.29)[a]	(0.12)[a]	0.05 [a]
Portfolio turnover	58	[c]	123	111	117	177	125

See page 61 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Administrative Class								Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31						6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010	2009	2008			2012	2011	2010	2009	2008
(Unaudited)								(Unaudited)
$41.12		$38.09		$34.52	$30.13	$24.80	$38.73	$40.79		$37.83	$34.32	$29.97	$24.63	$38.48

0.07	[a]	—	*,a,f	(0.03)[a]	0.01 [a]	0.04 [a]	0.07 [a]	0.06	[a]	0.02 [a]	(0.09)[a]	(0.01)[a]	— [a]	0.03 [a]
5.11		3.03		3.60	4.40	5.38	(13.97)	5.05		2.94	3.60	4.36	5.37	(13.88)
5.18		3.03		3.57	4.41	5.42	(13.90)	5.11		2.96	3.51	4.35	5.37	(13.85)

(0.06)		—		—	(0.02)	(0.09)	(0.03)	(0.03)		—	—	—	(0.03)	—
—		—		—	—	—	—	—		—	—	—	—	—
(0.06)		—		—	(0.02)	(0.09)	(0.03)	(0.03)		—	—	—	(0.03)	—
46.24		41.12		38.09	34.52	30.13	24.80	45.87		40.79	37.83	34.32	29.97	24.63
$591,929		$597,023		$487,025	$413,057	$310,392	$235,457	$1,584,839		$1,360,248	$785,328	$862,043	$536,173	$497,007

12.61%[b,c]		7.95%[b]		10.34%[b]	14.65%[b]	21.97%[b]	(35.92)%[b]	12.54%[b,c]		7.82%[b]	10.23%[b]	14.51%[b]	21.85%[b]	(35.99)%[b]
0.92	[d]	0.93		0.93	0.95	0.95	0.93	1.04	[d]	1.05	1.05	1.07	1.07	1.05
0.90	[a,d]	0.91	[a]	0.91 [a]	0.93 [a]	0.94 [a]	0.92 [a]	1.02	[a,d]	1.03 [a]	1.03 [a]	1.05 [a]	1.06 [a]	1.05 [a]
0.39	[a,d]	(0.04)[a]		(0.10)[a]	(0.01)[a]	0.14 [a]	0.21 [a]	0.26	[a,d]	(0.18)[a]	(0.22)[a]	(0.14)[a]	0.04 [a]	0.10 [a]
25	[c]	41		53	68	72	82	25	[c]	41	53	68	72	82

Administrative Class								Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31						6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010	2009	2008			2012	2011	2010	2009	2008
(Unaudited)								(Unaudited)
$9.08		$8.35		$7.74	$6.15	$5.59	$10.11	$8.96		$8.25	$7.66	$6.09	$5.54	$10.04

(0.02)[a]		(0.06)[a]		(0.05)[a]	(0.04)[a]	(0.02)[a]	(0.01)[a]	(0.04)[a]		(0.09)[a]	(0.11)[a]	(0.06)[a]	(0.08)[a]	(0.03)[a]
1.29		0.79		0.66	1.63	0.58	(4.05)	1.29		0.80	0.70	1.63	0.63	(4.01)
1.27		0.73		0.61	1.59	0.56	(4.06)	1.25		0.71	0.59	1.57	0.55	(4.04)

—		—		—	—	—	—	—		—	—	—	—	—
(0.19)		—		—	—	—	(0.46)	(0.19)		—	—	—	—	(0.46)
(0.19)		—		—	—	—	(0.46)	(0.19)		—	—	—	—	(0.46)
10.16		9.08		8.35	7.74	6.15	5.59	10.02		8.96	8.25	7.66	6.09	5.54
$356,688		$315,975		$325,525	$287,256	$211,996	$159,450	$35,395		$33,543	$35,830	$49,035	$42,970	$84,943

14.19%[b,c]		8.74%[b]		7.88%[b]	25.85%[b]	10.02%[b]	(41.94)%[b]	14.16%[b,c]		8.61%[b]	7.70%[b]	25.78%[b]	9.93%[b]	(42.04)%[b]
1.09	[d]	1.10		1.11	1.14	1.16	1.13	1.21	[d]	1.22	1.23	1.26	1.27	1.26
1.09	[a,d]	1.10	[a]	1.10 [a]	1.12 [a]	1.15 [a]	1.12 [a]	1.21	[a,d]	1.22 [a]	1.22 [a]	1.24 [a]	1.26 [a]	1.25 [a]
(0.45)[a,d]		(0.55)[a]		(0.59)[a]	(0.54)[a]	(0.39)[a]	(0.21)[a]	(0.56)[a,d]		(0.68)[a]	(0.69)[a]	(0.66)[a]	(0.47)[a]	(0.31)[a]
58	[c]	123		111	117	177	125	58	[c]	123	111	117	177	125

56

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012	2011	2010	2009	2008
	(Unaudited)
Net asset value beginning of period	$11.81		$12.07	$11.88	$8.86	$8.00	$14.95
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	(0.02)[a]	(0.04)[a]	(0.05)[a]	(0.03)[a]	(0.07)[a]
Net realized and unrealized gains/(losses) on investments	2.08		0.74	0.65	3.07	1.13	(4.95)
Total from investment operations	2.13		0.72	0.61	3.02	1.10	(5.02)
Less Distributions
Dividends from net investment income	(0.04)		—	—	—	—	—
Distributions from net realized capital gains[1]	(0.56)		(0.98)	(0.42)	—	(0.24)	(1.93)
Total distributions	(0.60)		(0.98)	(0.42)	—	(0.24)	(1.93)
Net asset value end of period	13.34		11.81	12.07	11.88	8.86	8.00
Net assets end of period (000s)	$563,395		$474,417	$428,234	$391,571	$317,168	$308,330
Ratios and Supplemental Data (%)
Total return	18.72%[b,c]		6.88%[b]	5.00%[b]	34.09%[b]	14.50%[b]	(38.07)%[b]
Ratio of total expenses to average net assets[2]	0.83	[d]	0.85	0.85	0.87	0.89	0.85
Ratio of net expenses to average net assets	0.83	[a,d]	0.84 [a]	0.84 [a]	0.85 [a]	0.88 [a]	0.84 [a]
Ratio of net investment income to average net assets	0.75	[a,d]	(0.16)[a]	(0.32)[a]	(0.45)[a]	(0.46)[a]	(0.61)[a]
Portfolio turnover	32	[c]	63	77	82	57	56

HARBOR LARGE CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012[e]	2011	2010	2009	2008
	(Unaudited)
Net asset value beginning of period	$8.52		$7.44	$7.19	$6.63	$6.60	$21.20
Income from Investment Operations
Net investment income/(loss)	0.07	[a]	0.21 [a]	0.12 [a]	0.11 [a]	0.11 [a]	0.19 [a]
Net realized and unrealized gains/(losses) on investments	1.37		1.06	0.25	0.55	0.07	(3.94)
Total from investment operations	1.44		1.27	0.37	0.66	0.18	(3.75)
Less Distributions
Dividends from net investment income	(0.07)		(0.19)	(0.12)	(0.10)	(0.15)	(0.19)
Distributions from net realized capital gains[1]	—		—	—	—	—	(10.66)
Total distributions	(0.07)		(0.19)	(0.12)	(0.10)	(0.15)	(10.85)
Net asset value end of period	9.89		8.52	7.44	7.19	6.63	6.60
Net assets end of period (000s)	$157,249		$140,323	$261,032	$304,723	$167,486	$114,972
Ratios and Supplemental Data (%)
Total return	17.00%[b,c]		17.41%[b]	5.14%[b]	10.02%[b]	3.01%[b]	(32.16)%[b]
Ratio of total expenses to average net assets[2]	0.71	[d]	0.72	0.71	0.74	0.77	0.74
Ratio of net expenses to average net assets	0.68	[a,d]	0.68 [a]	0.68 [a]	0.68 [a]	0.71 [a]	0.68 [a]
Ratio of net investment income to average net assets	1.45	[a,d]	1.88 [a]	1.63 [a]	1.63 [a]	2.13 [a]	2.05 [a]
Portfolio turnover	10	[c]	125	43	49	54	107

See page 61 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

57

Administrative Class								Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31						6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010	2009	2008			2012	2011	2010	2009	2008
(Unaudited)								(Unaudited)
$11.46		$11.77		$11.62	$8.68	$7.87	$14.77	$11.22		$11.57	$11.44	$8.56	$7.77	$14.62

(4.80	)[a],f	(5.65)[a,f]		(0.06)[a]	(0.07)[a]	(0.06)[a]	(0.08)[a]	0.05	[a]	(0.11)[a]	(0.15)[a]	(0.11)[a]	(0.09)[a]	(0.13)[a]
6.86		6.32		0.63	3.01	1.11	(4.89)	1.96		0.74	0.70	2.99	1.12	(4.79)
2.06		0.67		0.57	2.94	1.05	(4.97)	2.01		0.63	0.55	2.88	1.03	(4.92)

—		—		—	—	—	—	—		—	—	—	—	—
(0.56)		(0.98)		(0.42)	—	(0.24)	(1.93)	(0.56)		(0.98)	(0.42)	—	(0.24)	(1.93)
(0.56)		(0.98)		(0.42)	—	(0.24)	(1.93)	(0.56)		(0.98)	(0.42)	—	(0.24)	(1.93)
12.96		11.46		11.77	11.62	8.68	7.87	12.67		11.22	11.57	11.44	8.56	7.77
$686		$1,122		$36,936	$35,048	$25,794	$24,337	$23,504		$19,530	$22,008	$25,841	$20,974	$21,321

18.66%[b,c]		6.61%[b]		4.76%[b]	33.87%[b]	14.09%[b]	(38.21)%[b]	18.62%[b,c]		6.37%[b]	4.66%[b]	33.64%[b]	14.01%[b]	(38.27)%[b]
1.08	[d]	1.10		1.10	1.12	1.14	1.10	1.20	[d]	1.22	1.22	1.24	1.26	1.22
1.08	[a,d]	1.09	[a]	1.09 [a]	1.10 [a]	1.13 [a]	1.09 [a]	1.20	[a,d]	1.21 [a]	1.21 [a]	1.22 [a]	1.25 [a]	1.21 [a]
0.63	[a,d]	(0.74)[a]		(0.54)[a]	(0.70)[a]	(0.72)[a]	(0.86)[a]	0.36	[a,d]	(0.55)[a]	(0.59)[a]	(0.82)[a]	(0.83)[a]	(0.98)[a]
32	[c]	63		77	82	57	56	32	[c]	63	77	82	57	56

Administrative Class								Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31						6-Month Period Ended April 30, 2013		Year Ended October 31
		2012[e]		2011	2010	2009	2008			2012[e]	2011	2010	2009	2008
(Unaudited)								(Unaudited)
$8.51		$7.43		$7.19	$6.61	$6.59	$21.17	$8.59		$7.49	$7.24	$6.67	$6.58	$21.10

0.09	[a,f]	—	*,a,f	0.11 [a]	0.10 [a]	0.12 [a]	0.24 [a]	0.10	[a,f]	0.13 [a]	0.05 [a]	0.09 [a]	0.11 [a]	0.17 [a]
1.33		1.25		0.23	0.55	0.04	(4.01)	1.32		1.13	0.29	0.55	0.05	(3.95)
1.42		1.25		0.34	0.65	0.16	(3.77)	1.42		1.26	0.34	0.64	0.16	(3.78)

(0.05)		(0.17)		(0.10)	(0.07)	(0.14)	(0.15)	(0.06)		(0.16)	(0.09)	(0.07)	(0.07)	(0.08)
—		—		—	—	—	(10.66)	—		—	—	—	—	(10.66)
(0.05)		(0.17)		(0.10)	(0.07)	(0.14)	(10.81)	(0.06)		(0.16)	(0.09)	(0.07)	(0.07)	(10.74)
9.88		8.51		7.43	7.19	6.61	6.59	9.95		8.59	7.49	7.24	6.67	6.58
$10,958		$7,823		$23,251	$18,369	$19,142	$76,134	$26,257		$11,058	$8,603	$26,370	$25,786	$24,156

16.73%[b,c]		17.15%[b]		4.74%[b]	9.93%[b]	2.57%[b]	(32.26)%[b]	16.60%[b,c]		17.04%[b]	4.67%[b]	9.65%[b]	2.60%[b]	(32.39)%[b]
0.96	[d]	0.97		0.96	0.99	1.01	1.00	1.08	[d]	1.09	1.09	1.11	1.14	1.11
0.93	[a,d]	0.93	[a]	0.93 [a]	0.93 [a]	0.96 [a]	0.93 [a]	1.05	[a,d]	1.05 [a]	1.05 [a]	1.07 [a]	1.07 [a]	1.05 [a]
1.18	[a,d]	1.59	[a]	1.37 [a]	1.41 [a]	2.37 [a]	1.65 [a]	1.07	[a,d]	1.41 [a]	1.27 [a]	1.28 [a]	1.84 [a]	1.88 [a]
10	[c]	125		43	49	54	107	10	[c]	125	43	49	54	107

58

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011		2010		2009	2008
	(Unaudited)
Net asset value beginning of period	$12.64		$11.19		$11.00		$9.07		$7.57	$13.43
Income from Investment Operations
Net investment income/(loss)	0.17	[a]	0.22	[a]	0.14	[a]	0.14	[a]	0.19 [a]	0.32 [a]
Net realized and unrealized gains/(losses) on investments	2.51		1.38		0.17		1.93		1.64	(5.52)
Total from investment operations	2.68		1.60		0.31		2.07		1.83	(5.20)
Less Distributions
Dividends from net investment income	(0.28)		(0.15)		(0.12)		(0.14)		(0.33)	(0.19)
Distributions from net realized capital gains[1]	—		—		—		—		—	(0.47)
Total distributions	(0.28)		(0.15)		(0.12)		(0.14)		(0.33)	(0.66)
Net asset value end of period	15.04		12.64		11.19		11.00		9.07	7.57
Net assets end of period (000s)	$67,020		$63,551		$56,428		$48,659		$41,250	$34,815
Ratios and Supplemental Data (%)
Total return	21.59%[b,c]		14.50%[b]		2.81%[b]		23.08%[b]		25.53%[b]	(40.47)%[b]
Ratio of total expenses to average net assets[2]	0.93	[d]	0.99		1.08		1.05		1.14	0.98
Ratio of net expenses to average net assets	0.93	[a,d]	0.95	[a]	0.95	[a]	0.95	[a]	0.98 [a]	0.95 [a]
Ratio of net investment income to average net assets	2.33	[a,d]	1.79	[a]	1.21	[a]	1.33	[a]	2.02 [a]	2.47 [a]
Portfolio turnover	6	[c]	37		32		28		46	34

HARBOR SMALL CAP VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011		2010		2009	2008
	(Unaudited)
Net asset value beginning of period	$21.41		$19.59		$17.85		$14.88		$13.84	$22.52
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.23	[a]	0.08	[a]	0.07	[a]	0.08 [a]	0.10 [a]
Net realized and unrealized gains/(losses) on investments	4.27		1.64		1.74		2.97		1.05	(7.57)
Total from investment operations	4.35		1.87		1.82		3.04		1.13	(7.47)
Less Distributions
Dividends from net investment income	(0.22)		(0.05)		(0.08)		(0.07)		(0.05)	(0.10)
Distributions from net realized capital gains[1]	(0.27)		—		—		—		(0.04)	(1.11)
Total distributions	(0.49)		(0.05)		(0.08)		(0.07)		(0.09)	(1.21)
Net asset value end of period	25.27		21.41		19.59		17.85		14.88	13.84
Net assets end of period (000s)	$527,407		$473,100		$543,488		$611,885		$587,985	$751,873
Ratios and Supplemental Data (%)
Total return	20.63%[b,c]		9.60%[b]		10.17%[b]		20.50%[b]		8.28%[b]	(34.74)%[b]
Ratio of total expenses to average net assets[2]	0.85	[d]	0.86		0.86		0.88		0.88	0.85
Ratio of net expenses to average net assets	0.84	[a,d]	0.85	[a]	0.84	[a]	0.85	[a]	0.87 [a]	0.84 [a]
Ratio of net investment income to average net assets	0.61	[a,d]	0.97	[a]	0.31	[a]	0.39	[a]	0.50 [a]	0.40 [a]
Portfolio turnover	9	[c]	14		12		12		18	16

See page 61 for notes to Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

59

Administrative Class										Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31								6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011		2010		2009	2008			2012		2011		2010	2009	2008
(Unaudited)										(Unaudited)
$12.74		$11.28		$11.10		$9.04		$7.54	$13.38	$12.63		$11.17		$10.99		$9.07	$7.55	$13.37

0.14	[a]	0.18	[a]	0.12	[a]	0.35	[a]	(0.14)[a,f]	0.24 [a]	0.08	[a]	0.20	[a]	0.11	[a]	0.07 [a]	0.13 [a]	0.32 [a]
2.55		1.40		0.17		1.71		1.95	(5.46)	2.58		1.35		0.16		1.96	1.67	(5.55)
2.69		1.58		0.29		2.06		1.81	(5.22)	2.66		1.55		0.27		2.03	1.80	(5.23)

(0.25)		(0.12)		(0.11)		—		(0.31)	(0.15)	(0.23)		(0.09)		(0.09)		(0.11)	(0.28)	(0.12)
—		—		—		—		—	(0.47)	—		—		—		—	—	(0.47)
(0.25)		(0.12)		(0.11)		—		(0.31)	(0.62)	(0.23)		(0.09)		(0.09)		(0.11)	(0.28)	(0.59)
15.18		12.74		11.28		11.10		9.04	7.54	15.06		12.63		11.17		10.99	9.07	7.55
$1,729		$1,274		$1,114		$940		$64	$347	$9,031		$3,087		$3,794		$4,493	$2,326	$1,880

21.48%[b,c]		14.17%[b]		2.61%[b]		22.79%[b]		25.26%[b]	(40.66)%[b]	21.40%[b,c]		14.06%[b]		2.45%[b]		22.60%[b]	25.02%[b]	(40.69)%[b]
1.18	[d]	1.24		1.33		1.30		1.36	1.25	1.30	[d]	1.36		1.45		1.42	1.51	1.35
1.18	[a,d]	1.20	[a]	1.20	[a]	1.20	[a]	1.23 [a]	1.20 [a]	1.30	[a,d]	1.32	[a]	1.32	[a]	1.32 [a]	1.35 [a]	1.32 [a]
2.02	[a,d]	1.53	[a]	0.95	[a]	0.83	[a]	2.01 [a]	2.27 [a]	1.66	[a,d]	1.43	[a]	0.83	[a]	0.93 [a]	1.68 [a]	2.10 [a]
6	[c]	37		32		28		46	34	6	[c]	37		32		28	46	34

Administrative Class										Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31								6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011		2010		2009	2008			2012		2011		2010	2009	2008
(Unaudited)										(Unaudited)
$21.34		$19.52		$17.79		$14.82		$13.77	$22.40	$21.08		$19.31		$17.60		$14.67	$13.64	$22.18

0.01	[a]	0.20	[a]	0.02	[a]	(0.03)[a]		0.02 [a]	0.03 [a]	(0.04	)[a],f	(0.19)[a,f]		(0.72)[a,f]		(0.06)[a]	(0.05)[a,f]	(0.05)[a]
4.29		1.62		1.73		3.03		1.08	(7.51)	4.28		1.96		2.43		3.01	1.12	(7.38)
4.30		1.82		1.75		3.00		1.10	(7.48)	4.24		1.77		1.71		2.95	1.07	(7.43)

(0.15)		—	*	(0.02)		(0.03)		(0.01)	(0.04)	(0.13)		—		—	*	(0.02)	—	—
(0.27)		—		—		—		(0.04)	(1.11)	(0.27)		—		—		—	(0.04)	(1.11)
(0.42)		—	*	(0.02)		(0.03)		(0.05)	(1.15)	(0.40)		—		—	*	(0.02)	(0.04)	(1.11)
25.22		21.34		19.52		17.79		14.82	13.77	24.92		21.08		19.31		17.60	14.67	13.64
$11,344		$8,786		$24,180		$20,185		$30,584	$32,878	$15,539		$13,820		$16,461		$41,740	$41,435	$48,176

20.44%[b,c]		9.35%[b]		9.84%[b]		20.29%[b]		8.00%[b]	(34.89)%[b]	20.36%[b,c]		9.17%[b]		9.74%[b]		20.10%[b]	7.86%[b]	(34.95)%[b]
1.09	[d]	1.10		1.11		1.13		1.13	1.10	1.22	[d]	1.23		1.23		1.25	1.25	1.22
1.09	[a,d]	1.10	[a]	1.09	[a]	1.10	[a]	1.12 [a]	1.09 [a]	1.21	[a,d]	1.22	[a]	1.21	[a]	1.22 [a]	1.24 [a]	1.22 [a]
0.35	[a,d]	1.10	[a]	0.06	[a]	0.12	[a]	0.23 [a]	0.16 [a]	0.24	[a,d]	0.63	[a]	(0.06)[a]		0.02 [a]	0.12 [a]	0.03 [a]
9	[c]	14		12		12		18	16	9	[c]	14		12		12	18	16

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Large Cap Value Fund appointed Aristotle Capital Management, LLC as its Subadviser.

f	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of the sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

61

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2013 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

62

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

63

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund (except Harbor Small Cap Value Fund), used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

65

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2013 are as follows:

	Purchases	Sales
GROWTH FUNDS
Harbor Capital Appreciation Fund	$4,767,565	$4,562,880
Harbor Mid Cap Growth Fund	382,991	409,524
Harbor Small Cap Growth Fund	171,533	174,979
VALUE FUNDS
Harbor Large Cap Value Fund	$24,407	$17,273
Harbor Mid Cap Value Fund	4,360	7,686
Harbor Small Cap Value Fund	46,839	83,891

66

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor Capital Appreciation Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the market value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio, which is a money market mutual fund that seeks to provide income while maintaining a stable share price of $1. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable share price and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. Should the borrower of the securities fail financially, the Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the market value of the collateral falls below the market value of the securities on loan at the time of default by the borrower. The market value at April 30, 2013 of securities loaned and related collateral for Harbor Capital Appreciation Fund was $279,986 and $293,207, respectively.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. In the summer of 2013, Rabobank Nederland is expected to sell 90.00001% of its shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Actual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%[a]	0.58%
Harbor Mid Cap Growth Fund	0.75	0.75
Harbor Small Cap Growth Fund	0.75	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%	0.60%
Harbor Mid Cap Value Fund	0.75	0.75
Harbor Small Cap Value Fund	0.75	0.75

a	The Adviser has contractually agreed to reduce the management fee to 0.58% on assets between $5 billion and $10 billion and 0.57% on assets above $10 billion through February 28, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Large Cap Value Fund and Harbor Mid Cap Value Fund limiting the total expenses for Harbor Large Cap Value Fund to 0.68%, 0.93% and 1.05% for the Institutional Class, Administrative Class, and Investor Class, respectively, and Harbor Mid Cap Value Fund to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2014. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

67

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	26,362	2	4	26,368	0.0%
Harbor Mid Cap Growth Fund	61,302	5	10	61,317	0.0
Harbor Small Cap Growth Fund	28,862	4	8	28,874	0.0

68

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
VALUE FUNDS
Harbor Large Cap Value Fund	63,717	4	8	63,729	0.0%
Harbor Mid Cap Value Fund	36,894	3	6	36,903	0.0
Harbor Small Cap Value Fund	15,677	2	3	15,682	0.0

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $183 for the six-month period ended April 30, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact will be a liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$14,071,980	$5,126,151	$(85,759)	$5,040,392
Harbor Mid Cap Growth Fund	592,260	116,564	(9,774)	106,790
Harbor Small Cap Growth Fund	471,745	132,025	(11,885)	120,140
VALUE FUNDS
Harbor Large Cap Value Fund*	$151,670	$42,774	$(426)	$42,348
Harbor Mid Cap Value Fund*	64,938	17,422	(5,007)	12,415
Harbor Small Cap Value Fund	360,982	217,968	(21,460)	196,508

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

69

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES

The Funds did not use derivative instruments during the six-month period ended April 30, 2013.

NOTE 7—LEGAL PROCEEDINGS

Tribune Company

Harbor Mid Cap Value Fund has been named as a defendant and as a putative member of a proposed defendant class in Kirschner v. FitzSimons (In re Tribune Co.), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”); Deutsche Bank v. Ohlson Enterprises, No. 12-0064 (S.D.N.Y.) (the “Deutsche Bank action”); and Niese v. ABN AMRO Clearing Chicago LLC, No. 12-0555 (S.D.N.Y.) (the “Niese action”), as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. The plaintiffs in these lawsuits have alleged that, in connection with the LBO, insiders and major shareholders were paid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiffs have asserted claims for fraudulent conveyance against Harbor Mid Cap Value Fund and other former Tribune shareholders.

All three lawsuits have been consolidated with the majority of the other Tribune-related lawsuits in the multidistrict litigation proceeding In re Tribune Co. Fraudulent Conveyance Litig., No. 11-2296 (S.D.N.Y.) (the “MDL Proceeding”). On September 7, 2012, the Court issued a Master Case Order in the MDL Proceeding. This order designated several law firms to serve as members of executive committees of defense counsel in the lawsuits. On November 6, 2012, the defendants moved to dismiss the lawsuits alleging state law constructive fraudulent conveyance claims, including the Deutsche Bank action and the Niese action. Oral arguments on this motion were held on May 23, 2013. The Court has not yet issued a decision on the motion.

On May 17, 2013, the plaintiff in the FitzSimons action requested leave of the Court to file a Fifth Amended Complaint. The Court has not yet ruled on this matter.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund held shares of Tribune and tendered these shares as part of Tribune’s LBO. The value of the proceeds received by Harbor Mid Cap Value Fund was approximately $299,000. Harbor Mid Cap Value Fund’s cost basis in the shares of Tribune was approximately $262,000. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

Lyondell Chemical Company

In October 2011, Harbor Capital received subpoenas in connection with two cases: Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Co.), (the “Creditor Trust action”) and Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), (the “Litigation Trust action”). Both cases are related to the bankruptcy of Lyondell Chemical Company (“Lyondell”), shares of which were previously owned by Harbor Mid Cap Value Fund.

Similar to the claims made in the Tribune matter, the Creditor Trust action and Litigation Trust action seek to have set aside and recovered as fraudulent transfers from former Lyondell shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008. The Litigation Trust action names a class of defendants of all persons or entities that received proceeds from the Lyondell merger transaction, and the Creditor Trust action names hundreds of anonymously identified defendants. Because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class in the Litigation Trust action and may also be one of the anonymously identified defendants in the Creditor Trust action.

70

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—LEGAL PROCEEDINGS—Continued

Motions to dismiss are currently pending in the Creditor Trust action and the Litigation Trust action. On December 19, 2011, the plaintiff in the Creditor Trust action filed a Second Amended Complaint that added new defendants.

Also on December 19, 2011, the Trustee of the LB Creditor Trust filed a complaint in Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, (the “Reichman action”). This action arises out of the same facts and circumstances alleged in the Creditor Trust and Litigation Trust actions, and names a defendant class of “all persons or entities who, directly, or indirectly through one or more mediate transferors, received Shareholder Payments.” The class excludes the named defendants in the Creditor Trust action and certain other entities. Although this action does not name Harbor entities as defendants, it is possible that Harbor Mid Cap Value Fund will be identified as a defendant or is already captured within the definition of the putative class because Harbor Mid Cap Value Fund was a beneficial owner of Lyondell stock and received proceeds from the Lyondell merger transaction. On April 25, 2012, the Reichman action was removed from New York state court to the United States District Court for the Southern District of New York. The following day the case was referred to the United States Bankruptcy Court for the Southern District of New York.

None of these lawsuits allege any wrongdoing on the part of Harbor Mid Cap Value Fund. Harbor Mid Cap Value Fund received approximately $1,439 in cash proceeds from the cash out merger. Harbor Mid Cap Value Fund’s cost basis in the shares of Lyondell was approximately $931. At this stage of the proceedings, Harbor Mid Cap Value Fund is not able to make a reliable prediction as to the outcome of these lawsuits or the effect, if any, on the Fund’s net asset value.

NOTE 8—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

71

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Capital Appreciation Fund
Institutional Class	0.65%
Actual		$3.42	$1,000	$1,127.30
Hypothetical (5% return)		3.26	1,000	1,021.49
Administrative Class	0.90%
Actual		$4.74	$1,000	$1,126.10
Hypothetical (5% return)		4.51	1,000	1,020.22
Investor Class	1.02%
Actual		$5.38	$1,000	$1,125.40
Hypothetical (5% return)		5.11	1,000	1,019.61
Harbor Mid Cap Growth Fund
Institutional Class	0.84%
Actual		$4.47	$1,000	$1,144.10
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.79	$1,000	$1,141.90
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.42	$1,000	$1,141.60
Hypothetical (5% return)		6.06	1,000	1,018.65

72

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Small Cap Growth Fund
Institutional Class	0.83%
Actual		$4.51	$1,000	$1,187.20
Hypothetical (5% return)		4.16	1,000	1,020.58
Administrative Class	1.08%
Actual		$5.86	$1,000	$1,186.60
Hypothetical (5% return)		5.41	1,000	1,019.31
Investor Class	1.20%
Actual		$6.50	$1,000	$1,186.20
Hypothetical (5% return)		6.01	1,000	1,018.70
Harbor Large Cap Value Fund
Institutional Class	0.68%
Actual		$3.66	$1,000	$1,170.00
Hypothetical (5% return)		3.41	1,000	1,021.34
Administrative Class	0.93%
Actual		$5.00	$1,000	$1,167.30
Hypothetical (5% return)		4.66	1,000	1,020.07
Investor Class	1.05%
Actual		$5.64	$1,000	$1,166.00
Hypothetical (5% return)		5.26	1,000	1,019.46
Harbor Mid Cap Value Fund
Institutional Class	0.93%
Actual		$5.11	$1,000	$1,215.90
Hypothetical (5% return)		4.66	1,000	1,020.07
Administrative Class	1.18%
Actual		$6.48	$1,000	$1,214.80
Hypothetical (5% return)		5.91	1,000	1,018.80
Investor Class	1.30%
Actual		$7.14	$1,000	$1,214.00
Hypothetical (5% return)		6.51	1,000	1,018.19
Harbor Small Cap Value Fund
Institutional Class	0.84%
Actual		$4.60	$1,000	$1,206.30
Hypothetical (5% return)		4.21	1,000	1,020.53
Administrative Class	1.09%
Actual		$5.96	$1,000	$1,204.40
Hypothetical (5% return)		5.46	1,000	1,019.26
Investor Class	1.21%
Actual		$6.61	$1,000	$1,203.60
Hypothetical (5% return)		6.06	1,000	1,018.65
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

73

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately. During the six-month period ended April 30, 2013, the Board of Trustees reviewed and approved the Funds’ advisory and subadvisory agreements at two separate Board meetings: (i) a regular in-person meeting held on February 10-12, 2013 when the Board conducted its annual review of the Funds’ existing agreements; and (ii) a special in-person meeting held on March 25-26, 2013 when the Board reviewed new agreements for each Fund in connection with the proposed sale of Robeco Groep N.V., Harbor Capital’s parent company.

FEBRUARY ANNUAL MEETING

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund. The Trustees also considered and approved the continuation of Harbor Large Cap Value Fund’s Investment Advisory Agreement with the Adviser and considered, but did not approve, the continuation of the Fund’s Subadvisory Agreement with its Subadviser, as the Fund’s Subadvisory Agreement was approved for an initial two-year term in May 2012.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability,

74

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and, except with respect to Harbor Large Cap Value Fund, Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

75

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Large Cap Value Fund. The Trustees had received presentations by investment professionals from the Subadvisors for Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund (as well as Harbor Large Cap Value Fund) at meetings of the Board of Trustees held in 2012. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

76

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Harbor Capital Appreciation Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Capital Appreciation Fund (inception date December 29, 1987), the Trustees noted that the Fund’s Institutional Class had performed at the universe median according to Lipper data for the one-year period ended December 31, 2012, underperformed the universe median for the three-year period ended December 31, 2012, outperformed the universe median for the two-, four- and five-year periods ended December 31, 2012 and outperformed the group median for the one-, two- and five-year periods ended December 31, 2012. The Fund’s performance for the four-year period ended December 31, 2012 equaled the group median, while the Fund underperformed the group median for the three-year period ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the third, third and first quartiles, respectively, according to Morningstar. The Trustees also considered that the Fund had outperformed its benchmark, the Russell 1000® Growth Index, for the one-, ten-, fifteen- and twenty-year periods ended December 31, 2012, but had underperformed its benchmark for the three- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of Jennison Associates LLC (“Jennison”), the Fund’s subadviser, in managing assets generally and specifically with respect to the Fund’s asset class, noting that Jennison managed approximately $46.27 billion in assets in this asset class, out of a firm-wide total of approximately $156.3 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class with Jennison, noting that he was a founding member of Jennison.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $16.725 billion, showed that the Fund’s contractual management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio for the Institutional Class of the Fund was below both the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Mid Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Growth Fund (inception date November 1, 2000), the Trustees noted that, according to the Lipper report, the Fund’s Institutional Class had outperformed its Lipper group median for the one- and two-year periods ended December 31, 2012, performed at its group median for the three-year period ended December 31, 2012, and underperformed its group median for the four- and five-year periods ended December 31, 2012. The Trustees further noted that, according to the Lipper report, it had outperformed its Lipper universe median for the one- and two-year periods ended December 31, 2012 and underperformed its universe median for the three-, four- and five-year periods ended December 31, 2012. The Trustees considered the fact that, in comparison to its universe of other mid cap growth funds, as identified by Morningstar, the Fund’s three- and five-year rolling returns ranked in the third quartile as of December 31, 2012, while the Fund’s one-year rolling return ranked in the first quartile as of the same date. The Trustees also considered that the Fund had underperformed its benchmark, the Russell Midcap® Growth Index, for the three- and five-year periods ended December 31, 2012, but had outperformed its benchmark index for the one- and ten-year periods ended December 31, 2012. The Trustees discussed how the performance of this manager in this strategy moves in cycles which can result in periods of underperformance.

The Trustees discussed the expertise of Wellington Management Company, LLP (“Wellington”), the Fund’s subadviser, in managing assets generally and in the mid cap growth asset class specifically, noting that Wellington managed approximately $3 billion in assets in this asset class, out of a firm-wide total of approximately $758 billion in assets under management. The Trustees noted the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $650 million, showed that the Fund’s contractual management fee was somewhat above the group median for the Institutional Class. The Lipper data also showed that the actual total expense ratio for the Fund’s Institutional Class was at the group median and below the universe median. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Growth Fund (inception date November 1, 2000), the Trustees noted that according to the Lipper report, the Fund’s Institutional Class performance exceeded its universe median for the one- and five year periods ended December 31, 2012, underperformed its universe median for the two-, three- and four-year periods ended December 31, 2012, outperformed its group median for the one-year period ended December 31, 2012, and underperformed its group medians for the two-, three-, four- and five-year periods ended December 31, 2012. The Morningstar data presented ranked

77

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 in the second, third and second quartiles, respectively. The Trustees also considered the fact that Harbor Small Cap Growth Fund had underperformed its benchmark, the Russell 2000® Growth Index, for the one-, three-, five- and ten-year periods ended December 31, 2012. The Trustees noted their concern regarding the Fund’s recent underperformance, and that the Adviser indicated it has been closely monitoring the Fund to assess its ability to generate substantially improved performance in the future. The Trustees further noted that the Adviser would revert to the Board with the results of its assessment and any plan deemed prudent to seek to improve the Fund’s performance.

The Trustees discussed the expertise of Westfield Capital Management Company, L.P. (“Westfield”), the Fund’s subadviser, in managing assets generally and in the small cap growth asset class specifically, noting that Westfield managed approximately $3.18 billion in assets in this asset class, out of a firm-wide total of approximately $14.15 billion in assets under management. The Trustees also discussed the experience of the portfolio managers in this asset class.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s contractual management fee was below the group median for the Institutional Class. The Trustees also noted that the Fund’s actual total expense ratio for the Institutional Class was below the Lipper group and universe median expense ratios. The Trustees noted that the Fund had in place a “soft close” with respect to certain new accounts and was thus unlikely to grow significantly in size in the near future. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Large Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper universe median for the four-year period ended December 31, 2012, its outperformance relative to its Lipper universe median for the one-, two-, three- and five-year periods ended December 31, 2012, its outperformance relative to its Lipper group median for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the first, and third quartiles, respectively, for the periods ended December 31, 2012. The Trustees also noted that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the three-, ten-, fifteen- and twenty- year periods ended December 31, 2012, but had outperformed its benchmark for the one- and five-year periods ended December 31, 2012. Additionally, the Trustees noted that the Fund has recently changed subadvisers, engaging Aristotle Capital Management, LLC (“Aristotle”) in May of 2012.

The Trustees discussed the expertise of Aristotle in managing assets generally and in the large cap value asset class specifically, noting that Aristotle managed approximately $1.6 billion in assets in this asset class, out of a firm-wide total of approximately $2.6 billion in assets under management. The Trustees also discussed the significant experience of the portfolio manager, including his experience prior to joining Aristotle.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $175 million, showed the Fund’s management fee was below the group median for the Institutional Class, and the actual total expense ratio for the Fund’s Institutional Class was below its group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Mid Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees noted that the Fund’s Institutional Class performance was above its Lipper group median for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund’s performance was above its Lipper universe median for the one-, two-, four- and five-year periods ended December 31, 2012 and below its Lipper universe median for the three-year period ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the first, second and second quartiles, respectively, for the periods ended December 31, 2012. The Trustees considered the fact that the Fund had underperformed its benchmark, the Russell Midcap® Value Index, for the three- and ten-year periods ended December 31, 2012, but had outperformed its benchmark index for the one- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of LSV Asset Management (“LSV”), the Fund’s subadviser, in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $1.6 billion in assets in this asset class, out of a firm-wide total of approximately $65 billion in assets under management. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does

78

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

for its other value products, and that the long-term performance generated by LSV across its various value products has been favorable. The Trustees reviewed the expertise of the portfolio managers in this asset class, noting that one of the three portfolio managers was a founding partner of LSV.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $75 million, showed the Fund’s management fee was below the group median for the Institutional, Class. The actual total expense ratio for the Fund’s Institutional Class was below the group and universe median expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Small Cap Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Small Cap Value Fund (inception date December 14, 2001), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the two- and three-year periods ended December 31, 2012 and its underperformance relative to its Lipper group and universe medians for the one-, four- and five-year periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns ranked in the third, second and third quartiles, respectively, for the period ended December 31, 2012. The Trustees also considered the fact that the Fund outperformed its benchmark, the Russell 2000® Value Index, for the three- and ten-year periods ended December 31, 2012, but had underperformed its benchmark index for the one- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of EARNEST Partners LLC (“EARNEST”), the Fund’s subadviser, in managing assets generally and in the small cap value asset class specifically, noting that EARNEST managed approximately $2.9 billion in assets in this asset class out of $22.5 billion firm wide total. The Trustees also noted the experience of the portfolio manager in this asset class, noting that he is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $500 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratios for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures

79

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

*  *  *

MARCH SPECIAL MEETING

At a special in-person meeting of the Board of Trustees held on March 25 and 26, 2013, (the “Special Meeting”), the Trustees considered and approved for each Fund a new Investment Advisory Agreement with the Adviser in light of the proposed sale of 90.00001% of the outstanding securities of Robeco Groep N.V., the Adviser’s parent company, from Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (the “Transaction”).

The Trustees concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this consideration, the Trustees noted that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Trustees also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

In evaluating each new Investment Advisory Agreement in light of the Transaction, the Trustees considered, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. The Trustees noted that a substantial portion of their review of these general topics had been conducted as part of, and in conjunction with, the Trustees’ annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Trustees held on February 10-12, 2013. The Trustees noted that during the review process that led to their approval of the existing advisory agreements on February 10-12, 2013, the Trustees had been aware that they likely would be asked in the very near future to consider approval of the new advisory agreements to go into effect following ORIX’s acquisition of Robeco.

The Trustees noted that on February 10-12, 2013, they had concluded, in light of all factors considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements and the various fee waiver and expense limitation arrangements were fair and reasonable. Among other factors, the Trustees noted that they had considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to the Adviser and their affiliates and third party subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to each Fund. A full discussion of the Trustees’ considerations at its February 10-12, 2013 meeting precedes this discussion.

The Trustees then considered their conclusions in connection with their February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Trustees’ general satisfaction with the nature and quality of services being provided. The Trustees further considered assurances from the Adviser that it was aware of no additional developments unrelated to the transaction and not already disclosed to the Trustees since February 10-12, 2013 that would be a material consideration to the Trustees in connection with their consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Trustees focused their review on, and requested and evaluated other information relating to, the potential impact of the transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. The Trustees took into account that, commencing in June of 2012, it had made ongoing inquiries to, and received regular updates from, the Adviser and Robeco relating to the transaction.

The Trustees noted that, between November 2012 and the Special Meeting, the Trustees had accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed transaction and related matters. The Trustees noted that this analysis focused on, among other matters, the expectations for continuity and

80

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

stability of the Adviser throughout implementation of the transaction and thereafter. In this connection, the Trustees noted that they generally had been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and had decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Trustees carefully considered the Adviser’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in their due diligence process, the following actions were taken and considered by, or on behalf of, the Trustees:

1.	The Independent Trustees solicited and received ongoing advice regarding the Trustees’ legal duties from independent legal counsel for such Trustees, which counsel has extensive experience regarding such matters.

2.	The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3.	The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both the Adviser and ORIX regarding the transaction, including details regarding each entity’s anticipated business plan for continuing operations after the transaction.

4.	The Trustees received and evaluated written responses from the Adviser and ORIX pursuant to inquiries made on the Trustees’ behalf. The Trustees requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at the Adviser, including its Chief Executive Officer, as well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.	The Independent Trustees and the Trustees had received at this meeting a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and the Adviser, and considered input from legal counsel.

6.	At the Special Meeting, the Independent Trustees had requested and received assurances that: (i) the Adviser and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) the Adviser and the subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of, or the principal investment strategies used to manage, any of the Funds. In this regard, the Trustees considered representations by the Adviser and its affiliates that Robeco’s ownership by ORIX as contemplated by the transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.	At the Special Meeting, the Trustees also requested and received written undertakings relating to certain financial resources to be available to the Adviser and the Funds following the closing of the transaction. Specifically, these undertakings related to: (i) the Adviser’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within the Adviser.

8.	The Trustees considered representations by the Adviser and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

9.	The Trustees considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

10.	The Trustees considered that the Adviser, Rabobank and ORIX and their affiliates have agreed to bear the expenses associated with obtaining Trustee and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the transaction.

81

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

11.	The Trustees considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

12.	The Trustees considered acknowledgements from ORIX and Robeco of the importance of the Adviser continuing to be able to operate independently and in the interests of Fund shareholders.

13.	The Trustees considered the potential benefits that may be realized by the Adviser and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.	The Trustees considered that, if shareholders approve the new advisory agreements, the Trustees currently expect to continue to conduct a formal annual contracts review and renewal process consistent with the process they would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Trustees would not legally be required to review or renew those contracts until 2015. However, the Trustees currently intend to conduct annual reviews of such contracts, and the Adviser has consented to this process. If the Trustees conduct their future annual reviews in accordance with their customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Trustees emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and their affiliates to comply with their undertakings to the Trustees and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in their view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

The Trustees also considered and approved a new Subadvisory Agreement with each Fund’s Subadviser with respect to Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund. The Trustees noted that they had recently considered and, except with respect to Harbor Large Cap Value Fund, which was approved for an initial two-year term in May 2012, approved the continuation of the Funds’ existing subadvisory agreements at their in-person meeting on February 10-12, 2013 and that there were no differences between the Funds’ existing subadvisory agreements and the proposed new Subadvisory Agreements other than the date of each agreement.

82

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002) and Director of Tower Development Corporation (cell tower developer) (2009-present).	28	Director of FiberTower Corperation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Tresurer (2007-2012), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

83

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins, CFA (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street 20th Floor Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

84

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

85

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

86

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

87

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

88

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

89

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.DE.0413

Semi-Annual Report

April 30, 2013

International & Global Funds

	Institutional Class	Administrative Class	Investor Class

International Equity

Harbor International Fund	HAINX	HRINX	HIINX

Harbor International Growth Fund	HAIGX	HRIGX	HIIGX

Global Equity

Harbor Global Value Fund	HAGVX	HRGVX	HIGVX

Harbor Global Growth Fund	HGGAX	HRGAX	HGGIX

This document must be preceded or accompanied by a Prospectus.

Harbor International & Global Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Unannualized Total Return 6 Months Ended April 30, 2013
	Institutional Class	Administrative Class	Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	13.29%	13.14%	13.08%
Harbor International Growth Fund	12.78	12.63	12.52
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	14.21%	14.07%	14.11%
Harbor Global Growth Fund	15.50	15.38	15.29

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2013
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	16.90%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth (ND)); international equity	17.20
Morgan Stanley Capital International World (MSCI World (ND)); global equity	14.67
Morgan Stanley Capital International All Country World (MSCI AC World); global equity	13.46
Morgan Stanley Capital International Emerging Markets Index (MSCI EM); global equity	5.29

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009*	2010*	2011*	2012*	2013[b]
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.83%	0.79%	0.77%	0.77%	0.75%	1.03%
Administrative Class	1.09	1.04	1.02	1.02	1.00	1.31
Investor Class	1.20	1.16	1.14	1.14	1.12	1.41
Harbor International Growth Fund
Institutional Class	0.91%	0.87%	0.86%	0.87%	0.92%	1.09%
Administrative Class	1.16	1.13	1.11	1.12	1.17	1.46
Investor Class	1.27	1.25	1.23	1.24	1.29	1.49
Harbor Global Value Fund
Institutional Class	1.00%	1.00%	1.00%	0.98%	0.90%	1.02%
Administrative Class	1.25	1.25	1.25	1.21	1.15	1.34
Investor Class	1.37	1.37	1.37	1.33	1.27	1.43
Harbor Global Growth Fund
Institutional Class	1.00%[a]	1.00%	1.00%	0.96%	0.90%	1.02%
Administrative Class	1.25 [a]	1.25	1.25	1.21	1.15	1.32
Investor Class	1.37 [a]	1.37	1.37	1.30	1.27	1.30

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2013 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period March 1, 2009 (inception) through October 31, 2009.
b	Unaudited annualized figures for the six-month period ended April 30, 2013.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

International and global equity markets turned in a strong performance for the fiscal first half ended April 30, 2013. The MSCI EAFE (ND) Index of stocks in developed international markets moved broadly higher with a return of 16.90%. (All international and global returns are in U.S. dollars.) The MSCI World (ND) Index, a measure of global equities including the U.S., returned 14.67%. Emerging markets gained 5.29%. For U.S.-based investors, the strength of the U.S. dollar versus other currencies hurt the returns of foreign equities.

Harbor International and Global Equity Funds

In the strong fiscal first six months for global equities, Harbor International Fund (Institutional Class) returned 13.29%, yet trailed its MSCI EAFE (ND) Index by 361 basis points or 3.61 percentage points. The Fund has limited its investment in Japanese stocks for many years; this has been beneficial to the Fund’s investment results over the longer term, although the Fund’s limited investments in Japan adversely affected performance in the fiscal first half, when the Japanese stock market had very strong returns.

Harbor International Growth Fund (Institutional Class) had a return of 12.78% and underperformed its MSCI EAFE Growth (ND) Index by 442 basis points. As noted elsewhere in this letter, a change in subadvisers to this fund was made in May 2013.

Harbor Global Value Fund (Institutional Class) returned 14.21%, lagging its benchmark, the MSCI World (ND) Index, by 46 basis points. Harbor Global Growth Fund (Institutional Class), up 15.50%, had the best relative performance in the group and outperformed its MSCI AC World Index benchmark by 204 basis points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2013
	Unannualized		Annualized
International & Global	6 Months	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (ND) Index (foreign stocks)	16.90%	19.39%	-0.93%	9.23%	9.48%
MSCI World (ND) Index (global stocks)	14.67	16.70	1.81	8.29	9.30
MSCI EM Index (emerging markets)	5.29	3.97	-0.33	16.14	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	15.38%	17.28%	5.87%	8.81%	10.45%
S&P 500 Index (large cap stocks)	14.42	16.89	5.21	7.88	10.62
Russell Midcap® Index (mid cap stocks)	18.90	19.20	7.24	11.63	11.98
Russell 2000® Index (small cap stocks)	16.58	17.69	7.27	10.47	9.12
Russell 3000® Growth Index	13.93	12.83	6.75	8.26	9.33
Russell 3000® Value Index	16.33	21.64	4.36	8.56	11.19

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	-8.28%	3.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	7.26%	14.04%	10.83%	9.52%	N/A
Barclays US Aggregate Bond Index (domestic bonds)	0.90	3.68	5.72	5.04	7.92%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.06	0.12	0.33	1.75	4.58

Domestic Equity, Strategic Markets, and Fixed Income

U.S. equities had strong returns for the first half of fiscal 2013. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 15.38%, as indications of continued modest economic improvement, the ongoing support from the Federal Reserve and the accommodative stances of central banks in many developed countries created a favorable environment for equities.

Commodity markets retreated over concerns about the modest pace of economic growth, particularly in China. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a -6.34% return.

2

Bonds managed positive results in the first six months of the fiscal year. Fixed income investors watched closely for indications of how the Federal Reserve would respond to signs of improving yet modest economic growth and whether the Fed would begin reducing its accommodate stance sooner than may have been expected. Returns of U.S. Treasury securities lagged those of other fixed income sectors as some investors showed a willingness to accept higher levels of risk in their search for additional yield. The broad U.S. taxable bond market advanced 0.90%, while high-yield bonds had returns in the mid-single digits. Money market returns stayed near zero as the Federal Reserve continued to hold short-term rates at historically low levels.

Portfolio Management Change

The Harbor Funds Board of Trustees appointed Baillie Gifford Overseas Limited as subadviser to Harbor International Growth Fund effective May 22, 2013. Baillie Gifford succeeded Marsico Capital Management, LLC, which had served as subadviser since March 1, 2004. We are pleased to welcome Baillie Gifford to the Harbor Funds team. At the same time, we thank Marsico for its dedicated service to our Harbor International Growth Fund shareholders.

Baillie Gifford Overseas Limited, a wholly owned subsidiary of Baillie Gifford & Co., is a U.S. registered investment adviser based in Edinburgh, Scotland.

Baillie Gifford employs a team-based approach to making investment decisions for the Harbor International Growth Fund. That team is comprised of Gerard Callahan, Iain Campbell, Joe Faraday and Paul Faulkner, each of whom is a Portfolio Manager of Baillie Gifford and a member of Baillie Gifford’s International Focus Portfolio Construction Group. Mr. Callahan is Chair of the International Focus Portfolio Construction Group and is Head of UK Equities at Baillie Gifford.

Harbor Funds Proxy

During the fiscal first half, it was announced that ORIX Corporation would purchase over 90% of Robeco Groep, N.V. (“Robeco”), the parent company of Harbor Capital Advisors, the adviser to Harbor Funds. Robeco has owned Harbor Capital Advisors since 2001. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), which has owned 100% of Robeco, will own slightly less than 10% of Robeco following the transaction.

Harbor Funds shareholders were asked to approve new advisory agreements between Harbor Capital Advisors and Harbor Funds because the previous advisory agreements terminate as a result of the transaction. During the fiscal first half, Harbor Funds sent all shareholders a proxy statement requesting votes on new advisory agreements between Harbor Capital Advisors and Harbor Funds. Shareholders were also asked to approve an amendment to the Declaration of Trust for Harbor Funds to help modernize the principal governing document of the fund family.

The transaction is expected to close about July 1, 2013. We do not believe the transaction will have any material effect on Harbor Capital Advisors or Harbor Funds.

We appreciate shareholders exercising their rights in governing Harbor Funds by reviewing the proxy statement and voting on the two proposals.

Disciplined Investing

The developed global equity markets performed well in the fiscal first half with domestic equities achieving very strong double-digit returns. The S&P 500 Index reached new highs in the first six months—and moved higher still after the close of the fiscal half-year on April 30.

In late May, the equity and bond markets reacted to comments from the Federal Reserve suggesting that the stimulus provided by the Fed’s bond buying program could be reduced sooner than many investors had expected. Concerns over such tapering of the stimulus program caused both equity and bond markets to decline and become more volatile.

In the short term, it is never possible to predict with certainty the direction of the equity and fixed income markets. Given the always uncertain environment, investors are encouraged to maintain a long-term perspective and a disciplined approach to investing, using a diversified asset allocation of equities, fixed income and cash that is consistent with their tolerance for risk.

Harbor Funds offers a variety of actively-managed funds to create a diversified portfolio to help investors achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 28, 2013

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Howard Appleby, CFA

Since 2009

Jean-Francois Ducrest

Since 2009

James LaTorre, CFA

Since 2009

Edward E. Wendell, Jr

Since 2009

Northern Cross, LLC

has subadvised the

Fund since 2009.

INVESTMENT GOAL

Long-term total return,

principally from growth

of capital

PRINCIPAL STYLE CHARACTERISTICS

International large cap

value oriented stocks

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

International equities staged a strong advance in the first half of fiscal 2013. The MSCI EAFE (ND) Index of stocks in developed overseas markets returned 16.90% for the six months ended April 30, 2013 (all returns cited are in U.S. dollar terms). Accommodative monetary policy was a key contributor to the favorable investment climate for equities, as central banks around the world continued to maintain strategies aimed at holding borrowing costs down.

Shares in most of the countries represented in the index registered double-digit gains, highlighted by an especially strong performance in Japan, as investors responded favorably to monetary stimulus efforts aimed at boosting Japanese exports and revitalizing the country’s overall economic growth. Although Japanese shares lost ground and had the heaviest negative impact on index performance in fiscal 2012, they reversed course in the first half of fiscal 2013 and accounted for more than 30% of the index return. Italy was the weakest country component of the index over the latest six months with a return of 6%.

Among the strongest performers in the index in the fiscal first half were stocks in the Consumer Discretionary, Financials, Health Care, and Information Technology sectors, all of which were up by more than 20%. Although all 10 economic sectors in the index gained ground, Energy and Materials shares registered low-single-digit returns and lagged well behind the others.

PERFORMANCE

Harbor International Fund returned 13.29% (Institutional Class), 13.14% (Administrative Class), and 13.08% (Investor Class) for the fiscal first half, compared with the 16.90% return of the MSCI EAFE (ND) Index. From a longer-term perspective, the Fund continued to outperform the benchmark since its inception in 1987 and for the 5 years and 10 years ended April 30.

Consumer Discretionary and Health Care stocks were the best performers in the portfolio, posting returns of better than 20% for the fiscal first half. Shares in the Consumer Staples, Financials, Industrials, and Information Technology sectors also registered double-digit gains. Energy and Telecommunication Services were the weakest sectors in the Fund; both had negative returns.

Shares of companies headquartered in Japan, Switzerland, and France were among the top performers in the Fund. Portfolio holdings in all three of those countries registered gains of better than 20%. The only geographical segments of the portfolio with negative returns were out-of-index exposures in China and the United States, which totaled less than 3% of the Fund’s assets.

Leading individual performers in the portfolio included Japanese automaker Toyota, Swiss luxury-goods marketer Richemont, Swiss drug makers Roche and Novartis, and Consumer Staples names Japan Tobacco and French personal-care group L’Oreal. Other positive contributors included Financials holdings Investor AB of Sweden and Allianz of

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Novo Nordisk AS	2.7%
Roche Holding AG	2.7%
British American Tobacco plc	2.4%
Anheuser-Busch InBev NV	2.3%
Atlas Copco AB	2.3%
Novartis AG	2.3%
Toyota Motor Corp.	2.3%
Allianz SE	2.2%
Diageo plc	2.2%
Japan Tobacco Inc.	2.2%

Germany, and Industrials names Rolls-Royce, based in the United Kingdom, and Schneider Electric, headquartered in France. These companies all recorded double-digit returns and contributed positively to both absolute and relative results. Among the weaker performers in the portfolio were Materials stocks Freeport McMoRan, BHP Billiton, Anglo American, and Xstrata, as well as Energy holdings BG Group and PetroChina. These holdings all had share-price declines and detracted from relative performance.

Although investments in Japan-headquartered companies made an important contribution to Fund returns, only about 9% of the portfolio was allocated to Japanese companies versus about 20% of the MSCI EAFE (ND) Index. This was a significant detractor from relative results as Japan-based shares, up 31%, proved to be the best-performing country segment of the index. This impact was partially offset by the Fund’s overweighted allocation to Switzerland, the second-strongest performer in the benchmark with a return of 23%, as well as the portfolio’s underweighted exposures to Italy and the United Kingdom, which were among the weaker areas of the index. Stock selection in the U.K. and Japan also weighed on relative returns, although this was offset in part by favorable selection in France and Germany.

The Fund’s above-index exposure to Materials, one of the weakest areas of the index, hurt relative results, as did a below-benchmark allocation to the strong-performing Financials sector. The negative effect of these allocations was offset in part by underweighted exposures to Energy and Utilities. Stock selection further detracted from relative results, especially in the Financials sector, where Fund holdings returned 18% versus 24% for the index. It should be noted that country-level and sector-level weightings typically are a result of the Fund’s bottom-up stock-selection process and not a significant element of its investment strategy.

OUTLOOK AND STRATEGY

At the end of the fiscal first half, the Fund’s biggest overweights relative to the MSCI EAFE (ND) Index were in Consumer Staples, Industrials, and Materials, while the biggest underweights were in Financials, Utilities, and Telecommunication Services. From a country-level perspective, the portfolio’s biggest overweights relative to the benchmark were in Switzerland and France, while the biggest underweights were in Japan, Australia, and the United Kingdom.

Notwithstanding the strong rebound by Japanese shares over the first half of fiscal 2013, we believe that Japan continues to face a number of challenging domestic issues going forward, including a high level of public debt and an aging labor force. At the same time, we believe that the high-quality, exported-oriented Japanese companies currently in the portfolio should continue to be competitive on a global basis and continue to offer attractive opportunities going forward.

Although markets may exhibit above-normal levels of volatility over the near term, we maintain a long-range perspective with a focus on what we believe are high-quality global franchises with solid balance sheets, high barriers to entry, and strong positioning in their respective industries. We believe that the resulting portfolio should provide competitive returns in a variety of macroeconomic environments.

This report contains the current opinions of Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.75%[a,b]

Total Net Assets (000s)	$36,115,505

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.00%[a,b]

Total Net Assets (000s)	$2,420,894

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.12%[a],b

Total Net Assets (000s)	$5,006,870

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	21		26

Weighted Average Market Cap (MM)	$73,267		$62,533

Price/Earning Ratio (P/E)	17.1x		18.5x

Price/Book Ratio (P/B)	2.23x		2.05x

Beta vs. MSCI EAFE (ND) Index	1.03		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	3%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor International Fund
Institutional Class	13.29%	12.87%	0.31%	12.56%	12/29/1987	$163,171
Comparative Index
MSCI EAFE (ND)	16.90%	19.39%	-0.93%	9.23%	—	$120,842

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor International Fund
Administrative Class	13.14%	12.58%	0.06%	12.28%	11/01/2002	$31,845
Investor Class	13.08%	12.45%	-0.06%	12.12%	11/01/2002	$31,393
Comparative Index
MSCI EAFE (ND)	16.90%	19.39%	-0.93%	9.23%	—	$24,168

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Net) and 0.78% (Gross) (Institutional Class); 1.02% (Net) and 1.03% (Gross) (Administrative Class); and 1.14% (Net) and 1.15% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 3.6%)

COMMON STOCKS—94.8%

Shares		Value (000s)
AEROSPACE & DEFENSE—1.7%
42,993,848	Rolls-Royce Holdings plc (UK)*	$755,801

AUTOMOBILES—3.6%
10,508,368	Daimler AG (GER)	582,637
17,335,700	Toyota Motor Corp. (JP)	1,006,126

		1,588,763

BEVERAGES—7.4%
10,526,351	Anheuser-Busch InBev NV (BEL)[1]	1,011,272
31,689,503	Diageo plc (UK)	967,720
7,124,861	Heineken NV (NET)[1]	504,261
5,884,013	Pernod-Ricard SA (FR)	728,854

		3,212,107

BUILDING PRODUCTS—1.2%
12,991,734	Compagnie de Saint-Gobain (FR)	520,305

CAPITAL MARKETS—1.4%
34,401,830	UBS AG (SWS)*	613,674

CHEMICALS—5.5%
1,698,789	Air Liquide SA (FR)	215,230
4,801,614	Linde AG (GER)[1]	909,154
12,766,856	Potash Corp. of Saskatchewan Inc. (CAN)	537,430
1,664,500	Syngenta AG (SWS)	711,606

		2,373,420

COMMERCIAL BANKS—8.6%
81,027,885	Banco Bilbao Vizcaya Argentaria SA (SP)	$788,771
24,895,555	DBS Group Holdings Ltd. (SGP)	339,607
11,092,939	Erste Group Bank AG (AUT)	347,694
375,989,765	Intesa Sanpaolo SpA (IT)	682,841
28,520,005	Itau Unibanco Holding SA ADR (BR)[2]	479,992
779,860,477	Lloyds Banking Group plc (UK)*	662,486
26,168,891	United Overseas Bank Ltd. (SGP)	454,744

		3,756,135

CONSTRUCTION MATERIALS —2.9%
27,025,408	CRH plc (IE)	581,395
8,823,981	Holcim Ltd. (SWS)*	688,315

		1,269,710

DIVERSIFIED FINANCIAL SERVICES—1.4%
20,602,145	Investor AB (SW)[1]	610,995

ELECTRICAL EQUIPMENT—3.8%
25,109,683	ABB Ltd. (SWS)*	569,410
5,503,349	Legrand SA (FR)	256,833
10,805,527	Schneider Electric SA (FR)[1]	823,777

		1,650,020

FOOD PRODUCTS—3.7%
9,934,912	Danone SA (FR)[1]	757,717
11,790,409	Nestle SA (SWS)	840,803

		1,598,520

HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
4,201,430	Cie Generale d’Optique Essilor International SA (FR)	473,385

HEALTH CARE PROVIDERS & SERVICES—0.9%
2,694,206	Fresenius Medical Care AG & Co. KGaA (GER)	185,620
1,533,775	Fresenius Se & Co. KGaA (GER)	192,416

		378,036

HOTELS, RESTAURANTS & LEISURE—1.9%
11,028,426	Accor SA (FR)[1]	365,168
130,380,700	Genting Bhd (MAL)	450,286

		815,454

INDUSTRIAL CONGLOMERATES—0.9%
125,299,947	Sime Darby Berhad (MAL)	388,931

INSURANCE—4.3%
6,365,290	Allianz SE (GER)[1]	941,557
50,254,088	AXA SA (FR)[1]	941,090

		1,882,647

MACHINERY—9.3%
37,690,395	Atlas Copco AB (SW)[1]	996,624
5,744,500	Fanuc Corp. (JP)	867,144
12,776,500	Komatsu Ltd. (JP)	350,050
36,065,502	Sandvik AB (SW)[1]	514,424
3,198,500	SMC Corp. (JP)	641,212
49,961,776	Volvo AB (SW)[1]	692,460

		4,061,914

MEDIA—1.3%
8,446,271	JC Decaux SA (FR)	232,382
19,130,761	Pearson plc (UK)	347,943

		580,325

METALS & MINING—4.2%
8,811,411	Anglo American plc (UK)	215,446
8,698,308	Anglo American plc ADR (UK)[2]	105,945

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
METALS & MINING—Continued
18,688,842	BHP Billiton plc (UK)	$525,769
20,100,711	Freeport-McMoRan Copper & Gold Inc. (US)	611,665
24,525,707	Xstrata plc (UK)	369,074

		1,827,899

OFFICE ELECTRONICS—0.2%
3,024,900	Canon Inc. (JP)	108,789

OIL, GAS & CONSUMABLE FUELS—4.1%
45,682,648	BG Group plc (UK)	771,184
350,420,000	PetroChina Co. Ltd. (CHN)	446,656
11,727,455	Royal Dutch Shell plc (NET)	398,874
2,649,729	Royal Dutch Shell plc ADR (NET)[2]	180,102

		1,796,816

PERSONAL PRODUCTS—1.8%
4,446,174	L’Oreal SA (FR)	793,601

PHARMACEUTICALS—8.2%
13,517,679	Novartis AG (SWS)	1,000,681
6,605,685	Novo Nordisk AS (DEN)	1,162,764
4,662,879	Roche Holding AG (SWS)	1,167,307
1,227,137	Sanofi SA (FR)	132,672
2,085,500	Takeda Pharmaceutical Co. Ltd. (JP)	114,498

		3,577,922

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
2,933,002	Unibail-Rodamco SE (FR)[1]	766,730

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
38,944,000	Cheung Kong Holdings Ltd. (HK)	588,738
47,823,000	Hang Lung Properties Ltd. (HK)	185,591

		774,329

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.6%
36,546,833	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[2]	697,313

SOFTWARE—2.1%
11,235,667	SAP AG (GER)	895,729

TEXTILES, APPAREL & LUXURY GOODS—1.7%
9,166,906	Compagnie Financiere Richemont SA (SWS)	741,866
10,835,055	Nova America SA (BR)*	—	[x]

		741,866

TOBACCO—5.0%
18,689,549	British American Tobacco plc (UK)	1,036,059
5,567,277	Imperial Tobacco Group plc (UK)	199,063
24,927,000	Japan Tobacco Inc. (JP)	942,271

		2,177,393

WIRELESS TELECOMMUNICATION SERVICES—1.4%
53,719,500	China Mobile Ltd. (CHN)	591,188

TOTAL COMMON STOCKS (Cost $28,621,237)		41,279,717

AEROSPACE & DEFENSE—0.0%
5,116,267,912	Rolls-Royce Holdings plc (UK)*	$7,947	[y]

COMMERCIAL BANKS—1.4%
37,474,317	Banco Bradesco SA (BR)	616,222

OIL, GAS & CONSUMABLE FUELS—0.2%
10,384,300	Petroleo Brasileiro SA (BR)	104,271

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[x]

TOTAL PREFERRED STOCKS (Cost $140,759)		728,440

SHORT-TERM INVESTMENTS—15.0%
Principal Amount (000s)
COMMERCIAL PAPER—1.7%
	Exxon Mobil Corp.
$150,000	0.030%–05/01/2013-05/03/2013	150,000
335,841	0.040%–05/01/2013-05/07/2013	335,841
50,000	0.050%–05/01/2013	50,000

		535,841

	General Electric Co.
137,537	0.070%–05/10/2013	137,537
	Toyota Motor Credit
50,000	0.070%–05/02/2013	50,000

		723,378

Shares
SECURITIES LENDING INVESTMENT FUND—12.2%
5,291,023,576	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 0.180%)[3]	5,291,023

Principal Amount (000s)
U.S. GOVERNMENT OBLIGATIONS—1.1%
	U.S. Treasury Bills
$125,000	0.065%–07/25/2013	124,981
125,000	0.070%–05/30/2013	124,993
125,000	0.080%–08/29/2013	124,967
125,000	0.100%–06/27/2013	124,980

		499,921

TOTAL SHORT-TERM INVESTMENTS (Cost $6,514,322)		6,514,322

TOTAL INVESTMENTS—111.4% (Cost $35,276,318)		48,522,479

CASH AND OTHER ASSETS, LESS LIABILITIES—(11.4)%		(4,979,210)

TOTAL NET ASSETS—100.0%		$43,543,269

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)		Total (000s)
Common Stocks
Europe	$1,866,729	$29,610,757	$—	[a]	$31,477,486
Latin America	479,992	—	—		479,992
North America	1,149,095	—	—		1,149,095
Pacific Basin	697,313	7,475,831	—		8,173,144
Preferred Stocks
Europe	—	—	7,947		7,947
Latin America	720,493	—	—		720,493
Short-Term Investments
Commercial Paper	—	723,378	—		723,378
Securities Lending Collateral	—	5,291,023	—		5,291,023
U.S. Government Obligations	—	499,921	—		499,921

Total Investments in Securities	$4,913,622	$43,600,910	$7,947		$48,522,479

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)		Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Common Stocks	$—	[a]	$—	$—	$—	$—	$—	$—	$—	$—	[a]
Preferred Stocks	5,230		7,798	(5,168)	—	—	87	—	—	7,947

	$5,230		$7,798	$(5,168)	$—	$—	$87	$—	$—	$7,947

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)		Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities Common Stocks
Nova America SA (BR)	$—	[a]	Market Approach	Last Traded Price	$0.000025

Preferred Stocks
Nova America SA (BR)	$—		Market Approach	Last Traded Price	$0.000025
Rolls-Royce Holdings plc (UK)	7,947		Market Approach	Pre-Traded Price	£0.001

	$7,947

	$7,947

There were no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	A portion or all of this security was out on loan as of April 30, 2013.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

3	Represents the investment of collateral received from securities lending activities.

a	Rounds to less than $1,000.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Common Stocks	$—	[a]
Preferred Stocks	149

	$149

x	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

y	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor International Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

James Gendelman

Since 2004

Munish Malhotra, CFA

Since 2011

Marsico has subadvised the Fund since 2004.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential

James Gendelman

Munish Malhotra

Management’s Discussion of Fund Performance

MARKET REVIEW

Stocks were able to surmount policy-related uncertainty and responded favorably to a variety of stabilizing and improving economic data and ultra-accommodative central bank policy around the globe. Equities posted solid gains for the first half of fiscal 2013.

Central bank intervention remained at the forefront. Federal Reserve Chairman Ben Bernanke and European Central Bank President Mario Draghi made it clear that they continue to support accommodative monetary policies. Based on the significant increase in assets on central bank balance sheets, it appeared that many of the world’s central bankers have joined the deflation fight. The newest entrant to the fray, the Bank of Japan, vowed to double its holdings of government bonds and double the amount of yen circulating in the economy. Such policy moves seemed, in our view, to overshadow troubles such as Cyprus’s banking crisis, an inconclusive Italian election, and continued political discord in Washington.

Developed international markets, as measured by the MSCI EAFE (ND) Index, posted a return of 16.90% for the six months ended April 30 (all returns cited are in U.S. dollar terms). International growth equities outperformed international value shares. The MSCI EAFE Growth (ND) Index posted a return of 17.20%, while the MSCI EAFE Value (ND) Index had a return of 16.63%.

Nine of the 10 MSCI EAFE Growth (ND) Index economic sectors registered positive returns. Telecommunication Services was the strongest-performing sector of the index and was up 34%. Financials, Consumer Discretionary, and Health Care each registered gains of more than 20%. Consumer Staples, Industrials, Information Technology, and Utilities had returns ranging from 13% to 19%. Materials, meanwhile, eked out a return of 3%. Energy was the only sector to post a negative return and dropped -7%.

PERFORMANCE

Harbor International Growth Fund underperformed its benchmark. The Fund returned 12.78% (Institutional Class), 12.63% (Administrative Class), and 12.52% (Investor Class) for the six months ended April 30, compared with the MSCI EAFE Growth (ND) Index return of 17.20%.

The Fund’s underperformance versus the benchmark index was primarily attributable to stock selection in several sectors. A few of the Fund’s Financials holdings posted weak returns and accounted for some of the shortfall relative to the index. Real estate position BR Malls Participacoes was a primary detractor within the sector and was sold from the portfolio. Global Logistic Properties and banking firm Grupo Financiero Santander Mexico both contributed to absolute returns but underperformed the overall Financials sector.

Several holdings in the Energy and Telecommunication Services sectors detracted from both absolute and relative returns. Oil and gas exploration company Tullow Oil, Chinese national oil company CNOOC, and emerging market mobile phone operator Millicom International Cellular each posted double-digit declines prior to being sold from the Fund.

While some portfolio holdings in the Consumer Discretionary and Health Care sectors posted positive absolute returns, their results significantly lagged the overall return of the benchmark index. South Korea-headquartered Hyundai Motor Co. and Swiss duty-free

11

Harbor International Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Liberty Global Inc.	3.9%
Roche Holding AG	3.8%
Honda Motor Co. Ltd.	3.3%
Nestle SA	3.2%
Telecity Group plc	3.1%
Canadian Pacific Railway Ltd.	3.0%
Diageo plc	3.0%
Mizuho Financial Group Inc.	3.0%
Anheuser-Busch InBev NV	2.9%
Rolls-Royce Holdings plc	2.7%

retailer Dufry experienced stock price declines and were sold. In Health Care, Perrigo, manufacturer of store-branded over-the-counter medications, registered a return of 4% and significantly lagged the 20% return of the index Health Care sector. All three detracted from the portfolio’s performance relative to the index.

Sector allocations generally aided Fund performance relative to the benchmark index. Consumer Discretionary was a strong-performing sector and the Fund did well by having a significant portion of its net assets invested in that area. The Fund’s performance was also buoyed by having few investments in Materials, which was among the weaker-performing sectors of the benchmark.

The Fund benefited from strong performance by a few of its individual holdings. Seagate Technology and semiconductor company ARM Holdings posted sizable gains, as did German media company Kabel Deutschland and Honda Motor Co. All four holdings made significant contributions to both absolute and relative returns. Pharmaceutical and diagnostics company Roche also recorded a double-digit return and was the portfolio’s leading individual contributor to absolute performance.

Although active currency management is not a central facet of the Fund’s investment process, currency fluctuations may at times affect its performance. The Fund did well by having less exposure to securities denominated in the weaker Japanese yen than its benchmark index.

OUTLOOK AND STRATEGY

The Fund’s largest sector overweights relative to the MSCI EAFE Growth (ND) Index at the end of the period were in the Information Technology and Consumer Discretionary sectors. The most significant underweights relative to the index were in Consumer Staples and Materials.

In terms of country allocations, the Fund’s most significant weightings were the United Kingdom, Japan, and Switzerland, though all represented underweight allocations as compared to the benchmark index. The Fund had a few investments in multinational companies domiciled or headquartered in the U.S.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.92%[a,b]

Total Net Assets (000s)	$193,916

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.17%[a,b]

Total Net Assets (000s)	$957

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.29%[a,b]

Total Net Assets (000s)	$22,083

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	18		24

Weighted Average Market Cap (MM)	$52,736		$60,687

Price/Earning Ratio (P/E)	20.1x		21.2x

Price/Book Ratio (P/B)	3.94x		3.12x

Beta vs. MSCI EAFE Growth (ND) Index	0.98		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	55%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor International Growth Fund
Institutional Class	12.78%	9.47%	-2.34%	8.36%	11/01/1993	$111,568
Comparative Index
MSCI EAFE Growth (ND)	17.20%	17.09%	-0.27%	8.93%	—	$117,558

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor International Growth Fund
Administrative Class	12.63%	9.13%	-2.59%	8.11%	11/01/2002	$21,812
Investor Class	12.52%	9.02%	-2.72%	7.98%	11/01/2002	$21,542
Comparative Index
MSCI EAFE Growth (ND)	17.20%	17.09%	-0.27%	8.93%	—	$23,512

As stated in the Fund’s prospectus as of April 30, 2013, the expense ratios were 0.95% (Net) and 1.00% (Gross) (Institutional Class); 1.20% (Net) and 1.25% (Gross) (Administrative Class); and 1.32% (Net) and 1.37% (Gross) (Investor Class). Effective May 21, 2013, the net expense ratios are contractually capped at 0.85%, 1.10% and 1.22% for the International Class, Administrative Class and Investor Class, respectively, until 05/20/14. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.9%)

COMMON STOCKS—95.1%

Shares		Value (000s)
AEROSPACE & DEFENSE—2.7%
336,156	Rolls-Royce Holdings plc (UK)*	$5,909

AUTOMOBILES—4.9%
37,977	Bayerische Motoren Werke AG (GER)	3,512
178,555	Honda Motor Co. Ltd. (JP)	7,125

		10,637

BEVERAGES—7.7%
65,240	Anheuser-Busch InBev NV (BEL)	6,268
214,693	Diageo plc (UK)	6,556
31,873	Pernod-Ricard SA (FR)	3,948

		16,772

CAPITAL MARKETS—3.0%
251,000	Daiwa Securities Group Inc. (JP)*	2,227
240,823	UBS AG (SWS)*	4,296

		6,523

CHEMICALS—0.5%
2,555	Syngenta AG (SWS)	1,092

COMMERCIAL BANKS—6.4%
718,695	Barclays plc (UK)	3,207
2,975,000	Mizuho Financial Group Inc. (JP)	6,546
164,613	Standard Chartered plc (UK)	4,143

		13,896

COMPUTERS & PERIPHERALS—1.5%
88,457	Seagate Technology plc (IE)	3,246

DIVERSIFIED TELECOMMUNICATION SERVICES—2.1%
127,361	Ziggo NV (NET)	4,555

Shares		Value (000s)
ELECTRICAL EQUIPMENT—1.3%
38,286	Schneider Electric SA (FR)	$2,919

ENERGY EQUIPMENT & SERVICES—1.2%
65,729	Seadrill Ltd. (BM)	2,533

FOOD & STAPLES RETAILING—1.9%
109,600	Seven & I Holdings Co. Ltd. (JP)	4,216

FOOD PRODUCTS—3.2%
97,211	Nestle SA (SWS)	6,932

GAS UTILITIES—0.6%
228,000	Enn Energy Holdings Ltd. (CHN)	1,321

HEALTH CARE PROVIDERS & SERVICES—1.7%
28,931	Fresenius Se & Co. KGaA (GER)	3,629

HOTELS, RESTAURANTS & LEISURE—2.5%
183,634	Intercontinental Hotels Group plc (UK)	5,426

INSURANCE—2.6%
1,264,200	AIA Group Ltd. (HK)	5,624

INTERNET & CATALOG RETAIL—1.6%
318,600	Rakuten Inc. (JP)	3,398

INTERNET SOFTWARE & SERVICES—8.0%
131,100	Dena Co. Ltd. (JP)	3,734
23,398	MercadoLibre Inc. (AR)	2,354
475,624	Telecity Group plc (UK)	6,826
171,083	Yandex NV (NET)*	4,404

		17,318

IT SERVICES—2.7%
70,528	Accenture plc (IE)	5,744

MACHINERY—2.9%
23,800	Fanuc Corp. (JP)	3,592
97,700	Komatsu Ltd. (JP)	2,677

		6,269

MEDIA—8.4%
78,217	Imax Corp. (CAN)*	1,997
47,206	Kabel Deutschland Holding AG (GER)	4,481
125,405	Liberty Global Inc. (US)*	8,484
50,086	Naspers Ltd. (S. AFR)	3,356

		18,318

MULTILINE RETAIL—1.3%
40,725	Next plc (UK)	2,761

PHARMACEUTICALS—8.4%
41,061	GlaxoSmithKline plc (UK)	1,059
19,235	Novo Nordisk AS (DEN)	3,386
18,028	Perrigo Co. (US)	2,153
33,073	Roche Holding AG (SWS)	8,280
106,898	Shire plc (UK)	3,332

		18,210

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
15,236	Unibail-Rodamco SE (FR)	3,983

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.0%
1,930,000	Global Logistic Properties Ltd. (SGP)	4,344

ROAD & RAIL—5.6%
56,083	Canadian National Railway Co. (CAN)	5,495
52,476	Canadian Pacific Railway Ltd. (CAN)	6,540

		12,035

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
146,730	ARM Holdings plc (UK)	$2,282
232,408	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (TW)[1]	4,435

		6,717

TEXTILES, APPAREL & LUXURY GOODS—4.0%
41,729	Adidas AG (GER)	4,364
7,612	Swatch Group AG (SWS)	4,367

		8,731

TRADING COMPANIES & DISTRIBUTORS—1.5%
437,000	Marubeni Corp. (JP)	3,137

TOTAL COMMON STOCKS (Cost $173,173)		206,195

PREFERRED STOCKS—0.0%
(Cost $53)
AEROSPACE & DEFENSE—0.0%
34,486,438	Rolls-Royce Holdings plc (UK)*	53	[x]

(Cost $8,232)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$8,232	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $8,402)	$8,232

TOTAL INVESTMENTS—98.9% (Cost $181,458)		214,480

CASH AND OTHER ASSETS, LESS LIABILITIES—1.1%		2,476

TOTAL NET ASSETS—100.0%		$216,956

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Africa	$—	$3,356	$—	$3,356
Europe	19,662	103,778	—	123,440
Latin America	2,354	—	—	2,354
North America	18,129	6,540	—	24,669
Pacific Basin	4,435	47,941	—	52,376
Preferred Stocks
Europe	—	—	53	53
Short-Term Investments
Repurchase Agreements	—	8,232	—	8,232

Total Investments in Securities	$44,580	$169,847	$53	$214,480

There were no transfers between levels during the period.

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Preferred Stocks	$50	$53	$(50)	$—	$1	$(1)	$—	$—	$53

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$53	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

a	Rounds to less than $1,000.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Preferred Stocks	$—	[a]

x	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Causeway Capital Management LLC

11111 Santa Monica Boulevard 15th Floor Los Angeles, CA 90025

PORTFOLIO MANAGERS

Sarah H. Ketterer

Since 2012

Harry W. Hartford

Since 2012

James A. Doyle

Since 2012

Jonathan P. Eng

Since 2012

Kevin Durkin

Since 2012

Conor Muldoon

Since 2012

Causeway has subadvised the Fund since 2012.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis

Sarah H. Ketterer

Harry W. Hartford

James A. Doyle

Jonathan P. Eng

Kevin Durkin

Conor Muldoon

Management’s Discussion of Fund Performance

MARKET REVIEW

Persistent monetary support drove global equities higher in the first half of fiscal 2013. Global equities, as measured by the MSCI World (ND) Index, advanced 14.67% (all returns cited are in U.S. dollar terms). Bank of Japan Governor Haruhiko Kuroda pledged to do “whatever it takes” to pull the Japanese economy out of deflation, echoing the July 2012 statements made by European Central Bank President Mario Draghi before unveiling the ECB’s Outright Monetary Transactions (OMT) policy. The policy has been such a powerful tool that the ECB achieved a huge easing in domestic financial conditions without having to buy any bonds. It is important to keep in mind that the OMT is not an unconditional program. Rather, it relies on peripheral countries willing and able to meet the requirements that the ECB imposes in exchange for its support. The Bank of Japan, under the new administration, is attempting to create inflationary expectations to stimulate demand-led growth. The hope is that consumers, accustomed to price deflation, will reverse their long-standing behavior and in short order increase their levels of spending on consumer goods in anticipation of rising prices. Such an experiment is unproven and, in our view, is fraught with challenges, especially given the staggeringly high level of Japanese government debt. Japan’s gross debt is approximately 210% of gross domestic product and rising.

Currency exchange rates proved to be a headwind for U.S. dollar-based investors’ overseas assets—the dollar appreciated dramatically versus the Japanese yen and to a lesser degree versus the British pound; this was partially offset by the strength of the euro. The best-performing developed equity markets included Japan, Greece, New Zealand, Switzerland, and Australia. The biggest laggards included Canada and Israel (both in negative territory), Norway, Italy, and the United Kingdom. The best-performing sectors in the MSCI World (ND) Index were Consumer Discretionary, Health Care, and Financials. The worst-performing sectors were Materials (the only sector in negative territory), Energy, and Information Technology.

PERFORMANCE

Harbor Global Value Fund returned 14.21% (Institutional Class), 14.07% (Administrative Class), and 14.11% (Investor Class) for the six months ended April 30, compared with the 14.67% return of its MSCI World (ND) benchmark. Holdings in the transportation, energy, consumer services, capital goods and insurance industry groups detracted the most from the relative performance of the Fund versus the index. Fund holdings in the materials, automobiles & components, diversified financials, and telecommunication services industry groups, as well as having no exposure to the technology hardware & equipment industry group, contributed to relative performance.

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Microsoft Corp.	3.5%
UnitedHealth Group Inc.	3.5%
Toyota Motor Corp.	3.0%
Reed Elsevier NV	2.9%
Tesco plc	2.9%
Air Products & Chemicals Inc.	2.7%
Akzo Nobel NV	2.7%
Novartis AG	2.6%
Siemens AG	2.5%
Western Union Co.	2.5%

The largest individual detractors from absolute performance included mail and parcel delivery provider PostNL (Netherlands), infrastructure engineering and construction company Balfour Beatty (United Kingdom), energy services firm Petrofac (United Kingdom), integrated energy producer CNOOC (Hong Kong), and for-profit education provider Apollo Group (United States). The top individual contributors to absolute performance included automobile manufacturer Toyota Motor (Japan), financial services exchange NASDAQ OMX Group (United States), media and publishing company Reed Elsevier (Netherlands), aircraft manufacturer Boeing (United States), and pharmaceutical giant Novartis (Switzerland).

OUTLOOK AND STRATEGY

Our risk-adjusted ranking of the most attractive Harbor Global Value Fund candidates indicates the possibility of a more muted return for developed-market equities in calendar 2013 than in the prior year. In addition to scouring industries for laggards with restructuring potential, we are also positioning the Fund for any pullback in markets. We have reduced prospective portfolio risk (defined as beta, or sensitivity to the benchmark index) modestly and can take it even lower if a continuation of this rally leads investors to indiscriminately buy stocks without adequate valuation support.

The current surge in Japanese equities is a consequence of the yen’s decline and the anticipation of aggressive monetary policy from the Bank of Japan. However, we believe that what is really required for Japanese equities to sustain their momentum is deep-seated structural reform, including fiscal and tax reforms, liberalization of trade and labor markets, and de-regulation. Absent meaningful reform that leads to sustainably higher returns on employed capital, today’s Japanese equity market rally may prove to be a warm weekend in a long winter, and again disappoint investors. We remain committed to investing in stocks based on valuation and the fundamental underpinnings of companies’ operating profitability. To the extent that we believe that management of Japanese companies will improve meaningfully, causing higher returns on capital to accrue to minority shareholders, we will willingly participate. Absent that reform, we will not take the risk of investing in a momentum-led rally that appears to be unsustainable over the long term. Instead, we are finding some of the most compelling risk-adjusted opportunities in sectors that have lagged the substantial recovery of global equity markets since bottoming in March 2009. Two sectors where we remain meaningfully overweight compared to the benchmark include Energy and Industrials.

Regardless of stock markets’ levels, restructuring opportunities invariably appear in our weekly screens. Among other things, we look for newly-hired senior management that is focused on shedding underperforming units and restoring value accretion (generating returns above the cost of capital). As long as these lagging companies have the financial wherewithal to withstand competitive pressures and pay shareholders with cash dividends, we can wait patiently for the new strategy to take hold. In addition to seeking competitive returns, we manage overall portfolio volatility (defined as the standard deviation of returns). Our primary tool to manage risk comes from portfolio diversification across an array of risk factors. We are confident our investment process, combining fundamental and quantitative analysis, should continue to benefit the Fund over full market cycles.

This report contains the current opinions of Causeway Capital Management LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	0.90%[a] ,b

Total Net Assets (000s)	$6,317

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.15%[a] ,b

Total Net Assets (000s)	$485

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.27%[a],b

Total Net Assets (000s)	$992

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	11		27

Weighted Average Market Cap (MM)	$77,818		$82,332

Price/Earning Ratio (P/E)	16.7x		19.2x

Price/Book Ratio (P/B)	2.30x		2.59x

Beta vs. MSCI World (ND) Index	1.28		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	27%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Global Value Fund
Institutional Class	14.21%	9.76%	-2.91%	-2.86%	08/07/2006	$41,130
Comparative Index
MSCI World (ND)	14.67%	16.70%	1.81%	3.69%	—	$63,798

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World (ND) Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Global Value Fund
Administrative Class	14.07%	9.46%	-3.16%	-3.10%	08/07/2006	$8,089
Investor Class	14.11%	9.31%	-3.30%	-3.24%	08/07/2006	$8,014
Comparative Index
MSCI World (ND)	14.67%	16.70%	1.81%	3.69%	—	$12,760

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 2.26% (Gross) (Institutional Class); 1.15% (Net) and 2.51% (Gross) (Administrative Class); and 1.27% (Net) and 2.63% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.1%)

COMMON STOCKS—97.9%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.5%
2,100	Boeing Co. (US)	$192

AIR FREIGHT & LOGISTICS—0.5%
15,868	Postnl NV (NET)*	36

AUTOMOBILES—5.3%
3,324	Daimler AG (GER)	184
4,000	Toyota Motor Corp. (JP)	232

		416

CAPITAL MARKETS—1.1%
1,500	State Street Corp. (US)	88

CHEMICALS—7.3%
2,400	Air Products & Chemicals Inc. (US)	209
3,466	Akzo Nobel NV (NET)	209
2,300	Shin-Etsu Chemical Co. Ltd. (JP)	155

		573

COMMERCIAL BANKS—5.8%
22,836	Barclays plc (UK)	102
1,496	BNP Paribas SA (FR)	83
10,000	HSBC Holdings plc (UK)	109
4,200	Wells Fargo & Co. (US)	160

		454

CONSTRUCTION & ENGINEERING—2.6%
16,646	Balfour Beatty plc (UK)	56
5,000	JGC Corp. (JP)	148

		204

DIVERSIFIED CONSUMER SERVICES—1.6%
6,700	Apollo Group Inc. Cl. A (US)*	123

DIVERSIFIED FINANCIAL SERVICES—3.5%
3,600	Citigroup Inc. (US)	168
3,500	NASDAQ Omx Group Inc. (US)	103

		271

ELECTRICAL EQUIPMENT—1.0%
2,969	Babcock & Wilcox Co. (US)	81

ENERGY EQUIPMENT & SERVICES—1.4%
4,316	Petrofac Ltd. (UK)	91
437	Tecnicas Reunidas SA (SP)	21

		112

FOOD & STAPLES RETAILING—2.9%
39,135	Tesco plc (UK)	$223

HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
1,000	C.R. Bard Inc. (US)	100
2,700	St Jude Medical Inc. (US)	111

		211

HEALTH CARE PROVIDERS & SERVICES—3.5%
4,500	UnitedHealth Group Inc. (US)	270

INDUSTRIAL CONGLOMERATES—3.6%
21,000	SembCorp Industries Ltd. (SGP)	85
1,896	Siemens AG (GER)	198

		283

INSURANCE—3.3%
20,370	Aviva plc (UK)	97
400	Fairfax Financial Holdings Ltd. (CAN)	160

		257

IT SERVICES—4.2%
5,600	Total System Services Inc. (US)	132
13,100	Western Union Co. (US)	194

		326

LIFE SCIENCES TOOLS & SERVICES—2.0%
3,739	Agilent Technologies Inc. (US)	155

MACHINERY—1.4%
32,000	SembCorp Marine Ltd. (SGP)	112

MEDIA—4.5%
14,132	Reed Elsevier NV (NET)	229
1,900	Walt Disney Co. (US)	120

		349

OIL, GAS & CONSUMABLE FUELS—12.0%
2,100	Anadarko Petroleum Corp. (US)	178
8,211	BG Group plc (UK)	139
71,000	CNOOC Ltd. (HK)	133
3,400	Imperial Oil Ltd. (CAN)	135
4,657	Royal Dutch Shell plc (UK)	158
3,805	Total SA (FR)	191

		934

PHARMACEUTICALS—6.9%
1,900	Johnson & Johnson (US)	162
2,762	Novartis AG (SWS)	205
1,575	Sanofi SA (FR)	170

		537

PROFESSIONAL SERVICES—1.7%
22,175	Michael Page International plc (UK)	129

SOFTWARE—5.8%
8,300	Microsoft Corp. (US)	275
5,400	Oracle Corp. (US)	177

		452

TEXTILES, APPAREL & LUXURY GOODS—1.1%
25,500	Yue Yuen Industrial Holdings Ltd. (HK)	88

TOBACCO—3.5%
4,200	Altria Group Inc. (US)	153
2,119	British American Tobacco plc (UK)	118

		271

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

TRANSPORTATION INFRASTRUCTURE—1.8%
45,206	China Merchants Holdings International Co. Ltd. (HK)	$143

WIRELESS TELECOMMUNICATION SERVICES—4.4%
3,400	KDDI Corp. (JP)	163
59,518	Vodafone Group plc (UK)	182

		345

TOTAL COMMON STOCKS (Cost $6,762)		7,635

SHORT-TERM INVESTMENTS—1.7%
(Cost $131)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$131	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $134)	$131

TOTAL INVESTMENTS—99.6% (Cost $6,893)		7,766

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		28

TOTAL NET ASSETS—100.0%		$7,794

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$—	$2,930	$—	$2,930
North America	3,311	135	—	3,446
Pacific Basin	—	1,259	—	1,259
Short-Term Investments
Repurchase Agreements	—	131	—	131

Total Investments in Securities	$3,311	$4,455	$—	$7,766

There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital Management, LLC

1200 17th Street Suite 1600 Denver, CO 80202

PORTFOLIO MANAGERS

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Global equities markets overcame policy-related uncertainty in the first half of fiscal 2013 and responded favorably to encouraging economic data along with a continuation of highly accommodative central bank policy around the world. Stocks posted solid gains for the six months ended April 30.

U.S. equities were pressured by a tightly-contested and contentious Presidential election and worries regarding the “fiscal cliff” tax increases and spending-cut machinations in Washington. However, the effect of those negative forces was outweighed by solid corporate earnings reports and generally improving economic data. The market was buoyed by optimism that the U.S. housing recovery is entrenched and that employers are starting to hire again.

Intervention by central banks remained a prominent factor. Federal Reserve Chairman Ben Bernanke and European Central Bank President Mario Draghi made clear their continued support for accommodative monetary policies. Given a significant increase in assets on central bank balance sheets, it appeared that many of the world’s central bankers have joined the deflation fight. The latest entrant was the Bank of Japan, which vowed to double its holdings of government bonds and double the amount of yen circulating in the economy. Such policy moves seemed to overshadow issues such as the banking crisis in Cyprus, an inconclusive election in Italy, and continued political discord in Washington.

The MSCI AC World Index posted a return of 13.46% (all returns cited are in U.S. dollars) for the six-month period ended April 30, 2013. Nine of the 10 sectors of the index registered positive returns. Health Care and Consumer Discretionary were the strongest-performing sectors; each returned 20%. The Financials, Consumer Staples, Industrials, Utilities, and Telecommunication Services sectors all rose more than 10%. Meanwhile, Information Technology and Energy registered gains of 9% and 4%, respectively. Materials dipped -1% and was the sole sector to post a negative return.

PERFORMANCE

Harbor Global Growth Fund outperformed its benchmark for the fiscal half year. The Fund returned 15.50% (Institutional Class), 15.38% (Administrative Class), and 15.29% (Investor Class), compared with the MSCI AC World Index return of 13.46%.

The Fund’s outperformance versus the index was attributable in part to strong stock selection and positioning in the Health Care and Materials sectors. Health Care was a strong-performing sector of the benchmark index and the Fund did well by having an overweight posture in the sector as compared to the index. A number of the Fund’s pharmaceutical and biotechnology holdings posted sizable stock price gains, including Biogen Idec, Gilead Sciences, Roche, and Bristol-Myers Squibb. In the Materials sector, LyondellBasell Industries posted a strong return prior to being sold from the portfolio. All recorded double-digit gains and made solid contributions to both absolute and relative returns. Materials was the weakest-performing area of the benchmark index and the Fund benefited from having little exposure to the sector.

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Roche Holding AG	5.0%
Rolls-Royce Holdings plc	4.4%
Biogen Idec Inc.	4.1%
Gilead Sciences Inc.	3.6%
Google Inc.	3.5%
Anheuser-Busch InBev NV	3.4%
Nestle SA	3.3%
Citigroup Inc.	3.1%
Monsanto Co.	3.1%
TJX Cos. Inc.	3.1%

Other individual holdings having a material, positive effect on performance included capital goods company Rolls-Royce, electric luxury car manufacturer Tesla Motors, and German media position Kabel Deutschland, all of which made significant contributions to absolute and relative returns.

From a sector allocation standpoint, the Fund benefited from having a significantly overweight allocation to the strong-performing Consumer Discretionary sector while being underweight the weak-performing Energy sector.

Active currency management is not a central facet of our investment process, but fluctuations in major world currencies can affect performance. Fund performance over the latest six months was bolstered by having little exposure to companies whose securities are denominated in the Japanese yen, which weakened considerably.

On the negative side, Fund performance was hurt by having an underweight allocation to Financials, a strong-performing sector of the index. Further, several Financials holdings posted weak returns and detracted from absolute and relative performance. Real estate positions BR Malls Participacoes and Global Logistic Properties were primary detractors within the sector. BR Malls was eliminated from the portfolio.

A few Information Technology holdings experienced weak stock price performance. E-commerce holdings eBay and MercadoLibre posted returns that were positive but lagged the benchmark index. MercadoLibre was sold from the Fund. Internet services company Baidu had a double-digit negative return and materially detracted from both absolute and relative performance. Apple, one of the largest individual holdings in the Fund early in the reporting period, lost ground and was the portfolio’s biggest detractor from absolute performance. The Fund sold Apple in late calendar 2012, owing to concerns about future revenue growth; this helped subsequent performance as Apple shares incurred additional declines after being eliminated from the portfolio.

Certain Health Care positions struggled. Pharmaceutical company Perrigo and surgical equipment manufacturer Intuitive Surgical each had share-price losses prior to being sold. Both detracted from absolute and relative performance.

OUTLOOK AND STRATEGY

The Fund’s largest sector overweights relative to the MSCI AC World Index at the end of the period were the Consumer Discretionary and Health Care sectors. The most significant underweights relative to the index were Financials, Energy, and Materials. The Fund had no exposure to the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings were in the U.S., Switzerland, and the United Kingdom.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	0.90%[a,b]

Total Net Assets (000s)	$19,450

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.15%[a,b]

Total Net Assets (000s)	$429

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$3,897

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Number of Countries	13		46

Weighted Average Market Cap (MM)	$76,264		$78,045

Price/Earning Ratio (P/E)	22.5x		18.6x

Price/Book Ratio (P/B)	5.28x		2.52x

Beta vs. MSCI AC World Index	1.02		1.00

Portfolio Turnover (6-Month Period Ended 04/30/2013)	71%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

a	Annualized.

b	Reflective of a contractual fee waiver and expense cap effective through February 28, 2014.

c	Unannualized.

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Global Growth Fund
Institutional Class	15.50%	11.65%	N/A	24.68%	03/01/2009	$125,372
Comparative Index
MSCI AC World	13.46%	15.02%	N/A	20.39%	—	$108,348

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the MSCI AC World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Global Growth Fund
Administrative Class	15.38%	11.46%	N/A	24.39%	03/01/2009	$24,826
Investor Class	15.29%	11.24%	N/A	24.22%	03/01/2009	$24,688
Comparative Index
MSCI AC World	13.46%	15.02%	N/A	20.39%	—	$21,670

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Net) and 1.60% (Gross) (Institutional Class); 1.15% (Net) and 1.85% (Gross) (Administrative Class); and 1.27% (Net) and 1.97% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.0%)

COMMON STOCKS—96.0%

Shares		Value (000s)
AEROSPACE & DEFENSE—6.7%
2,870	Precision Castparts Corp. (US)	$549
59,529	Rolls-Royce Holdings plc (UK)*	1,047

		1,596

AUTOMOBILES—2.0%
8,938	Tesla Motors Inc. (US)*	483

BEVERAGES—6.3%
8,307	Anheuser-Busch InBev NV (BEL)	798
23,084	Diageo plc (UK)	705

		1,503

BIOTECHNOLOGY—7.7%
4,504	Biogen Idec Inc. (US)*	986
16,772	Gilead Sciences Inc. (US)*	849

		1,835

CHEMICALS—3.1%
6,822	Monsanto Co. (US)	729

COMMERCIAL BANKS—5.4%
35,512	Grupo Financiero Santander Mexico SAB de CV ADR (MEX)*,1	574
18,652	Wells Fargo & Co. (US)	708

		1,282

DIVERSIFIED FINANCIAL SERVICES—3.1%
15,925	Citigroup Inc. (US)	743

DIVERSIFIED TELECOMMUNICATION SERVICES—2.0%
13,170	Ziggo NV (NET)	471

FOOD & STAPLES RETAILING—2.1%
5,658	Pricesmart Inc. (US)	505

FOOD PRODUCTS—3.3%
11,137	Nestle SA (SWS)	794

HOTELS, RESTAURANTS & LEISURE—3.6%
7,925	Starbucks Corp. (US)	482
5,677	Starwood Hotels & Resorts Worldwide Inc. (US)	366

		848

INTERNET SOFTWARE & SERVICES—9.4%
8,007	Baidu Inc. ADR (CHN)*,1	$687
13,589	eBay Inc. (US)*	712
1,017	Google Inc. (US)*	839

		2,238

IT SERVICES—2.1%
6,120	Accenture plc (IE)	498

MACHINERY—2.0%
8,668	Pentair Ltd. (SWS)	471

MEDIA—7.3%
43,423	British Sky Broadcasting Group plc (UK)	569
11,029	Comcast Corp. (US)	456
7,398	Kabel Deutschland Holding AG (GER)	702

		1,727

PHARMACEUTICALS—7.6%
15,279	Bristol-Myers Squibb Co. (US)	607
4,765	Roche Holding AG (SWS)	1,193

		1,800

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.4%
258,000	Global Logistic Properties Ltd. (SGP)	581

ROAD & RAIL—1.9%
3,523	Canadian Pacific Railway Ltd. (CAN)	439

SPECIALTY RETAIL—7.7%
918	AutoZone Inc. (US)*	375
9,771	Home Depot Inc. (US)	717
15,049	TJX Cos. Inc. (US)	734

		1,826

TEXTILES, APPAREL & LUXURY GOODS—10.3%
2,002	Hermes International (FR)	676
7,107	Lululemon Athletica Inc. (US)*	541
13,870	Luxottica Group SpA ADR (IT)[1]	718
8,155	Nike Inc. (US)	519

		2,454

TOTAL COMMON STOCKS (Cost $18,790)		22,823

PREFERRED STOCKS—0.0%
(Cost $11)
AEROSPACE & DEFENSE—0.0%
7,083,951	Rolls-Royce Holdings plc (UK)*	11	[x]

SHORT-TERM INVESTMENTS—2.8%
(Cost $666)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$666	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $680)	666

TOTAL INVESTMENTS—98.8% (Cost $19,467)		23,500

CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		276

TOTAL NET ASSETS—100.0%		$23,776

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$1,687	$6,955	$—	$8,642
Latin America	574	—	—	574
North America	11,900	439	—	12,339
Pacific Basin	687	581	—	1,268
Preferred Stocks
Europe	—	—	11	11
Short-Term Investments
Repurchase Agreements	—	666	—	666

Total Investments in Securities	$14,848	$8,641	$11	$23,500

Of the Level 1 investments presented above, North American Common Stocks valued at $975 had previously been considered Level 2 investments at October 31, 2012. Transfers from Level 1 to Level 2 are typically the result of a change, in the normal course of business, from the use of quoted prices from an active market (Level 1), to the use of an evaluated pricing method supplied by a third-party pricing service (Level 2), due to the unavailability of active market quotations. Transfers from Level 2 to Level 1 typically occur when quoted prices from an active market were not previously available (Level 2) for exchange traded securities, but have since become available (Level 1).

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Preferred Stocks	$5	$11	$(5)	$—	$—	$—	$—	$—	$11

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Preferred Stocks
Rolls-Royce Holdings plc (UK)	$11	Market Approach	Pre-Traded Price	£0.001

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds to less than $1,000.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Preferred Stocks	$—	[a]

x	Fair valued in accordance with Harbor Funds Valuation Procedures using a pre-traded price recommended by the issuer, which is a Level 3 input.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International & Global Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$35,276,318	$181,458	$6,893	$19,467
Investments, at value	$48,522,479	$206,248	$7,635	$22,834
Repurchase agreements	—	8,232	131	666
Cash	—	1	1	—
Foreign currency, at value (cost: $52,920, $127, $0, $13)	53,528	128	—	13
Receivables for:
Investments sold	135,049	5,033	16	229
Foreign currency spot contracts	—	9	—	—
Capital shares sold	61,206	102	1	1
Dividends	215,860	665	42	40
Interest	4	—	—	—
Securities lending income	9,078	—	—	—
Withholding tax	56,152	931	13	21
Prepaid registration fees	—	10	2	18
Prepaid fund insurance	89	1	—	—
Other assets	682	31	6	1
Total Assets	49,054,127	221,391	7,847	23,823
LIABILITIES
Payables for:
Investments purchased	147,645	3,928	12	11
Foreign currency spot contracts	1,305	4	—	—
Capital shares reacquired	25,708	146	4	2
Collateral for securities loaned	5,291,023	—	—	—
Dividends to shareholders	—	4	—	—
Accrued expenses:
Management fees	22,842	132	5	15
12b-1 fees	1,482	5	—	1
Transfer agent fees	2,458	12	—	2
Trustees’ fees and expenses	237	7	—	—
Other	18,158	197	32	16
Total Liabilities	5,510,858	4,435	53	47
NET ASSETS	$43,543,269	$216,956	$7,794	$23,776
Net Assets Consist of:
Paid-in capital	$33,514,471	$388,637	$54,563	$18,117
Undistributed/(accumulated) net investment income/(loss)	144,416	1,020	45	104
Accumulated net realized gain/(loss)	(3,362,425)	(205,705)	(47,687)	1,522
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	13,246,807	33,004	873	4,033
	$43,543,269	$216,956	$7,794	$23,776
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$36,115,505	$193,916	$6,317	$19,450
Shares of beneficial interest[1]	550,286	15,744	952	965
Net asset value per share[2]	$65.63	$12.32	$6.64	$20.16
Administrative Class
Net assets	$2,420,894	$957	$485	$429
Shares of beneficial interest[1]	37,157	78	73	21
Net asset value per share[2]	$65.15	$12.25	$6.66	$20.08
Investor Class
Net assets	$5,006,870	$22,083	$992	$3,897
Shares of beneficial interest[1]	77,096	1,805	149	195
Net asset value per share[2]	$64.94	$12.23	$6.65	$19.99

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International & Global Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2013 (Unaudited)

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
Investment Income
Dividends	$560,326	$3,207	$121	$231
Securities lending income	9,590	—	—	—
Interest	560	—	—	—
Foreign taxes withheld	(51,521)	(248)	(7)	(21)
Total Investment Income	518,955	2,959	114	210
Operating Expenses
Management fees	134,578	872	31	92
12b-1 fees:
Administrative Class	2,858	1	1	1
Investor Class	5,710	26	1	4
Shareholder communications	992	13	—	—
Custodian fees	3,211	97	19	19
Transfer agent fees:
Institutional Class	9,817	63	2	5
Administrative Class	686	—	—	—
Investor Class	4,111	19	1	3
Professional fees	323	3	3	4
Trustees’ fees and expenses	378	4	—	—
Registration fees	307	29	19	20
Miscellaneous	158	3	1	1
Total expenses	163,129	1,130	78	149
Management fees waived	(2,546)	—	(4)	(11)
Transfer agent fees waived	(903)	(5)	—	(1)
Other expenses reimbursed	—	(14)	(38)	(33)
Custodial expense reductions	(1)	—	—	—
Net expenses	159,679	1,111	36	104
Net Investment Income/(Loss)	359,276	1,848	78	106
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	453,868	29,567	438	1,527
Foreign currency transactions	(5,101)	(110)	(17)	(6)
Change in net unrealized appreciation/(depreciation) on:
Investments	4,096,570	(3,280)	481	1,554
Forwards	—	—	9	—
Translations of assets and liabilities in foreign currencies	3,044	34	—	—
Net gain/(loss) on investment transactions	4,548,381	26,211	911	3,075
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,907,657	$28,059	$989	$3,181

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$359,276	$630,119	$1,848	$13,606
Net realized gain/(loss) on investments	448,767	174,633	29,457	7,468
Net unrealized appreciation/(depreciation) of investments	4,099,614	1,660,627	(3,246)	(6,455)
Net increase/(decrease) in assets resulting from operations	4,907,657	2,465,379	28,059	14,619
Distributions to Shareholders
Net investment income:
Institutional Class	(641,528)	(596,272)	(12,943)	—
Administrative Class	(41,314)	(43,956)	(59)	—
Investor Class	(75,936)	(69,283)	(1,129)	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(758,778)	(709,511)	(14,131)	—
Net Increase/(Decrease) Derived from Capital Share Transactions	3,290,329	3,189,764	(142,606)	(1,090,479)
Net increase/(decrease) in net assets	7,439,208	4,945,632	(128,678)	(1,075,860)
Net Assets
Beginning of period	36,104,061	31,158,429	345,634	1,421,494
End of period*	$43,543,269	$36,104,061	$216,956	$345,634
* Includes undistributed/(accumulated) net investment income/(loss) of:	$144,416	$543,918	$1,020	$13,303

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)

$78	$451	$106	$58
421	(966)	1,521	1,244
490	394	1,554	783
989	(121)	3,181	2,085

(337)	(750)	(52)	—
(24)	(9)	(1)	—
(46)	(20)	(2)	—

—	—	(461)	—
—	—	(10)	—
—	—	(89)	—
(407)	(779)	(615)	—
170	(22,969)	1,360	2,414
752	(23,869)	3,926	4,499

7,042	30,911	19,850	15,351
$7,794	$7,042	$23,776	$19,850
$45	$374	$104	$53

33

Harbor International & Global Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$5,436,566	$7,112,801	$7,093	$211,602
Net proceeds from redemption fees	473	1,040	4	27
Reinvested distributions	530,245	469,653	9,782	—
Cost of shares reacquired	(3,000,125)	(4,850,615)	(159,899)	(1,295,936)
Net increase/(decrease) in net assets	$2,967,159	$2,732,879	$(143,020)	$(1,084,307)
Administrative Class
Net proceeds from sale of shares	$288,636	$488,510	$64	$134
Net proceeds from redemption fees	33	84	—	—
Reinvested distributions	40,438	43,094	55	—
Cost of shares reacquired	(360,578)	(516,496)	(251)	(446)
Net increase/(decrease) in net assets	$(31,471)	$15,192	$(132)	$(312)
Investor Class
Net proceeds from sale of shares	$827,432	$1,331,867	$2,716	$3,225
Net proceeds from redemption fees	66	147	—	1
Reinvested distributions	74,101	68,364	1,109	—
Cost of shares reacquired	(546,958)	(958,685)	(3,279)	(9,086)
Net increase/(decrease) in net assets	$354,641	$441,693	$546	$(5,860)
SHARES
Institutional Class
Shares sold	86,854	124,976	597	18,832
Shares issued due to reinvestment of distributions	8,654	9,270	859	—
Shares reacquired	(48,006)	(86,394)	(13,685)	(116,533)
Net increase/(decrease) in shares outstanding	47,502	47,852	(12,229)	(97,701)
Beginning of period	502,784	454,932	27,973	125,674
End of period	550,286	502,784	15,744	27,973
Administrative Class
Shares sold	4,594	8,766	5	12
Shares issued due to reinvestment of distributions	664	856	5	—
Shares reacquired	(5,814)	(9,094)	(21)	(39)
Net increase/(decrease) in shares outstanding	(556)	528	(11)	(27)
Beginning of period	37,713	37,185	89	116
End of period	37,157	37,713	78	89
Investor Class
Shares sold	13,338	23,676	230	285
Shares issued due to reinvestment of distributions	1,221	1,361	98	—
Shares reacquired	(8,834)	(17,156)	(280)	(817)
Net increase/(decrease) in shares outstanding	5,725	7,881	48	(532)
Beginning of period	71,371	63,490	1,757	2,289
End of period	77,096	71,371	1,805	1,757

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)

$541	$1,390	$1,559	$2,198
—	—	—	—
331	741	505	—
(785)	(25,038)	(1,007)	(1,528)
$87	$(22,907)	$1,057	$670

$—	$—	$—	$50
—	—	—	—
24	9	11	—
—	—	—	—
$24	$9	$11	$50

$51	$34	$441	$2,893
—	—	—	—
45	19	91	—
(37)	(124)	(240)	(1,199)
$59	$(71)	$292	$1,694

85	233	84	127
55	134	29	—
(124)	(4,230)	(53)	(89)
16	(3,863)	60	38
936	4,799	905	867
952	936	965	905

—	—	—	3
4	2	—	—
—	—	—	—
4	2	—	3
69	67	21	18
73	69	21	21

8	6	24	168
8	3	5	—
(6)	(21)	(13)	(71)
10	(12)	16	97
139	151	179	82
149	139	195	179

35

Harbor International & Global Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010		2009		2008
	(Unaudited)
Net asset value beginning of period	$59.12		$56.19		$59.13	$51.72		$40.94		$79.46
Income from Investment Operations
Net investment income/(loss)	0.56	[a]	1.10	[a]	1.25 [a]	0.81	[a]	0.79	[a]	1.65 [a]
Net realized and unrealized gains/(losses) on investments	7.21		3.15		(3.32)	7.30		10.76		(36.09)
Total from investment operations	7.77		4.25		(2.07)	8.11		11.55		(34.44)
Less Distributions
Dividends from net investment income	(1.26)		(1.32)		(0.87)	(0.70)		(0.78)		(1.06)
Distributions from net realized capital gains[1]	—		—		—	—		—		(3.02)
Total distributions	(1.26)		(1.32)		(0.87)	(0.70)		(0.78)		(4.08)
Proceeds from redemption fees	—	*	—	*	— *	—	*	0.01		— *
Net asset value end of period	65.63		59.12		56.19	59.13		51.72		40.94
Net assets end of period (000s)	$36,115,505		$29,723,443		$25,562,291	$25,798,545		$20,163,806		$15,901,353
Ratios and Supplemental Data (%)
Total return	13.29%[b,c]		7.95%[b]		(3.57)%[b]	15.83%[b]		28.85%[b]		(45.43)%[b]
Ratio of total expenses to average net assets[2]	0.77	[d]	0.78		0.79	0.82		0.85		0.79
Ratio of net expenses to average net assets	0.75	[a,d]	0.77	[a]	0.77 [a]	0.79	[a]	0.83	[a]	0.79 [a]
Ratio of net investment income to average net assets	1.83	[a,d]	1.96	[a]	2.07 [a]	1.56	[a]	1.88	[a]	2.39 [a]
Portfolio turnover	3	[c]	11		12	14		22		17

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010		2009		2008
	(Unaudited)
Net asset value beginning of period	$11.60		$11.10		$11.98	$10.54		$8.21		$17.50
Income from Investment Operations
Net investment income/(loss)	0.36	[a]	0.44	[a]	0.06 [a]	0.09	[a]	0.09	[a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	1.06		0.06		(0.72)	1.45		2.33		(9.24)
Total from investment operations	1.42		0.50		(0.66)	1.54		2.42		(9.10)
Less Distributions
Dividends from net investment income	(0.70)		—		(0.22)	(0.10)		(0.09)		(0.19)
Distributions from net realized capital gains[1]	—		—		—	—		—		—
Total distributions	(0.70)		—		(0.22)	(0.10)		(0.09)		(0.19)
Proceeds from redemption fees	—	*	—	*	— *	—	*	—	*	— *
Net asset value end of period	12.32		11.60		11.10	11.98		10.54		8.21
Net assets end of period (000s)	$193,916		$324,404		$1,394,916	$1,774,192		$1,217,725		$814,515
Ratios and Supplemental Data (%)
Total return	12.78%[b,c]		4.50%[b]		(5.63)%[b]	14.76%[b]		29.90%[b]		(52.51)%[b]
Ratio of total expenses to average net assets[2]	0.94	[d]	0.87		0.87	0.90		0.92		0.90
Ratio of net expenses to average net assets	0.92	[a,d]	0.87	[a]	0.86 [a]	0.87	[a]	0.91	[a]	0.89 [a]
Ratio of net investment income to average net assets	1.63	[a,d]	1.22	[a]	0.61 [a]	0.97	[a]	1.15	[a]	1.39 [a]
Portfolio turnover	55	[c]	70		112	123		125		118

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class										Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31								6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010		2009		2008			2012		2011	2010		2009		2008
(Unaudited)										(Unaudited)
$58.63		$55.72		$58.67	$51.36		$40.66		$78.99	$58.42		$55.51		$58.44	$51.16		$40.46		$78.63

0.47	[a]	0.99	[a]	1.07 [a]	0.70	[a]	0.47	[a]	1.52 [a]	0.43	[a]	0.87	[a]	1.01 [a]	0.66	[a]	0.59	[a]	1.47 [a]
7.16		3.09		(3.27)	7.23		10.89		(35.90)	7.14		3.14		(3.27)	7.17		10.69		(35.77)
7.63		4.08		(2.20)	7.93		11.36		(34.38)	7.57		4.01		(2.26)	7.83		11.28		(34.30)

(1.11)		(1.17)		(0.75)	(0.62)		(0.67)		(0.93)	(1.05)		(1.10)		(0.67)	(0.55)		(0.59)		(0.85)
—		—		—	—		—		(3.02)	—		—		—	—		—		(3.02)
(1.11)		(1.17)		(0.75)	(0.62)		(0.67)		(3.95)	(1.05)		(1.10)		(0.67)	(0.55)		(0.59)		(3.87)
—	*	—	*	— *	—	*	0.01		— *	—	*	—	*	— *	—	*	0.01		— *
65.15		58.63		55.72	58.67		51.36		40.66	64.94		58.42		55.51	58.44		51.16		40.46
$2,420,894		$2,210,914		$2,071,762	$1,852,148		$1,408,061		$539,533	$5,006,870		$4,169,704		$3,524,376	$3,586,143		$2,916,107		$1,987,170

13.14%[b,c]		7.67%[b]		(3.82)%[b]	15.56%[b]		28.51%[b]		(45.56)%[b]	13.08%[b,c]		7.54%[b]		(3.93)%[b]	15.41%[b]		28.36%[b]		(45.63)%[b]
1.02	[d]	1.03		1.04	1.07		1.10		1.05	1.14	[d]	1.15		1.16	1.19		1.22		1.17
1.00	[a,d]	1.02	[a]	1.02 [a]	1.04	[a]	1.09	[a]	1.04 [a]	1.12	[a,d]	1.14	[a]	1.14 [a]	1.16	[a]	1.20	[a]	1.16 [a]
1.53	[a,d]	1.71	[a]	1.83 [a]	1.30	[a]	1.42	[a]	2.31 [a]	1.45	[a,d]	1.60	[a]	1.70 [a]	1.23	[a]	1.53	[a]	2.10 [a]
3	[c]	11		12	14		22		17	3	[c]	11		12	14		22		17

Administrative Class										Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31								6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010		2009		2008			2012		2011	2010		2009		2008
(Unaudited)										(Unaudited)
$11.52		$11.06		$11.94	$10.50		$8.18		$17.46	$11.50		$11.05		$11.94	$10.51		$8.17		$17.43

0.01	[a]	0.11	[a]	0.02 [a]	0.09	[a]	0.08	[a]	0.10 [a]	0.10	[a,g]	0.05	[a]	(0.18)[a,g]	0.06	[a]	0.05	[a]	0.13 [a]
1.39		0.35		(0.71)	1.43		2.32		(9.21)	1.29		0.40		(0.53)	1.45		2.34		(9.24)
1.40		0.46		(0.69)	1.52		2.40		(9.11)	1.39		0.45		(0.71)	1.51		2.39		(9.11)

(0.67)		—		(0.19)	(0.08)		(0.08)		(0.17)	(0.66)		—		(0.18)	(0.08)		(0.05)		(0.15)
—		—		—	—		—		—	—		—		—	—		—		—
(0.67)		—		(0.19)	(0.08)		(0.08)		(0.17)	(0.66)		—		(0.18)	(0.08)		(0.05)		(0.15)
—	*	—	*	—	—		—	*	— *	—	*	—	*	— *	—	*	—	*	— *
12.25		11.52		11.06	11.94		10.50		8.18	12.23		11.50		11.05	11.94		10.51		8.17
$957		$1,027		$1,287	$1,684		$1,702		$1,122	$22,083		$20,203		$25,291	$69,935		$58,499		$34,373

12.63%[b,c]		4.16%[b]		(5.90)%[b]	14.56%[b]		29.59%[b]		(52.65)%[b]	12.52%[b,c]		4.07%[b]		(6.04)%[b]	14.40%[b]		29.38%[b]		(52.67)%[b]
1.19	[d]	1.12		1.12	1.15		1.17		1.14	1.31	[d]	1.24		1.25	1.27		1.29		1.27
1.17	[a,d]	1.12	[a]	1.11 [a]	1.13	[a]	1.16	[a]	1.14 [a]	1.29	[a,d]	1.24	[a]	1.23 [a]	1.25	[a]	1.27	[a]	1.26 [a]
1.31	[a,d]	0.90	[a]	0.34 [a]	0.72	[a]	0.91	[a]	1.02 [a]	1.20	[a,d]	0.80	[a]	0.12 [a]	0.59	[a]	0.75	[a]	1.10 [a]
55	[c]	70		112	123		125		118	55	[c]	70		112	123		125		118

37

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012[e]		2011	2010		2009		2008
	(Unaudited)
Net asset value beginning of period	$6.16		$6.16		$6.74	$6.05		$5.15		$11.08
Income from Investment Operations
Net investment income/(loss)	0.07	[a]	0.39	[a]	0.15 [a]	0.07	[a]	0.12	[a]	0.22 [a]
Net realized and unrealized gains/(losses) on investments	0.77		(0.23)		(0.66)	0.68		1.18		(5.99)
Total from investment operations	0.84		0.16		(0.51)	0.75		1.30		(5.77)
Less Distributions
Dividends from net investment income	(0.36)		(0.16)		(0.07)	(0.06)		(0.40)		(0.14)
Distributions from net realized capital gains[1]	—		—		—	—		—		(0.02)
Total distributions	(0.36)		(0.16)		(0.07)	(0.06)		(0.40)		(0.16)
Proceeds from redemption fees	—	*	—	*	— *	—	*	—	*	— *
Net asset value end of period	6.64		6.16		6.16	6.74		6.05		5.15
Net assets end of period (000s)	$6,317		$5,759		$29,566	$54,853		$53,982		$46,616
Ratios and Supplemental Data (%)
Total return	14.21%[b,c]		2.82%[b]		(7.67)%[b]	12.40%[b]		28.24%[b]		(52.76)%[b]
Ratio of total expenses to average net assets[2]	2.03	[d]	1.64		1.18	1.18		1.21		1.08
Ratio of net expenses to average net assets	0.90	[a,d]	0.98	[a]	1.00 [a]	1.00	[a]	1.00	[a]	1.00 [a]
Ratio of net investment income to average net assets	2.18	[a,d]	2.05	[a]	1.47 [a]	1.04	[a]	0.94	[a]	2.45 [a]
Portfolio turnover	27	[c]	132		44	51		72		33

HARBOR GLOBAL GROWTH FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010	2009[f]
	(Unaudited)
Net asset value beginning of period	$17.99		$15.88		$18.07	$15.61	$10.00
Income from Investment Operations
Net investment income/(loss)	0.09	[a]	0.06	[a]	0.07 [a]	0.01 [a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	2.63		2.05		(0.30)	3.71	5.58
Total from investment operations	2.72		2.11		(0.23)	3.72	5.61
Less Distributions
Dividends from net investment income	(0.06)		—		(0.16)	(0.09)	—
Distributions from net realized capital gains[1]	(0.49)		—		(1.81)	(1.17)	—
Total distributions	(0.55)		—		(1.97)	(1.26)	—
Proceeds from redemption fees	—	*	—	*	0.01	— *	—
Net asset value end of period	20.16		17.99		15.88	18.07	15.61
Net assets end of period (000s)	$19,450		$16,290		$13,772	$9,578	$6,142
Ratios and Supplemental Data (%)
Total return	15.50%[b,c]		13.29%[b]		(2.02)%[b]	25.30%[b]	56.10%[b,c]
Ratio of total expenses to average net assets[2]	1.31	[d]	1.60		1.68	2.28	5.48	[d]
Ratio of net expenses to average net assets	0.90	[a,d]	0.96	[a]	1.00 [a]	1.00 [a]	1.00	[a,d]
Ratio of net investment income to average net assets	1.04	[a,d]	0.39	[a]	(0.01)[a]	(0.06)[a]	0.48	[a,d]
Portfolio turnover	71	[c]	91		107	118	81	[c]

See page 40 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class										Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31								6-Month Period Ended April 30, 2013		Year Ended October 31
		2012[e]		2011	2010		2009		2008			2012[e]		2011	2010		2009		2008
(Unaudited)										(Unaudited)
$6.17		$6.17		$6.75	$6.06		$5.14		$11.05	$6.15		$6.16		$6.73	$6.04		$5.13		$11.04

0.07	[a]	0.11	[a]	0.09 [a]	0.06	[a]	0.05	[a]	0.24 [a]	0.08	[a,g]	0.11	[a]	0.09 [a]	0.05	[a]	0.03	[a]	0.23 [a]
0.76		0.03		(0.62)	0.67		1.25		(6.03)	0.76		0.01		(0.61)	0.68		1.25		(6.02)
0.83		0.14		(0.53)	0.73		1.30		(5.79)	0.84		0.12		(0.52)	0.73		1.28		(5.79)

(0.34)		(0.14)		(0.05)	(0.04)		(0.38)		(0.10)	(0.34)		(0.13)		(0.05)	(0.04)		(0.37)		(0.10)
—		—		—	—		—		(0.02)	—		—		—	—		—		(0.02)
(0.34)		(0.14)		(0.05)	(0.04)		(0.38)		(0.12)	(0.34)		(0.13)		(0.05)	(0.04)		(0.37)		(0.12)
—	*	—	*	— *	—	*	—	*	— *	—	*	—	*	— *	—	*	—	*	— *
6.66		6.17		6.17	6.75		6.06		5.14	6.65		6.15		6.16	6.73		6.04		5.13
$485		$425		$415	$467		$452		$537	$992		$858		$930	$991		$947		$708

14.07%[b,c]		2.50%[b]		(7.88)%[b]	12.10%[b]		28.04%[b]		(52.90)%[b]	14.11%[b,c]		2.20%[b]		(7.86)%[b]	12.07%[b]		27.57%[b]		(52.97)%[b]
2.28	[d]	1.89		1.43	1.43		1.44		1.33	2.40	[d]	2.01		1.55	1.55		1.58		1.45
1.15	[a,d]	1.21	[a]	1.25 [a]	1.25	[a]	1.25	[a]	1.25 [a]	1.27	[a,d]	1.33	[a]	1.37 [a]	1.37	[a]	1.37	[a]	1.37 [a]
1.94	[a,d]	1.76	[a]	1.32 [a]	0.81	[a]	0.62	[a]	2.28 [a]	1.82	[a,d]	1.64	[a]	1.21 [a]	0.70	[a]	0.52	[a]	2.11 [a]
27	[c]	132		44	51		72		33	27	[c]	132		44	51		72		33

Administrative Class								Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31						6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010	2009[f]				2012	2011	2010	2009[f]
(Unaudited)								(Unaudited)
$17.90		$15.83		$18.03	$15.59	$10.00		$17.83		$15.80	$17.99	$15.57	$10.00

0.07	[a]	0.03	[a]	(0.02)[a]	(0.05)[a]	0.03	[a]	0.06	[a]	(0.01)[a]	0.07 [a,g]	(0.06)[a]	—	[a]
2.62		2.04		(0.25)	3.72	5.56		2.60		2.04	(0.36)	3.70	5.57
2.69		2.07		(0.27)	3.67	5.59		2.66		2.03	(0.29)	3.64	5.57

(0.02)		—		(0.12)	(0.06)	—		(0.01)		—	(0.10)	(0.05)	—
(0.49)		—		(1.81)	(1.17)	—		(0.49)		—	(1.81)	(1.17)	—
(0.51)		—		(1.93)	(1.23)	—		(0.50)		—	(1.91)	(1.22)	—
—	*	—	*	—	—	—		—	*	— *	0.01	—	—
20.08		17.90		15.83	18.03	15.59		19.99		17.83	15.80	17.99	15.57
$429		$371		$285	$292	$240		$3,897		$3,189	$1,294	$592	$464

15.38%[b,c]		13.08%[b]		(2.32)%[b]	24.96%[b]	55.90%[b,c]		15.29%[b,c]		12.85%[b]	(2.36)%[b]	24.82%[b]	55.70%[b,c]
1.56	[d]	1.85		1.93	2.54	5.89	[d]	1.68	[d]	1.98	2.06	2.66	5.93	[d]
1.15	[a,d]	1.21	[a]	1.25 [a]	1.25 [a]	1.25	[a,d]	1.27	[a,d]	1.30 [a]	1.37 [a]	1.37 [a]	1.37	[a,d]
0.79	[a,d]	0.14	[a]	(0.27)[a]	(0.31)[a]	0.29	[a,d]	0.68	[a,d]	(0.01)[a]	(0.39)[a]	(0.39)[a]	0.04	[a,d]
71	[c]	91		107	118	81	[c]	71	[c]	91	107	118	81	[c]

39

Harbor International & Global Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 of the accompanying Notes to Financial Statements.)

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	Effective May 25, 2012, Harbor Global Value Fund appointed Causeway Capital Management LLC as its Subadviser.

f	For the period March 1, 2009 (inception) through October 31, 2009.

g	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and purchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the Financial Statements.

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2013 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor International Fund, Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Global Value Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value. Securities that are valued at amortized cost are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

U.S. Government Securities

U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund (except Harbor International Fund) entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor International Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

U.S. dollars at the time the contract was opened. During the period, Harbor International Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor International Growth Fund and Harbor Global Growth Fund purchased option contracts to manage their exposure to equity prices. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2013 are as follows:

	Purchases	Sales
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$4,090,390	$1,269,919
Harbor International Growth Fund	127,412	233,089
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$1,996	$1,928
Harbor Global Growth Fund	15,056	14,571

Securities Lending

Each Fund may engage in securities lending, whereby a Fund lends its securities to financial institutions in order to increase its income. During the period, Harbor International Fund engaged in securities lending. Securities loans are required to be secured at all times during the term of the loan by cash collateral that is at least equal to the market value of the loaned securities determined at the close of the Fund’s business day. Any additional collateral that may be required to secure the loan is delivered to the Fund the next business day. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio, which is a money market mutual fund that seeks to provide income while maintaining a stable share price of $1. There is no assurance that the State Street Navigator Securities Lending Prime Portfolio will maintain a stable share price and the Fund is subject to the risk of loss on the cash collateral invested. This collateral is recognized in the Statement of Assets and Liabilities. During the term of the loan, the Fund will continue to receive any interest or dividends, or amounts equivalent thereto, on the loaned securities, in addition to receiving a fee from the borrower or earning interest on the investment of the cash collateral. The Fund may pay reasonable fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. Securities lending income is disclosed as such in the Statement of Operations. Securities loans may be terminated at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities that are identical to the loaned securities. Should the borrower of the securities fail financially, the Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned and the risk that the market value of the collateral falls below the market value of the securities on loan at the time of default by the borrower. The market value at April 30, 2013 of securities loaned and related collateral for Harbor International Fund was $5,106,724 and $5,291,023, respectively.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. In the summer of 2013,

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Rabobank Nederland is expected to sell 90.00001% of its shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.67%
Harbor International Growth Fund	0.75		0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		0.75%
Harbor Global Growth Fund	0.85		0.75

a	The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. The Adviser has contractually agreed to reduce the management fee to 0.63% on assets between $24 billion and $36 billion, and to 0.58% on assets over $36 billion through February 28, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each of Harbor Global Value Fund and Harbor Global Growth Fund limiting the total expenses for each Fund to 0.90%, 1.15%, and 1.27% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2014. Effective May 21, 2013, Harbor Capital has entered into a contractual expense limitation agreement with Harbor International Growth Fund limiting the total expenses for the Fund to 0.85%, 1.10%, and 1.22% for the Institutional Class, Administrative Class, and Investor Class, respectively. This agreement is effective through May 20, 2014. Effective March 1, 2013 through May 20, 2013, Harbor Capital had in place a contractual expense limitation agreement with Harbor International Growth Fund limiting the total expenses for the Fund to 0.95%, 1.20%, and 1.32%. That agreement was effective through February 28, 2014, but was replaced by the agreement effective May 21, 2013. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	15,506	1	4	15,511	0.0%
Harbor International Growth Fund	23,024	3	7	23,034	0.0
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	42,043	72,537	72,139	186,719	0.2%
Harbor Global Growth Fund	347,583	18,546	18,526	384,655	0.3

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all International & Global Funds totaled $361 for the six-month period ended April 30, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact will be a liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

48

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

Effective March 1, 2013, a redemption fee is no longer charged on shares of each Fund. Prior to March 1, 2013, a 2% redemption fee was charged on shares of each Fund that were redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2012 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$572
Harbor International Growth Fund	4
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—
Harbor Global Growth Fund	—

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2013 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$35,276,318	$13,785,458	$(539,297)	$13,246,161
Harbor International Growth Fund*	181,458	33,907	(885)	33,022
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$6,893	$1,112	$(239)	$873
Harbor Global Growth Fund	19,467	4,099	(66)	4,033

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2— Significant Accounting Policies.

Each Fund’s derivative instruments as of the six-month period ended April 30, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

As of April 30, 2013, there are no outstanding derivatives in any of the Funds.

49

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES —Continued

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2013 were:

HARBOR INTERNATIONAL GROWTH FUND

Net Realized Gain/(Loss) on Derivatives	Equity Contracts
Investments (Options Contracts - Purchased)	$1

HARBOR GLOBAL VALUE FUND

Net Realized Gain/(Loss) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$(14)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Foreign Exchange Contracts
Forward Currency Contracts	$9

NOTE 7—SUBSEQUENT EVENTS

The Harbor Funds Board of Trustees, on behalf of Harbor International Growth Fund, has appointed Baillie Gifford Overseas Limited (“Baillie Gifford”), a registered investment adviser, to serve as the Fund’s subadviser effective May 21, 2013. Baillie Gifford replaces Marsico Capital Management, LLC as subadviser to Harbor International Growth Fund. Gerard Callahan, Iain Campbell, Joe Faraday, CFA and Paul Faulkner, CFA are the portfolio managers of the Fund.

50

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor International Fund
Institutional Class	0.75%
Actual		$3.97	$1,000	$1,132.90
Hypothetical (5% return)		3.76	1,000	1,020.98
Administrative Class	1.00%
Actual		$5.29	$1,000	$1,131.40
Hypothetical (5% return)		5.01	1,000	1,019.71
Investor Class	1.12%
Actual		$5.91	$1,000	$1,130.80
Hypothetical (5% return)		5.61	1,000	1,019.10
Harbor International Growth Fund
Institutional Class	0.92%
Actual		$4.85	$1,000	$1,127.80
Hypothetical (5% return)		4.61	1,000	1,020.12
Administrative Class	1.17%
Actual		$6.17	$1,000	$1,126.30
Hypothetical (5% return)		5.86	1,000	1,018.85
Investor Class	1.29%
Actual		$6.80	$1,000	$1,125.20
Hypothetical (5% return)		6.46	1,000	1,018.24

51

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Global Value Fund
Institutional Class	0.90%
Actual		$4.78	$1,000	$1,142.10
Hypothetical (5% return)		4.51	1,000	1,020.22
Administrative Class	1.15%
Actual		$6.10	$1,000	$1,140.70
Hypothetical (5% return)		5.76	1,000	1,018.95
Investor Class	1.27%
Actual		$6.74	$1,000	$1,141.10
Hypothetical (5% return)		6.36	1,000	1,018.34
Harbor Global Growth Fund
Institutional Class	0.90%
Actual		$4.81	$1,000	$1,155.00
Hypothetical (5% return)		5.01	1,000	1,019.71
Administrative Class	1.15%
Actual		$6.14	$1,000	$1,153.80
Hypothetical (5% return)		6.26	1,000	1,018.44
Investor Class	1.27%
Actual		$6.78	$1,000	$1,152.90
Hypothetical (5% return)		6.85	1,000	1,017.83
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

52

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE INTERNATIONAL & GLOBAL FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately. During the six-month period ended April 30, 2013, the Board of Trustees reviewed and approved the Funds’ advisory and subadvisory agreements at two separate Board meetings: (i) a regular in-person meeting held on February 10-12, 2013 when the Board conducted its annual review of the Funds’ existing agreements; and (ii) a special in-person meeting held on March 25-26, 2013 when the Board reviewed new agreements for each Fund in connection with the proposed sale of Robeco Groep N.V., Harbor Capital’s parent company.

FEBRUARY ANNUAL MEETING

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor International Fund, Harbor International Growth Fund and Harbor Global Growth Fund. The Trustees also considered and approved the continuation of Harbor Global Value Fund’s Investment Advisory Agreement with the Adviser and considered, but did not approve, the continuation of the Fund’s Subadvisory Agreement with its Subadviser, as the Fund’s Subadvisory Agreement was approved for an initial two-year term in May 2012.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and, except with respect to Harbor Global Value Fund, Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

54

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor International Growth Fund and Harbor Global Growth Fund and the Subadviser for Harbor Global Value Fund. The Trustees had received presentations by investment professionals from the Subadvisers for Harbor International Fund (as well as Harbor International Growth Fund, Harbor Global Growth Fund and Harbor Global Value Fund) at meetings of the Board of Trustees held in 2012. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

55

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Harbor International Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe median for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund also outperformed its Lipper group median for the one-, three-, four- and five-year periods ended December 31, 2012, while performing at its Lipper group median for the two-year period ended December 31, 2012. The Morningstar data presented showed that each of the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the first quartile. The Trustees also considered the longer-term record showing the Fund had outperformed its benchmark, the MSCI EAFE (ND) Index, for the one-, three-, five-, ten-, fifteen-, twenty- and twenty-five-year periods ended December 31, 2012.

The Trustees discussed the expertise of Northern Cross, LLC, the Fund’s subadviser, in managing assets, noting that it manages assets only in the international asset class. The Fund represents $38.6 billion of Northern Cross, LLC’s total firm assets under management of $43.7 billion. The Trustees noted that the four principals of Northern Cross, LLC, who serve as co-portfolio managers of the Fund, also have considerable experience with foreign markets and had each worked with Mr. Hakan Castegren, the Fund’s former portfolio manager, for a number of years.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $36.05 billion, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratios for the Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor International Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor International Growth Fund (inception date November 1, 1993), the Trustees observed that the Fund’s Institutional Class performance was below its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Trustees noted that, according to Morningstar, the Fund was ranked in the third, fourth and fourth quartiles for the one-, three- and five-year rolling return periods, respectively, ended December 31, 2012. The Trustees noted that the Fund had outperformed its benchmark, the MSCI EAFE Growth (ND) Index, for the one-year period ended December 31, 2012, but had underperformed its benchmark for the three-, five-, ten- and fifteen-year periods ended December 31, 2012.

The Trustees discussed the expertise of Marsico Capital Management, LLC (“Marsico”), the Fund’s subadviser, in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $2.8 billion in assets in this asset class, out of a firm-wide total of approximately $26.8 billion in assets under management. The Trustees also noted the experience of the portfolio managers in this asset class. The Trustees noted their concern regarding the Fund’s recent underperformance, and that the Adviser indicated it has been closely monitoring the Fund to assess its ability to generate substantially improved performance in the future. The Trustees further noted that the Adviser would revert to the Board with the results of its assessment and any plan deemed prudent to seek to improve the Fund’s performance.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $375 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratios for the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Global Value Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for Harbor Global Value Fund (inception date August 7, 2006), the Trustees noted the Fund’s Institutional Class underperformance in relation to its Lipper group median for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund also underperformed its Lipper universe median for the two-, three-, four- and five-year periods ended December 31, 2012, but outperformed its Lipper universe median for the one-year period ended December 31, 2012. The Morningstar data presented showed that the Fund’s one-, three- and five-year rolling returns ranked in the third, fourth and fourth quartiles, respectively, for the period ended December 31, 2012. The Trustees also considered the record showing that the Fund had underperformed its benchmark, the MSCI World (ND) Index, for the one-, three- and five-year periods ended December 31, 2012. Additionally, the Trustees noted that the Fund has recently changed subadvisers, engaging Causeway Capital Management LLC (“Causeway”) in May of 2012.

56

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of Causeway, the Fund’s subadviser, in managing assets generally and in the global value asset class specifically, noting that Causeway manages assets in the global asset class that constitute approximately $1 billion of the $16.2 billion in total assets under management for the firm. The Trustees also discussed the significant experience of the portfolio managers.

The Trustees observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating this Fund was negative.

Harbor Global Growth Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Global Growth Fund (inception date March 1, 2009), the Trustees observed that the Fund’s Institutional Class performance was above its Lipper group median for the one-, two- and three-year and since inception periods ended December 31, 2012. The Fund outperformed its Lipper universe median for the one-, two- and three-year and since inception periods ended December 31, 2012. The Morningstar data presented showed that the Fund’s one- and three-year rolling returns ranked in the first quartile for the period ended December 31, 2012. The Trustees noted that the Fund had outperformed its benchmark, the MSCI All Country World Index, for the one- and three-year periods ended December 31, 2012. The Trustees also noted the relatively short time period since the Fund’s inception.

The Trustees discussed the expertise of Marsico, the Fund’s subadviser, in managing assets generally and in the global asset class specifically, noting that Marsico managed approximately $188 million in assets in this asset class, out of a firm-wide total of approximately $26.8 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class.

The Trustees noted that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratios for each of the Fund’s Institutional Class was below the group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees

57

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

*  *  *

MARCH SPECIAL MEETING

At a special in-person meeting of the Board of Trustees held on March 25 and 26, 2013, (the “Special Meeting”), the Trustees considered and approved for each Fund a new Investment Advisory Agreement with the Adviser in light of the proposed sale of 90.00001% of the outstanding securities of Robeco Groep N.V., the Adviser’s parent company, from Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (the “Transaction”).

The Trustees concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this consideration, the Trustees noted that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Trustees also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

In evaluating each new Investment Advisory Agreement in light of the Transaction, the Trustees considered, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. The Trustees noted that a substantial portion of their review of these general topics had been conducted as part of, and in conjunction with, the Trustees’ annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Trustees held on February 10-12, 2013. The Trustees noted that during the review process that led to their approval of the existing advisory agreements on February 10-12, 2013, the Trustees had been aware that they likely would be asked in the very near future to consider approval of the new advisory agreements to go into effect following ORIX’s acquisition of Robeco.

The Trustees noted that on February 10-12, 2013, they had concluded, in light of all factors considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements and the various fee waiver and expense limitation arrangements were fair and reasonable. Among other factors, the Trustees noted that they had considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to the Adviser and their affiliates and third party subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to each Fund. A full discussion of the Trustees’ considerations at its February 10-12, 2013 meeting precedes this discussion.

The Trustees then considered their conclusions in connection with their February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Trustees’ general satisfaction with the nature and quality of services being provided. The Trustees further considered assurances from the Adviser that it was aware of no additional developments unrelated to the transaction and not already disclosed to the Trustees since February 10-12, 2013 that would be a material consideration to the Trustees in connection with their consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Trustees focused their review on, and requested and evaluated other information relating to, the potential impact of the transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. The Trustees took into account that, commencing in June of 2012, it had made ongoing inquiries to, and received regular updates from, the Adviser and Robeco relating to the transaction.

58

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

The Trustees noted that, between November 2012 and the Special Meeting, the Trustees had accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed transaction and related matters. The Trustees noted that this analysis focused on, among other matters, the expectations for continuity and stability of the Adviser throughout implementation of the transaction and thereafter. In this connection, the Trustees noted that they generally had been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and had decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Trustees carefully considered the Adviser’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in their due diligence process, the following actions were taken and considered by, or on behalf of, the Trustees:

1.	The Independent Trustees solicited and received ongoing advice regarding the Trustees’ legal duties from independent legal counsel for such Trustees, which counsel has extensive experience regarding such matters.

2.	The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3.	The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both the Adviser and ORIX regarding the transaction, including details regarding each entity’s anticipated business plan for continuing operations after the transaction.

4.	The Trustees received and evaluated written responses from the Adviser and ORIX pursuant to inquiries made on the Trustees’ behalf. The Trustees requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at the Adviser, including its Chief Executive Officer, as well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.	The Independent Trustees and the Trustees had received at this meeting a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and the Adviser, and considered input from legal counsel.

6.	At the Special Meeting, the Independent Trustees had requested and received assurances that: (i) the Adviser and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) the Adviser and the subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of, or the principal investment strategies used to manage, any of the Funds. In this regard, the Trustees considered representations by the Adviser and its affiliates that Robeco’s ownership by ORIX as contemplated by the transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.	At the Special Meeting, the Trustees also requested and received written undertakings relating to certain financial resources to be available to the Adviser and the Funds following the closing of the transaction. Specifically, these undertakings related to: (i) the Adviser’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within the Adviser.

8.	The Trustees considered representations by the Adviser and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

9.	The Trustees considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

59

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

10.	The Trustees considered that the Adviser, Rabobank and ORIX and their affiliates have agreed to bear the expenses associated with obtaining Trustee and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the transaction.

11.	The Trustees considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

12.	The Trustees considered acknowledgements from ORIX and Robeco of the importance of the Adviser continuing to be able to operate independently and in the interests of Fund shareholders.

13.	The Trustees considered the potential benefits that may be realized by the Adviser and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.	The Trustees considered that, if shareholders approve the new advisory agreements, the Trustees currently expect to continue to conduct a formal annual contracts review and renewal process consistent with the process they would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Trustees would not legally be required to review or renew those contracts until 2015. However, the Trustees currently intend to conduct annual reviews of such contracts, and the Adviser has consented to this process. If the Trustees conduct their future annual reviews in accordance with their customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Trustees emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and their affiliates to comply with their undertakings to the Trustees and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in their view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

The Trustees also considered and approved a new Subadvisory Agreement with each Fund’s Subadviser with respect to Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund. The Trustees noted that they had recently considered and, except with respect to Harbor Global Value Fund, which was approved for an initial two-year term in May 2012, approved the continuation of the Funds’ existing subadvisory agreements at their in-person meeting on February 10-12, 2013 and that there were no differences between the Funds’ existing subadvisory agreements and the proposed new Subadvisory Agreements other than the date of each agreement.

60

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002) and Director of Tower Development Corporation (cell tower developer) (2009-present).	28	Director of FiberTower Corperation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Tresurer (2007-2012), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

61

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins, CFA (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street 20th Floor Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

62

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

63

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

64

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

65

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

66

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

67

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary & AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.IG.0413

Semi-Annual Report

April 30, 2013

Strategic Markets Funds

	Institutional Class	Administrative Class

Harbor Commodity Real Return Strategy Fund	HACMX	HCMRX

Harbor Unconstrained Bond Fund	HAUBX	HRUBX

This document must be preceded or accompanied by a Prospectus.

Harbor Strategic Markets Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses and are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Unannualized Total Return 6 Months Ended April 30, 2013
	Institutional Class	Administrative Class
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund	-5.39%	-5.50%
Harbor Unconstrained Bond Fund	3.21	3.11

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2013
Dow Jones-UBS Commodity Total ReturnSM (commodities)	-6.34%
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity	0.16
Barclays U.S. Aggregate Bond Index (domestic bonds)	0.90

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009*	2010*	2011*	2012*	2013[b]
HARBOR STRATEGIC MARKETS FUNDS
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%	0.94%	0.94%	0.94%	0.94%	1.05%
Administrative Class	1.19	1.19	1.19	1.19	1.19	1.29
Harbor Unconstrained Bond Fund
Institutional Class	N/A	1.05%[a]	1.05%	1.05%	1.05%	1.03%
Administrative Class	N/A	1.30 [a]	1.30	1.30	1.30	1.22

*	Audited.

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)

2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2013 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; and Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans.

a	Annualized for the period April 1, 2010 (inception) through October 31, 2010.

b	Unaudited annualized figures for the six-month period ended April 30, 2013.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Commodity markets retreated in the fiscal first half ended April 30, 2013, over concerns about the modest pace of economic growth, particularly in China. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a -6.34% return.

Intermediate-term bonds managed positive results in the first six months of the fiscal year. Fixed income investors watched closely for indications of how the Federal Reserve would respond to signs of improving yet modest economic growth and whether the Fed would begin reducing its accommodative stance sooner than may have been expected. Returns of U.S. Treasury securities lagged those of other fixed income sectors as some investors showed a willingness to accept higher levels of risk in their search for additional yield. The broad U.S. taxable bond market advanced 0.90%, while high-yield bonds had returns in the mid-single digits. Money market returns stayed near zero as the Federal Reserve continued to hold short-term rates at historically low levels.

Harbor Strategic Markets Funds

Both funds in the strategic markets group outperformed their respective benchmarks for the first half of fiscal 2013. In a generally weak market for commodities, Harbor Commodity Real Return Strategy Fund (Institutional Class) posted a -5.39% return, 95 basis points, or 0.95 percentage point, better than the return of its Dow Jones-UBS Commodity Index Total ReturnSM benchmark.

Harbor Unconstrained Bond Fund (Institutional Class) generated a return of 3.21%, outperforming the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index by 305 basis points and the Barclays U.S. Aggregate Bond Index by 231 points.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each strategic markets fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2013
	Unannualized		Annualized
Strategic Markets	6 Months	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	-8.28%	3.45%	N/A

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	15.38%	17.28%	5.87%	8.81%	10.45%
S&P 500 Index (large cap stocks)	14.42	16.89	5.21	7.88	10.62
Russell Midcap® Index (mid cap stocks)	18.90	19.20	7.24	11.63	11.98
Russell 2000® Index (small cap stocks)	16.58	17.69	7.27	10.47	9.12
Russell 3000® Growth Index	13.93	12.83	6.75	8.26	9.33
Russell 3000® Value Index	16.33	21.64	4.36	8.56	11.19

International & Global
MSCI EAFE (ND) Index (foreign stocks)	16.90%	19.39%	-0.93%	9.23%	9.48%
MSCI World (ND) Index (global stocks)	14.67	16.70	1.81	8.29	9.30
MSCI EM Index (emerging markets)	5.29	3.97	-0.33	16.14	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	7.26%	14.04%	10.83%	9.52%	N/A
Barclays U.S. Aggregate Bond Index (domestic bonds)	0.90	3.68	5.72	5.04	7.92%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.06	0.12	0.33	1.75	4.58

Domestic Equity and International Equity

U.S. equities had strong returns for the fiscal first half. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 15.38%, as indications of continued modest economic improvement, the ongoing support from the Federal Reserve and the accommodative stances of central banks in many developed countries created a favorable environment for equities.

2

Developed equity markets outside the U.S. had a good fiscal first half as measured by the MSCI EAFE (ND) Index, which had a return of 16.90%. (All international and global returns are in U.S. dollars.) Japan’s accommodative policies to stimulate its economy led to sharply higher Japanese share prices. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 14.67%. Emerging markets gained 5.29%.

Harbor Funds Proxy

During the fiscal first half, it was announced that ORIX Corporation would purchase over 90% of Robeco Groep, N.V. (“Robeco”), the parent company of Harbor Capital Advisors, the adviser to Harbor Funds. Robeco has owned Harbor Capital Advisors since 2001. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), which has owned 100% of Robeco, will own slightly less than 10% of Robeco following the transaction.

Harbor Funds shareholders were asked to approve new advisory agreements between Harbor Capital Advisors and Harbor Funds because the previous advisory agreements terminate as a result of the transaction. During the fiscal first half, Harbor Funds sent all shareholders a proxy statement requesting votes on new advisory agreements between Harbor Capital Advisors and Harbor Funds. Shareholders were also asked to approve an amendment to the Declaration of Trust for Harbor Funds to help modernize the principal governing document of the fund family.

The transaction is expected to close about July 1, 2013. We do not believe the transaction will have any material effect on Harbor Capital Advisors or Harbor Funds.

We appreciate shareholders exercising their rights in governing Harbor Funds by reviewing the proxy statement and voting on the two proposals.

Disciplined Investing

The developed global equity markets performed well in the fiscal first half with domestic equities achieving very strong double-digit returns. The S&P 500 Index reached new highs in the first six months—and moved higher still after the close of the fiscal half-year on April 30.

In late May, the equity and bond markets reacted to comments from the Federal Reserve suggesting that the stimulus provided by the Fed’s bond buying program could be reduced sooner than many investors had expected. Concerns over such tapering of the stimulus program caused both equity and bond markets to decline and become more volatile.

In the short term, it is never possible to predict with certainty the direction of the equity and fixed income markets. Given the always uncertain environment, investors are encouraged to maintain a long-term perspective and a disciplined approach to investing, using a diversified asset allocation of equities, fixed income and cash that is consistent with their tolerance for risk.

Harbor Funds offers a variety of actively-managed funds to create a diversified portfolio to help investors achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 28, 2013

David G. Van Hooser

Chairman

3

[THIS PAGE INTENTIONALLY LEFT BLANK]

4

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception in 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management

PRINCIPAL STYLE

CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments

Mihir Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

While the six months ended April 30 saw a variety of volatile developments around the world, including the U.S. fiscal cliff deal, the U.S. budget sequester, inconclusive Italian elections, and the Cyprus bailout, financial markets generally discounted these issues. Stock markets registered strong returns, with some equity benchmarks reaching all-time highs.

Globally, both equity and fixed income spread markets have responded positively to central bank liquidity. In our view, however, the economies themselves have not yet fully benefited from higher liquidity. A spotlight amid sluggish growth prospects is recovery in the U.S. housing market; this has driven U.S. growth and is working to offset the drag from fiscal policy. However, an effective hand-off from policy makers to the private sector has not yet occurred in the U.S. or globally. Interest rates rose initially in the first half of fiscal 2013 due to a number of seasonal factors, with longer-dated rates rising more than intermediate rates. However, by the end of the period, rates had stabilized and started to come down. The benchmark 10-year U.S. Treasury note yield closed the latest six months at 1.67%, 2 basis points, or 0.02 percentage point, lower than the start of the fiscal half-year. The Treasury yield curve grew flatter as long-term yields fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasury securities. Corporate bonds outpaced Treasurys on supportive technical data and improving balance sheet ratios. From a relative standpoint, the Financial sector outperformed the broader corporate sector. Returns of U.S. agency mortgage-backed securities trailed Treasurys on a like-duration basis; however, non-agency mortgages outperformed like-duration Treasurys as the sector continued to benefit from signs of a bottom in housing as well as positive supply data. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the European Central Bank. Build America Bonds posted positive absolute returns; demand for these securities remained strong as they continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, posted a negative return of -6.34% for the first half of fiscal 2013 amid rising uncertainty over growth prospects around the world. U.S. Treasury Inflation-Protected Securities (TIPS) gained 0.25%, as measured by the Barclays U.S. TIPS Index. Breakeven inflation levels (i.e., the difference between nominal and real yields) narrowed during the latest six months, with the breakeven for 10-year notes narrowing 16 basis points, or 0.16 percentage point.

PERFORMANCE

Harbor Commodity Real Return Strategy Fund ended the fiscal half-year in negative territory but outperformed the Dow Jones-UBS Commodity Index Total ReturnSM benchmark. The Fund returned -5.39% (Institutional Class) and -5.50% (Administrative Class), compared with the index return of -6.34%.

The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities. Implementation of commodity structural strategies helped performance for the fiscal half-year through active management. Other factors bolstering returns included the following strategies.

•	Modest exposure to the Mexican peso, as it appreciated versus the U.S. dollar.

5

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	91.6%
Italy Buoni Poliennali Del Tesoro	1.4%
Canadian Government	1.2%
Australian Government	0.8%
New South Wales Treasury Corp.	0.8%
Citibank Omni Master Trust	0.7%
BPCE SA	0.6%
Commercial Industrial Finance Corp.	0.6%
First Franklin Mortgage Loan Asset Backed Certificates	0.6%
Intesa Sanpaolo SpA	0.6%

•	An allocation to non-agency mortgages, which benefited from the ongoing U.S. housing recovery.

The following strategies were negative or neutral for returns:

•	The use of TIPS collateral, which underperformed Treasury bills as breakeven inflation levels narrowed.

•	Modest duration exposure to higher-quality emerging market countries, such as Brazil, as rates rose.

OUTLOOK AND STRATEGY

Once again, central bank actions, combined with slowly improving fundamentals, drove financial asset valuations higher during the first quarter of calendar 2013. We are continuing to implement risk-reduction strategies as we believe that most asset classes remain fully valued and dependent upon continued fiscal and monetary support. While risks remain skewed to the downside, we retain our broad defensive positioning with a focus on yield derived from high-quality sources and active management.

With respect to portfolio strategy, we plan to:

•	Invest in select commodity strategies:

•	West Texas Intermediate crude oil versus Brent; as significant pipeline capacity comes online in 2013 to move WTI crude out of Cushing, Oklahoma, we expect the two oil prices to converge.

•

Short natural gas spreads; near-term prices appear high relative to levels warranted by the expected record-high post-winter inventory levels, while production growth is not expected to keep pace with longer-term demand.

•	Overweight platinum vs. gold; we do not expect platinum to continue trading at a discount to gold given its industrial use and small supply relative to gold.

•	Short corn spreads; we expect relatively high corn prices to encourage additional planting, resulting in a larger fall harvest that could push prices lower.

•

Target a slight overweight to duration while emphasizing high-quality duration in countries with healthier balance sheets and independent monetary policy—including the U.S., Australia, Brazil, and Mexico.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non- diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$371,731

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$1,883

PORTFOLIO STATISTICS

Average Market Coupon	1.13%

Yield to Maturity	1.60%

Current 30-day Yield (Institutional Class)	1.05%

Weighted Average Maturity	5.58 Years

Weighted Average Duration	3.96 Years

Portfolio Turnover (6-Month Period Ended 04/30/2013)	236%	[c]

MATURITY PROFILE (% of investments)

0 to 1 yr.	6.14%

>1 to 5	42.50%

>5 to 10	48.56%

>10 to 15	1.70%

>15 to 20	0.37%

>20 to 25	0.29%

>25 yrs.	0.45%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 04/30/2013

Total Returns For the periods ended 4/30/2013
Harbor Commodity Real Return Strategy Fund
Institutional Class	-5.39%	-1.87%	N/A	-2.06%	09/02/2008	$9,074
Administrative Class	-5.50%	-1.99%	N/A	-2.31%	09/02/2008	$8,969
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	N/A	-7.12%	—	$7,087

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.04% (Gross) (Institutional Class); and 1.25% (Net) and 1.29% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the Fund, if any, until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014. Expense cap excludes interest expense incurred by the fund, if any.

c	Unannualized.

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -7.0%)

ASSET-BACKED SECURITIES—4.4%
Principal Amount (000s)		Value (000s)

$81	American Money Management Corp. Series 2005-5A Cl. A1A 0.515%—08/08/2017[1,2]	$81
344	Ares CLO Funds[3] Series 2006-6RA Cl. A1B 0.508%—03/12/2018[1,2]	340
278	Argent Securities Inc. Series 2005-W2 Cl. A2B1 0.400%—10/25/2035[1]	274
417	Bayview Financial Acquisition Trust Series 2006-D Cl. 1A2 5.660%—12/28/2036[4]	425
2,600	Citibank Omni Master Trust Series 2009-A14A Cl. A14 2.949%—08/15/2018[1,2]	2,684
600	Commercial Industrial Finance Corp. Series 2006-2A Cl. A1L 0.547%—03/01/2021[1,2]	591
1,700	Series 2007-1A Cl. A1L 0.552%—05/10/2021[1,2]	1,664

		2,255

691	Countrywide Asset-Backed Certificates Series 2005-15 Cl. 1AF6 5.042%—04/25/2036[5]	710
1,667	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11 Cl. A2D 0.540%—11/25/2035[1]	1,618
731	Series 2005-FF8 Cl. A2D 0.580%—09/25/2035[1]	721

		2,339

€76	Harvest CLO SA3 Series IX Cl. A1 0.825%—03/29/2017[1]	100
$1,200	Hillmark Funding Series 2006-1A Cl. A1 0.539%—05/21/2021[1,2]	1,176
€344	Magi Funding plc Series I-A Cl. A 0.578%—04/11/2021[1,2]	442
$600	People’s Choice Home Loan Securities Trust Series 2005-1 Cl. M4 1.550%—01/25/2035[1]	434
€1,134	SLM Student Loan Trust Series 2003-2 Cl. A5 0.463%—12/15/2023[1]	1,470
411	Series 2002-7X Cl. A5 0.473%—09/15/2021[1]	540

		2,010

$519	Small Business Administration Participation Certificates Series 2007-20K Cl. 1 5.510%—11/01/2027	$597
1,200	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.508%—04/17/2021[1,2]	1,162
1,202	Structured Asset Investment Loan Trust Series 2006-BNC2 Cl. A5 0.360%—05/25/2036[1]	874
600	Venture CLO Ltd.[3] Series 2006-7A Cl. A1A 0.506%—01/20/2022[1,2]	581

TOTAL ASSET-BACKED SECURITIES (Cost $15,855)		16,484

BANK LOAN OBLIGATIONS—0.3%
(Cost $1,129)
1,133	Springleaf Financial Funding Co. Term Loan B 5.500%—05/10/2017[5]	1,139

COLLATERALIZED MORTGAGE OBLIGATIONS—1.7%
1,891	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 2.499%—11/15/2015[1,2]	1,911
35	Banc of America Mortgage Securities Inc. Series 2004-1 Cl. 5A1 6.500%—09/25/2033	36
1,736	Bear Stearns Alt-A Trust Series 2004-8 Cl. 1A 0.900%—09/25/2034[1]	1,740
533	Countrywide Alternative Loan Trust Series 2007-5CB Cl. 1A4 0.000%—04/25/2037*	446
€343	Granite Mortgages plc Series 2004-2 Cl. 2A1 0.486%—06/20/2044[1]	446
$100	Harborview Mortgage Loan Trust Series 2006-12 Cl. 2A12 0.359%—01/19/2038[1]	100
183	Series 2005-2 Cl. 2A1A 0.419%—05/19/2035[1]	154

		254

308	MLCC Mortgage Investors Inc. Series 2006-1 Cl. 1A 2.598%—02/25/2036[1]	293
191	Thornburg Mortgage Securities Trust Series 2006-4 Cl. A2B 5.499%—07/25/2036[1]	194
796	Wachovia Mortgage Loan Trust LLC Series 2005-B Cl. 2A4 3.034%—10/20/2035[1]	733
483	Washington Mutual Mortgage Pass Through Certificates Series 2006-AR1 Cl. 2A1A 1.246%—01/25/2046[1]	460

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,931)		6,513

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—2.7%
Principal Amount (000s)			Value (000s)

	$600	Ally Financial Inc. 3.492%—02/11/2014[1]	$607
	300	3.680%—06/20/2014[1]	308

			915

	800	Banco Santander Brasil SA MTN[6] 2.380%—03/18/2014[1,2]	798
	2,100	BPCE SA 2.023%—02/07/2014[1,2]	2,122
	900	Centex Corp. 5.700%—05/15/2014	943
	1,500	ICICI Bank Ltd. MTN[6] 2.038%—02/24/2014[1,2]	1,504
	2,200	Intesa Sanpaolo SpA 2.688%—02/24/2014[1,2]	2,212
	300	SLM Corp. 2.967%—11/01/2016[5,7]	289
	700	SLM Corp. MTN[6] 3.595%—03/17/2014[5,7]	702
	151	3.598%—04/01/2014[5,7]	151
	200	3.845%—06/15/2013[5,7]	200

			1,053

	200	Turkiye Garanti Bankasi AS 2.776%—04/20/2016[1,2]	203

	TOTAL CORPORATE BONDS & NOTES (Cost $9,834)		10,039

FOREIGN GOVERNMENT OBLIGATIONS—6.1%
AUD$	400	Australian Government Bond 2.500%—09/20/2030[7]	559
	1,500	Australian Index Linked[7] 4.000%—08/20/2020	3,015
	€1,049	Bundesobligation Inflation Linked[7] 0.750%—04/15/2018	1,507
CAD$	3,248	Canadian Government Bond 4.250%—12/01/2021[7]	4,546
	€1,600	Instituto de Credito Oficial MTN[6] 1.961%—03/25/2014[1]	2,098
	398	Italy Buoni Poliennali Del Tesoro 1.700%—09/15/2018[7]	525
	3,323	2.100%—09/15/2016[7]	4,544

			5,069

MEX$	16,400	Mexican Bonos de Proteccion Al Ahorro 4.320%—01/30/2020[1,7]	1,341
AUD$	800	New South Wales Treasury Corp. 2.500%—11/20/2035[7]	1,058
	1,500	2.750%—11/20/2025[7]	2,085

			3,143

	$100	Petroleos de Venezuela SA 5.000%—10/28/2015	93
	£315	U.K. Gilt Inflation Linked[7] 0.375%—03/22/2062	647
	€400	Xunta de Galicia 5.763%—04/03/2017	561
	200	6.131%—04/03/2018	286

			847

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $21,913)		22,865

MORTGAGE PASS-THROUGH—0.2%
	(Cost $619)
	$635	Federal National Mortgage Association 4.000%—02/01/2041	680

PURCHASED OPTIONS—0.0%

No. of Contracts			Value (000s)

	21	Commodity Option on Brent Crude Oil Futures $118.750—10/31/2013-12/31/2013	$16
	18	Commodity Option on Crude Oil Futures $130.000—11/15/2013	3
	27	$150.000—11/17/2015	13

			16

	2,300,000	Currency Option U.S. Dollar vs. Japanese Yen $99.000—09/24/2013	50
	1,800,000	Interest Rate Swap Option 30 year 3.875%—04/14/2014	18

	TOTAL PURCHASED OPTIONS (Cost $460)		100

U.S. GOVERNMENT OBLIGATIONS—91.6%
Principal Amount (000s)
	$91,465	U.S. Treasury Inflation Indexed Bonds[7] 0.125%—04/15/2016-01/15/2023	97,971
	18,314	0.500%—04/15/2015	18,978
	37,709	0.625%—07/15/2021-02/15/2043	42,694
	103	0.750%—02/15/2042	112
	13,157	1.125%—01/15/2021	15,469
	41,066	1.250%—04/15/2014-07/15/2020	48,346
	5,695	1.375%—07/15/2018-01/15/2020	6,685
	6,139	1.625%—01/15/2015	6,452
	1,883	1.750%—01/15/2028	2,436
	22,965	1.875%—07/15/2013-07/15/2015	23,137
	11,419	1.875%—07/15/2019[8]	13,868
	13,290	2.000%—01/15/2014[8]	13,557
	14,135	2.000%—07/15/2014	14,747
	5,730	2.125%—01/15/2019	6,927
	2,825	2.375%—01/15/2017-01/15/2025	3,612
	2,240	2.625%—07/15/2017	2,659

			317,650

	2,500	U.S. Treasury Notes 0.125%—09/30/2013	2,501
	10,000	0.250%—10/31/2013	10,009
	57	0.500%—10/15/2013[8]	57
	7,736	0.500%—11/15/2013	7,754
	112	0.750%—12/15/2013[8]	113
	75	1.250%—02/15/2014[8]	76
	121	1.250%—04/15/2014	122
	3,700	2.000%—02/15/2023	3,809

			24,441

	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $327,367)		342,091

SHORT-TERM INVESTMENTS—8.9%
	REPURCHASE AGREEMENTS—3.7%
	5,800	Repurchase Agreement with BNP Paribas S.A. dated April 30, 2013 due May 01, 2013 at 0.190% collaterized by U.S. Treasury Inflation Indexed Bonds (market value $5,852)	5,800
	7,000	Repurchase Agreement with Citigroup Global Markets dated April 30, 2013 due May 01, 2013 at 0.150% collateralized by U.S. Treasury Notes (market value $7,013)	7,000
	779	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $795)	779

			13,579

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—(Continued)
Principal Amount (000s)		Value (000s)

U.S. GOVERNMENT AGENCIES—4.2%
$2,398	Federal Home Loan Mortgage Corp. Discount Notes 0.130%—11/05/2013	$2,396
200	0.150%—02/24/2014	200

		2,596

3,100	Federal National Mortgage Association Discount Notes 0.125%—01/27/2014	3,097
10,000	0.140%—11/01/2013	9,993

		13,090

		15,686

U.S. GOVERNMENT OBLIGATIONS—1.0%
2,200	U.S. Treasury Bills 0.085%—10/17/2013	2,199
760	0.090%—10/03/2013	760

U.S. GOVERNMENT OBLIGATIONS—Continued
$280	0.118%—03/06/2014[8]	$280
100	0.138%—04/03/2014	100
493	0.143%—02/06/2014[8]	492

		3,831

TOTAL SHORT-TERM INVESTMENTS (Cost $33,096)		33,096

TOTAL INVESTMENTS—115.9% (Cost $416,204)		433,007

CASH AND OTHER ASSETS, LESS LIABILITIES—(15.9)%		(59,393)

TOTAL NET ASSETS—100.0%		$373,614

FUTURES CONTRACTS OPEN AT APRIL 30, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Mill Wheat Futures (Buy)	8	€—	11/11/2013	$(15)
Brent Crude Oil Futures (Buy)	6	$6	05/16/2013	19
Brent Crude Oil Futures (Sell)	50	50	05/15/2014	(31)
Brent Crude Oil Futures (Sell)	14	14	11/13/2014	49
Corn Futures (Buy)	60	300	12/13/2013	21
Corn Futures (Sell)	60	300	09/13/2013	(17)
Eurodollar Futures-CME 90 day (Buy)	105	26,250	03/14/2016	64
Eurodollar Futures-CME 90 day (Buy)	45	11,250	09/14/2015	25
Gasoline Futures (Buy)	3	126	07/31/2013	(17)
Gold Futures (Buy)	13	1	06/26/2013	(168)
Heating Oil Futures (Sell)	3	126	07/31/2013	22
Light Sweet Crude Oil Futures (Buy)	50	50	05/19/2014	108
Light Sweet Crude Oil Futures (Buy)	14	14	11/19/2014	(21)
Natural Gas Futures (Buy)	14	140	02/26/2014	26
Natural Gas Futures (Buy)	23	230	04/28/2014	34
Natural Gas Futures (Buy)	66	660	09/26/2013	440
Natural Gas Futures (Buy)	70	700	09/26/2014	68
Natural Gas Futures (Sell)	14	140	01/29/2014	(27)
Natural Gas Futures (Sell)	77	770	03/27/2014	(77)
Natural Gas Futures (Sell)	64	640	05/29/2013	(143)
Natural Gas Futures (Sell)	2	20	06/26/2013	—
Natural Gas Futures (Sell)	16	160	12/27/2013	(28)
Natural Gas Swap Futures (Buy)	10	25	01/27/2016	7
Natural Gas Swap Futures (Buy)	10	25	02/25/2016	5
Natural Gas Swap Futures (Buy)	10	25	03/29/2016	(4)
Natural Gas Swap Futures (Buy)	10	25	04/27/2016	(4)
Natural Gas Swap Futures (Buy)	10	25	05/26/2016	(3)
Natural Gas Swap Futures (Buy)	10	25	06/28/2016	(2)
Natural Gas Swap Futures (Buy)	10	25	07/27/2016	(2)
Natural Gas Swap Futures (Buy)	10	25	08/29/2016	(2)
Natural Gas Swap Futures (Buy)	10	25	09/28/2016	(1)
Natural Gas Swap Futures (Buy)	10	25	10/27/2016	2
Natural Gas Swap Futures (Buy)	10	25	11/28/2016	6
Natural Gas Swap Futures (Buy)	10	25	12/29/2015	7
Natural Gas Swap Futures (Sell)	8	20	01/29/2014	(10)
Natural Gas Swap Futures (Sell)	8	20	02/26/2014	(8)
Natural Gas Swap Futures (Sell)	8	20	03/27/2014	(1)
Natural Gas Swap Futures (Sell)	8	20	04/28/2014	—
Natural Gas Swap Futures (Sell)	8	20	05/28/2014	(1)
Natural Gas Swap Futures (Sell)	8	20	06/26/2014	(2)
Natural Gas Swap Futures (Sell)	8	20	07/29/2014	(2)
Natural Gas Swap Futures (Sell)	8	20	08/27/2014	(2)
Natural Gas Swap Futures (Sell)	8	20	09/26/2014	(2)

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS—Continued

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Natural Gas Swap Futures (Sell)	8	$20	10/29/2014	$(4)
Natural Gas Swap Futures (Sell)	8	20	11/25/2014	(7)
Natural Gas Swap Futures (Sell)	8	20	12/27/2013	(11)
U.S. Treasury Note Futures-10 year (Sell)	5	500	06/19/2013	(4)
Wheat Futures (Buy)	9	45	07/12/2013	17
Wheat Futures (Sell)	12	60	07/12/2013	(8)

				$296

WRITTEN OPTIONS OPEN AT APRIL 30, 2013

Description	Counterparty	Number of Contracts	Strike Rate/Price	Expiration Date	Premium Received (000s)	Value (000s)
Interest Rate Swap Option 2 year (Put)	Bank of America Corp.	3,200,000	1.15%	07/24/2013	$7	$—
Interest Rate Swap Option 2 year (Put)	Barclays plc	1,200,000	1.15	07/24/2013	2	—
Interest Rate Swap Option 2 year (Put)	Credit Suisse Group AG	2,100,000	1.15	07/24/2013	4	—
Interest Rate Swap Option 3 year 2 year (Call)	Bank of America Corp.	1,900,000	1.60	07/02/2013	7	(6)
Interest Rate Swap Option 3 year 2 year (Call)	Goldman Sachs Group Inc.	7,700,000	1.60	07/02/2013	14	(24)
Interest Rate Swap Option 3 year 2 year (Put)	Bank of America Corp.	1,900,000	1.60	07/02/2013	7	(3)
Interest Rate Swap Option 3 year 2 year (Put)	Goldman Sachs Group Inc.	7,700,000	1.60	07/02/2013	38	(13)
Interest Rate Swap Option 5 year (Call)	Bank of America Corp.	700,000	0.75	09/03/2013	—	(1)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	600,000	0.75	09/03/2013	—	(1)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	3,800,000	0.75	09/03/2013	2	(4)
Interest Rate Swap Option 5 year (Put)	Bank of America Corp.	2,800,000	1.25	09/03/2013	7	(3)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	2,200,000	1.25	09/03/2013	7	(2)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	3,800,000	1.25	09/03/2013	10	(6)
Interest Rate Swap Option 5 year (Put)	Bank of America Corp.	2,300,000	1.50	06/03/2013	10	—
Interest Rate Swap Option 5 year (Put)	Credit Suisse Group AG	500,000	1.50	06/03/2013	2	—
Interest Rate Swap Option 5 year (Put)	Barclays plc	3,300,000	1.70	07/24/2013	17	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	800,000	1.70	07/24/2013	4	—
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	300,000	1.70	07/24/2013	2	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	7,700,000	2.85	04/14/2014	92	(5)
Interest Rate Swap Option 10 year (Call)	Bank of America Corp.	1,800,000	1.80	07/29/2013	6	(10)
Interest Rate Swap Option 10 year (Call)	Barclays plc	1,700,000	1.80	07/29/2013	8	(9)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Group Inc.	1,900,000	1.80	07/29/2013	9	(11)
Interest Rate Swap Option 10 year (Call)	JP Morgan Chase & Co.	1,400,000	1.80	07/29/2013	5	(8)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	2,600,000	1.80	07/29/2013	12	(14)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	2,000,000	1.80	07/29/2013	7	(11)
Interest Rate Swap Option 10 year (Put)	Bank of America Corp.	1,800,000	2.65	07/29/2013	13	(1)
Interest Rate Swap Option 10 year (Put)	Barclays plc	1,700,000	2.65	07/29/2013	12	(1)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Group Inc.	1,900,000	2.65	07/29/2013	10	(1)
Interest Rate Swap Option 10 year (Put)	JP Morgan Chase & Co.	1,400,000	2.65	07/29/2013	7	(1)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	2,600,000	2.65	07/29/2013	19	(1)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	2,000,000	2.65	07/29/2013	8	(1)
Commodity—Crude Oil Futures (Call)	JP Morgan Chase & Co.	18	$140.00	11/11/2013	130	(3)
Commodity—Crude Oil Futures (Call)	Morgan Stanley & Co. LLC	27	160.00	11/10/2015	170	(16)
Commodity—Crude Oil Spread (Call)	CME Group	6	(10.00)	05/15/2013	6	(9)
Commodity—Crude Oil Spread (Call)	CME Group	43	(6.00)	11/13/2013	49	(78)
Commodity—Gold Futures (Put)	CME Group	2	1,300.00	05/28/2013	7	—
Commodity—Heating Oil Futures (Call)	CME Group	5	3.30	10/31/2013	11	(4)
Commodity—Heating Oil Futures (Call)	CME Group	5	3.30	11/29/2013	11	(5)
Commodity—Heating Oil Futures (Call)	CME Group	5	3.30	12/31/2013	11	(6)
Commodity—Heating Oil Futures (Call)	JP Morgan Chase & Co.	2	330.00	10/31/2013	3	(1)
Commodity—Heating Oil Futures (Call)	JP Morgan Chase & Co.	2	330.00	11/29/2013	3	(2)
Commodity—Heating Oil Futures (Call)	JP Morgan Chase & Co.	2	330.00	12/31/2013	3	(2)
Commodity—Platinum Futures (Put)	Morgan Stanley & Co. LLC	1,050	1,420.00	11/01/2013	74	(54)
Commodity—Platinum Futures (Put)	Morgan Stanley & Co. LLC	800	1,450.00	12/03/2013	48	(50)
Commodity—Platinum Futures (Put)	UBS AG	700	1,420.00	11/01/2013	48	(36)
Commodity—Platinum Gold Spread (Put)	Deutsche Bank AG	100	—	03/04/2014	8	(6)
Commodity—Platinum Gold Spread (Put)	Goldman Sachs Group Inc.	250	(3.00)	03/03/2014	21	(16)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	Bank of America Corp.	1,300,000	104.00	09/24/2013	9	(11)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	JP Morgan Chase & Co.	1,000,000	104.00	09/24/2013	7	(9)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Bank of America Corp.	1,300,000	88.00	09/24/2013	13	(4)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Bank of America Corp.	1,200,000	95.00	07/05/2013	11	(11)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas S.A.	1,100,000	95.00	07/05/2013	10	(10)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	JP Morgan Chase & Co.	1,000,000	88.25	09/24/2013	10	(4)

Total Written Options					$1,011	$(474)

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	BNP Paribas S.A.	$1,914	$1,910	05/23/2013	$4
Australian Dollar (Buy)	UBS AG	265	268	05/23/2013	(3)
Australian Dollar (Buy)	Westpac Banking Corp.	430	431	05/23/2013	(1)
Australian Dollar (Sell)	JP Morgan Chase & Co.	9,439	9,505	05/23/2013	66
Brazilian Real (Buy)	Barclays plc	106	105	06/04/2013	1
Brazilian Real (Buy)	Credit Suisse Group AG	1,649	1,672	06/04/2013	(23)
Brazilian Real (Buy)	Credit Suisse Group AG	458	455	06/04/2013	3
Brazilian Real (Buy)	Deutsche Bank AG	211	209	06/04/2013	2
Brazilian Real (Buy)	HSBC Bank USA N.A.	20	20	06/04/2013	—
Brazilian Real (Buy)	JP Morgan Chase & Co.	99	100	06/04/2013	(1)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	211	209	06/04/2013	(2)
Brazilian Real (Sell)	UBS AG	44	44	06/04/2013	—
British Pound Sterling (Buy)	Barclays plc	117	112	06/12/2013	5
British Pound Sterling (Buy)	Deutsche Bank AG	1,052	1,021	06/12/2013	31
British Pound Sterling (Buy)	HSBC Bank USA N.A.	1,807	1,759	06/12/2013	48
British Pound Sterling (Buy)	Morgan Stanley & Co. LLC	358	348	06/12/2013	10
British Pound Sterling (Buy)	Royal Bank of Scotland plc	3,245	3,187	06/12/2013	58
British Pound Sterling (Sell)	Barclays plc	1,157	1,135	06/12/2013	(22)
British Pound Sterling (Sell)	JP Morgan Chase & Co.	1,476	1,459	06/12/2013	(17)
British Pound Sterling (Sell)	Royal Bank of Scotland plc	4,117	4,008	06/12/2013	(109)
Canadian Dollar (Sell)	Royal Bank of Scotland plc	4,528	4,436	06/20/2013	(92)
Euro Currency (Buy)	BNP Paribas S.A.	14,382	14,191	05/02/2013	191
Euro Currency (Buy)	Deutsche Bank AG	141	139	06/17/2013	2
Euro Currency (Sell)	Barclays plc	395	392	05/02/2013	(3)
Euro Currency (Sell)	BNP Paribas S.A.	13,473	13,101	05/02/2013	(372)
Euro Currency (Sell)	BNP Paribas S.A.	14,385	14,194	06/04/2013	(191)
Euro Currency (Sell)	Credit Suisse Group AG	13	13	06/04/2013	—
Euro Currency (Sell)	Deutsche Bank AG	513	509	05/02/2013	(4)
Indian Rupee (Buy)	Goldman Sachs Group Inc.	230	232	07/15/2013	(2)
Indian Rupee (Buy)	JP Morgan Chase & Co.	552	552	07/15/2013	—
Indian Rupee (Buy)	UBS AG	95	96	07/15/2013	(1)
Japanese Yen (Buy)	Royal Bank of Scotland plc	2,389	2,383	07/18/2013	6
Japanese Yen (Sell)	Barclays plc	560	557	05/15/2013	(3)
Japanese Yen (Sell)	Goldman Sachs Group Inc.	489	487	05/07/2013	(2)
Japanese Yen (Sell)	HSBC Bank USA N.A.	576	577	07/18/2013	1
Japanese Yen (Sell)	JP Morgan Chase & Co.	581	572	07/18/2013	(9)
Japanese Yen (Sell)	Royal Bank of Canada	36	36	07/18/2013	—
Mexican Peso (Buy)	BNP Paribas S.A.	28	28	06/27/2013	—
Mexican Peso (Buy)	Deutsche Bank AG	2,778	2,734	06/27/2013	44
Mexican Peso (Buy)	HSBC Bank USA N.A.	210	200	06/27/2013	10
Mexican Peso (Buy)	Royal Bank of Canada	278	278	06/27/2013	—
Mexican Peso (Buy)	UBS AG	105	100	06/27/2013	5
Mexican Peso (Sell)	BNP Paribas S.A.	28	28	05/03/2013	—
Mexican Peso (Sell)	UBS AG	866	821	06/27/2013	(45)
South African Rand (Sell)	Bank of America Corp.	131	130	07/30/2013	(1)
Turkish Lira (Buy)	JP Morgan Chase & Co.	121	121	10/09/2013	—

					$(416)

SWAP AGREEMENTS OPEN AT APRIL 30, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750%	06/19/2043	$3,600	$(153)

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.485%	01/02/2015	R$	5,200	$16
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2015		8,400	30
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.255	01/02/2015		1,000	3
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.825	01/02/2015		9,400	35
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		4,900	17
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.560	01/02/2015		2,100	6
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		5,900	(24)
Bank of America Corp.	French Consumer Price Index Ex Tobacco Index	Pay	2.000	07/25/2016		€1,000	28
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	1.900	07/25/2016		500	8
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	2.150	04/01/2021		200	2
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	2.100	07/25/2021		700	25
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco Index	Pay	1.950	09/01/2017		200	4
Credit Suisse Group AG	French Consumer Price Index Ex Tobacco Index	Pay	2.150	04/01/2021		200	4
Deutsche Bank AG	French Consumer Price Index Ex Tobacco Index	Pay	2.000	02/01/2018		100	2
Deutsche Bank AG	French Consumer Price Index Ex Tobacco Index	Pay	2.150	04/01/2021		200	—
Goldman Sachs Group Inc.	French Consumer Price Index Ex Tobacco Index	Pay	2.150	04/01/2021		1,500	16
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco Index	Pay	2.000	02/01/2018		600	14
Morgan Stanley & Co. LLC	French Consumer Price Index Ex Tobacco Index	Pay	2.150	04/01/2021		200	5
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco Index	Pay	2.000	02/01/2018		300	7
Royal Bank of Scotland plc	French Consumer Price Index Ex Tobacco Index	Pay	2.100	07/25/2021		500	18
Société Générale	French Consumer Price Index Ex Tobacco Index	Pay	1.900	07/25/2016		1,000	21
Société Générale	French Consumer Price Index Ex Tobacco Index	Pay	2.100	07/25/2021		300	10
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		$5,600	(55)
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		3,600	(37)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		4,700	(48)
Goldman Sachs Group Inc.	US CPI Urban Consumers NSA	Receive	2.415	02/12/2017		1,400	(15)
Royal Bank of Scotland plc	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		8,200	(80)

Interest Rate Swaps							$12

TOTAL RETURN SWAPS ON INDICES

Counterparty	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Number of Units (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	$40,163	166	$1,106
Credit Suisse Group AG	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	39,377	146	1,027
Deutsche Bank AG	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	65,382	243	(56,385)
Goldman Sachs Group Inc.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	50,832	169	1,401
JP Morgan Chase & Co.	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	39,978	111	972
Morgan Stanley & Co. LLC	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	111,744	390	3,105
Société Générale	U.S. Treasury Bills	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	08/15/2013	25,931	66	674

Total Return Swaps on Indices							$(48,100)

TOTAL RETURN SWAPS ON COMMODITIES

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	$7.200	12/31/2013	6,000	$(2)
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	18.100	12/31/2013	6,000	19
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	10.100	12/31/2014	1,200	—
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	10.750	12/31/2014	2,400	(2)
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.880	12/31/2014	1,200	1
Citigroup Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.760	12/31/2014	2,400	2

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES—Continued

Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units	Unrealized Appreciation/ (Depreciation) (000s)
Goldman Sachs Group Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	$11.000	12/31/2014	2,400	$(3)
Goldman Sachs Group Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	10.100	12/31/2014	1,200	—
Goldman Sachs Group Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.700	12/31/2014	1,200	1
Goldman Sachs Group Inc.	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	18.000	12/31/2014	2,400	2
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	6.52	12/31/2013	12,000	4
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.675	12/31/2013	12,000	32
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.600	12/31/2013	6,000	16
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	6.800	12/31/2013	6,000	1
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Receive	17.940	12/31/2014	2,400	2
Morgan Stanley & Co. LLC	Bloomberg Nymex Heating Oil Nymex WTI Cushing Crude Oil First Month Spread	Pay	10.100	12/31/2014	2,400	—
Deutsche Bank AG	Natural Gas Futures	Receive	7.200	12/31/2019	24,000	(54)

Total Return Swaps on Commodities						$19

VARIANCE SWAPS ON COMMODITIES

Counterparty	Reference Assets	Pay/Receive Variance[g]	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brent Crude Oil Futures June 2013	Pay	$0.059	05/13/2013	$200	$6
JP Morgan Chase & Co.	Brent Crude Oil Futures June 2013	Pay	0.066	05/13/2013	310	8
Goldman Sachs Group Inc.	Dow Jones-UBS Commodity IndexSM	Pay	0.030	07/08/2013	200	2
JP Morgan Chase & Co.	Dow Jones-UBS Commodity IndexSM	Pay	0.029	07/02/2013	300	2
Deutsche Bank AG	Light Sweet Crude Oil Future June 2013	Pay	0.062	05/16/2013	200	(5)
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.077	05/15/2013	960	41
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.022	05/30/2013	510	(21)
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.036	11/29/2013	430	—
Goldman Sachs Group Inc.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.052	08/06/2014	330	4
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.026	08/01/2013	1,890	(17)
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.029	11/27/2013	420	(5)
JP Morgan Chase & Co.	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.076	09/30/2014	320	12
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.020	06/05/2013	530	(24)
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.037	11/27/2013	249	—
Morgan Stanley & Co. LLC	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.054	04/21/2016	520	(3)
Société Générale	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.035	11/27/2013	270	(1)
Société Générale	London Gold Market Fixing Ltd-LBMA PM Fixing Price/USD	Pay	0.035	11/27/2013	270	—
Goldman Sachs Group Inc.	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.090	11/29/2013	270	1
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.058	06/05/2013	110	11
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.090	11/27/2013	160	—
Morgan Stanley & Co. LLC	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.092	04/21/2016	400	12
Société Générale	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.087	11/27/2013	170	1
Société Générale	London Silver Market Fixing Ltd-LBMA Fixing Price/USD	Pay	0.088	11/27/2013	170	1

Variance Swaps on Commodities						$25

VARIANCE SWAPS ON INDICES

Counterparty	Reference Assets	Pay/Receive Variance	Initial Volatility Strike	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	S & P 500 Index	Pay	$0.075	12/20/2013	$900	$47
Goldman Sachs Group Inc.	S & P 500 Index	Pay	0.073	12/20/2013	1,000	51

Variance Swaps on Indices						$98

14

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas S.A.	Centex Corp. 5.250% due 06/15/2015	Buy	1.000%	06/20/2014	0.153%	$(10)	$(12)	$900	$2
BNP Paribas S.A.	Intesa Sanpaolo SpA 4.750% due 06/15/2017	Buy	3.000	03/20/2014	1.297	(41)	88	2,200	(129)
JP Morgan Chase & Co.	Petroleo Brasileiro SA Petrobras 8.375% due 12/10/2018	Sell	1.000	09/20/2015	1.267	(1)	(8)	300	7

Credit Default Swaps									$(120)

Total Swaps									$(48,219)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts and certain Written Options valued at $296 and $(87), respectively, are classified as Level 1. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

Of the Level 1 investments presented above, certain Written Options valued at $(87) had previously been considered Level 2 investments at October 31, 2012. Transfers from Level 1 to Level 2 are typically the result of a change, in the normal course of business, from the use of quoted prices from an active market (Level 1), to the use of an evaluated pricing method supplied by a third-party pricing service (Level 2), due to the unavailability of active market quotations. Transfers from Level 2 to Level 1 typically occur when quoted prices from an active market were not previously available (Level 2) for exchange traded securities, but have since become available (Level 1).

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

15

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2013.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $17,471 or 5% of net assets.

3	CLO after the name of a security stands for Collateralized Loan Obligations.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	At April 30, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $28,443 or 8% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

g	At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

j	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

16

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Chris Dialynas

Since 2010

PIMCO has subadvised the Fund since its inception in 2010.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE

CHARACTERISTICS

Broad range of fixed income instruments without benchmark constraints or significant sector/ instrument limitations

Chris Dialynas

Management’s Discussion of Fund Performance

MARKET REVIEW

Investors generally discounted volatile fiscal policy developments during the first half of fiscal 2013, including the fiscal cliff resolution and budget sequester in the U.S., inconclusive Italian elections, and the Cyprus bailout. Despite these and other distractions, financial markets gained ground with key equity indices reaching all-time highs.

A continuation of accommodative policy by the Federal Reserve, European Central Bank, Bank of England, Bank of Japan, and other central banks around the world has provided a favorable environment for both equity and fixed income spread markets. However, this aggressive monetary easing has yet to translate into a robust global economic recovery. While recovery in the U.S. housing market has occurred and is helping to offset the negative effects of fiscal policy, an effective hand-off from policy makers to the private sector has not yet taken place, either in the U.S. or globally.

Interest rates rose in the early stages of the fiscal half-year, due primarily to seasonal factors, with longer-dated rates increasing more than those in the middle of the yield curve. By the end of the period, however, rates had stabilized and started to move lower. The benchmark 10-year U.S. Treasury note yield closed at 1.67% percent on April 30; that was 2 basis points or 0.02% lower than six months earlier. The Treasury yield curve flattened as long-term yields fell farther than those at the short end of the curve.

Most fixed income spread sectors outpaced U.S. Treasury securities. Corporate bonds outperformed Treasurys, as the corporate sector benefited from favorable technical factors and improving balance sheet ratios. Returns of Financials outpaced the broader corporate sector. U.S. agency mortgage-backed securities trailed like-duration Treasurys. However, the non-agency mortgage sector, benefiting from signs of a housing market recovery and a positive supply environment, outperformed Treasurys of comparable duration. Returns of emerging market external bonds generally also outpaced Treasurys, reflecting an increase in investor risk appetites amid improved U.S. economic data and continued monetary stimulus by the European Central Bank. Build America Bonds, in the taxable municipals category, posted positive absolute returns as they continued to provide attractive risk-adjusted yields versus comparable corporates.

PERFORMANCE

Harbor Unconstrained Bond Fund returned 3.21% (Institutional Class) and 3.11% (Administrative Class) for the six months ended April 30. For the same period, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index returned 0.16% and the Barclays U.S. Aggregate Bond Index returned 0.90%.

The following strategies helped Fund returns:

•	Exposure to non-agency mortgage-backed securities, especially RMBS (residential mortgage-backed securities).

•	Short positioning in the Japanese yen, as well as a long position in the Brazilian real.

•	Tactical U.S. duration positioning, as Treasury yields fell.

•	Exposure to municipal securities, including Build America Bonds, which benefited from tighter sector spreads.

17

Harbor Unconstrained Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	36.4%
Federal National Mortgage Association	9.4%
Government National Mortgage Association TBA	9.0%
Government National Mortgage Association	7.3%
Countrywide Asset-Backed Certificates	5.9%
Federal National Mortgage Association TBA	4.6%
Bear Stearns Asset Backed Securities Trust	2.3%
Australian Government	2.0%
Bundesschatzanweisungen	1.9%
Banc of America Large Loan Inc.	1.5%

On the negative side, buying credit protection using credit default swaps hurt results, as high-yield spreads tightened.

OUTLOOK AND STRATEGY

Accommodative measures by central banks along with slowly improving fundamentals have combined to create a favorable climate for financial assets. Given our belief that most asset classes remain fully valued and dependent upon continued fiscal and monetary support, we are continuing to implement risk-reduction strategies in managing the portfolio. Looking ahead, we believe that risks remain skewed to the downside; consequently we are retaining a broad defensive positioning with a focus on yield derived from high-quality securities and active portfolio management.

With respect to portfolio strategy, we plan to:

•	Maintain net positive but conservative overall duration, focusing on intermediate portions of global yield curves.

•	Remain selective about the countries in which we take duration, choosing those with independent monetary policy and lower credit and inflation risk.

•

Retain short positioning in European and U.S. high-yield credits via credit default swaps. At the same time, we believe that select U.S. investment-grade credit (especially Financials) offer attractive return potential relative to their risk.

•	Look to add value through active coupon selection and long/short positioning in agency mortgage-backed securities.

•	Hold non-agency mortgage exposure as a potential source of higher yield.

•	Retain exposure to select, high-quality emerging market countries with healthier balance sheets, potential for higher secular growth, and attractive real yields, such as Brazil and Mexico.

•

Retain positions in select emerging market currencies, such as the Chinese yuan, Brazilian real, and Mexican peso. The Fund is short in select developed-market currencies, including the Australian dollar, euro, British pound, and Japanese yen.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Employing an unconstrained investment approach, the Fund may be exposed to certain types of securities, credit qualities, maturities, countries and regions not reflected in other fixed income indices. For example, high-yield, or below investment-grade, securities carry a higher degree of credit risk, and may be speculative and more volatile. Investing in emerging markets may entail risk due to foreign economic and political developments. Also, foreign currency exposure can entail significant volatility and this may be amplified with the currencies of developing countries. As a result, investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods, due to the unconstrained nature of the Fund’s investment approach.

18

Harbor Unconstrained Bond Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2032

Cusip	411512817

Ticker	HAUBX

Inception Date	04/01/2010

Net Expense Ratio	1.05%[a],b

Total Net Assets (000s)	$34,622

ADMINISTRATIVE CLASS

Fund #	2232

Cusip	411512791

Ticker	HRUBX

Inception Date	04/01/2010

Net Expense Ratio	1.30%[a],[b]

Total Net Assets (000s)	$768

PORTFOLIO STATISTICS

Average Market Coupon	2.27%

Yield to Maturity	1.13%

Current 30-day Yield (Institutional Class)	2.29%

Weighted Average Maturity	0.25 Years

Weighted Average Duration	1.39 Years

Portfolio Turnover (6-Month Period Ended 04/30/2013)	754%	C

MATURITY PROFILE (% of investments)

0 to 1 yr.	121.78%

>1 to 5	-35.10%

>5 to 10	20.21%

>10 to 15	-13.77%

>15 to 20	6.73%

>20 to 25	2.05%

>25 yrs.	-1.91%

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index and Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000 INVESTMENT

For the period 04/01/2010 through 04/30/2013

Total Returns For the periods ended 4/30/2013
Harbor Unconstrained Bond Fund
Institutional Class	3.21%	8.24%	N/A	4.66%	04/01/2010	$11,507
Administrative Class	3.11%	8.00%	N/A	4.39%	04/01/2010	$11,417
Comparative Indices
USD LIBOR 3-Month Constant Maturity Total Return Index	0.16%	0.41%	N/A	0.38%	—	$10,117
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.72%	—	$11,872

As stated in the Fund’s current prospectus, the expense ratios were 1.07% (Net) and 1.45% (Gross) (Institutional Class); and 1.32% (Net) and 1.70% (Gross) (Administrative Class). The net expense ratios are contractually capped, excluding interest expense incurred by the fund, if any, until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014. Expense cap excludes interest expense incurred by the Fund, if any.

c	Unannualized.

19

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of -12.1%)

ASSET-BACKED SECURITIES—17.2%
Principal Amount (000s)		Value (000s)

€355	Avoca Capital Series III-X Cl. A 0.575%—09/15/2021[1]	$459
$1,039	Bear Stearns Asset Backed Securities Trust Series 2007-SD2 Cl. 2A1 0.600%—09/25/2046[1]	810
48	Belle Haven ABS CLO Ltd.[2] Series 2004-1A Cl. A1ST 0.633%—11/03/2044[1,3]	24	[x]
98	Series 2004-1A Cl. A1SB 0.673%—11/03/2044[1,3]	47	[x]

		71

400	Countrywide Asset-Backed Certificates Series 2007-2 Cl. 2A3 0.340%—08/25/2037[1]	280
400	Series 2007-11 Cl. 2A3 0.390%—06/25/2047[1]	291
2,100	Series 2006-6 Cl. 2A3 0.480%—09/25/2036[1]	1,447
100	Series 2006-1 Cl. AF5 5.884%—07/25/2036[4]	69

		2,087

190	Credit-Based Asset Servicing and Securitization LLC Series 2007-CB3 Cl. A3 0.000%—03/25/2037*,4	115
190	Series 2007-CB3 Cl. A4 0.000%—03/25/2037*,4	116

		231

768	First Franklin Mortgage Loan Trust Series 2004-FF8 Cl. M3 1.625%—10/25/2034[1]	541
108	Huntington CLO Ltd.[2] Series 2005-1A Cl. A1A 0.543%—11/05/2040[1,3]	98	[x]
66	Indymac Residential Asset Backed Trust Series 2007-B Cl. 2A2 0.360%—07/25/2037[1]	42
200	JPMorgan Mortgage Acquisition Corp. Series 2006-CW1 Cl. A5 0.440%—05/25/2036[1]	147
759	Morgan Stanley ABS Capital I Series 2007-HE2 Cl. A2B 0.290%—01/25/2037[1]	419

$96	Series 2007-NC1 Cl. A2C 0.340%—11/25/2036[1]	$58

		477

95	Newcastle CLO V Ltd.[2] Series 2004-5A Cl. 1 0.624%—12/24/2039[1,3]	88	[x]
77	Ownit Mortgage Loan Asset Backed Certificates Series 2006-4 Cl. A2C 0.350%—05/25/2037[1]	45
8	Plymouth Rock CLO Ltd.[2] Series 2010-1A Cl. A 1.790%—02/16/2019[1,3]	8
68	Securitized Asset Backed Receivables LLC Trust Series 2004-OP1 Cl. M1 0.965%—02/25/2034[1]	64
181	Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A 0.580%—09/07/2039[1,3]	132	[x]
423	Series 2004-1A Cl. ALTB 0.600%—09/07/2039[1,3]	310	[x]

		442

66	SLC Student Loan Trust Series 2009-AA Cl. A 4.750%—06/15/2033[1,3]	63
158	SLM Student Loan Trust Series 2010-A Cl. 2A 3.449%—05/16/2044[1,3]	168
100	Stone Tower Capital LLC Series 2007-6A Cl. A1 0.508%—04/17/2021[1,3]	97
63	Structured Asset Investment Loan Trust Series 2005-8 Cl. A4 0.560%—10/25/2035[1]	61
99	Triaxx Prime CLO[2] Series 2007-1A Cl. A1D 0.458%—10/02/2039[1,3]	71	[x]

TOTAL ASSET-BACKED SECURITIES (Cost $4,703)		6,070

BANK LOAN OBLIGATIONS—1.0%
100	HJ Heinz Co. Term Loan B2 3.500%—03/27/2020[5]	101
243	Springleaf Financial Funding Co. Term Loan B 5.500%—05/10/2017[5]	244

TOTAL BANK LOAN OBLIGATIONS (Cost $342)		345

COLLATERALIZED MORTGAGE OBLIGATIONS—7.5%
51	American Home Mortgage Assets Trust Series 2006-2 Cl. 1A1 1.136%—09/25/2046[1]	37
€28	Arran Residential Mortgages Funding plc Series 2011-1A Cl. A1B 1.426%—11/19/2047[1,3]	37
$29	Banc of America Alternative Loan Trust Series 2003-2 Cl. CB1 5.750%—04/25/2033	31
96	Banc of America Funding Corp. Series 2007-D Cl. 1A4 0.429%—06/20/2047[1]	92

20

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$19	Series 2004-A Cl. 4A1 3.002%—06/20/2032[1]	$20

		112

540	Banc of America Large Loan Inc. Series 2010-HLTN Cl. HLTN 2.499%—11/15/2015[1,3]	546
77	BCAP LLC Trust Series 2011 Cl. RR5 5.250%—06/26/2036[3]	70
49	Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5 Cl. A2 2.320%—08/25/2035[1]	50
12	Series 2004-10 Cl. 15A1 2.882%—01/25/2035[1]	12
26	Series 2005-1 Cl. 4A1 5.255%—03/25/2035[1]	25

		87

€200	Berica ABS Srl Series 2011-1 Cl. A1 0.513%—12/30/2055[1]	254
$72	Citigroup Mortgage Loan Trust Inc. Series 2005-3 Cl. 1A1 1.840%—08/25/2035[1]	68
41	First Horizon Asset Securities Inc. Series 2005-AR4 Cl. 2A1 2.597%—10/25/2035[1]	38
€9	Granite Mortgages plc Series 2003-3 Cl. 2A 0.588%—01/20/2044[1]	12
£77	Series 2004-3 Cl. 3A2 0.887%—09/20/2044[1]	118

		130

$27	Impac CMB Trust Series 2004-4 Cl. 1A1 0.840%—09/25/2034[1]	26
13	Indymac Index Mortgage Loan Trust Series 2004-Cl. AR6 5A1 2.598%—10/25/2034[1]	13
29	JP Morgan Alternative Loan Trust Series 2006-A3 Cl. 1A3 0.350%—07/25/2036[1]	29
373	JP Morgan Mortgage Trust Series 2006-A2 Cl. 1A1 2.871%—04/25/2036[1]	326
18	JPMorgan Mortgage Trust Series 2006-S2 Cl. 2A2 5.875%—06/25/2021	18
12	MASTR Adjustable Rate Mortgages Trust Series 2004-4 Cl. 3A1 2.363%—05/25/2034[1]	12
243	MLCC Mortgage Investors Inc. Series 2003-H Cl. A3A 2.161%—01/25/2029[1]	246
75	Structured Asset Securities Corp. Series 2005-16 Cl. 1A2 5.500%—09/25/2035	77
76	Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8 Cl. A1 0.279%—06/15/2020[1,3]	76
15	Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Cl. 2A1A 0.430%—04/25/2045[1]	14
63	Series 2005-AR9 Cl. A1A 0.520%—07/25/2045[1]	60
136	Series 2007-HY3 Cl. 2A1 4.562%—03/25/2037[1]	114

$250	Series 2007-HY4 Cl. 3A1 5.070%—04/25/2037[1]	$235

		423

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,400)		2,656

CONVERTIBLE BONDS—1.1%
(Cost $400)
400	Electronic Arts Inc. 0.750%—07/15/2016	392

CONVERTIBLE PREFERRED STOCKS—0.0%
(Cost $5)
Shares
ELECTRIC UTILITIES—0.0%
100	PPL Corp. 9.500%—07/01/2013	6

CORPORATE BONDS & NOTES—9.4%
Principal Amount (000s)
$100	Abbey National Treasury Services plc 4.000%—04/27/2016	108
100	Ally Financial Inc. 3.680%—06/20/2014[1]	102
273	American Airlines Pass Through Trust Series 2011-2 Cl.2 8.625%—04/15/2023	289
200	Banco Santander Brasil SA MTN[6] 2.380%—03/18/2014[1,3]	200
100	Bank of America Corp. 6.500%—08/01/2016	115
100	Banque PSA Finance SA 2.182%—04/04/2014[1,3]	99
300	BRF-Brasil Foods SA 5.875%—06/06/2022[3]	344
400	Community Health Systems Inc. 5.125%—08/15/2018	429
€100	Goldman Sachs Group Inc. 0.570%—05/23/2016[1]	129
$100	Goldman Sachs Group Inc. MTN[6] 5.375%—03/15/2020	117
100	Hewlett-Packard Co. 0.568%—05/24/2013[1]	100
100	International Lease Finance Corp. 6.500%—09/01/2014[3]	108
£100	LBG Capital No. 1 plc 7.869%—08/25/2020	167
$100	Morgan Stanley 5.750%—01/25/2021	119
100	Morgan Stanley MTN[6] 7.300%—05/13/2019	125
100	Reynolds Group Issuer Inc. 6.875%—02/15/2021	109
300	SLM Corp. MTN[6] 0.576%—01/27/2014[1]	298
175	UBS AG MTN[6] 5.875%—12/20/2017	208
100	Volkswagen International Finance NV 1.875%—04/01/2014[3]	101

21

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)

	$50	Wynn Las Vegas LLC 7.750%—08/15/2020	$58

	TOTAL CORPORATE BONDS & NOTES (Cost $3,128)		3,325

FOREIGN GOVERNMENT OBLIGATIONS—7.0%
AUD$	600	Australian Government Bond 5.500%—12/15/2013-04/21/2023	711
	€500	Bundesschatzanweisungen 1.750%—06/14/2013	660
	100	Junta de Castilla y Leon 6.505%—03/01/2019	145
MEX$	930	Mexican Bonos 6.500%—06/10/2021	87
	1,800	10.000%—12/05/2024	221

			308

CAD$	200	Province of Ontario Canada 3.150%—06/02/2022	209
	$200	Province of Quebec Canada 2.750%—08/25/2021	211
	200	Vnesheconombank Via Veb Finance plc 6.025%—07/05/2022[3]	227

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,353)		2,471

MORTGAGE PASS-THROUGH—30.4%
	99	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates 1.737%—10/25/2021[5]	11
	13	Federal National Mortgage Association 2.314%—07/01/2032[1]	13
	955	2.500%—08/01/2022-11/01/2027	1,001
	1,496	3.500%—02/01/2026	1,591
	664	4.000%—06/01/2041-11/01/2041	712
	21	4.500%—02/01/2026	22

			3,339

	35	Federal National Mortgage Association REMIC[7] 0.320%—03/25/2034[1]	35
	1,000	Federal National Mortgage Association TBA[8] 4.000%—05/16/2028	1,069
	500	4.500%—12/01/2099	536

			1,605

	2,468	Government National Mortgage Association 2.500%—07/15/2027-02/15/2028	2,591
	3,000	Government National Mortgage Association TBA[8] 3.000%—05/21/2043	3,193

	TOTAL MORTGAGE PASS-THROUGH (Cost $10,634)		10,774

MUNICIPAL BONDS—2.0%
	100	Buckeye Tobacco Settlement Financing Authority 5.875%—06/01/2047	89
	100	6.000%—06/01/2042	90

			179

	100	California State 7.600%—11/01/2040	152
	200	New York City NY 5.887%—12/01/2024	258

	$100	Whiting IN 5.250%—01/01/2021	$124

	TOTAL MUNICIPAL BONDS (Cost $545)		713

PURCHASED OPTIONS—0.1%
No. of Contracts
	400,000	Credit Default Swap Option 20 year 5.000%—09/18/2013	2
	352,000	Currency Option U.S. Dollar vs. Brazilian Real $1.956—02/13/2014	3
	1,592,000	Currency Option U.S. Dollar vs. Chinese Yuan $6.354—11/04/2013-04/09/2014	3
	400,000	$6.420—09/11/2013	7
	200,000	$6.552—10/11/2013	—

			10

	192,000	Currency Option U.S. Dollar vs. Indian Rupee $53.000—09/02/2013-02/28/2014	3
	800,000	Currency Option U.S. Dollar vs. Russian Ruble $30.000—02/13/2014	5
	900,000	Interest Rate Swap Option 5 year 0.950%—06/10/2013	5
	800,000	Interest Rate Swap Option 30 year 3.050%—06/11/2013-02/29/2016	9
	200,000	3.800%—12/18/2013	—

			9

	TOTAL PURCHASED OPTIONS (Cost $77)		37

U.S. GOVERNMENT OBLIGATIONS—36.4%
Principal Amount (000s)
	$400	U.S. Treasury Bonds 2.750%—11/15/2042	388
	100	3.125%—11/15/2041	105
	200	3.500%—02/15/2039	227
	100	3.875%—08/15/2040	120
	500	4.375%—02/15/2038	649
	1,000	6.250%—08/15/2023[9]	1,434
	100	7.125%—02/15/2023	151
	100	7.500%—11/15/2024	159

			3,233

	201	U.S. Treasury Inflation Indexed Bonds[10] 0.125%—01/15/2023	217
	822	0.750%—02/15/2042	893
	319	1.250%—07/15/2020	380
	106	2.125%—02/15/2041	155

			1,645

	700	U.S. Treasury Notes 1.000%—06/30/2019-11/30/2019	700
	300	1.250%—02/15/2014-03/15/2014	303
	300	1.500%—07/31/2016	311
	1,600	1.625%—08/15/2022-11/15/2022	1,604
	1,500	1.750%—05/15/2022	1,527
	300	1.875%—02/28/2014-09/30/2017	309
	1,300	2.000%—11/15/2021-02/15/2023	1,356
	1,400	2.125%—08/15/2021	1,482
	100	2.500%—06/30/2017	108

22

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

$200	3.125%—05/15/2021	$228
50	3.625%—08/15/2019	58

		7,986

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $12,494)		12,864

SHORT-TERM INVESTMENTS—8.4%
COMMERCIAL PAPER—1.4%
500	Ford Motor Credit Co. 1.100%—10/04/2013	498

REPURCHASE AGREEMENTS—7.0%
$2,200	Repurchase Agreement with Citigroup Global Markets dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Notes (market value $2,240)	$2,200
292	Repurchase Agreement with State Street Corporation dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by Federal National Home Loan Mortgage Corporation (market value $303)	292

		2,492

TOTAL SHORT-TERM INVESTMENTS (Cost $2,990)		2,990

TOTAL INVESTMENTS—120.5% (Cost $40,071)		42,643

CASH AND OTHER ASSETS, LESS LIABILITIES—(20.5)%		(7,253)

TOTAL NET ASSETS—100.0%		$35,390

FUTURES CONTRACTS OPEN AT APRIL 30, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro-Bund Futures (Sell)	1	€100	06/06/2013	$(2)
Euro-Oat Futures (Sell)	17	1,700	06/06/2013	(126)
Eurodollar Futures-CME 90 day (Buy)	12	$3,000	12/14/2015	6
U.S. Treasury Bond Futures-30 year (Sell)	4	400	06/19/2013	(23)
U.S. Treasury Note Futures-2 year (Sell)	20	2,000	06/17/2013	(4)
U.S. Treasury Note Futures-2 year (Sell)	6	1,200	06/28/2013	(2)
U.S. Treasury Note Futures-5 year (Sell)	18	1,800	06/28/2013	(23)

				$(174)

WRITTEN OPTIONS OPEN AT APRIL 30, 2013

Description	Counterparty	Number of Contracts	Strike Rate/Price	Expiration Date	Premium Received (000s)	Value (000s)
Credit Default Swap Option 5 year (Put)	Bank of America Corp.	1,500,000	1.00%	09/18/2013	$4	$(2)
Credit Default Swap Option 5 year (Put)	BNP Paribas S.A.	500,000	1.00	09/18/2013	2	(1)
Interest Rate Swap Option 2 year (Put)	Bank of America Corp.	1,000,000	1.15	07/24/2013	2	—
Interest Rate Swap Option 2 year (Put)	Credit Suisse Group AG	200,000	1.15	07/24/2013	—	—
Interest Rate Swap Option 5 year (Call)	Bank of America Corp.	200,000	0.75	09/03/2013	—	—
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	100,000	0.75	09/03/2013	—	—
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	800,000	0.75	09/03/2013	—	(1)
Interest Rate Swap Option 5 year (Put)	Bank of America Corp.	200,000	1.25	09/03/2013	1	(1)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	1,100,000	1.25	09/03/2013	4	(1)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	800,000	1.25	09/03/2013	2	(1)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	900,000	1.35	06/10/2013	2	—
Interest Rate Swap Option 5 year (Put)	Barclays plc	600,000	1.70	07/24/2013	3	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	400,000	1.70	07/24/2013	2	—
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	800,000	3.53	02/29/2016	10	(7)
Interest Rate Swap Option 10 year (Call)	Barclays plc	100,000	1.80	07/29/2013	—	(1)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	200,000	1.80	07/29/2013	1	(1)
Interest Rate Swap Option 10 year (Put)	Barclays plc	100,000	2.65	07/29/2013	1	—
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	200,000	2.65	07/29/2013	2	—
Currency Option U.S. Dollar vs. Japanese Yen (Put)	Bank of America Corp.	200,000	$87.90	06/20/2013	1	—

Total Written Options					$37	$(16)

23

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	Deutsche Bank AG	$41	$41	05/23/2013	$—
Australian Dollar (Buy)	HSBC Bank USA N.A.	31	31	05/23/2013	—
Australian Dollar (Sell)	UBS AG	1,736	1,748	05/23/2013	12
Brazilian Real (Buy)	Bank of America Corp.	19	19	02/18/2014	—
Brazilian Real (Buy)	BNP Paribas S.A.	25	25	02/18/2014	—
Brazilian Real (Buy)	Credit Suisse Group AG	207	210	06/04/2013	(3)
Brazilian Real (Buy)	Goldman Sachs Group Inc.	25	25	02/18/2014	—
Brazilian Real (Sell)	Bank of America Corp.	85	85	06/04/2013	—
Brazilian Real (Sell)	Bank of America Corp.	19	19	02/18/2014	—
Brazilian Real (Sell)	Credit Suisse Group AG	40	40	06/04/2013	—
Brazilian Real (Sell)	Goldman Sachs Group Inc.	25	25	02/18/2014	—
Brazilian Real (Sell)	JP Morgan Chase & Co.	25	25	02/18/2014	—
Brazilian Real (Sell)	UBS AG	127	127	06/04/2013	—
British Pound Sterling (Buy)	Deutsche Bank AG	248	242	06/12/2013	6
British Pound Sterling (Sell)	Barclays plc	958	929	06/12/2013	(29)
British Pound Sterling (Sell)	JP Morgan Chase & Co.	297	285	06/12/2013	(12)
Canadian Dollar (Sell)	Barclays plc	194	190	06/20/2013	(4)
Canadian Dollar (Sell)	Barclays plc	19	19	06/20/2013	—
Chinese Yuan (Buy)	Barclays plc	1,420	1,402	08/05/2013	18
Chinese Yuan (Buy)	Deutsche Bank AG	50	49	08/05/2013	1
Chinese Yuan (Sell)	Deutsche Bank AG	91	90	08/05/2013	(1)
Chinese Yuan (Sell)	HSBC Bank USA N.A.	111	110	08/05/2013	(1)
Chinese Yuan (Sell)	JP Morgan Chase & Co.	386	383	08/05/2013	(3)
Chinese Yuan (Sell)	UBS AG	737	731	08/05/2013	(6)
Euro Currency (Buy)	BNP Paribas S.A.	2,257	2,227	05/02/2013	30
Euro Currency (Buy)	Credit Suisse Group AG	79	78	06/04/2013	1
Euro Currency (Buy)	Credit Suisse Group AG	53	52	06/17/2013	1
Euro Currency (Buy)	JP Morgan Chase & Co.	119	119	05/02/2013	—
Euro Currency (Buy)	JP Morgan Chase & Co.	285	281	10/11/2013	4
Euro Currency (Sell)	Barclays plc	105	104	05/02/2013	(1)
Euro Currency (Sell)	BNP Paribas S.A.	2,258	2,228	06/04/2013	(30)
Euro Currency (Sell)	BNP Paribas S.A.	65	65	06/04/2013	—
Euro Currency (Sell)	HSBC Bank USA N.A.	2,271	2,218	05/02/2013	(53)
Euro Currency (Sell)	JP Morgan Chase & Co.	53	52	06/17/2013	(1)
Euro Currency (Sell)	JP Morgan Chase & Co.	285	262	10/11/2013	(23)
Euro Currency (Sell)	UBS AG	659	633	06/14/2013	(26)
Hungarian Forint (Sell)	Barclays plc	25	25	05/13/2013	—
Hungarian Forint (Sell)	Goldman Sachs Group Inc.	200	207	05/13/2013	7
Hungarian Forint (Sell)	HSBC Bank USA N.A.	26	26	05/13/2013	—
Hungarian Forint (Sell)	Morgan Stanley & Co. LLC	25	25	05/13/2013	—
Hungarian Forint (Sell)	UBS AG	24	24	05/13/2013	—
Japanese Yen (Sell)	Barclays plc	96	94	07/18/2013	(2)
Japanese Yen (Sell)	Deutsche Bank AG	243	324	10/11/2016	81
Japanese Yen (Sell)	JP Morgan Chase & Co.	204	203	05/15/2013	(1)
Mexican Peso (Sell)	Bank of America Corp.	75	74	06/27/2013	(1)
Mexican Peso (Sell)	JP Morgan Chase & Co.	101	100	06/27/2013	(1)
Mexican Peso (Sell)	UBS AG	57	54	06/27/2013	(3)
Mexican Peso (Sell)	UBS AG	85	84	06/27/2013	(1)
Russian Ruble (Buy)	Goldman Sachs Group Inc.	40	40	03/12/2014	—
Russian Ruble (Buy)	JP Morgan Chase & Co.	20	20	03/12/2014	—
Russian Ruble (Sell)	Bank of America Corp.	—	—	10/07/2013	—
Russian Ruble (Sell)	Credit Suisse Group AG	20	20	03/12/2014	—
Russian Ruble (Sell)	UBS AG	40	40	03/12/2014	—
Swedish Krona (Buy)	Credit Suisse Group AG	7	7	05/15/2013	—
Turkish Lira (Sell)	Credit Suisse Group AG	199	197	10/09/2013	(2)

					$(43)

24

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT APRIL 30, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.500%	03/15/2023	AUD$	100	$—
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	3.750	03/15/2023		400	2
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.000	03/15/2023		300	5
CME Group	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.250	03/15/2023		200	8
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.000	06/16/2016	CAD$	1,000	11
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.500	12/18/2023		400	9
CME Group	Canada Bankers Acceptances-CDOR 3-Month	Pay	2.625	09/16/2043		200	(3)
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	09/21/2016		€200	14
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	03/21/2017		200	9
CME Group	EUR-EURIBOR-Act/360-Bloomberg 6-Month	Pay	2.000	09/18/2023		2,100	(77)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	0.500	09/18/2020		¥70,000	—
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.000	09/18/2023		70,000	(5)
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	2.000	12/21/2041		20,000	6
CME Group	British Bankers’ Association LIBOR JPY 6-Month	Pay	1.750	03/21/2043		10,000	—
CME Group	SEK-STIBOR-Bloomberg 3-Month	Pay	2.500	09/15/2016	KR$	1,300	2
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	0.750	06/19/2017		$1,000	(11)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.400	03/20/2018		1,400	(33)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.000	06/19/2023		400	(11)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043		1,000	(32)

Interest Rate Swaps							$(106)

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	iTraxx Europe Crossover Series 18 Version 1	Buy	5.000%	12/20/2017	3.362%	$(10)	$(5)	€100	$(5)
CME Group	iTraxx Europe Series 18 Version 1	Buy	1.000	12/20/2017	0.886	(10)	12	1,300	(22)
CME Group	iTraxx Europe Series 19 Version 1	Buy	1.000	06/20/2018	0.982	(1)	5	400	(6)
CME Group	Markit iTraxx Europe Crossover Series 17 Version 1	Buy	5.000	06/20/2017	2.760	(35)	(24)	300	(11)
CME Group	Markit iTraxx Europe Indices Series 17 Version 1	Buy	1.000	06/20/2017	0.815	(25)	2	2,200	(27)
CME Group	Dow Jones CDX North America High Yield Index Series 15	Buy	5.000	12/20/2015	2.526	(47)	19	$480	(66)
CME Group	Dow Jones CDX North America High Yield Index Series 19	Buy	1.000	12/20/2017	0.657	(7)	(4)	400	(3)
CME Group	Dow Jones CDX North America High Yield Index Series 19	Buy	1.000	12/20/2017	3.270	(257)	(49)	3,300	(208)
CME Group	Dow Jones CDX North America High Yield Index Series 19	Buy	1.000	12/20/2017	0.657	7	4	400	3
CME Group	Dow Jones CDX North America Investment Grade Index Series 15	Buy	1.000	12/20/2015	0.508	(12)	2	600	(14)
CME Group	Dow Jones CDX North America Investment Grade Index Series 16	Buy	1.000	06/20/2016	0.609	(8)	7	400	(15)
CME Group	Dow Jones CDX North America Investment Grade Index Series 19	Buy	1.000	12/20/2017	0.656	(8)	(2)	500	(6)

Credit Default Swaps									$(380)

25

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	AUD-BBR-BBSW-Bloomberg 3-Month	Pay	5.500%	06/15/2013	AUD$	1,500	$5
Barclays plc	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	03/15/2018		300	20
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/14/2017		300	21
UBS AG	AUD-BBR-BBSW-Bloomberg 6-Month	Pay	4.750	12/15/2017		300	20
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	7.585	01/02/2015	R$	1,100	(1)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.160	01/02/2015		600	—
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.440	01/02/2015		400	—
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	9.880	01/02/2015		2,800	59
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.420	01/02/2017		500	(1)
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.600	01/02/2017		800	4
Bank of America Corp.	Brazil Cetip Interbank Deposit	Pay	8.860	01/02/2017		200	—
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	7.620	01/02/2015		200	—
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	10.140	01/02/2015		1,700	40
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.415	01/02/2017		800	—
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.600	01/02/2017		600	3
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	7.550	01/02/2015		100	—
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2015		700	1
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.720	01/02/2017		400	2
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	7.775	01/02/2015		2,100	(1)
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.645	01/02/2017		100	—
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	9.010	01/02/2017		400	—
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	7.795	01/02/2015		1,600	(1)
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.640	01/02/2017		200	(1)
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.590	01/02/2017		200	—
BNP Paribas S.A.	British Bankers’ Association LIBOR JPY 6-Month	Receive	2.000	12/21/2041		¥20,000	(1)

Interest Rate Swaps							$169

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	BNP Paribas 4.250% due 01/16/2014	Buy	1.000%	03/20/2017	0.999%	$—	$4	€100	$(4)
JP Morgan Chase & Co.	BNP Paribas 4.250% due 01/16/2014	Buy	1.000	06/20/2017	1.082	—	10	100	(10)
JP Morgan Chase & Co.	Markit iTraxx Europe Indices Senior Financials Series 16 Version 1	Buy	1.000	12/20/2016	1.533	2	5	100	(3)
Deutsche Bank AG	Markit iTraxx Europe Indices Senior Financials Series 17 Version 1	Buy	1.000	06/20/2017	1.549	2	5	100	(3)
UBS AG	Markit iTraxx Europe Indices Series 9 Version 1	Buy	0.250	06/20/2018	0.481	7	5	600	2
Bank of America Corp.	Standard Chartered Bank	Buy	1.000	06/20/2017	0.877	(1)	4	100	(5)
Bank of America Corp.	Markit iTraxx Japan Index Series 16 Version 1	Buy	1.000	12/20/2016	1.061	(2)	5	¥10,000	(7)
BNP Paribas S.A.	Alcoa Inc. 5.720% due 02/23/2019	Buy	1.000	06/20/2016	1.800	1	3	$100	(2)
Deutsche Bank AG	Arrow Electronics Inc. 6.875% due 06/01/2018	Buy	1.000	03/20/2017	1.157	(1)	—	100	(1)
Goldman Sachs Group Inc.	Carnival Corp. 6.650% due 01/15/2028	Buy	1.000	09/20/2016	0.547	(2)	—	100	(2)
Goldman Sachs Group Inc.	Carnival Corp. 6.650% due 01/15/2028	Buy	1.000	03/20/2018	0.775	(1)	(1)	100	—
Bank of America Corp.	Caterpillar Inc. 5.700% due 08/15/2016	Buy	1.000	09/20/2016	0.458	(2)	—	100	(2)
Bank of America Corp.	Costco Wholesale Corp. 5.500% due 03/15/2017	Buy	1.000	03/20/2017	0.319	(3)	(3)	100	—
Bank of America Corp.	General Electric Capital Corp. 5.625% due 09/15/2017	Buy	1.000	09/20/2016	0.756	(1)	2	100	(3)
Bank of America Corp.	Kingdom of Sweden 3.125% due 05/07/2014	Buy	0.250	09/20/2021	0.343	2	3	200	(1)

26

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Bank of America Corp.	Kohl’s Corp. 6.250% due 12/15/2017	Buy	1.000%	06/20/2016	1.555%	$(1)	$(1)	$100	$—
Bank of America Corp.	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.724	1	5	100	(4)
Deutsche Bank AG	Limited Brands Inc. 6.900% due 07/15/2017	Buy	1.000	03/20/2017	1.724	1	6	100	(5)
BNP Paribas S.A.	Lockheed Martin Corp. 7.650% due 05/01/2016	Buy	1.000	09/20/2017	0.617	(3)	(2)	100	(1)
Bank of America Corp.	Macy’s Inc. 7.450% due 07/15/2017	Buy	1.000	03/20/2017	0.882	(7)	3	400	(10)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.569	(2)	1	100	(3)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.641	(5)	(1)	200	(4)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	06/20/2017	0.700	(2)	(1)	100	(1)
Bank of America Corp.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	12/20/2017	0.798	(2)	—	100	(2)
Goldman Sachs Group Inc.	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	09/20/2016	0.569	(2)	3	100	(5)
UBS AG	Marriott International Inc. 5.810% due 11/10/2015	Buy	1.000	03/20/2017	0.641	(2)	—	100	(2)
Goldman Sachs Group Inc.	Newell Rubbermaid Inc. 6.250% due 04/15/2018	Buy	1.000	03/20/2018	0.684	(2)	(1)	100	(1)
Bank of America Corp.	Nordstrom Inc. 6.950% due 03/15/2028	Buy	1.000	09/20/2016	0.535	(2)	—	100	(2)
Credit Suisse Group AG	Nordstrom Inc. 6.950% due 03/15/2028	Buy	1.000	12/20/2017	0.759	(2)	—	100	(2)
JP Morgan Chase & Co.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	12/20/2016	0.496	2	(5)	100	7
BNP Paribas S.A.	Ryder System Inc. 6.950% due 12/01/2025	Buy	1.000	09/20/2016	0.786	(2)	—	100	(2)
Deutsche Bank AG	Starwood Hotels & Resorts Worldwide Inc. 6.750% due 05/15/2018	Buy	1.000	03/20/2017	0.810	(2)	—	100	(2)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.281	(3)	(2)	100	(1)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.315	(3)	(3)	100	—
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	03/20/2017	0.315	(6)	(4)	200	(2)
Bank of America Corp.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2017	0.363	(3)	(3)	100	—
JP Morgan Chase & Co.	Target Corp. 5.375% due 05/01/2017	Buy	1.000	09/20/2016	0.281	(3)	(2)	100	(1)
Goldman Sachs Group Inc.	The Home Depot Inc. 5.875% due 12/16/2036	Buy	1.000	12/20/2016	0.276	(3)	(2)	100	(1)
Bank of America Corp.	The Kroger Co. 6.150% due 01/15/2020	Buy	1.000	12/20/2016	0.732	(2)	—	100	(2)
Barclays plc	The Williams Companies Inc. 7.500% due 01/15/2031	Buy	1.000	09/20/2016	0.987	(1)	3	100	(4)
BNP Paribas S.A.	United Parcel Service Inc. 8.375% due 04/01/2030	Buy	1.000	09/20/2017	0.291	(4)	(4)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2017	0.321	(3)	(3)	100	—
Bank of America Corp.	Wal-Mart Stores Inc. 5.875% due 04/05/2027	Buy	1.000	06/20/2021	0.576	(4)	(3)	100	(1)
Bank of America Corp.	Wells Fargo & Co. 0.476% due 10/28/2015	Buy	1.000	12/20/2016	0.561	(4)	4	200	(8)
Deutsche Bank AG	Wells Fargo & Co. 0.476% due 10/28/2015	Buy	1.000	09/20/2016	0.526	(2)	1	100	(3)
Deutsche Bank AG	Wells Fargo & Co. 0.476% due 10/28/2015	Buy	1.000	12/20/2016	0.561	(4)	5	200	(9)
Credit Suisse Group AG	Whirlpool Corp. 7.750% due 07/15/2016	Buy	1.000	12/20/2017	1.137	(2)	7	300	(9)
Barclays plc	YUM! Brands, Inc. 6.250% due 03/15/2018	Buy	1.000	12/20/2017	0.677	(2)	(2)	100	—

Credit Default Swaps									$(121)

Total Swaps									$(438)

27

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT APRIL 30, 2013

Par Value (000s)	Security	Proceeds (000s)	Value (000s)
$8,700	Federal National Mortgage Association TBA[8]	$9,165	$(9,226)
1,000	Government National Mortgage Association TBA[8]	1,072	(1,090)
500	U.S. Treasury Bonds	580	(581)
103	U.S. Treasury Inflation Indexed Bonds[10]	117	(118)
4,600	U.S. Treasury Notes	4,890	(4,897)

	Fixed Income Investments Sold Short	$15,824	$(15,912)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$5,371	$699	$6,070
Bank Loan Obligations	—	345	—	345
Collateralized Mortgage Obligations	—	2,656	—	2,656
Convertible Bonds	—	392	—	392
Convertible Preferred Stocks	6	—	—	6
Corporate Bonds & Notes	—	3,325	—	3,325
Foreign Government Obligations	—	2,471	—	2,471
Mortgage Pass-Through	—	10,774	—	10,774
Municipal Bonds	—	713	—	713
Purchased Options	—	37	—	37
U.S. Government Obligations	—	12,864	—	12,864
Short-Term Investments
Commercial Paper	—	498	—	498
Repurchase Agreements	—	2,492	—	2,492

Total Investments in Securities	$6	$41,938	$699	$42,643

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$161	$—	$161
Futures Contracts	6	—	—	6
Swap Agreements	—	253	—	253

Total Financial Derivative Instruments—Assets	$6	$414	$—	$420

Liability Category
Fixed Income Investments Sold Short	$—	$(15,912)	$—	$(15,912)

Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(204)	$—	$(204)
Futures Contracts	(180)	—	—	(180)
Swap Agreements	—	(691)	—	(691)
Written Options	—	(16)	—	(16)

Total Financial Derivative Instruments—Liabilities	$(180)	$(911)	$—	$(1,091)

Total Investments	$(168)	$25,529	$699	$26,060

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/ (Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Asset-Backed Securities	$977	$—	$(262)	$4	$45	$6	$—	$(71)[h]	$699
Written Options	(2)	—	—	—	2	—	—	—	—

	$975	$—	$(262)	$4	$47	$6	$—	$(71)	$699

There were no transfers between levels 1 and 2 during the period.

28

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Asset-Backed Securities
Belle Haven ABS CLO Ltd. [2] Series 2004-1A Cl. A1ST	$24	Benchmark Pricing	Base Price	$48.71
Series 2004-1A Cl. A1SB	47	Benchmark Pricing	Base Price	$48.20

	$71

Huntington CLO Ltd. [2] Series 2005-1A Cl. A1A	$98	Benchmark Pricing	Base Price	$91.00

Newcastle CLO V Ltd. [2] Series 2004-5A Cl. 1	$88	Benchmark Pricing	Base Price	$93.48

Sierra Madre Funding Ltd. Series 2004-1A Cl. A1A	$132	Benchmark Pricing	Base Price	$73.00
Series 2004-1A Cl. ALTB	310	Benchmark Pricing	Base Price	$73.24

	442

	$699

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Unconstrained Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2013.

2	CLO after the name of a security stands for Collateralized Loan Obligations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $2,914 or 8% of net assets.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

9	At April 30, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $1,434 or 4% of net assets.

10	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

h	Transferred from Level 3 to Level 2 due to availability of observable market data for pricing input.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Asset-Backed Securities	$60

x	Valued by subadviser in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

KR$	Swedish Krona.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Strategic Markets Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
ASSETS
Investments, at identified cost*	$416,204	$40,071
Investments, at value	$419,428	$40,151
Repurchase agreements	13,579	2,492
Cash-restricted	—	151
Cash	553	—
Foreign currency, at value (cost: $62, $118)	62	120
Receivables for:
Investments sold	5,665	21,303
Capital shares sold	1,008	17
Interest	1,035	181
Unrealized appreciation on open forward currency contracts	487	161
Unrealized appreciation on swap agreements	8,844	184
Swap premiums paid	58,487	34
Variation margin on futures contracts	31	1
Variation margin on swap agreements	11	—
Prepaid registration fees	—	18
Prepaid fund insurance	1	—
Other assets	4	6
Total Assets	509,195	64,819
LIABILITIES
Payables for:
Due to brokers	14,595	—
Investments purchased	4,930	13,061
Foreign currency spot contracts	4	—
Capital shares reacquired	276	1
Investments sold short, at value (cost: $0, $15,824)	—	15,912
Written options, at value (cost: $1,011, $37)	474	16
Unrealized depreciation on swap agreements	56,910	136
Interest on investments sold short	—	34
Sale-buyback financing transactions	57,184	—
Variation margin on futures contracts	12	12
Variation margin on swap agreements	—	15
Unrealized depreciation on open forward currency contracts	903	204
Accrued expenses:
Management fees	246	25
Transfer agent fees	18	2
Trustees’ fees and expenses	2	—
Other	27	11
Total Liabilities	135,581	29,429
NET ASSETS	$373,614	$35,390
Net Assets Consist of:
Paid-in capital	$387,251	$33,661
Undistributed/(accumulated) net investment income/(loss)	5,860	281
Accumulated net realized gain/(loss)	11,491	(405)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	16,814	2,487
Unrealized appreciation/(depreciation) of other financial instruments	(47,802)	(634)
	$373,614	$35,390
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$371,731	$34,622
Shares of beneficial interest[1]	53,933	3,215
Net asset value per share[2]	$6.89	$10.77
Administrative Class
Net assets	$1,883	$768
Shares of beneficial interest[1]	274	72
Net asset value per share[2]	$6.88	$10.75

*	Including repurchase agreements and short-term investments.

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying footnotes are an integral part of the Financial Statements.

31

Harbor Strategic Markets Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2013 (Unaudited)

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)	Harbor Unconstrained Bond Fund
Investment Income
Interest	$2,538	$452
Total Investment Income	2,538	452
Operating Expenses
Management fees	1,511	143
12b-1 fees:
Administrative Class	2	1
Shareholder communications	16	1
Custodian fees	87	52
Transfer agent fees:
Institutional Class	107	10
Administrative Class	1	—
Professional fees	4	—
Trustees’ fees and expenses	4	—
Registration fees	20	14
Miscellaneous	2	1
Expenses before interest expense	1,754	222
Interest expense	104	2
Total expenses	1,858	224
Transfer agent fees waived	(8)	(1)
Other expenses reimbursed	(59)	(44)
Net expenses	1,791	179
Net Investment Income/(Loss)	747	273
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	1,750	235
Foreign currency transactions	312	55
Investments sold short	(4)	(35)
Swap agreements	18,680	(232)
Futures contracts	(152)	(55)
Written options	441	85
Change in net unrealized appreciation/(depreciation) on:
Investments	(125)	1,305
Forwards	(319)	38
Investments sold short	—	(69)
Swap agreements	(41,882)	(420)
Futures contracts	340	(136)
Written options	237	31
Translations of assets and liabilities in foreign currencies	13	4
Net gain/(loss) on investment transactions	(20,709)	806
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(19,962)	$1,079

32

The accompanying footnotes are an integral part of the Financial Statements.

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$747	$3,962	$273	$635
Net realized gain/(loss) on investments	21,027	(6,541)	53	159
Net unrealized appreciation/(depreciation) of investments	(41,736)	9,141	753	1,291
Net increase/(decrease) in assets resulting from operations	(19,962)	6,562	1,079	2,085
Distributions to Shareholders
Net investment income:
Institutional Class	(3,779)	(4,762)	(610)	(558)
Administrative Class	(14)	(15)	(14)	(17)
Net realized gain on investments:
Institutional Class	(871)	(10,457)	—	(207)
Administrative Class	(3)	(36)	—	(8)
Total distributions to shareholders	(4,667)	(15,270)	(624)	(790)
Net Increase/(Decrease) Derived from Capital Share Transactions	48,501	55,840	3,681	3,093
Net increase/(decrease) in net assets	23,872	47,132	4,136	4,388
Net Assets
Beginning of period	349,742	302,610	31,254	26,866
End of period*	$373,614	$349,742	$35,390	$31,254
* Includes undistributed/(accumulated) net investment income/(loss) of:	$5,860	$8,906	$281	$632

The accompanying footnotes are an integral part of the Financial Statements.

33

Harbor Strategic Markets Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Commodity Real Return Strategy Fund (Consolidated)		Harbor Unconstrained Bond Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$94,845	$160,042	$10,711	$11,184
Net proceeds from redemption fees	2	31	—	—
Reinvested distributions	4,388	14,409	576	726
Cost of shares reacquired	(51,303)	(119,037)	(7,662)	(8,552)
Net increase/(decrease) in net assets	$47,932	$55,445	$3,625	$3,358
Administrative Class
Net proceeds from sale of shares	$1,060	$1,379	$50	$30
Reinvested distributions	17	46	13	24
Cost of shares reacquired	(508)	(1,030)	(7)	(319)
Net increase/(decrease) in net assets	$569	$395	$56	$(265)
SHARES
Institutional Class
Shares sold	13,332	22,343	1,007	1,089
Shares issued due to reinvestment of distributions	610	2,144	55	72
Shares reacquired	(7,220)	(16,615)	(716)	(838)
Net increase/(decrease) in shares outstanding	6,722	7,872	346	323
Beginning of period	47,211	39,339	2,869	2,546
End of period	53,933	47,211	3,215	2,869
Administrative Class
Shares sold	151	194	5	3
Shares issued due to reinvestment of distributions	3	7	1	2
Shares reacquired	(74)	(155)	—	(32)
Net increase/(decrease) in shares outstanding	80	46	6	(27)
Beginning of period	194	148	66	93
End of period	274	194	72	66

The accompanying footnotes are an integral part of the Financial Statements.

34

Harbor Strategic Markets Funds

STATEMENT OF CASH FLOWS (CONSOLIDATED)—Six Months Ended April 30, 2013

(All amounts in thousands)

Harbor Commodity Real Return Strategy Fund
Cash flows used for operating activities:
Net increase in net assets resulting from operations	$(19,962)
Adjustments to reconcile net (decrease) in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(1,067,808)
Proceeds from sales of long-term securities	1,095,282
Proceeds from short-term portfolio investments, net	19,246
Decrease in Investments sold	8,173
Decrease in foreign spot contracts	4
Decrease in interest receivable	185
Increase in swap premiums paid	(58,248)
Decrease in variation margin on futures contracts	88
Decrease in variation margin on swap agreements	31
Decrease in options receivable	2
Decrease in other assets	68
Decrease in investments purchased	(7,113)
Decrease in premiums from options written	(31)
Increase in variation margin on futures contracts	8
Decrease in management fees	(14)
Increase in transfer agent fees	1
Decrease in other liabilities	(38)
Net change in unrealized appreciation on investments	112
Net change in unrealized appreciation on forwards	319
Net change in unrealized appreciation on swaps	41,882
Net change in unrealized appreciation on futures	(340)
Net change in unrealized appreciation on written options	(237)
Net realized loss on investments	(2,500)
Net amortization on investments	1,664
Net cash received from for operating activities	30,736
Cash flows received from financing activities:
Proceeds from shares sold	95,725
Payment on shares redeemed	(52,255)
Proceeds from redemption fees	2
Cash dividend paid	(262)
Decrease in sale-buyback financing transactions	(59,747)
Increase in due to broker	5,989
Net cash used for financing activities	(10,548)
Net Increase in Cash	226
Cash and Foreign Currency
Beginning of period	$389
End of period	615
Reinvestment of dividends	$4,405
Supplemental disclosure of cash flow information:
Interest expense paid during the year	$104

The accompanying notes are an integral part of the Financial Statements.

35

Harbor Strategic Markets Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011		2010	2009		2008[e]
	(Unaudited)
Net asset value beginning of period	$7.38		$7.66		$8.07		$7.28	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	—	*,a	0.08	[a]	0.02	[a]	(0.02)[a]	0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	(0.39)		0.01		0.41		1.46	0.97		(3.69)
Total from investment operations	(0.39)		0.09		0.43		1.44	1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.08)		(0.11)		(0.65)		(0.64)	(0.05)		(0.04)
Distributions from net realized capital gains[1]	(0.02)		(0.26)		(0.19)		(0.01)	—		—
Total distributions	(0.10)		(0.37)		(0.84)		(0.65)	(0.05)		(0.04)
Proceeds from redemption fees	—	*	—	*	—	*	— *	—	*	—	*
Net asset value end of period	6.89		7.38		7.66		8.07	7.28		6.30
Net assets end of period (000s)	$371,731		$348,315		$301,478		$150,555	$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	(5.39)%[b,c]		1.73%[b]		5.56%[b]		21.29%[b]	16.55%[b]		(36.82)%[b,c]
Ratio of total expenses to average net assets[2]	1.04	[d]	1.09		1.05		1.15	1.30		29.89	[d]
Ratio of net expenses to average net assets	1.00	[a,d]	1.00	[a]	0.94	[a]	0.94 [a]	0.94	[a]	0.94	[a,d]
Ratio of net expenses excluding interest expense to average net assets	0.94	[a,d]	0.94	[a]	0.94	[a]	0.94 [a]	0.94	[a]	0.94	[a,d]
Ratio of net investment income to average net assets	0.42	[a,d]	1.21	[a]	1.79	[a]	1.11 [a]	2.72	[a]	1.56	[a,d]
Portfolio turnover	236	[c]	474		581		390	515		295	[c]

HARBOR UNCONSTRAINED BOND FUND
	Institutional Class							Administrative Class
	6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010[f]				2012		2011	2010[f]
	(Unaudited)							(Unaudited)
Net asset value beginning of period	$10.65		$10.18		$10.35	$10.00		$10.63		$10.17		$10.34	$10.00
Income from Investment Operations
Net investment income/(loss)	0.09	[a]	0.21	[a]	0.14 [a]	0.10	[a]	0.07	[a]	0.27	[a]	0.14 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.25		0.55		(0.22)	0.33		0.26		0.46		(0.24)	0.31
Total from investment operations	0.34		0.76		(0.08)	0.43		0.33		0.73		(0.10)	0.41
Less Distributions
Dividends from net investment income	(0.22)		(0.21)		(0.09)	(0.08)		(0.21)		(0.19)		(0.07)	(0.07)
Distributions from net realized capital gains[1]	—		(0.08)		—	—		—		(0.08)		—	—
Total distributions	(0.22)		(0.29)		(0.09)	(0.08)		(0.21)		(0.27)		(0.07)	(0.07)
Net asset value end of period	10.77		10.65		10.18	10.35		10.75		10.63		10.17	10.34
Net assets end of period (000s)	$34,622		$30,551		$25,922	$5,676		$768		$703		$944	$163
Ratios and Supplemental Data (%)
Total return	3.21%[b,c]		7.68%[b]		(0.74)%[b]	4.32%[b,c]		3.11%[b,c]		7.38%[b]		(0.93)%[b]	4.09%[b,c]
Ratio of total expenses to average net assets[2]	1.33	[d]	1.45		1.59	5.62	[d]	1.58	[d]	1.70		1.85	5.86	[d]
Ratio of net expenses to average net assets	1.06	[a,d]	1.07	[a]	1.05 [a]	1.05	[a,d]	1.31	[a,d]	1.32	[a]	1.30 [a]	1.30	[a,d]
Ratio of net expenses excluding interest expense to average net assets	1.05	[a,d]	1.05	[a]	1.05 [a]	1.05	[a,d]	1.30	[a,d]	1.30	[a]	1.30 [a]	1.30	[a,d]
Ratio of net investment income to average net assets	1.63	[a,d]	2.26	[a]	1.86 [a]	1.95	[a,d]	1.38	[a,d]	2.03	[a]	1.58 [a]	1.64	[a,d]
Portfolio turnover	754	[c]	1,262		1,067	954	[c]	754	[c]	1,262		1,067	954	[c]

36

Administrative Class
6-Month Period Ended April 30, 2013	Year Ended October 31
	2012		2011	2010	2009		2008[e]
(Unaudited)
$7.37	$7.65		$8.06	$7.26	$6.30		$10.00

(0.06)[a]	0.08	[a]	(0.18)[a]	(0.21)[a]	0.03	[a]	0.01	[a]
(0.34)	—		0.59	1.64	0.97		(3.69)
(0.40)	0.08		0.41	1.43	1.00		(3.68)

(0.07)	(0.10)		(0.63)	(0.62)	(0.04)		(0.02)
(0.02)	(0.26)		(0.19)	(0.01)	—		—
(0.09)	(0.36)		(0.82)	(0.63)	(0.04)		(0.02)
— *	—	*	— *	— *	—	*	—	*
6.88	7.37		7.65	8.06	7.26		6.30
$1,883	$1,427		$1,132	$385	$235		$95

(5.50)%[b,c]	1.50%[b]		5.31%[b]	21.13%[b]	16.02%[b]		(36.83)%[b,c]
1.29 [d]	1.34		1.31	1.40	2.03		30.36	[d]
1.26 [a,d]	1.26	[a]	1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,d]
1.19 [a,d]	1.19	[a]	1.19 [a]	1.19 [a]	1.19	[a]	1.19	[a,d]
0.12 [a,d]	1.13	[a]	1.59 [a]	0.87 [a]	1.10	[a]	1.02	[a,d]
236 [c]	474		581	390	515		295	[c]

The accompanying footnotes are an integral part of the Financial Statements.

37

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	For the period April 1, 2010 (inception) through October 31, 2010.

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2013 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to two classes of shares, designated as Institutional Class and Administrative Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts, options contracts and exchange cleared swap agreements) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the

38

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

39

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

40

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, each Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Forward Commitments and When-Issued Securities

During the period, Harbor Unconstrained Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

41

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to

42

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended April 30, 2013 was $93,270 at a weighted average interest rate of 0.234% for the Harbor Commodity Real Return Strategy Fund and $1,372 at a weighted average interest rate of 0.252% for the Harbor Unconstrained Bond Fund.

Short Sales

During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations

43

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality

44

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2013 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund was $300 and $100, respectively.

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Commodity Real Return Strategy Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

45

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Variance Swaps are agreements between counterparties to exchange cash flows based upon the measured variance (or the square of volatility) of a specified underlying asset. One party agrees to exchange a strike price (“Fixed Rate”) for the realized price variance (“Floating Rate”) on the underlying asset with respect to the notional amount. During the period, Harbor Commodity Real Return Strategy Fund used variance swap agreements to gain or mitigate exposure to underlying reference assets or securities.

When a variance swap agreement is originated, the strike price is generally set such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged where the payoff amount is equal to the difference between the final market price of the asset and the strike price multiplied by the notional amount. As a receiver of the Floating Rate, a Fund receives the payoff amount when the final market price is greater than the strike price, and owes the payoff amount when the final market price is less than the strike price. As a payer of the Floating Rate, a Fund owes the payoff amount when the final market price is greater than the strike price, and receives the payoff amount when the final market price is less than the strike price.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, each Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

46

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for Harbor Commodity Real Return Strategy Fund in order to gain exposure to certain asset classes consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, Harbor Commodity Real Return Strategy Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive

47

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2013, the Subsidiary represented approximately $50,784 or approximately 13.5% of the net assets of Harbor Commodity Real Return Strategy Fund.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Treatment of Income from Offshore Subsidiary for Harbor Commodity Real Return Strategy Fund

Direct investment by a mutual fund in certain commodity-linked securities and derivative instruments is limited under Subchapter M of the Internal Revenue Code by the requirement that a mutual fund receive no more than ten percent (10%) of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company. The Harbor Commodity Real Return Strategy Fund seeks to gain exposure indirectly to commodity markets by investing in the Subsidiary, which may invest without limitation in commodity-linked securities and derivative instruments. The IRS has issued private letter rulings to other taxpayers concluding that income produced by certain types of commodity-linked notes or a fund’s investment in a controlled foreign corporation (such as the Subsidiary) will constitute qualifying income. The tax treatment of commodity-related derivative instruments may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Harbor Commodity Real Return Strategy Fund’s taxable income and distributions. In late July 2011, the IRS indicated that the granting of private letter rulings is currently suspended. As a result, the Fund is unable to obtain a private letter ruling with respect to its investments or structure, although, based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to continue to treat its income from commodity-linked securities and the Subsidiary as qualifying income. If the IRS should make an adverse determination relating to the treatment of such income, the Fund would likely need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a regulated investment company, which could adversely affect the Fund.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

48

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Consolidated Statement of Cash Flows

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires entities providing financial statements that report both a Statement of Assets and Liabilities and a Statement of Operations to also provide a Statement of Cash Flows for each period for which results of operations are provided. Investment companies that meet certain conditions are exempted from this requirement. One of the conditions that must be satisfied is that the fund have little or no debt outstanding during the period. During the six-month period ended April 30, 2013, Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund entered into repurchase agreements, which are now categorized as sale-buyback financing transactions under the newly effective Accounting Standards Update (“ASU”) 2011-03, A Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”). ASU 2011-03 refers to the accounting for repurchase agreements and similar agreements that entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. These transactions resulted in debt being recorded on each Fund’s Statement of Assets and Liabilities. Management has determined that the average level of debt outstanding during the period for Harbor Commodity Real Return Strategy Fund requires the Fund to present a Consolidated Statement of Cash Flows.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2013 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund	$1,043,250	$24,558	$1,055,595	$39,687
Harbor Unconstrained Bond Fund	155,119	21,537	153,400	17,320

Written Options

Transactions in written options for the period ended April 30, 2013 are summarized as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND
	Options Written		Options Written		Options Written
	Swap Options - U.S.		Commodity Option		U.S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	57,800,000	$543	400,128	$499	—	$—
Options opened	141,200,000	508	3,249	366	10	3
Options closed	(114,800,000)	(643)	(400,360)	(262)	(10)	(3)
Options expired	—	—	—	—	—	—

Open at 4/30/2013	84,200,000	$408	3,017	$603	—	$—

HARBOR UNCONSTRAINED BOND FUND
	Options Written
	Swap Options - U.S.
	Number of Contracts	Premiums Received
Options outstanding at beginning of year	8,500,000	$83
Options opened	16,700,000	62
Options closed	(15,300,000)	(108)
Options expired	—	—

Open at 4/30/2013	9,900,000	$37

49

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. In the summer of 2013, Rabobank Nederland is expected to sell 90.00001% of its shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Commodity Real Return Strategy Fund	0.81	%*	0.84%
Harbor Unconstrained Bond Fund	0.85%		0.85%

*	Advisory fee reduced from 0.86% to 0.81% effective March 1, 2013.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statement of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses, not including interest expense, to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Unconstrained Bond Fund limiting the total expenses, not including interest expense, to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively. The contractual expense limitations are effective through February 28, 2014. All expense limitations are inclusive of the transfer agent fee waiver discussed in the following Transfer Agent note.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares (collectively, the “12b-1 Plan”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative Class shares. The 12b-1 Plan compensates the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plan need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plan does not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

50

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2013, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group			Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Total
Harbor Commodity Real Return Strategy Fund	34,383	1	34,384	0.0%
Harbor Unconstrained Bond Fund	314,755	15,931	330,686	0.1%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Strategic Market Funds totaled $4 for the six-month period ended April 30, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact will be a liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

Effective March 1, 2013, a redemption fee is no longer charged on shares of the Harbor Commodity Real Return Strategy Fund. Prior to March 1, 2013, a 2% redemption fee was charged on shares of the Fund that were redeemed within 30 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the six-month period ended April 30, 2013 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$2

51

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$416,204	$18,015	$(1,212)	$16,803
Harbor Unconstrained Bond Fund*	40,071	2,705	(133)	2,572

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies.

Each Fund’s derivative instruments as of the six-month period ended April 30, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2013, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)

Statement of Assets and Liabilities Caption	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Assets
Investments, at value (Purchased Options)	$—	$18	$50	$—	$32	$100
Open forward currency contracts	—	—	487	—	—	487
Unrealized appreciation on OTC swap agreements[b]	98	271	—	9	8,466	8,844
Variation margin on futures contracts[a]	—	89	—	—	831	920
Liabilities
Open forward currency contracts	$—	$—	$(903)	$—	$—	$(903)
Unrealized depreciation on OTC swap agreements[b]	—	(259)	—	(129)	(56,522)	(56,910)
Variation margin on exchange traded swap agreements[a,b]	—	(153)	—	—	—	(153)
Variation margin on futures contracts[a]	—	(4)	—	—	(620)	(624)
Written options, at value	—	(136)	(50)	—	(288)	(474)

52

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (Purchased Options)	$14	$21	$2	$37
Open forward currency contracts	—	161	—	161
Unrealized appreciation on OTC swap agreements[b]	175	—	9	184
Variation margin on exchange traded swap agreements[a,b]	66	—	3	69
Variation margin on futures contracts[a]	6	—	—	6
Liabilities
Open forward currency contracts	$—	$(204)	$—	$(204)
Unrealized depreciation on OTC swap agreements[b]	(6)	—	(130)	(136)
Variation margin on exchange traded swap agreements[a,b]	(172)	—	(383)	(555)
Variation margin on futures contracts[a]	(180)	—	—	(180)
Written options, at value	(13)	—	(3)	(16)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $58,487 and $34 for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2013 were:

HARBOR COMMODITY REAL RETURN STRATEGY FUND (CONSOLIDATED)
Net Realized Gain/(Loss) on Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$—	$383	$—	$—	$383
Futures Contracts	—	24	—	—	(176)	(152)
Option Contracts-Purchased	—	75	—	—	(202)	(127)
Option Contracts-Written	—	230	20	—	191	441
Swap Agreements	—	51	—	32	18,597	18,680

Realized Net Gain/(Loss) on Derivatives	$—	$380	$403	$32	$18,410	$19,225

Change in Unrealized Appreciation/(Depreciation) on Derivatives		Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$—	$(319)	$—	$—	$(319)
Futures Contracts	—	71	—	—	269	340
Option Contracts-Purchased	—	(8)	—	—	20	12
Option Contracts-Written	—	182	10	—	45	237
Swap Agreements	57	(242)	—	(77)	(41,620)	(41,882)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$57	$3	$(309)	$(77)	$(41,286)	$(41,612)

53

Harbor Strategic Markets Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR UNCONSTRAINED BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$69	$—	$—	$69
Futures Contracts	20	—	—	(75)	(55)
Option Contracts-Purchased	(85)	—	—	—	(85)
Option Contracts-Written	85	—	—	—	85
Swap Agreements	(59)	—	(179)	6	(232)

Realized Net Gain/(Loss) on Derivatives	$(39)	$69	$(179)	$(69)	$(218)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Forward Currency Contracts	$—	$38	$—	$—	$38
Futures Contracts	(136)	—	—	—	(136)
Option Contracts-Purchased	30	—	—	—	30
Option Contracts-Written	32	1	(2)	—	31
Swap Agreements	(34)	—	(383)	(3)	(420)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$(108)	$39	$(385)	$(3)	$(457)

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

54

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Commodity Real Return Strategy Fund
Institutional Class	1.00%
Actual		$4.83	$1,000	$946.10
Hypothetical (5% return)		5.01	1,000	1,019.71
Administrative Class	1.26%
Actual		$6.08	$1,000	$945.00
Hypothetical (5% return)		6.31	1,000	1,018.39
Harbor Unconstrained Bond Fund
Institutional Class	1.06%
Actual		$5.34	$1,000	$1,032.10
Hypothetical (5% return)		5.31	1,000	1,019.41
Administrative Class	1.31%
Actual		$6.60	$1,000	$1,031.10
Hypothetical (5% return)		6.56	1,000	1,018.14
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

55

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE DOMESTIC EQUITY FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately. During the six-month period ended April 30, 2013, the Board of Trustees reviewed and approved the Funds’ advisory and subadvisory agreements at two separate Board meetings: (i) a regular in-person meeting held on February 10-12, 2013 when the Board conducted its annual review of the Funds’ existing agreements; and (ii) a special in-person meeting held on March 25-26, 2013 when the Board reviewed new agreements for each Fund in connection with the proposed sale of Robeco Groep N.V., Harbor Capital’s parent company.

FEBRUARY ANNUAL MEETING

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

56

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

57

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees had also received presentations by investment professionals from the Subadviser for Harbor Commodity Real Return Fund and Harbor Unconstrained Bond Fund at meetings of the Board of Trustees held in 2012. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Commodity Real Return Strategy Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Commodity Real Return Strategy Fund (inception date September 2, 2008), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper universe and group medians for the one-, two- and three-year periods ended December 31, 2012 and its performance at its Lipper universe and group medians for the four-year and since inception periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one- and three-year rolling returns as of December 31, 2012 were ranked in the first quartile. The Trustees also considered the

58

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

fact that the Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total Return, for the one- and three-year periods ended December 31, 2012.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the commodity and inflation-protection asset classes specifically, noting that PIMCO managed approximately $19.5 billion in assets in the PIMCO CommodityRealReturn Strategy Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/Treasury Inflation Protected Securities (TIPS) and commodities markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $350 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees also noted that Harbor Capital lowered the Fund’s contractual management fees from 0.86% to 0.81% effective March 1, 2013. They noted that the Adviser’s profitability in managing the Fund was not excessive.

Harbor Unconstrained Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Unconstrained Bond Fund (inception date April 1, 2010), the Trustees noted the Fund’s Institutional Class underperformed relative to its Lipper group and universe medians for the one-, two- and since inception periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-year rolling return as of December 31, 2012 was ranked in the third quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Index, for the one-year period ended December 31, 2012. The Trustees noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $18.8 billion in assets in the PIMCO Unconstrained Bond Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $50 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the Lipper group and universe median expense ratios. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. They noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

59

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

*  *  *

MARCH SPECIAL MEETING

At a special in-person meeting of the Board of Trustees held on March 25 and 26, 2013, (the “Special Meeting”), the Trustees considered and approved for each Fund a new Investment Advisory Agreement with the Adviser in light of the proposed sale of 90.00001% of the outstanding securities of Robeco Groep N.V., the Adviser’s parent company, from Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (the “Transaction”).

The Trustees concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this consideration, the Trustees noted that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Trustees also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

In evaluating each new Investment Advisory Agreement in light of the Transaction, the Trustees considered, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. The Trustees noted that a substantial portion of their review of these general topics had been conducted as part of, and in conjunction with, the Trustees’ annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Trustees held on February 10-12, 2013. The Trustees noted that during the review process that led to their approval of the existing advisory agreements on February 10-12, 2013, the Trustees had been aware that they likely would be asked in the very near future to consider approval of the new advisory agreements to go into effect following ORIX’s acquisition of Robeco.

The Trustees noted that on February 10-12, 2013, they had concluded, in light of all factors considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements and the various fee waiver and expense limitation arrangements were fair and reasonable. Among other factors, the Trustees noted that they had considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to the Adviser and their affiliates and third party subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to each Fund. A full discussion of the Trustees’ considerations at its February 10-12, 2013 meeting precedes this discussion.

The Trustees then considered their conclusions in connection with their February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Trustees’ general satisfaction with the nature and quality of services being provided. The Trustees further considered assurances from the Adviser that it was aware of no additional developments unrelated to the transaction and not already disclosed to the Trustees since February 10-12, 2013 that would be a material consideration to the Trustees in connection with their consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Trustees focused their review on, and requested and evaluated other information relating to, the potential impact of the transaction on the operations, personnel, organizational structure,

60

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

capitalization, and financial and other resources of the Adviser and its affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. The Trustees took into account that, commencing in June of 2012, it had made ongoing inquiries to, and received regular updates from, the Adviser and Robeco relating to the transaction.

The Trustees noted that, between November 2012 and the Special Meeting, the Trustees had accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed transaction and related matters. The Trustees noted that this analysis focused on, among other matters, the expectations for continuity and stability of the Adviser throughout implementation of the transaction and thereafter. In this connection, the Trustees noted that they generally had been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and had decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Trustees carefully considered the Adviser’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in their due diligence process, the following actions were taken and considered by, or on behalf of, the Trustees:

1.	The Independent Trustees solicited and received ongoing advice regarding the Trustees’ legal duties from independent legal counsel for such Trustees, which counsel has extensive experience regarding such matters.

2.	The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3.	The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both the Adviser and ORIX regarding the transaction, including details regarding each entity’s anticipated business plan for continuing operations after the transaction.

4.	The Trustees received and evaluated written responses from the Adviser and ORIX pursuant to inquiries made on the Trustees’ behalf. The Trustees requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at the Adviser, including its Chief Executive Officer, as well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.	The Independent Trustees and the Trustees had received at this meeting a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and the Adviser, and considered input from legal counsel.

6.	At the Special Meeting, the Independent Trustees had requested and received assurances that: (i) the Adviser and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) the Adviser and the subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of, or the principal investment strategies used to manage, any of the Funds. In this regard, the Trustees considered representations by the Adviser and its affiliates that Robeco’s ownership by ORIX as contemplated by the transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.	At the Special Meeting, the Trustees also requested and received written undertakings relating to certain financial resources to be available to the Adviser and the Funds following the closing of the transaction. Specifically, these undertakings related to: (i) the Adviser’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within the Adviser.

8.	The Trustees considered representations by the Adviser and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

61

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

9.	The Trustees considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

10.	The Trustees considered that the Adviser, Rabobank and ORIX and their affiliates have agreed to bear the expenses associated with obtaining Trustee and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the transaction.

11.	The Trustees considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

12.	The Trustees considered acknowledgements from ORIX and Robeco of the importance of the Adviser continuing to be able to operate independently and in the interests of Fund shareholders.

13.	The Trustees considered the potential benefits that may be realized by the Adviser and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.	The Trustees considered that, if shareholders approve the new advisory agreements, the Trustees currently expect to continue to conduct a formal annual contracts review and renewal process consistent with the process they would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Trustees would not legally be required to review or renew those contracts until 2015. However, the Trustees currently intend to conduct annual reviews of such contracts, and the Adviser has consented to this process. If the Trustees conduct their future annual reviews in accordance with their customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Trustees emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and their affiliates to comply with their undertakings to the Trustees and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in their view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

The Trustees also considered and approved a new Subadvisory Agreement with each Fund’s Subadviser with respect to Harbor Commodity Real Return Strategy Fund and Harbor Unconstrained Bond Fund. The Trustees noted that they had recently considered and approved the continuation of the Funds’ existing subadvisory agreements at their in-person meeting on February 10-12, 2013 and that there were no differences between the Funds’ existing subadvisory agreements and the proposed new Subadvisory Agreements other than the date of each agreement.

62

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002) and Director of Tower Development Corporation (cell tower developer) (2009-present).	28	Director of FiberTower Corperation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Tresurer (2007-2012), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

63

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins, CFA (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street 20th Floor Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

64

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

65

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

66

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

67

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

68

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

69

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.SM.0413

Semi-Annual Report

April 30, 2013

Fixed Income Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Convertible Securities Fund	HACSX	HRCSX	HICSX

Harbor Emerging Markets Debt Fund	HAEDX	HREDX	—

Harbor High-Yield Bond Fund	HYFAX	HYFRX	HYFIX

Harbor Bond Fund	HABDX	HRBDX	—

Harbor Real Return Fund	HARRX	HRRRX	—

Harbor Money Market Fund	HARXX	HRMXX	—

This document must be preceded or accompanied by a Prospectus.

Harbor Fixed Income Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Unannualized Total Return 6 Months Ended April 30, 2013
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund	5.68%	5.65%	5.49%
Harbor Emerging Markets Debt Fund	3.65	3.52	N/A
Harbor High-Yield Bond Fund	5.50	5.33	5.20
Harbor Bond Fund	2.39	2.34	N/A
Harbor Real Return Fund	0.87	0.69	N/A
Harbor Money Market Fund	0.05	0.05	N/A

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2013
BofA Merrill Lynch All US Convertible Ex Mandatory; domestic convertible bonds	12.69%
50% JPM EMBI Diversified/50% JPM GBI-EMGD; emerging markets bonds	4.75
JPM EMBI Diversified	2.50
JPM GBI-EMGD	7.02
BofA Merrill Lynch US High Yield Index; domestic high-yield bonds	7.26
Barclays U.S. Aggregate Bond Index; domestic bonds	0.90
Barclays U.S. TIPS Index; domestic bonds	0.25
BofA Merrill Lynch US 3-Month Treasury Bill Index; domestic short-term	0.06

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2009*	2010*	2011*	2012*	2013[b]
HARBOR FIXED INCOME FUNDS
Harbor Convertible Securities Fund
Institutional Class	N/A	N/A	0.85%[a]	0.83%	0.78%	0.87%
Administrative Class	N/A	N/A	1.10 [a]	1.08	1.03	1.20
Investor Class	N/A	N/A	1.22 [a]	1.20	1.15	1.29
Harbor Emerging Markets Debt Fund
Institutional Class	N/A	N/A	1.05%[a]	1.05%	1.01%	1.00%
Administrative Class	N/A	N/A	1.30 [a]	1.30	1.27	1.35
Harbor High-Yield Bond Fund
Institutional Class	0.75%	0.67%	0.65%	0.64%	0.64%	0.83%
Administrative Class	1.00	0.92	0.90	0.89	0.89	1.16
Investor Class	1.12	1.04	1.00	1.01	1.01	1.18
Harbor Bond Fund
Institutional Class	0.57%	0.55%	0.53%	0.54%	0.54%	0.66%
Administrative Class	0.82	0.80	0.78	0.79	0.79	1.02
Harbor Real Return Fund
Institutional Class	0.60%	0.60%	0.60%	0.59%	0.58%	0.57%
Administrative Class	0.85	0.85	0.85	0.84	0.83	0.93
Harbor Money Market Fund
Institutional Class	0.21%	0.01%	0.00%	0.00%	0.00%	0.17%
Administrative Class	0.25	0.01	0.00	0.00	0.00	0.18

*	Audited.
1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights)
2	The Morningstar Average includes all actively managed no-load funds in the April 30, 2013 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio and with the following additional characteristics for each Harbor Funds share class: Institutional Class contains funds with 12b-1 fees less than or equal to 0.25%; Administrative Class contains funds with 12b-1 fees and which are restricted primarily for use by retirement plans; and Investor Class contains funds with 12b-1 fees and a minimum investment less than $50,000.
a	Annualized for the period May 1, 2011 (inception) through October 31, 2011.
b	Unaudited annualized figures for the six-month period ended April 30, 2013.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Intermediate-term bonds managed positive results for the fiscal first half ended April 30, 2013. Returns of U.S. Treasury securities lagged behind those of other fixed income sectors as some investors showed a willingness to assume higher levels of risk in the search for additional yield. The broad U.S. taxable bond market advanced 0.90%, while other fixed income asset classes, including convertible securities, high-yield bonds, and emerging markets debt, fared substantially better. Money market returns remained near zero as the Federal Reserve continued to hold short-term rates at historically low levels.

The U.S. Treasury yield curve flattened as yield spreads between long-term and short-term securities narrowed. The yield of the 10-year Treasury note, a benchmark for mortgage loan rates and other borrowing costs, ended the fiscal half-year at 1.67%, down by 2 basis points, or 0.02 percentage points, from the end of fiscal 2012.

Harbor Fixed Income Funds

Harbor Bond Fund (Institutional Class) returned 2.39% and outperformed its Barclays U.S. Aggregate Bond Index benchmark by 149 basis points or 1.49 percentage points. The Fund also continued its long-term outperformance of the index for the latest 5 years, 10 years and since its inception in 1987. Harbor Real Return Fund (Institutional Class) gained 0.87%, beating its benchmark, the Barclays U.S. TIPS Index, by 62 basis points.

Two conservatively managed fixed income funds executed their investment strategies as expected although they trailed their benchmarks in the current market environment. Harbor Convertible Securities Fund (Institutional Class), with a return of 5.68%, trailed its BofA Merrill Lynch All US Convertible Ex Mandatory Index by 701 basis points. Harbor High-Yield Bond Fund (Institutional Class) returned 5.50%, which was 176 basis points lower than the return of the Fund’s benchmark, the BofA Merrill Lynch High Yield Index.

Harbor Emerging Markets Debt Fund (Institutional Class) had a return of 3.65%, trailing its 50% JPM EMBI Diversified/50% JPM GBI-EMGD benchmark by 110 basis points. Harbor Money Market Fund (Institutional Class) returned 0.05%, lagging its benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index, by one basis point.

As always, we recommend that shareholders maintain a long-term perspective in evaluating all of their investments, including Harbor Funds. Comments by the portfolio managers of each fixed income fund can be found in the pages preceding each Fund’s portfolio of investments.

	RETURNS FOR PERIODS ENDED APRIL 30, 2013
	Unannualized		Annualized
Fixed Income	6 Months	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	7.26%	14.04%	10.83%	9.52%	N/A
Barclays US Aggregate Bond Index (domestic bonds)	0.90	3.68	5.72	5.04	7.92%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.06	0.12	0.33	1.75	4.58

Domestic Equities
Wilshire 5000 Total Market Index (entire U.S. stock market)	15.38%	17.28%	5.87%	8.81%	10.45%
S&P 500 Index (large cap stocks)	14.42	16.89	5.21	7.88	10.62
Russell Midcap® Index (mid cap stocks)	18.90	19.20	7.24	11.63	11.98
Russell 2000® Index (small cap stocks)	16.58	17.69	7.27	10.47	9.12
Russell 3000® Growth Index	13.93	12.83	6.75	8.26	9.33
Russell 3000® Value Index	16.33	21.64	4.36	8.56	11.19

International & Global
MSCI EAFE (ND) Index (foreign stocks)	16.90%	19.39%	-0.93%	9.23%	9.48%
MSCI World (ND) Index (global stocks)	14.67	16.70	1.81	8.29	9.30
MSCI EM Index (emerging markets)	5.29	3.97	-0.33	16.14	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	-8.28%	3.45%	N/A

Domestic Equity, International Equity, and Strategic Markets

U.S. equities had strong returns for the fiscal first half. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 15.38%, as indications of continued modest economic improvement, the ongoing support from the Federal Reserve and the accommodative stances of central banks in many developed countries created a favorable environment for equities.

Developed equity markets outside the U.S. had a good fiscal first half as measured by the MSCI EAFE (ND) Index, which had a return of 16.90%. (All international and global returns are in U.S. dollars.) Japan’s accommodative policies to stimulate its economy led to sharply higher Japanese share prices. The MSCI World (ND) Index, a measure of global equities including the U.S., returned 14.67%. Emerging markets gained 5.29%.

Commodity markets retreated over concerns about the modest pace of economic growth, particularly in China. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a -6.34% return.

Harbor Funds Proxy

During the fiscal first half, it was announced that ORIX Corporation would purchase over 90% of Robeco Groep, N.V. (“Robeco”), the parent company of Harbor Capital Advisors, the adviser to Harbor Funds. Robeco has owned Harbor Capital Advisors since 2001. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), which has owned 100% of Robeco, will own slightly less than 10% of Robeco following the transaction.

Harbor Funds shareholders were asked to approve new advisory agreements between Harbor Capital Advisors and Harbor Funds because the previous advisory agreements terminate as a result of the transaction. During the fiscal first half, Harbor Funds sent all shareholders a proxy statement requesting votes on new advisory agreements between Harbor Capital Advisors and Harbor Funds. Shareholders were also asked to approve an amendment to the Declaration of Trust for Harbor Funds to help modernize the principal governing document of the fund family.

The transaction is expected to close about July 1, 2013. We do not believe the transaction will have any material effect on Harbor Capital Advisors or Harbor Funds.

We appreciate shareholders exercising their rights in governing Harbor Funds by reviewing the proxy statement and voting on the two proposals.

Disciplined Investing

The developed global equity markets performed well in the fiscal first half with domestic equities achieving very strong double-digit returns. The S&P 500 Index reached new highs in the first six months—and moved higher still after the close of the fiscal half-year on April 30.

In late May, the equity and bond markets reacted to comments from the Federal Reserve suggesting that the stimulus provided by the Fed’s bond buying program could be reduced sooner than many investors had expected. Concerns over such tapering of the stimulus program caused both equity and bond markets to decline and become more volatile.

In the short term, it is never possible to predict with certainty the direction of the equity and fixed income markets. Given the always uncertain environment, investors are encouraged to maintain a long-term perspective and a disciplined approach to investing, using a diversified asset allocation of equities, fixed income and cash that is consistent with their tolerance for risk.

Harbor Funds offers a variety of actively-managed funds to create a diversified portfolio to help investors achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 28, 2013

David G. Van Hooser

Chairman

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2011

Raymond F. Condon

Since 2011

Shenkman Capital has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return by investing primarily in a portfolio of convertible securities

PRINCIPAL STYLE CHARACTERISTICS

Convertible securities

Mark Shenkman

Raymond F. Condon

Management’s Discussion of

Fund Performance

MARKET REVIEW

With equity markets smashing through record highs, investors appeared to give up their pessimism during the period despite the fact that the current resurgence is built on skepticism and hesitancy. The catalyst for the risk rally has been the Federal Reserve’s unprecedented monetary stimulus, pumping almost $3 trillion into the economy since 2008.

In a risk rally, investors shrug off storm warnings by reallocating assets to the highest potential return, with little regard for risk factors. In our view, one of three different scenarios is playing out: (1) we are in the calm before the storm; (2) we are in the eye of the storm; (3) the storm has passed. During the period, investors expressed the view that the storm has passed by adding more-volatile assets to their portfolios.

The November through December run-up in the market amid near-term optimism that a solution to the “fiscal cliff” might be found proved to be fortuitous. Following the dramatic New Year’s Eve compromise, market psychology regarding prospects for the U.S. turned positive. The total return for the BofA Merrill Lynch Ex Mandatory Index in the last six months was 12.69%, with the underlying equity securities within the Index returning 22.18%. It is worth noting that equities underlying convertibles have outperformed the S&P 500 Index by 173 basis points over that time frame; this continued the trend reversal of late 2012 and we believe represents a potential catalyst for further outperformance.

The November to April rally saw the underlying convertible valuations transition to a more equity-like condition. According to the BofA Merrill Lynch All US Convertible Index, the investment premium on April 30 had expanded to 57.38% from 40.51% at the end of October. At the same time, the underlying equity premium contracted to 33.19% from 48.88%.

PERFORMANCE

The Harbor Convertible Securities Fund advanced 5.68% (Institutional Class), 5.65% (Administrative Class), and 5.49% (Investor Class) for the six months ended April 30, compared with the 12.69% return of the BofA Merrill Lynch All US Convertibles ex Mandatory Index.

Oil Services was the Fund’s top industry for the past six months, contributing 53 basis points. The industry has benefited from the continued expansion in domestic exploration activity, both onshore and in the Gulf. The Fund’s second-best industry was Health Care Equipment & Supply, contributing 49 basis points. The industry was the beneficiary of a better earnings outlook in an innovative environment. Conglomerates, led by Trinity Industries, was the third-best contributor, contributing 41 basis points. The industry continues to benefit from the slow but steady economic expansion.

In an otherwise strong equity environment, the Fund’s worst three industries, Pharmaceuticals, Machinery, and Telecommunications, combined for a negative contribution of 3 basis points. Teva, the Fund’s largest Pharmaceutical position, has been lagging due to uncertainty surrounding its shift from mainly generic to more branded sales. Machinery has been a laggard due to mixed earnings in a weather-related economy. Telecom is no longer in the Fund as we have rotated out of the industry.

Harbor Convertible Securities Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
General Cable Corp.	2.4%
Electronic Arts Inc.	2.3%
LifePoint Hospitals Inc.	2.3%
NuVasive Inc.	2.3%
Chesapeake Energy Corp.	2.2%
Hologic Inc.	2.2%
Iconix Brand Group Inc.	2.2%
Omnicare Inc.	2.2%
Owens-Brockway Glass Container Inc.	2.2%
Trinity Industries Inc.	2.2%

The three largest individual contributors to relative performance during the fiscal half-year were Avis Budget Group, Iconix Brand Group and Trinity Industries. The three contributed an aggregate 98 basis points to performance. The three largest detractors from performance were Titan Machinery, Integra LifeSciences and Teva Pharmaceuticals. Collectively, the three detracted 11 basis points.

Given the sustained relative strength of the equity markets in 2013, rebalancing opportunities within the portfolio have been limited. However, we expect that they will present themselves once again with macro market concerns still unresolved. During the last six months the Fund periodically took the opportunity to realize gains as securities approached our equity targets, while introducing new positions as appropriate.

OUTLOOK AND STRATEGY

In our view, two of the three upside accelerators present for most of calendar 2009 through 2012 continue to be in place, with spread tightening and equity improvement potentially acting as catalysts. However, the third potential catalyst is not quite as compelling to us, as the discount to “fair value” has decreased by 12 basis points, or 0.12 percentage point, since the end of December 2012, even with the market showing admirable restraint in the face of a supply/demand imbalance.

•

Spread tightening: High-yield spreads based on the Credit Suisse High Yield Index contracted to 473 basis points on April 30; this is 35 basis points tighter than March’s close and below the long-term average spread of 591 (since January 1986). We still anticipate an improvement in valuations as credit spreads continue their compression as a function of declining default rates.

•

Equity improvement: By the end of April, the S&P 500 (1597.57) stood at a new 12-month high and well above its 12-month low (1278.04) established on June 1, 2012. With the near-term reduction in macro market uncertainty, we expect to see the convertible market transition to a focus on the growth attributes for underlying equities, given the stability in underlying credit metrics.

•

Return to “fair value”: At 0.98% “cheap” to theoretical value on April 30, the convertible discount is trading tighter than its historical average “cheapness” of 1.52% but 34 basis points better than March’s close. The recent flow-through from new issues and a modest pick-up in volatility has served to “cheapen” the market. We expect that dedicated managers will continue to be highly selective in choosing appropriately valued convertibles for their portfolios as they wait for a buildup of the new issue calendar, with the expected side effect of making valuations more attractive. That said, we expect there to be a strong underlying bid for opportunistic purchases in both the primary and the secondary convertible market, as demand outstrips supply.

The first four months of calendar 2013 have seen a continuation of the pick-up in new issuance activity with 36 deals being priced for a total of $11.1 billion. It is worth noting that with $9.0 billion of redemptions so far this year, we are continuing to see, as in 2012, a beginning of a reversal of the trend of redemptions exceeding new issues that was in place between 2009 and 2011. Lack of supply continues to be an issue, however, as redemption volume outpaced new issue volume during that period by $80.5 billion. We expect convertible new-issue activity to continue to pick up at any sign of a prolonged backup in the corporate/high-yield calendars, as issuers look to take advantage of the opportunity to sell into the apparent supply/demand imbalance. In our view, additional catalysts for convertible new-issue activity will be a continued improvement in underlying equity prices as well as the potential for higher interest rates.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Convertible securities tend to be of lower credit quality, and the value of a convertible security generally increases and decreases with the value of the underlying common stock, but may also be sensitive to changes in interest rates. A rise in interest rates will likely cause a decrease in the value of convertible securities. Such an event would likely have an adverse effect on the Harbor Convertible Securities Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Convertible Securities Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2034

Cusip	411512734

Ticker	HACSX

Inception Date	05/01/2011

Expense Ratio	0.78%[a]

Total Net Assets (000s)	$162,325

ADMINISTRATIVE CLASS

Fund #	2234

Cusip	411512726

Ticker	HRCSX

Inception Date	05/01/2011

Expense Ratio	1.03%[a]

Total Net Assets (000s)	$326

INVESTOR CLASS

Fund #	2434

Cusip	411512718

Ticker	HICSX

Inception Date	05/01/2011

Expense Ratio	1.15%[a]

Total Net Assets (000s)	$2,244

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.94%		3.56%

Yield to Maturity	0.25%		1.18%

Current Yield (Institutional Class)	2.72%		N/A

Weighted Average Maturity	8.80 years		8.41 years

Weighted Average Duration	2.29 years		2.12 years

Portfolio Turnover Rate (6-Month Period Ended 04/30/2013)	16%	[b]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	8.49%

>1 to 5	44.81%

>5 to 10	11.82%

>10 to 15	11.83%

>15 to 20	6.57%

>20 to 25	10.36%

>25 yrs.	6.12%

Harbor Convertible Securities Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Convertible Securities Fund
Institutional Class	5.68%	8.06%	N/A	4.49%	5/01/2011	$10,919
Comparative Index
BofA Merrill Lynch All US Convertibles Ex Mandatory	12.69%	15.12%	N/A	6.12%	—	$11,262

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch All US Convertibles Ex Mandatory Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Convertible Securities Fund
Administrative Class	5.65%	7.79%	N/A	4.24%	5/01/2011	$10,867
Investor Class	5.49%	7.70%	N/A	4.11%	5/01/2011	$10,839
Comparative Index
BofA Merrill Lynch All US Convertibles Ex Mandatory	12.69%	15.12%	N/A	6.12%	—	$11,262

As stated in the Fund’s current prospectus, the expense ratios were 0.84% (Institutional Class); 1.09% (Administrative Class); and 1.21% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 4.4%)

CONVERTIBLE BONDS—87.9%
Principal Amount (000s)		Value (000s)
AEROSPACE & DEFENSE—3.0%
	Alliant Techsystems Inc.
$2,600	3.000%—08/15/2024	$2,875
AEROSPACE & DEFENSE—Continued
	L-3 Communications Holdings Inc.
$2,030	3.000%—08/01/2035	$2,073

		4,948

AUTOMOBILES—1.5%
	Navistar International Corp.
2,455	3.000%—10/15/2014	2,530

BEVERAGES—0.6%
	Molson Coors Brewing Co.
1,000	2.500%—07/30/2013	1,049

BUILDING PRODUCTS—1.6%
	Lennar Corp.
1,000	2.000%—12/01/2020[1]	1,510
	Toll Brothers Finance Corp.
1,085	0.500%—09/15/2032[1]	1,147

		2,657

CAPITAL MARKETS—1.0%
	Walter Investment Management Corp.
1,555	4.500%—11/01/2019	1,654

COMMERCIAL SERVICES & SUPPLIES—0.4%
	Covanta Holding Corp.
525	3.250%—06/01/2014	680

COMMUNICATIONS EQUIPMENT—1.5%
	Arris Group Inc.
2,315	2.000%—11/15/2026	2,539

CONTAINERS & PACKAGING—2.2%
	Owens-Brockway Glass Container Inc.
3,480	3.000%—06/01/2015[1]	3,541

DIVERSIFIED FINANCIAL SERVICES—0.9%
	Affiliated Managers Group Inc.
1,145	3.950%—08/15/2038	1,441

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.4%
	General Cable Corp.
3,885	0.875%—11/15/2013	3,883

ENERGY EQUIPMENT & SERVICES—5.1%
	Bristow Group Inc.
1,415	3.000%—06/15/2038	1,633
	Exterran Holdings Inc.
2,785	4.250%—06/15/2014	3,507
	Hornbeck Offshore Services Inc.
3,090	1.625%—11/15/2026[2]	3,252

		8,392

FOOD PRODUCTS—1.5%
	Archer-Daniels-Midland Co.
2,410	0.875%—02/15/2014	2,454

HEALTH CARE EQUIPMENT & SUPPLIES—5.7%
	Alere Inc.
2,025	3.000%—05/15/2016	2,018
	Hologic Inc.
3,530	2.000%—03/01/2042-12/15/2043[2]	3,640
	NuVasive Inc.
3,890	2.750%—07/01/2017	3,773

		9,431

HEALTH CARE PROVIDERS & SERVICES—5.6%
	Health Care REIT Inc.
1,250	3.000%—12/01/2029	1,823

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—Continued
	LifePoint Hospitals Inc.
$3,440	3.500%—05/15/2014	$3,745
	Omnicare Inc.
3,505	3.250%—12/15/2035	3,593

		9,161

HOTELS, RESTAURANTS & LEISURE—3.9%
	International Game Technology
2,825	3.250%—05/01/2014	3,065
	MGM Resorts International
2,985	4.250%—04/15/2015	3,312

		6,377

HOUSEHOLD DURABLES—1.6%
	Griffon Corp.
775	4.000%—01/15/2017[1]	798
	Jarden Corp.
1,565	1.875%—09/15/2018[1]	1,847

		2,645

INDUSTRIAL CONGLOMERATES—2.1%
	Siemens Financieringsmaatschappij NV
3,250	1.050%—08/16/2017	3,388

INTERNET SOFTWARE & SERVICES—3.3%
	Dealertrack Technologies Inc.
320	1.500%—03/15/2017	339
	Nuance Communications Inc.
2,595	2.750%—11/01/2031	2,723
	WebMD Health Corp.
2,660	2.500%—01/31/2018	2,451

		5,513

LEISURE EQUIPMENT & PRODUCTS—1.7%
	Live Nation Entertainment Inc.
2,765	2.875%—07/15/2027	2,793

LIFE SCIENCES TOOLS & SERVICES—4.6%
	Charles River Laboratories International Inc.
1,640	2.250%—06/15/2013	1,649
	Illumina Inc.
3,315	0.250%—03/15/2016[1]	3,452
	Integra LifeSciences Holdings Corp.
2,505	1.625%—12/15/2016	2,464

		7,565

MACHINERY—2.8%
	Greenbrier Cos. Inc.
900	3.500%—04/01/2018	922
	Trinity Industries Inc.
3,090	3.875%—06/01/2036	3,683

		4,605

MEDIA—1.2%
	Inmarsat plc
1,100	1.750%—11/16/2017	1,457
	XM Satellite Radio Inc.
250	7.000%—12/01/2014[1]	464

		1,921

METALS & MINING—3.7%
	ArcelorMittal SA
$1,995	5.000%—05/15/2014	$2,045
	RTI International Metals Inc.
715	3.000%—12/01/2015	805
	Steel Dynamics Inc.
2,980	5.125%—06/15/2014	3,310

		6,160

OIL, GAS & CONSUMABLE FUELS—4.1%
	Chesapeake Energy Corp.
3,825	2.500%—05/15/2037	3,712
	Goodrich Petroleum Corp.
1,965	5.000%—10/01/2029	1,964
	SEACOR Holdings, Inc.
1,120	2.500%—12/15/2027[1]	1,230

		6,906

PHARMACEUTICALS—1.8%
	Salix Pharmaceuticals Ltd.
760	1.500%—03/15/2019	826
	Teva Pharmaceutical Finance LLC
2,055	0.250%—02/01/2026	2,145

		2,971

REAL ESTATE INVESTMENT TRUSTS (REITs)—3.3%
	Boston Properties LP
2,150	3.625%—02/15/2014[1]	2,271
	ProLogis LP
2,595	3.250%—03/15/2015	3,143

		5,414

ROAD & RAIL—0.5%
	Avis Budget Group Inc.
450	3.500%—10/01/2014	828

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.0%
	LAM Research Corp.
2,410	0.500%—05/15/2016	2,598
	Linear Technology Corp.
2,315	3.000%—05/01/2027	2,450
	Micron Technology Inc.
2,970	1.875%—06/01/2014	3,059
	SanDisk Corp.
2,120	1.000%—05/15/2013	2,121
	TTM Technologies Inc.
2,930	3.250%—05/15/2015	2,930

		13,158

SOFTWARE—5.7%
	Electronic Arts Inc.
3,820	0.750%—07/15/2016	3,739
	Rovi Corp.
2,885	2.625%—02/15/2040	2,956
	Tibco Software Inc.
60	2.250%—05/01/2032[1]	59
2,725	2.250%—05/01/2032	2,670

		2,729

		9,424

SPECIALTY RETAIL—1.9%
	Group 1 Automotive Inc.
2,750	2.250%—06/15/2036[2]	3,211

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)
TEXTILES, APPAREL & LUXURY GOODS—2.2%
	Iconix Brand Group Inc.
$3,125	2.500%—06/01/2016	$3,621

TRADING COMPANIES & DISTRIBUTORS—1.0%
	Titan Machinery Inc.
35	3.750%—05/01/2019[1]	34
1,625	3.750%—05/01/2019	1,573

		1,607

WIRELESS TELECOMMUNICATION SERVICES—1.5%
	Leap Wireless International Inc.
2,410	4.500%—07/15/2014	2,470

TOTAL CONVERTIBLE BONDS (Cost $138,420)		144,937

CORPORATE BONDS & NOTES—7.7%
AUTO COMPONENTS—0.6%
	Goodyear Tire & Rubber Co.
450	6.500%—03/01/2021	473
475	7.000%—05/15/2022	516

		989

COMMERCIAL SERVICES & SUPPLIES—0.1%
	Iron Mountain Inc.
100	8.375%—08/15/2021	112

CONTAINERS & PACKAGING—0.2%
	Reynolds Group Issuer Inc.
250	9.875%—08/15/2019	281

DIVERSIFIED FINANCIAL SERVICES—0.1%
	CIT Group Inc.
200	5.000%—08/15/2022	225

DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
	CenturyLink Inc.
525	5.800%—03/15/2022	557
	Frontier Communications Corp.
500	8.500%—04/15/2020	577
	Equinix Inc.
725	5.375%—04/01/2023	763

		1,897

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Community Health Systems Inc.
500	5.125%—08/15/2018	536

HEALTH CARE PROVIDERS & SERVICES—0.8%
	DaVita Inc.
500	6.625%—11/01/2020	551
	HCA Inc.
450	4.750%—05/01/2023	470
	Vanguard Health Holding Co. II LLC
250	8.000%—02/01/2018	272

		1,293

MACHINERY—0.3%
	Terex Corp.
450	6.500%—04/01/2020	493

MEDIA—1.2%
	CCO Holdings LLC
500	5.250%—09/30/2022	512
MEDIA—Continued
	Mediacom Capital Corp.
$500	7.250%—02/15/2022	$555
	Virgin Media Finance plc
350	4.875%—02/15/2022	359
500	5.250%—02/15/2022	512

		871

		1,938

METALS & MINING—0.7%
	FMG Resources (August 2006) Pty Ltd.
100	6.875%—04/01/2022[1]	108
975	8.250%—11/01/2019[1]	1,077

		1,185

OIL, GAS & CONSUMABLE FUELS—1.4%
	AmeriGas Finance LLC
200	6.750%—05/20/2020	223
	Copano Energy LLC
200	7.125%—04/01/2021	233
	Denbury Resources Inc.
600	4.625%—07/15/2023	607
	MarkWest Energy Finance Corp.
200	4.500%—07/15/2023	209
350	5.500%—02/15/2023	386

		595

	Plains Exploration & Production Co.
250	6.125%—06/15/2019	278
200	6.500%—11/15/2020	224

		502

	Regency Energy Partners LP
150	5.500%—04/15/2023	165

		2,325

SPECIALTY RETAIL—0.5%
	Limited Brands Inc.
350	5.625%—02/15/2022	379
	Sally Holdings LLC
400	5.750%—06/01/2022	433

		812

TEXTILES, APPAREL & LUXURY GOODS—0.4%
	Hanesbrands Inc.
550	6.375%—12/15/2020	611

TOTAL CORPORATE BONDS & NOTES (Cost $11,897)		12,697

SHORT-TERM INVESTMENTS—4.1%
(Cost $6,780)
REPURCHASE AGREEMENTS
6,780	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $6,920)	6,780

TOTAL INVESTMENTS—99.7% (Cost $157,097)		164,414

CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		481

TOTAL NET ASSETS—100.0%		$164,895

Harbor Convertible Securities Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $17,538 or 11% of net assets.

2	Step coupon security.

The accompanying notes are an integral part of the Financial Statements.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Stone Harbor Investment Partners LP

31 West 52nd Street 16th Floor New York, NY 10019

PORTFOLIO MANAGERS

Peter J. Wilby, CFA

Since 2011

Pablo Cisilino

Since 2011

James E. Craige, CFA

Since 2011

Angus Halkett, Ph.D., CFA*

Since 2012

David A. Oliver, CFA

Since 2011

William Perry, CFA*

Since 2012

Stone Harbor has subadvised the Fund since its inception in 2011.

INVESTMENT GOAL

Seeks to maximize total return, which consists of income on its investments and capital appreciation

PRINCIPAL STYLE CHARACTERISTICS

Emerging market fixed income securities

Peter J. Wilby

Pablo Cisilino

James E. Craige

Angus Halkett

David A. Oliver

William Perry

Management’s Discussion of Fund Performance

MARKET REVIEW

Throughout much of the first half of fiscal 2013, macroeconomic factors outside of emerging markets continued to drive the performance of emerging markets debt. The first three months were dominated by expectations of an upward move in U.S. interest rates, supported by improving macroeconomic data in the U.S. and China. Downward revisions of global growth, a banking crisis in Cyprus, and aggressive monetary easing by the Bank of Japan changed this outlook. A rally ensued in April in which local currency debt markets outperformed both U.S. dollar-denominated corporate and hard currency debt. All sectors of the emerging debt market delivered positive returns as follows:

•	External sovereign debt, 2.50% (JP Morgan Emerging Markets Bond Index Global Diversified);

•	Local currency debt, 7.02% (JP Morgan Government Bond Index-Emerging Markets Global Diversified);

•	Corporate debt, 3.59% (JP Morgan Corporate Emerging Markets Bond Index Broad Diversified).

Although emerging markets were not immune from the economic slowdown in Europe, fundamental developments in most developing countries were supportive. Growth rates of emerging market economies remained strong, particularly relative to developed countries. China, for example, reported first quarter GDP growth of 7.7%, while Thailand and Indonesia reported growth rates above 6%. Fiscal positions remained healthy and inflation pressures were modest in most major emerging markets countries.

Technical conditions in the emerging markets debt markets also remained constructive. Emerging markets countries completed over 40% of their aggregated calendar 2013 external borrowing requirement by April 30. Year-to-date net issuance, or the difference between total issuance and cash flows from coupon and amortization payments on existing debt plus new inflows, was negative, providing a strong technical bid for sovereign external debt, in our view. Inflows into emerging markets debt amounted to $29 billion, with the majority of flows allocated to local currency debt strategies. In general, the supply of emerging markets corporate debt met with strong demand from institutional investors. The local currency debt markets were supported by attractive valuations relative to developed market fixed income; emerging markets foreign exchange markets remained the most liquid sector of emerging markets debt.

*	Messrs. Halkett and Perry became portfolio managers to the Fund effective December 18, 2012.

Harbor Emerging Markets Debt Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Mexico Government	9.6%
Russia Government	7.4%
Turkey Government	7.2%
Brazil Notas Do Tesouro Nacional	6.9%
South Africa Government	6.2%
Indonesia Government	6.0%
Poland Government	4.9%
Malaysia Government	4.7%
Thailand Government	3.3%
Colombia Government	2.2%

PERFORMANCE

Harbor Emerging Markets Debt Fund registered returns of 3.65% (Institutional Class) and 3.52% (Administrative Class) for the first half of fiscal 2013. This compares with the 4.75% return of the Fund’s blended benchmark, 50% JP Morgan Emerging Markets Bond Index Global Diversified/50% JP Morgan Government Bond Index-Emerging Markets Global Diversified. The Fund’s allocation mix varied throughout the fiscal half year, driven by tactical asset allocation decisions based on our assessment of relative value opportunities and global market risks. Throughout most of the six months, the Fund carried an overweight position relative to the benchmark in local currency debt, a tactical asset allocation that enhanced relative performance. The local currency allocation was reduced at the end of the period reflecting weaker-than-expected economic performance in the U.S. and China during the first quarter of calendar 2013.

In the sovereign external debt sub portfolio, allocations to local currency and corporate debt contributed positively to excess returns, enabling the portfolio to outperform its benchmark. The largest contributors to excess returns included allocations to local rates and foreign exchange (FX) in Mexico, and to corporate debt in Kazakhstan. Allocations to local rates and FX in Colombia and Brazil also enhanced returns, along with corporate positions in Russia and Mexico. An underweight to Argentina’s sovereign debt, as well as allocations to corporate debt from Argentina, Peru, and South Africa detracted from excess returns. Issue selection also detracted from performance, with the largest losses stemming from a decision to allocate to short-duration bonds in Venezuela, which underperformed the country sub-index.

The local currency debt sub portfolio underperformed its benchmark, as issue selection decisions detracted from excess returns. Decisions to allocate to inflation-linked debt in Brazil, Poland, and Mexico, as well as to short-duration bonds in Poland, Turkey, and Russia, were the largest drags on relative performance. Country selection, on the other hand, enhanced returns, including decisions to underweight Hungary and Peru, and to overweight Mexico and Romania.

OUTLOOK AND STRATEGY

We remain constructive on emerging markets debt but are mindful of global growth. The portfolio is positioned for improving credit quality in developing countries, where we expect significantly better growth than in advanced economies in the years ahead. However, given the potential headwinds from de-leveraging and uncertain politics in Europe, as well as weaker-than-expected growth in the U.S. and China, we have reduced exposure to select commodity exporters, including Russia and South Africa, and to countries with poor macroeconomic policies (such as Argentina) in hard currency sovereign debt. In addition, we have increased duration in the local currency portfolio to reflect the surprisingly benign inflation readings from many emerging market countries, and have added local currency exposure in countries that could benefit from lower oil prices (Thailand and Turkey). The portfolio may tilt more aggressively toward risk if and when we see confirmation of our benign outlook for growth in emerging economies in the months ahead.

This report contains the current opinions of Stone Harbor Investment Partners LP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Emerging Markets Debt Fund. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Emerging Markets Debt Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2035

Cusip	411512759

Ticker	HAEDX

Inception Date	05/01/2011

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$21,101

ADMINISTRATIVE CLASS

Fund #	2235

Cusip	411512742

Ticker	HREDX

Inception Date	05/01/2011

Net Expense Ratio	1.27%[a,b]

Total Net Assets (000s)	$279

a	Annualized.

b	Reflective of a contractual expense cap effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	6.31%		6.70%

Yield to Maturity	4.86%		4.69%

Weighted Average Maturity	9.00 Years		9.27 Years

Weighted Average Duration	5.39 Years		6.15 Years

Portfolio Turnover (6-Month Period Ended 04/30/2013)	50%	[c]	N/A

REGION BREAKDOWN (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of Investments)

0 to 1 yr.	7.85%

>1 to 5	27.89%

>5 to 10	44.30%

>10 to 15	5.95%

>15 to 20	5.81%

>20 to 25	4.04%

>25 yrs.	4.16%

Harbor Emerging Markets Debt Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Emerging Markets Debt Fund
Institutional Class	3.65%	8.66%	N/A	5.90%	05/01/2011	$11,214
Comparative Indices
50% JPM EMBI Global Diversified/ 50% JPM GBI-EMGD	4.75%	10.97%	N/A	8.17%	—	$11,701
JPM EMBI Global Diversified	2.50%	11.50%	N/A	11.37%	—	$12,403
JPM GBI-EMGD	7.02%	10.31%	N/A	4.88%	—	$11,000

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2011 through 04/30/2012

The graph compares a $10,000 investment in the Fund with the performance of the 50% JPM EMBI Global Diversified/50% JPM GBI-EMGD. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Emerging Markets Debt Fund
Administrative Class	3.52%	8.39%	N/A	5.64%	05/01/2011	$11,160
Comparative Indices
50% JPM EMBI Global Diversified/ 50% JPM GBI-EMGD	4.75%	10.97%	N/A	8.17%	—	$11,701
JPM EMBI Global Diversified	2.50%	11.50%	N/A	11.37%	—	$12,403
JPM GBI-EMGD	7.02%	10.31%	N/A	4.88%	—	$11,000

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 2.33% (Gross) (Institutional Class); and 1.20% (Net) and 2.58% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month- end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments by Country (% of net assets)

Excludes net cash, short-term investments and forward positions of 6.0%)

BRAZIL—11.5%
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—2.5%
		BM & FBovespa SA
	$100	5.500%—07/16/2020	$112
		BR Malls International Finance Ltd.
	70	8.500%—01/21/2016[1]	76
	8	8.500%—01/21/2016[1,2]	9

			85

		ESAL GmbH
	211	6.250%—02/05/2023[2]	212
		General Shopping Finance Ltd.
	35	10.000%—11/09/2015[1,2]	35
		Petrobras International Finance Co.
	29	2.875%—02/06/2015	30
	CORPORATE BONDS & NOTES—Continued
	$23	5.375%—01/27/2021	$25

			55

		Vale Overseas Ltd.
	40	4.625%—09/15/2020	43

			542

	CREDIT-LINKED NOTES—7.0%
		Brazil Letras Do Tesouro Nacional
R$	90	0.000%—01/01/2015[3]	39
		Brazil Notas Do Tesouro Nacional Série B
	—	6.000%—05/15/2015	—
	280	6.000%—08/15/2016-08/15/2022[4]	372

			372

		Brazil Notas Do Tesouro Nacional Série F
R$	2,110	10.000%—01/01/2017-01/01/2023	1,083

			1,494

	FOREIGN GOVERNMENT OBLIGATIONS—2.0%
		Brazilian Government International Bond
	$167	7.125%—01/20/2037	245
	51	8.250%—01/20/2034	82

			327

		European Bank for Reconstruction & Development MTN[5]
R$	200	9.000%—04/28/2014	103

			430

	TOTAL BRAZIL (Cost $2,488)		2,466

CHILE—1.9%
	CORPORATE BONDS & NOTES—0.7%
		Cencosud SA
	$50	4.875%—01/20/2023[2]	52
		Telefonica Chile SA
	100	3.875%—10/12/2022	99

			151

	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		Corp. Nacional del Cobre de Chile
	200	3.875%—11/03/2021	217
	39	5.625%—09/21/2035[2]	46

			263

	TOTAL CHILE (Cost $418)		414

CHINA—2.1%
	CORPORATE BONDS & NOTES—1.6%
		Country Garden Holdings Co. Ltd.
	200	11.125%—02/23/2018	231
		Tencent Holdings Ltd.
	100	3.375%—03/05/2018[2]	104

			335

	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Sinochem Overseas Capital Co. Ltd.
	100	4.500%—11/12/2020[2]	110

	TOTAL CHINA (Cost $441)		445

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

COLOMBIA—4.3%
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.7%
		BanColombia SA
	$41	5.125%—09/11/2022	$42
	50	6.125%—07/26/2020	55

			97

		Ecopetrol SA
	30	7.625%—07/23/2019	39
		Empresa de Energia de Bogota SA
	15	6.125%—11/10/2021[2]	17

			153

	CREDIT-LINKED NOTES—1.1%
		Colombian TES
COL$	200,000	7.000%—05/04/2022	126
	150,000	11.000%—07/24/2020	113

			239

	FOREIGN GOVERNMENT OBLIGATIONS—2.5%
		Colombia Government International Bond
	204,000	7.750%—04/14/2021	140
	$103	8.125%—05/21/2024	153
	53	11.750%—02/25/2020	84
COL$	123,000	12.000%—10/22/2015	81

			458

		Republic of Colombia
	90,000	9.850%—06/28/2027	77

			535

	TOTAL COLOMBIA (Cost $876)		927

CROATIA—0.5%
	(Cost $113)
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Croatia Government International Bond
	$100	6.750%—11/05/2019	115

DOMINICAN REPUBLIC—0.3%
	(Cost $70)
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		Dominican Republic International Bond
	62	9.040%—01/23/2018	70

EL SALVADOR—0.2%
	FOREIGN GOVERNMENT OBLIGATIONS—0.2%
		El Salvador Government International Bond
	10	7.750%—01/24/2023	12
	26	8.250%—04/10/2032	33

	TOTAL EL SALVADOR (Cost $43)		45

HONG KONG—0.3%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.3%
		Hutchison Whampoa International 10 Ltd.
	50	6.000%—10/28/2015[1,6]	54

HUNGARY—1.8%
Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—1.8%
		Hungary Government Bond
HUD$	1,580	6.750%—11/24/2017	$7
	38,850	7.750%—08/24/2015	184
	8,600	8.000%—02/12/2015	40

			231

		Hungary Government International Bond
	€3	3.500%—07/18/2016	4
	$16	4.125%—02/19/2018	16
	€8	4.375%—07/04/2017	11
	7	4.500%—01/29/2014	9
	£2	5.000%—03/30/2016	3
	$6	5.375%—02/21/2023	6
	£1	5.500%—05/06/2014	2
	€5	5.750%—06/11/2018	7
	12	6.000%—01/11/2019	17
	$16	6.375%—03/29/2021	18
	54	7.625%—03/29/2041	64

			157

	TOTAL HUNGARY (Cost $387)		388

INDONESIA—6.9%
	CORPORATE BONDS & NOTES—0.5%
		Indosat Palapa Co. BV
	100	7.375%—07/29/2020	113

	CREDIT-LINKED NOTES—3.4%
		Indonesia Treasury Bond
IDR$	1,530,000	5.250%—05/15/2018-05/15/2023	159
	3,140,000	5.625%—05/15/2023	328
	1,900,000	8.250%—07/15/2021	232

			719

	FOREIGN GOVERNMENT OBLIGATIONS—3.0%
		European Bank for Reconstruction & Development MTN[5]
	200,000	7.200%—06/08/2016	22
		Indonesia Government International Bond
	$136	6.875%—01/17/2018	164
	200	11.625%—03/04/2019	299

			463

		Indonesia Treasury Bond
IDR$	200,000	6.125%—05/15/2028	21
	620,000	7.000%—05/15/2022	71

			92

		Inter-American Development Bank MTN[5]
	640,000	0.000%—08/20/2015[3]	58

			635

	TOTAL INDONESIA (Cost $1,466)		1,467

KAZAKHSTAN—2.2%
	CORPORATE BONDS & NOTES—1.0%
		Zhaikmunai LP Via Zhaikmunai International BV
	$200	7.125%—11/13/2019[2]	217

	FOREIGN GOVERNMENT OBLIGATIONS—1.2%
		KazMunaiGaz Finance Sub BV
	100	7.000%—05/05/2020	122

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

KAZAKHSTAN—Continued
Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		KazMunayGas National Co. MTN[5]
	$100	9.125%—07/02/2018[2]	$128

			250

	TOTAL KAZAKHSTAN (Cost $437)		467

LITHUANIA—0.6%
	(Cost $119)
	FOREIGN GOVERNMENT OBLIGATIONS—0.6%
		Lithuania Government International Bond
	100	6.125%—03/09/2021	123

MALAYSIA—5.3%
	FOREIGN GOVERNMENT OBLIGATIONS—5.3%
		Malaysia Government Bond
MYR$	160	3.172%—07/15/2016	53
	—	3.197%—10/15/2015	—
	1,610	3.314%—10/31/2017	532
	110	3.418%—08/15/2022	36
	50	3.580%—09/28/2018	17
	1,010	4.262%—09/15/2016	345
	20	4.392%—04/15/2026	7

			990

		Petroliam Nasional Bhd
	$100	7.625%—10/15/2026	144

	TOTAL MALAYSIA (Cost $1,134)		1,134

MEXICO—11.1%
	CORPORATE BONDS & NOTES—1.6%
		Cemex Espana Luxembourg
	70	9.250%—05/12/2020	78
		Grupo Televisa SAB
	30	8.500%—03/11/2032	44
		Mexichem SAB de CV
	200	4.875%—09/19/2022[2]	217

			339

	FOREIGN GOVERNMENT OBLIGATIONS—9.5%
		Mexican Bonos
MEX$	401	5.000%—06/15/2017	34
	1,810	6.250%—06/16/2016	159
	3,447	6.500%—06/10/2021-06/09/2022	326
	510	7.500%—06/03/2027	54
	2,193	7.750%—05/29/2031	237
	2,076	8.000%—12/17/2015-06/11/2020	209
	89	8.500%—11/18/2038	10

			1,029

		Mexican Udibonos
	2,232	2.000%—06/09/2022[4]	200
	3,709	2.500%—12/10/2020[4]	339
	507	5.000%—06/16/2016[4]	47

			586

		Mexico Government International Bond
	$150	5.750%—10/12/2110	178
		Mexico Government International Bond MTN[5]
	130	4.750%—03/08/2044	144
	28	6.050%—01/11/2040	37
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
	$28	6.750%—09/27/2034	$39
	10	8.300%—08/15/2031	16

			236

		Petroleos Mexicanos
MEX$	30	7.650%—11/24/2021[2]	3

			2,032

	TOTAL MEXICO (Cost $2,208)		2,371

NIGERIA—0.9%
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Nigeria Government Bond
NGN$	1,030	15.100%—04/27/2017	7
	2,000	16.000%—06/29/2019	15
	4,270	16.390%—01/27/2022	33

			55

		Nigerian Treasury Bills
	22,800	0.000%—09/05/2013-03/20/2014[3]	133

	TOTAL NIGERIA (Cost $190)		188

PANAMA—1.1%
	FOREIGN GOVERNMENT OBLIGATIONS—1.1%
		Panama Government International Bond
	$11	6.700%—01/26/2036	15
	70	8.125%—04/28/2034	105
	2	8.875%—09/30/2027	3
	72	9.375%—04/01/2029	122

	TOTAL PANAMA (Cost $229)		245

PERU—3.1%
	CORPORATE BONDS & NOTES—2.6%
		Banco de Credito del Peru
	90	5.375%—09/16/2020[2]	100
		BBVA Banco Continental SA
	10	5.000%—08/26/2022[2]	11
		Cementos Pacasmayo SAA
	100	4.500%—02/08/2023[2]	99
		Southern Copper Corp.
	225	5.250%—11/08/2042	220
	48	6.750%—04/16/2040	56

			276

		Volcan Cia Minera SAA
	65	5.375%—02/02/2022[2]	70

			556

	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Peruvian Government International Bond
	20	6.550%—03/14/2037	29
	43	8.750%—11/21/2033	73

			102

	TOTAL PERU (Cost $634)		658

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

PHILIPPINES—0.9%
Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Philippine Government International Bond
	$100	7.750%—01/14/2031	$152
	21	9.500%—02/02/2030	36

	TOTAL PHILIPPINES (Cost $190)		188

POLAND—4.9%
	FOREIGN GOVERNMENT OBLIGATIONS—4.9%
		Poland Government Bond
PLN$	710	0.000%—07/25/2014[3]	218
	586	3.000%—08/24/2016[4]	198
	100	3.750%—04/25/2018	33
	150	4.000%—10/25/2023	50
	—	5.000%—10/24/2013	—
	1,140	5.500%—04/25/2015	381
	90	5.750%—04/25/2014-10/25/2021	31
	10	6.250%—10/24/2015	3

			914

		Poland Government International Bond
	$33	5.000%—03/23/2022	39
	47	5.125%—04/21/2021	55
	32	6.375%—07/15/2019	40

			134

	TOTAL POLAND (Cost $1,019)		1,048

QATAR—0.6%
	(Cost $119)
	FOREIGN GOVERNMENT OBLIGATIONS—0.6%
		Qatar Government International Bond
	100	5.250%—01/20/2020	118

ROMANIA—0.5%
	FOREIGN GOVERNMENT OBLIGATIONS—0.5%
		Romania Government Bond
RON$	10	5.850%—07/28/2014	3
	110	6.000%—10/19/2013	34

			37

		Romanian Government International Bond MTN[5]
	$18	4.375%—08/22/2023[2]	19
	40	6.750%—02/07/2022	49

			68

	TOTAL ROMANIA (Cost $95)		105

RUSSIA—9.5%
	CORPORATE BONDS & NOTES—2.0%
		ALFA Bank OJSC Via ALFA Bond Issuance plc
	200	7.500%—09/26/2019[2]	216
		Vimpelcom Holdings BV
	200	5.200%—02/13/2019[2]	205

			421

	FOREIGN GOVERNMENT OBLIGATIONS—7.5%
		European Investment Bank MTN[5]
RUS$	1,100	6.500%—12/15/2015	36
	FOREIGN GOVERNMENT OBLIGATIONS—Continued
		Russian Federal Bond—OFZ
RUS$	9,550	6.880%—07/15/2015	$314
	—	6.900%—08/03/2016	—
	6,260	7.000%—06/03/2015-01/25/2023	207
	1,490	7.000%—11/24/2021[7]	48
	2,140	7.350%—01/20/2016	71
	5,000	7.400%—06/14/2017	169
	6,970	7.600%—04/14/2021-07/20/2022	244

			1,053

		Russian Foreign Bond—Eurobond
	$351	7.500%—03/31/2030[7]	442
	35	12.750%—06/24/2028	69

			511

			1,600

	TOTAL RUSSIA (Cost $2,009)		2,021

SOUTH AFRICA—7.1%
	CORPORATE BONDS & NOTES—0.9%
		Gold Fields Orogen Holding Bvi Ltd.
	200	4.875%—10/07/2020	193

	FOREIGN GOVERNMENT OBLIGATIONS—6.2%
		South Africa Government Bond
ZAR$	290	6.250%—03/31/2036	28
	6,560	6.750%—03/31/2021	765
	110	7.000%—02/28/2031	12
	50	7.250%—01/15/2020	6
	1,650	8.000%—12/21/2018	203
	130	8.250%—09/15/2017	16
	1,180	10.500%—12/21/2026	175

			1,205

		South Africa Government International Bond
	$100	5.500%—03/09/2020	118

			1,323

	TOTAL SOUTH AFRICA (Cost $1,500)		1,516

SOUTH KOREA—0.2%
	(Cost $50)
	CORPORATE BONDS & NOTES—0.2%
		Korea East-West Power Co. Ltd.
	50	2.500%—07/16/2017[2]	51

THAILAND—3.4%
	CORPORATE BONDS & NOTES—0.1%
		PTTEP Canada International Finance Ltd. MTN[5]
	10	5.692%—04/05/2021	12

	FOREIGN GOVERNMENT OBLIGATIONS—3.3%
		Thailand Government Bond
THD$	3,534	1.200%—07/14/2021[4]	123
	260	2.800%—10/10/2017	9
	2,415	3.125%—12/11/2015	83
	12,000	3.250%—06/16/2017	415
	830	3.580%—12/17/2027	28
	940	3.625%—05/22/2015	32
	510	3.650%—12/17/2021	18

			708

	TOTAL THAILAND (Cost $689)		720

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

TURKEY—8.1%
Principal Amount (000s)			Value (000s)
	CORPORATE BONDS & NOTES—0.9%
		KOC Holding AS
	$200	3.500%—04/24/2020[2]	$199

	FOREIGN GOVERNMENT OBLIGATIONS—7.2%
		Turkey Government Bond
TRD$	61	4.000%—04/29/2015[4]	37
	242	4.500%—02/11/2015[4]	146
	310	6.500%—01/07/2015	177
	170	7.100%—03/08/2023	101
	70	8.500%—09/14/2022	45
	730	9.000%—03/05/2014-03/08/2017	424
	80	9.500%—01/12/2022	54
	70	10.500%—01/15/2020	49

			1,033

		Turkey Government International Bond
	$105	6.750%—04/03/2018	125
	71	6.875%—03/17/2036	93
	23	7.000%—06/05/2020	29
	29	7.250%—03/05/2038	40
	120	7.375%—02/05/2025	161
	39	8.000%—02/14/2034	57

			505

			1,538

	TOTAL TURKEY (Cost $1,695)		1,737

UKRAINE—0.9%
	FOREIGN GOVERNMENT OBLIGATIONS—0.9%
		Ukraine Government International Bond
	100	7.750%—09/23/2020	102
		Ukreximbank Via Biz Finance plc
	100	8.375%—04/27/2015	100

	TOTAL UKRAINE (Cost $208)		202

UNITED ARAB EMIRATES—0.4%
	(Cost $66)
	CORPORATE BONDS & NOTES—0.4%
		Dubai Holding Commercial Operations MTN Ltd.[5]
	£50	6.000%—02/01/2017	80

URUGUAY—0.3%
Principal Amount (000s)			Value (000s)
	FOREIGN GOVERNMENT OBLIGATIONS—0.3%
		Uruguay Government International Bond
	$2	7.625%—03/21/2036	$4
	23	7.875%—01/15/2033	34
	17	8.000%—11/18/2022	24

	TOTAL URUGUAY (Cost $59)		62

VENEZUELA—3.1%
	FOREIGN GOVERNMENT OBLIGATIONS—3.1%
		Petroleos de Venezuela SA
	161	4.900%—10/28/2014	156
	7	5.000%—10/28/2015	7
	143	5.250%—04/12/2017	124
	82	8.500%—11/02/2017	80

			367

		Venezuela Government International Bond
	10	7.000%—12/01/2018	10
	10	8.500%—10/08/2014	10
	49	9.250%—09/15/2027	48
	10	11.950%—08/05/2031	11
	187	12.750%—08/23/2022	214

			293

	TOTAL VENEZUELA (Cost $645)		660

SHORT-TERM INVESTMENTS—5.3%
	(Cost $1,138)
	REPURCHASE AGREEMENTS
	1,138	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $1,162)	1,138

	TOTAL INVESTMENTS—99.3% (Cost $20,785)		21,223

	CASH AND OTHER ASSETS, LESS LIABILITIES—0.7%		157

	TOTAL NET ASSETS—100.0%		$21,380

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	JP Morgan Chase & Co.	$31	$31	05/03/2013	$—
Brazilian Real (Buy)	Morgan Stanley & Co. LLC	102	102	05/03/2013	—
Brazilian Real (Sell)	JP Morgan Chase & Co.	31	31	05/03/2013	—
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	103	103	05/03/2013	—
British Pound Sterling (Sell)	Morgan Stanley & Co. LLC	80	78	05/15/2013	(2)
British Pound Sterling (Sell)	Morgan Stanley & Co. LLC	5	5	05/15/2013	—
Colombian Peso (Buy)	Morgan Stanley & Co. LLC	129	128	05/06/2013	1
Colombian Peso (Buy)	Morgan Stanley & Co. LLC	158	157	05/20/2013	1
Colombian Peso (Sell)	Morgan Stanley & Co. LLC	129	129	05/06/2013	—
Colombian Peso (Sell)	Morgan Stanley & Co. LLC	82	82	06/04/2013	—
Euro Currency (Buy)	Morgan Stanley & Co. LLC	90	89	05/15/2013	1
Euro Currency (Sell)	Morgan Stanley & Co. LLC	135	132	05/15/2013	(3)

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Malaysian Ringgit (Buy)	JP Morgan Chase & Co.	$201	$200	05/10/2013	$1
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	50	47	05/06/2013	3
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	50	47	05/06/2013	(3)
Nigerian Naira (Buy)	Morgan Stanley & Co. LLC	10	10	06/20/2013	—
Nigerian Naira (Buy)	Morgan Stanley & Co. LLC	47	47	07/17/2013	—
Romanian Leu (Buy)	Morgan Stanley & Co. LLC	17	17	05/24/2013	—
Russian Ruble (Buy)	Morgan Stanley & Co. LLC	117	115	05/23/2013	2
Russian Ruble (Sell)	Morgan Stanley & Co. LLC	86	85	05/23/2013	(1)
Russian Ruble (Sell)	Morgan Stanley & Co. LLC	31	31	05/23/2013	—

					$—

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Corporate Bonds & Notes
Brazil	$—	$542	$—	$542
Chile	—	151	—	151
China	—	335	—	335
Colombia	—	153	—	153
Hong Kong	—	54	—	54
Indonesia	—	113	—	113
Kazakhstan	—	217	—	217
Mexico	—	339	—	339
Peru	—	556	—	556
Russia	—	421	—	421
South Africa	—	193	—	193
South Korea	—	51	—	51
Thailand	—	12	—	12
Turkey	—	199	—	199
United Arab Emirates	—	80	—	80
Credit-Linked Notes
Brazil	—	1,494	—	1,494
Colombia	—	239	—	239
Indonesia	—	719	—	719
Foreign Government Obligations
Brazil	—	430	—	430
Chile	—	263	—	263
China	—	110	—	110
Colombia	—	535	—	535
Croatia	—	115	—	115
Dominican Republic	—	70	—	70
El Salvador	—	45	—	45
Hungary	—	388	—	388
Indonesia	—	635	—	635
Kazakhstan	—	250	—	250
Lithuania	—	123	—	123
Malaysia	—	1,134	—	1,134
Mexico	—	2,032	—	2,032
Nigeria	—	188	—	188
Panama	—	245	—	245
Peru	—	102	—	102
Philippines	—	188	—	188
Poland	—	1,048	—	1,048
Qatar	—	118	—	118
Romania	—	105	—	105
Russia	—	1,600	—	1,600
South Africa	—	1,323	—	1,323
Thailand	—	708	—	708

Harbor Emerging Markets Debt Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Turkey	$—	$1,538	$—	$1,538
Ukraine	—	202	—	202
Uruguay	—	62	—	62
Venezuela	—	660	—	660
Short-Term Investments
Repurchase Agreements	—	1,138	—	1,138

Total Investments in Securities	$—	$21,223	$—	$21,223

Financial Derivative Instruments - Assets
Forward Currency Contracts	$—	$9	$—	$9

Total Financial Derivative Instruments - Assets	$—	$9	$—	$9

Liability Category
Financial Derivative Instruments - Liabilities
Forward Currency Contracts	$—	$(9)	$—	$(9)

Total Financial Derivative Instruments - Liabilities	$—	$(9)	$—	$(9)

Total Investments	$—	$21,223	$—	$21,223

There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Perpetuity bond. The maturity date represents the next callable date.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $2,120 or 10% of net assets.

3	Zero coupon bond.

4	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

5	MTN after the name of a security stands for Medium Term Note.

6	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

7	Step coupon security.

R$	Brazilian Real.

£	British Pound.

COL$	Colombian Peso.

€	Euro.

HUD$	Hungarian Forint.

IDR$	Indonesian Rupiah.

MYR$	Malaysian Ringgit.

MEX$	Mexican Peso.

NGN$	Nigerian Naira.

PLN$	Polish Zloty

RON$	Romanian Leu.

RUS$	Russian Ruble.

ZAR$	South African Rand.

THD$	Thai Baht.

TRD$	Turkish Lira.

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital Management, Inc.

461 Fifth Avenue 22nd Floor New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan, CFA, CPA

Since 2002

Justin W. Slatky

Since 2012

Steven N. Schweitzer

Since 2012

Eric Dobbin

Since 2012

Shenkman Capital has subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

High-yield bonds

Mark Shenkman

Mark Flanagan

Justin W. Slatky

Steven N. Schweitzer

Eric Dobbin

Management’s Discussion of Fund Performance

MARKET REVIEW

The high-yield bond market rallied during the first half of fiscal 2013, with the BofA Merrill Lynch US High Yield Index posting a solid return of 7.26%. Pillared by accommodative top-tier central bank policies and glimmers of an improving US economy, performance was driven mostly by investors’ insatiable risk-appetite and their need to earn incremental yield in a low-interest-rate environment. Underscoring the level of risk sought by investors, CCC-rated bonds were in favor, returning 11.27%, while B-rated bonds garnered 7.26% and BB-rated issues gained 5.66%. The Index’s average yield-to-worst (the most conservative measure of yield) tightened 126 basis points, or 1.26 percentage point, during the latest six months to 5.26%, while its average spread-to-worst, or the difference in yield between the index and comparable U.S. Treasury securities, tightened 116 basis points, to 458 basis points. Furthermore, the credit environment continued to improve as the 12-month rolling default rate eased to 1.40% at the end of April from 1.83% at the end of October.

While the high-yield market rallied throughout the first half of fiscal 2013, the drivers of demand varied. During the final two months of calendar 2012, bankers rushed to capitalize on investors’ strong demand to be fully invested by year-end and ahead of a resolution to the fiscal cliff. Investors were also encouraged by the Federal Reserve’s monetary policies and its unexpected move to link future policy guidance to economic thresholds. It is worth noting that the torrid pace of new issuance, which began in August and never decelerated, pushed 2012’s volume to $368.1 billion, smashing the previous one-year record of $302 billion in 2010. Also, despite high-yield bond mutual fund inflows pulling back during the final weeks leading up to calendar year-end, the $30.9 billion of net inflows for all of 2012 was the third highest on record.

Riding the strong momentum built up during the calendar year-end period, the high-yield bond market roared into the New Year as investors shrugged off economic and political problems in Europe and instead focused on strong corporate balance sheets, further favorable Federal Reserve policies, and positive U.S. economic momentum. Indeed, low interest rates and reflationary pressures continued to herd yield-starved investors toward riskier assets. With demand running at a fever pitch, issuers sold a record $150.5 billion of new issues during the four months ended in April. Furthermore, new issue activity in the loan market also ran at a frenzied pace with $244.5 billion of new bank loans printing during the same period, compared to $300.5 billion during all of 2012. A prime example of the strong investor enthusiasm came in March, when leveraged finance investors welcomed the $9.5 billion of new bank loans and $3.1 billion of new bonds used to support the Warren Buffett-led $29 billion leveraged buyout of the iconic H.J. Heinz. Excitement over this ketchup king resulted in one of the lowest coupons of the year, and a record-low coupon for a leveraged buyout at 4.25%.

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Reynolds Group Issuer Inc.	1.7%
CCO Holdings LLC	1.6%
Cequel Communications	1.6%
DISH DBS Corp.	1.6%
Ally Financial Inc.	1.3%
CIT Group Inc.	1.3%
Level 3 Financing Inc.	1.3%
Windstream Corp.	1.2%
HCA Inc.	1.1%
Sirius XM Radio Inc.	1.1%

PERFORMANCE

Harbor High-Yield Bond Fund returned 5.50% (Institutional Class), 5.33% (Administrative Class), and 5.20% (Investor Class) for the first half of fiscal 2013, compared with the 7.26% return of the BofA Merrill Lynch US High Yield Index. The Index’s greater focus on riskier segments of the high-yield market, such as issuers with lower credit ratings and those trading at a discount, was the primary cause of its outperformance. As such, the Fund’s high-yield bond holdings returned 6.23%, more closely aligned with the BofA Merrill Lynch US High Yield Non-Distressed Index’s return of 6.84%. The portfolio’s 7.10% allocation to bank loans, which returned 4.06%, also weighed on overall performance. It is worth noting that while bank loans added to the underperformance, they are an important element of our overall conservative approach. Bank loans are senior to bonds in the capital structure and help to safeguard against an eventual rise in interest rates.

From an industry perspective, the Fund’s overweighting in the Media-Cable industry and its selection within the Media-Broadcast sector were the two biggest detractors from performance. Meanwhile, the portfolio’s selection and underweightings in the Printing & Publishing industry and the Aerospace-Defense sector were the largest contributors to returns. As of April 30, the Fund’s average price was $108.00 with a current yield of 6.46% and yield-to-worst of 4.05%. Its average credit rating was B1/B+ and its average duration-to-worst was 3.24 years. The portfolio’s top five industry sector weightings were Media-Cable (11.44%), Oil & Gas (9.88%), Healthcare (9.02%), Telecom (7.84%) and Support-Services (6.31%).

OUTLOOK AND STRATEGY

With the economy slowly trending better and stocks soaring to record highs, the future would appear to be bright. However, several potentially major issues still exist. The European debt crisis is far from over. In light of the Great Cyprus Bank Raid of 2013, other countries may now be vulnerable to bank runs in its aftermath. Furthermore, the relentless printing of new money and low interest rates cannot go on forever. In fact, concern that a rise in interest rates could pop a forming bubble in the high-yield market does sit in the back of many minds.

However, we think it is critical for high-yield investors to focus on the degree to which they are exposed to interest-rate risk versus credit risk within the asset class. One way to highlight this dynamic is to look at historical quarterly returns for the high-yield market during similar periods, i.e., periods of increasing credit risk and interest rate risk. Over the past 25 years, high-yield has experienced four quarterly declines in excess of 6% (-6.1% in 1991, -6.1% in 2002, -9.4 in 2008, and -17% in 2008). All of these declines were due to a change in the credit cycle, i.e., slowing GDP growth and/or increasing default concerns. However, when we look at the largest high-yield market quarterly declines triggered by rising interest rates we see that declines never exceeded 2% (-1.3% in 1987, -1.9% in 1994, -1.3% in 1999, and -1.4% in 2005). Thus, while we believe the most likely cause of the next downturn in high-yield will be rising interest rates, not significant credit deterioration, such interest rate-driven corrections have been far more mild historically than credit-deterioration corrections. Furthermore, at least for the balance of this year we do not anticipate any significant policy movement by the Federal Reserve with respect to interest rates or any increase in high yield default rates. Therefore, we continue to view high-yield as an attractive asset class relative to other fixed income assets for investors seeking incremental yield.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the

Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.64%[a,b]

Total Net Assets (000s)	$2,333,633

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	0.89%[a,b]

Total Net Assets (000s)	$6,080

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.01%[a,b]

Total Net Assets (000s)	$145,682

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	7.03%		7.66%

Yield to Maturity	5.34%		6.16%

Current Yield (Institutional Class)	6.46%		7.21%

Weighted Average Maturity	6.95 Years		6.79 Years

Weighted Average Duration	3.24 Years		3.56 Years

Beta vs. BofA Merrill Lynch US High Yield Index	0.86		N/A

Portfolio Turnover (6-Month Period Ended 04/30/2013)	16%	[c]	N/A

SECTOR ALLOCATION (% of investments)

(Excludes cash and short-term investments)

MATURITY PROFILE (% of investments)

0 to 1 yr.	0.21%

>1 to 5	17.85%

>5 to 10	80.11%

>10 to 15	1.83%

>15 to 20	0.00%

>20 to 25	0.00%

>25 yrs.	0.00%

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor High-Yield Bond Fund
Institutional Class	5.50%	9.99%	8.81%	8.00%	12/01/2002	$21,585
Comparative Index
BofA Merrill Lynch US High-Yield	7.26%	14.04%	10.83%	9.52%	—	$24,836

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High-Yield Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor High-Yield Bond Fund
Administrative Class	5.33%	9.68%	8.54%	7.73%	12/01/2002	$21,065
Investor Class	5.20%	9.47%	8.39%	7.57%	12/01/2002	$20,741
Comparative Index
BofA Merrill Lynch US High-Yield	7.26%	14.04%	10.83%	9.52%	—	$24,836

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Net) and 0.68% (Gross) (Institutional Class); 0.89% (Net) and 0.93% (Gross) (Administrative Class); and 1.01% (Net) and 1.05% (Gross) (Investor Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 90 days.

a	Annualized.

b	Unannualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 4.1%)

BANK LOAN OBLIGATIONS—6.1%
Principal Amount (000s)		Value (000s)
CAPITAL MARKETS—0.7%
	Nuveen Investments Inc. First-Lien Term Loan
$11,920	4.200%—05/13/2017[1]	$12,088
	Term Loan
6,350	6.500%—02/28/2019[1]	6,433

		18,521

CHEMICALS—0.1%
	US Coatings Acquisition Inc. Term Loan
3,300	4.750%—02/01/2020[1]	3,347

COMMERCIAL SERVICES & SUPPLIES—0.7%
	Alixpartners LLP Term Loan B2
2,334	4.500%—06/30/2019[1]	2,369
	Asurion LLC First-Lien Term Loan
13,965	4.500%—05/24/2019[1]	14,154

		16,523

DIVERSIFIED TELECOMMUNICATION SERVICES—0.4%
	Consolidated Communications Inc. Term Loan B3
3,466	5.250%—12/31/2018[1]	3,521
	Level 3 Financing Inc. Term Loan B
4,300	5.250%—08/01/2019[1]	4,366
	US TelePacific Corp. Term Loan
3,192	5.750%—02/23/2017[1]	3,194

		11,081

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
	Generac Power Systems Inc. Term Loan B
5,980	6.250%—05/30/2018[1]	6,125

FOOD & STAPLES RETAILING—0.1%
	BJ’s Wholesale Club Inc. Term Loan
1,150	9.750%—03/26/2020[1]	1,197
	Sprouts Farmers Markets LLC Term Loan
750	4.500%—04/23/2020[1]	754

		1,951

FOOD PRODUCTS—0.9%
	HJ Heinz Co. Term Loan B2
6,250	2.500%—02/15/2020[1]	6,313
	Pinnacle Food Finance LLC Term Loan G
4,275	3.250%—04/11/2020[1]	4,297
	US Foods Inc. Extended Term Loan B
9,431	5.750%—03/31/2017[1]	9,555
	Term Loan
1,966	5.750%—03/31/2017[1]	1,993

		11,548

		22,158

HEALTH CARE EQUIPMENT & SUPPLIES—0.5%
	Bausch & Lomb Inc. Term Loan
4,963	5.250%—05/17/2019[1]	5,028

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE EQUIPMENT & SUPPLIES—Continued
	Hologic Inc. Term Loan B
$5,062	4.500%—08/01/2019[1]	$5,138
	WP Prism Inc. Term Loan
3,000	1.000%—05/31/2018[1]	3,000

		13,166

HOTELS, RESTAURANTS & LEISURE—0.5%
	Peninsula Gaming LLC Term Loan B
11,347	6.750%—11/20/2017[1]	11,528

LIFE SCIENCES TOOLS & SERVICES—0.3%
	Quintiles Transnational Holdings Inc. Term Loan B
7,000	7.500%—02/27/2017[1]	7,149

MEDIA—0.9%
	Cequel Communications LLC Term Loan B
2,228	3.500%—02/14/2019[1]	2,248
	Cumulus Media Holdings Inc. Term Loan B
1,937	7.500%—09/16/2019[1]	2,016
	Intelsat Jackson Holdings SA Term Loan
830	5.250%—02/01/2014[1]	831
	Station Casinos LLC Term Loan B
8,750	5.000%—03/01/2020[1]	8,874
	Tribune Co. Exit Term Loan
2,594	4.000%—12/31/2019[1]	2,629
	Wide Open West Finance LLC Term Loan B
4,963	6.000%—04/01/2019[1]	5,038

		21,636

MULTILINE RETAIL—0.1%
	Savers, Inc. Term Loan
3,474	5.000%—07/09/2019[1]	3,535

OIL, GAS & CONSUMABLE FUELS—0.4%
	Chesapeake Energy Corp. Term Loan B
9,650	5.750%—12/02/2017[1]	10,016

SOFTWARE—0.2%
	Kronos Inc. Second-Lien Term Loan
2,500	9.750%—04/30/2020[1]	2,647
	Lawson Software Inc. Term Loan B2
2,985	5.250%—04/05/2018[1]	3,038

		5,685

TOTAL BANK LOAN OBLIGATIONS (Cost $147,715)		152,421

CORPORATE BONDS & NOTES—89.8%
AEROSPACE & DEFENSE—1.6%
	Bombardier Inc.
11,400	6.125%—01/15/2023[2]	12,383
	DigitalGlobe Inc.
5,000	5.250%—02/01/2021[2]	5,069
AEROSPACE & DEFENSE—Continued
	Esterline Technologies Corp.
$5,000	7.000%—08/01/2020	$5,550
	Sequa Corp.
5,550	7.000%—12/15/2017[2]	5,661
	Spirit Aerosystems Inc.
4,000	6.750%—12/15/2020	4,330
	TransDigm Inc.
5,625	5.500%—10/15/2020[2]	6,033
1,000	7.750%—12/15/2018	1,112

		7,145

		40,138

AUTO COMPONENTS—2.7%
	Allison Transmission Inc.
8,650	7.125%—05/15/2019[2]	9,439
	American Axle & Manufacturing Holding Inc.
1,800	9.250%—01/15/2017[2]	1,976
	American Axle & Manufacturing Inc.
5,000	6.625%—10/15/2022	5,369
	Cooper-Standard Automotive Inc.
2,575	8.500%—05/01/2018	2,826
	Dana Holding Corp.
1,900	6.500%—02/15/2019	2,064
5,700	6.750%—02/15/2021	6,270

		8,334

	Delphi Corp.
10,000	6.125%—05/15/2021	11,237
	Goodyear Tire & Rubber Co.
3,100	6.500%—03/01/2021	3,259
4,500	7.000%—05/15/2022	4,888
6,320	8.750%—08/15/2020	7,379

		15,526

	Lear Corp.
1,840	7.875%—03/15/2018	1,999
3,840	8.125%—03/15/2020	4,344

		6,343

	Tenneco Inc.
5,705	6.875%—12/15/2020	6,325

		67,375

AUTOMOBILES—0.3%
	AutoNation Inc.
6,000	5.500%—02/01/2020	6,623
1,650	6.750%—04/15/2018	1,916

		8,539

BEVERAGES—0.2%
	Constellation Brands Inc.
4,750	7.250%—09/01/2016-05/15/2017	5,542

BUILDING PRODUCTS—0.6%
	Building Materials Corp. of America
2,000	6.750%—05/01/2021[2]	2,220
	Nortek Inc.
6,175	8.500%—04/15/2021	6,931
	RSI Home Products Inc.
5,275	6.875%—03/01/2018[2]	5,532

		14,684

CAPITAL MARKETS—0.3%
	Neuberger Berman Group LLC
6,500	5.875%—03/15/2022[2]	7,004

CHEMICALS—1.6%
	Eagle Spinco Inc.
5,700	4.625%—02/15/2021[2]	6,006

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
CHEMICALS—Continued
	Lyondellbasell Industries NV
$9,500	5.000%—04/15/2019	$10,840
	Petrologistics LP
7,050	6.250%—04/01/2020[2]	7,191
	PolyOne Corp.
3,700	5.250%—03/15/2023[2]	3,922
10,000	7.375%—09/15/2020	11,275

		15,197

		39,234

COMMERCIAL BANKS—1.3%
	CIT Group Inc.
4,650	4.250%—08/15/2017	4,946
7,350	5.000%—05/15/2017-08/15/2022	8,142
4,050	5.250%—03/15/2018	4,496
13,200	5.500%—02/15/2019[2]	14,949

		32,533

COMMERCIAL SERVICES & SUPPLIES—3.5%
	ARAMARK Corp.
5,000	5.750%—03/15/2020[2]	5,263
	Ashtead Capital Inc.
8,221	6.500%—07/15/2022[2]	9,105
	Brickman Group Holdings Inc.
4,350	9.125%—11/01/2018[2]	4,758
	Clean Harbors Inc.
4,500	5.125%—06/01/2021[2]	4,736
	Covanta Holding Corp.
6,900	6.375%—10/01/2022	7,585
	Geo Group Inc.
3,150	7.750%—10/15/2017	3,359
	Hertz Corp.
6,100	5.875%—10/15/2020	6,695
650	6.750%—04/15/2019	723
1,500	7.375%—01/15/2021	1,706
6,250	7.500%—10/15/2018	6,945

		16,069

	Interline Brands Inc.
2,400	7.500%—11/15/2018	2,604
	Iron Mountain Inc.
1,660	8.000%—06/15/2020	1,745
	RSC Equipment Rental Inc.
4,000	8.250%—02/01/2021	4,580
	United Rentals North America Inc.
4,850	5.750%—07/15/2018	5,311
575	7.375%—05/15/2020	654
5,675	7.625%—04/15/2022	6,540
3,450	9.250%—12/15/2019	3,950

		16,455

	West Corp.
7,150	7.875%—01/15/2019	7,829
3,000	8.625%—10/01/2018	3,338

		11,167

		87,426

COMMUNICATIONS EQUIPMENT—1.0%
	CommScope Inc.
16,750	8.250%—01/15/2019[2]	18,383
	Syniverse Holdings Inc.
4,750	9.125%—01/15/2019	5,284

		23,667

COMPUTERS & PERIPHERALS—0.3%
	NCR Corp.
$8,000	5.000%—07/15/2022[2]	$8,140

CONSUMER FINANCE—1.7%
	Ally Financial Inc.
8,750	4.625%—06/26/2015	9,225
12,750	5.500%—02/15/2017	13,956
10,000	6.750%—12/01/2014	10,788

		33,969

	TransUnion Financing Corp.
1,600	11.375%—06/15/2018	1,840
	TransUnion Holding Co. Inc.
6,450	9.625%—06/15/2018	7,111

		42,920

CONTAINERS & PACKAGING—2.9%
	Ardagh Packaging Finance plc
2,000	7.375%—10/15/2017[2]	2,215
9,000	9.125%—10/15/2020[2]	10,211

		12,426

	Resolute Forest Products Inc.
6,500	5.875%—05/15/2023[2]	6,435
	Reynolds Group Issuer Inc.
15,800	5.750%—10/15/2020	16,590
8,950	8.250%—02/15/2021	9,532
3,875	8.500%—05/15/2018	4,146
5,150	9.000%—04/15/2019	5,588
5,675	9.875%—08/15/2019	6,384

		42,240

	Sealed Air Corp.
3,400	6.500%—12/01/2020[2]	3,817
	Silgan Holdings Inc.
7,850	5.000%—04/01/2020	8,203

		73,121

DIVERSIFIED CONSUMER SERVICES—0.2%
	McGraw-Hill Global Education Holdings LLC
5,200	9.750%—04/01/2021[2]	5,382

DIVERSIFIED TELECOMMUNICATION SERVICES—6.0%
	CenturyLink Inc.
3,850	5.625%—04/01/2020	4,116
19,200	5.800%—03/15/2022	20,359

		24,475

	Cincinnati Bell Inc.
7,500	8.750%—03/15/2018	7,687
	Equinix Inc.
3,500	7.000%—07/15/2021	3,977
	Frontier Communications Corp.
7,350	7.125%—01/15/2023	7,635
4,400	7.625%—04/15/2024	4,609
102	8.250%—05/01/2014	109

		12,353

	Level 3 Financing Inc.
4,500	7.000%—06/01/2020[2]	4,776
16,750	8.125%—07/01/2019	18,551
3,950	8.625%—07/15/2020	4,478

		27,805

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Lynx II Corp.
$5,550	6.375%—04/15/2023[2]	$6,036
	PAETEC Holding Corp.
2,500	9.875%—12/01/2018	2,887
	Qwest Capital Funding Inc.
3,580	6.500%—11/15/2018	4,050
	Qwest Communications International Inc.
2,550	7.125%—04/01/2018	2,663
	TW Telecom Holdings Inc.
600	5.375%—10/01/2022	631
7,050	8.000%—03/01/2018	7,685

		8,316

	Videotron Ltd.
7,925	5.000%—07/15/2022	8,202
11,500	9.125%—04/15/2018	12,133

		20,335

	Windstream Corp.
3,800	7.000%—03/15/2019	3,909
12,555	7.750%—10/15/2020	13,842
6,500	7.875%—11/01/2017	7,621
3,000	8.125%—09/01/2018	3,315

		28,687

		149,271

ELECTRIC UTILITIES—0.9%
	NRG Energy Inc.
2,350	6.625%—03/15/2023[2]	2,573
5,250	7.875%—05/15/2021	5,972
11,750	8.250%—09/01/2020	13,424

		21,969

ELECTRICAL EQUIPMENT—0.2%
	Belden Inc.
3,800	5.500%—09/01/2022[2]	3,933

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.2%
	Sensata Technologies BV
5,700	6.500%—05/15/2019[2]	6,241

ENERGY EQUIPMENT & SERVICES—1.4%
	Bristow Group Inc.
1,250	6.250%—10/15/2022	1,367
	Exterran Holdings Inc.
6,000	7.250%—12/01/2018	6,502
	Gulfmark Offshore Inc.
8,350	6.375%—03/15/2022	8,768
	Hornbeck Offshore Services Inc.
5,550	5.000%—03/01/2021[2]	5,592
3,950	5.875%—04/01/2020	4,172

		9,764

	Precision Drilling Corp.
7,000	6.625%—11/15/2020	7,577

		33,978

FOOD & STAPLES RETAILING—0.8%
	Ingles Markets Inc.
5,650	8.875%—05/15/2017	5,933
	NBTY Inc.
6,050	9.000%—10/01/2018	6,844
FOOD & STAPLES RETAILING—Continued
	Prestige Brands Inc.
$2,750	8.125%—02/01/2020	$3,166
	Stater Brothers Holdings Inc.
3,850	7.750%—04/15/2015	3,869

		19,812

FOOD PRODUCTS—1.1%
	Dean Foods Co.
3,000	7.000%—06/01/2016	3,420
	Dole Foods Co. Inc.
1,250	8.000%—10/01/2016[2]	1,300
	Michael Foods Inc.
4,450	9.750%—07/15/2018	5,012
	Pinnacle Foods Finance LLC
6,900	8.250%—09/01/2017	7,521
	TreeHouse Foods Inc.
3,500	7.750%—03/01/2018	3,798
	US Foods Inc.
6,025	8.500%—06/30/2019[2]	6,582

		27,633

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
	Bausch & Lomb Inc.
3,892	9.875%—11/01/2015	4,043
	Biomet Inc.
10,875	6.500%—08/01/2020-10/01/2020[2]	11,825
	Community Health Systems Inc.
5,000	5.125%—08/15/2018	5,362
	Hologic Inc.
1,750	6.250%—08/01/2020	1,899

		23,129

HEALTH CARE PROVIDERS & SERVICES—5.0%
	DaVita Inc.
3,000	5.750%—08/15/2022	3,210
3,000	6.375%—11/01/2018	3,214

		6,424

	Fresenius Medical Care US Finance II Inc.
11,000	5.875%—01/31/2022[2]	12,650
	HCA Holdings Inc.
3,350	6.250%—02/15/2021	3,676
2,500	7.750%—05/15/2021	2,841

		6,517

	HCA Inc.
18,600	5.875%—03/15/2022-05/01/2023	20,647
3,100	6.500%—02/15/2016-02/15/2020	3,527
3,500	7.500%—02/15/2022	4,191

		28,365

	LifePoint Hospitals Inc.
4,000	6.625%—10/01/2020	4,375
	MultiPlan Inc.
10,275	9.875%—09/01/2018[2]	11,624
	Omega Healthcare Investors Inc.
2,750	5.875%—03/15/2024	3,018
4,200	6.750%—10/15/2022	4,694

		7,712

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
HEALTH CARE PROVIDERS & SERVICES—Continued
	Tenet Healthcare Corp.
$7,100	6.250%—11/01/2018	$8,032
1,150	6.750%—02/01/2020	1,252
13,425	8.000%—08/01/2020	15,137
2,750	9.250%—02/01/2015	3,111

		27,532

	Universal Health Services Inc.
2,900	7.000%—10/01/2018	3,146
	Universal Hospital Services Inc.
5,000	7.625%—08/15/2020	5,437
3,500	7.625%—08/15/2020[2]	3,802

		9,239

	Vanguard Health Holding Co. II LLC
5,225	8.000%—02/01/2018	5,682

		123,266

HEALTH CARE TECHNOLOGY—0.1%
	MedAssets Inc.
2,200	8.000%—11/15/2018	2,436

HOTELS, RESTAURANTS & LEISURE—5.1%
	Ameristar Casinos Inc.
12,275	7.500%—04/15/2021	13,748
	Boyd Acquisition Sub LLC
6,000	8.375%—02/15/2018[2]	6,510
	Boyd Gaming Corp.
631	6.750%—04/15/2014	633
1,700	7.125%—02/01/2016	1,730
8,950	9.125%—12/01/2018	9,979

		12,342

	Felcor Lodging LP
5,650	5.625%—03/01/2023[2]	5,869
7,375	6.750%—06/01/2019	8,094

		13,963

	Host Hotels & Resorts LP
4,250	5.250%—03/15/2022	4,760
3,500	6.000%—10/01/2021	4,102

		8,862

	Isle of Capri Casinos Inc.
2,550	5.875%—03/15/2021[2]	2,601
3,250	7.750%—03/15/2019	3,591
5,000	8.875%—06/15/2020	5,513

		11,705

	MCE Finance Ltd.
4,000	5.000%—02/15/2021[2]	4,065
	MGM Resorts International
6,000	7.500%—06/01/2016	6,795
6,850	7.625%—01/15/2017	7,809
3,210	7.750%—03/15/2022	3,683

		18,287

	Penn National Gaming Inc.
7,750	8.750%—08/15/2019	8,796
	Pinnacle Entertainment Inc.
4,350	8.625%—08/01/2017	4,617
7,050	8.750%—05/15/2020	7,843

		12,460

	Scientific Games Corp.
7,400	8.125%—09/15/2018	8,177
HOTELS, RESTAURANTS & LEISURE—Continued
	Scientific Games International Inc.
$1,850	6.250%—09/01/2020	$1,910
	Station Casinos LLC
4,950	7.500%—03/01/2021[2]	5,247

		126,072

HOUSEHOLD DURABLES—0.5%
	Jarden Corp.
2,000	6.125%—11/15/2022	2,188
4,500	7.500%—01/15/2020	4,967

		7,155

	RSI Home Products Inc.
5,275	6.875%—03/01/2018[2]	5,532

		12,687

HOUSEHOLD PRODUCTS—1.3%
	Central Garden Co.
5,500	8.250%—03/01/2018	5,782
	Mead Products LLC
6,500	6.750%—04/30/2020[2]	6,939
	Spectrum Brands Escrow Corp.
2,350	6.375%—11/15/2020[2]	2,573
8,800	6.625%—11/15/2022[2]	9,724

		12,297

	Spectrum Brands Inc.
3,050	6.750%—03/15/2020	3,340
3,250	9.500%—06/15/2018	3,668

		7,008

		32,026

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.4%
	AES Corp.
4,950	4.875%—05/15/2023	5,061
	Calpine Corp.
8,235	7.500%—02/15/2021[2]	9,347
7,335	7.875%—07/31/2020[2]	8,343

		17,690

	GenOn Americas Generation LLC
4,925	8.500%—10/01/2021	5,861
	GenOn Energy Inc.
4,250	7.625%—06/15/2014	4,537
1,600	7.875%—06/15/2017	1,816

		6,353

		34,965

INDUSTRIAL CONGLOMERATES—0.1%
	Tomkins LLC
2,482	9.000%—10/01/2018	2,771

INTERNET & CATALOG RETAIL—0.0%
	QVC Inc.
750	7.375%—10/15/2020[2]	833

INTERNET SOFTWARE & SERVICES—1.0%
	Infor US Inc.
12,200	9.375%—04/01/2019	13,969
	Nuance Communications Inc.
5,750	5.375%—08/15/2020[2]	6,009
	VeriSign Inc.
5,400	4.625%—05/01/2023[2]	5,562

		25,540

IT SERVICES—1.5%
	Fidelity National Information Services Inc.
3,850	5.000%—03/15/2022	4,264

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
IT SERVICES—Continued
	Interactive Data Corp.
$7,250	10.250%—08/01/2018	$8,283
	SunGard Data Systems Inc.
7,250	6.625%—11/01/2019[2]	7,748
7,100	7.375%—11/15/2018	7,704
2,625	7.625%—11/15/2020	2,914

		18,366

	WEX Inc.
5,850	4.750%—02/01/2023[2]	5,879

		36,792

LEISURE EQUIPMENT & PRODUCTS—0.1%
	Easton-Bell Sports Inc.
3,000	9.750%—12/01/2016	3,232

MACHINERY—1.0%
	Oshkosh Corp.
2,750	8.250%—03/01/2017	3,011
	Silver II US Holdings LLC
7,350	7.750%—12/15/2020[2]	7,919
	SPX Corp.
1,500	6.875%—09/01/2017	1,691
1,325	7.625%—12/15/2014	1,453

		3,144

	Terex Corp.
9,250	6.500%—04/01/2020	10,129

		24,203

MEDIA—19.8%
	Allbritton Communications Co.
5,000	8.000%—05/15/2018	5,450
	Alliance Data Systems Corp.
5,400	5.250%—12/01/2017[2]	5,656
11,400	6.375%—04/01/2020[2]	12,369

		18,025

	AMC Networks Inc.
3,000	4.750%—12/15/2022	3,098
5,525	7.750%—07/15/2021	6,381

		9,479

	Belo Corp.
2,900	8.000%—11/15/2016	3,110
	Bresnan Broadband Holdings LLC
1,650	8.000%—12/15/2018[2]	1,815
	Cablevision Systems Corp.
11,750	5.875%—09/15/2022	11,956
2,550	7.750%—04/15/2018	2,917
5,350	8.000%—04/15/2020	6,179
1,000	8.625%—09/15/2017	1,192

		22,244

	CCO Holdings LLC
5,000	5.125%—02/15/2023	5,075
6,650	5.250%—09/30/2022	6,808
3,150	6.500%—04/30/2021	3,434
6,250	6.625%—01/31/2022	6,906
10,280	7.000%—01/15/2019	11,218
4,000	7.375%—06/01/2020	4,510
2,350	8.125%—04/30/2020	2,667

		40,618

	Cequel Communications Holdings I LLC
37,300	6.375%—09/15/2020[2]	39,911
726	8.625%—11/15/2017[2]	780

		40,691

MEDIA—Continued
	Clear Channel Worldwide Holdings Inc.
$2,800	7.625%—03/15/2020	$3,031
	CSC Holdings LLC
4,400	6.750%—11/15/2021	5,049
250	7.625%—07/15/2018	295

		5,344

	Cumulus Media Holdings Inc.
8,000	7.750%—05/01/2019	8,200
	DISH DBS Corp.
8,500	5.000%—03/15/2023[2]	8,287
7,150	5.875%—07/15/2022	7,329
3,000	6.625%—10/01/2014	3,195
20,300	6.750%—06/01/2021	22,026

		40,837

	Gannett Co. Inc.
3,700	6.375%—09/01/2015	4,089
7,300	7.125%—09/01/2018	7,993

		12,082

	GCI Inc.
7,000	6.750%—06/01/2021	6,720
	Griffey Intermediate Inc.
5,000	7.000%—10/15/2020[2]	5,088
	Hughes Satellite Systems Corp.
2,350	6.500%—06/15/2019	2,626
18,975	7.625%—06/15/2021	21,869

		24,495

	IAC/InterActiveCorp
6,550	4.750%—12/15/2022[2]	6,615
	Inmarsat Finance plc
4,000	7.375%—12/01/2017[2]	4,265
	Intelsat Jackson Holdings SA
7,525	7.250%—10/15/2020	8,381
1,950	7.500%—04/01/2021	2,208

		10,589

	Intelsat Luxembourg SA
3,600	7.750%—06/01/2021[2]	3,807
6,350	8.125%—06/01/2023[2]	6,787
7,714	11.250%—02/04/2017	8,225

		18,819

	Lamar Media Corp.
9,950	5.875%—02/01/2022	10,933
7,000	7.875%—04/15/2018	7,682

		18,615

	MDC Partners Inc.
7,000	6.750%—04/01/2020[2]	7,315
	MediaCom Broadband LLC
3,800	6.375%—04/01/2023	4,009
	MediaCom Capital Corp.
7,000	7.250%—02/15/2022	7,770
6,800	9.125%—08/15/2019	7,633

		15,403

	Mood Media Corp.
5,000	9.250%—10/15/2020[2]	5,000
	Nexstar Broadcasting Inc.
3,200	8.875%—04/15/2017	3,520
	Nielsen Finance LLC
4,600	7.750%—10/15/2018	5,146
652	11.625%—02/01/2014	704

		5,850

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
MEDIA—Continued
	Quebecor Media Inc.
$3,050	5.750%—01/15/2023[2]	$3,195
5,293	7.750%—03/15/2016	5,405

		8,600

	Sinclair Television Group Inc.
8,300	5.375%—04/01/2021[2]	8,445
4,000	6.125%—10/01/2022[2]	4,260

		12,705

	Sirius XM Radio Inc.
12,650	5.250%—08/15/2022[2]	13,125
13,650	8.750%—04/01/2015[2]	15,356

		28,481

	Starz LLC
5,700	5.000%—09/15/2019	5,978
3,300	5.000%—09/15/2019[2]	3,461

		9,439

	Telesat Inc.
12,150	6.000%—05/15/2017[2]	12,985
	Unitymedia Hessen GMBH & Co.
8,950	5.500%—01/15/2023[2]	9,308
	Univision Communications Inc.
1,100	7.875%—11/01/2020[2]	1,243
900	8.500%—05/15/2021[2]	1,008

		2,251

	UPCB Finance V Ltd.
5,680	7.250%—11/15/2021[2]	6,362
	UPCB Finance VI Ltd.
18,500	6.875%—01/15/2022[2]	20,396
	Valassis Communications Inc.
3,600	6.625%—02/01/2021	3,834
	Viasat Inc.
6,900	6.875%—06/15/2020	7,555
	Virgin Media Finance plc
4,550	4.875%—02/15/2022	4,664
5,000	5.250%—02/15/2022	5,125

		9,789

	Wideopenwest Finance LLC
3,400	10.250%—07/15/2019[2]	3,842
	WMG Acquisition Corp.
750	6.000%—01/15/2021[2]	806
	XM Satellite Radio Inc.
8,000	7.625%—11/01/2018[2]	8,920

		492,502

METALS & MINING—1.5%
	ArcelorMittal SA
3,825	5.750%—08/05/2020	4,052
3,900	6.000%—03/01/2021	4,139

		8,191

	FMG Resources (August 2006) Pty Ltd.
1,750	6.000%—04/01/2017[2]	1,829
6,150	6.875%—04/01/2022[2]	6,619
14,450	8.250%—11/01/2019[2]	15,967

		24,415

	JMC Steel Group
5,450	8.250%—03/15/2018[2]	5,729

		38,335

OFFICE ELECTRONICS—0.6%
	CDW LLC
$12,750	8.500%—04/01/2019	$14,360

OIL, GAS & CONSUMABLE FUELS—11.5%
	Access Midstream Partners LP / ACMP Finance Corp.
5,200	4.875%—05/15/2023	5,395
	AmeriGas Finance LLC
7,550	7.000%—05/20/2022	8,475
	Berry Petroleum Co.
900	6.375%—09/15/2022	966
	Bill Barrett Corp.
5,000	7.000%—10/15/2022	5,400
3,600	7.625%—10/01/2019	3,942
3,000	9.875%—07/15/2016	3,218

		12,560

	Chaparral Energy Inc.
6,500	8.250%—09/01/2021	7,378
	Chesapeake Energy Corp.
2,550	5.375%—06/15/2021	2,665
2,200	5.750%—03/15/2023	2,392
2,050	9.500%—02/15/2015	2,327

		7,384

	Chesapeake Midstream Partners LP
13,500	6.125%—07/15/2022	14,917
	Chesapeake Oilfield Finance Inc.
3,900	7.125%—11/15/2019[2]	4,036
	Cimarex Energy Co.
11,650	5.875%—05/01/2022	12,757
	Compagnie Générale de Géophysique-Veritas
5,100	6.500%—06/01/2021	5,431
2,000	7.750%—05/15/2017	2,070
1,600	9.500%—05/15/2016	1,692

		9,193

	Concho Resources Inc.
9,800	5.500%—10/01/2022	10,510
	Continental Resources Inc.
6,500	5.000%—09/15/2022	7,101
1,400	8.250%—10/01/2019	1,582

		8,683

	Copano Energy LLC
1,750	7.750%—06/01/2018	1,833
	Denbury Resources Inc.
5,000	4.625%—07/15/2023	5,056
4,300	6.375%—08/15/2021	4,816
3,088	8.250%—02/15/2020	3,521

		13,393

	Eagle Rock Energy Partners LP
6,050	8.375%—06/01/2019	6,549
	El Paso Corp.
850	7.000%—06/15/2017	982
1,500	7.250%—06/01/2018	1,761

		2,743

	Ferrellgas LP/Ferrellgas Finance Corp.
4,350	6.500%—05/01/2021	4,600
2,550	9.125%—10/01/2017	2,741

		7,341

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
OIL, GAS & CONSUMABLE FUELS—Continued
	Frac Tech Finance Inc.
$3,000	8.125%—11/15/2018[2]	$3,225
	Genesis Energy LP
6,700	5.750%—02/15/2021[2]	7,064
	Helix Energy Solutions Group Inc.
926	9.500%—01/15/2016[2]	954
	Key Energy Services Inc.
10,250	6.750%—03/01/2021	10,763
	Linn Energy LLC
4,450	6.250%—11/01/2019[2]	4,673
3,600	6.500%—05/15/2019	3,834
3,000	7.750%—02/01/2021	3,300

		11,807

	MarkWest Energy Finance Corp.
10,425	5.500%—02/15/2023	11,494
3,185	6.250%—06/15/2022	3,559
3,900	6.750%—11/01/2020	4,329

		19,382

	Oasis Petroleum Inc.
4,125	6.875%—01/15/2023	4,599
3,550	7.250%—02/01/2019	3,870

		8,469

	Oil States International Inc.
1,950	5.125%—01/15/2023[2]	2,009
6,250	6.500%—06/01/2019	6,750

		8,759

	Penn Virginia Resource Partners LP
500	8.375%—06/01/2020	543
	PetroBakken Energy Ltd.
11,700	8.625%—02/01/2020[2]	12,109
	QEP Resources Inc.
400	5.375%—10/01/2022	428
	Regency Energy Partners LP
4,350	6.500%—07/15/2021	4,894
	Rosetta Resources Inc.
5,000	5.625%—05/01/2021	5,219
	Seadrill Ltd.
11,000	5.625%—09/15/2017[2]	11,302
	Sesi LLC
10,450	7.125%—12/15/2021	11,939
	Suburban Propane Partners LP
7,934	7.375%—08/01/2021	8,866
5,066	7.500%—10/01/2018	5,548

		14,414

	Unit Corp.
9,090	6.625%—05/15/2021	9,772
	Vanguard Natural Resources LLC
8,950	7.875%—04/01/2020	9,756

		284,912

PAPER & FOREST PRODUCTS—0.6%
	Cascades Inc.
8,725	7.750%—12/15/2017	9,336
	Graphic Package International Inc.
3,000	7.875%—10/01/2018	3,345
PAPER & FOREST PRODUCTS—Continued
$1,000	9.500%—06/15/2017	$1,057

		4,402

		13,738

PHARMACEUTICALS—2.0%
	ENDO Health Solutions Inc.
4,060	7.000%—07/15/2019-12/15/2020	4,473
3,950	7.250%—01/15/2022	4,350

		8,823

	Mylan Inc.
10,750	6.000%—11/15/2018[2]	11,793
	Valeant Pharmaceuticals International
1,800	6.500%—07/15/2016[2]	1,884
9,050	6.750%—10/01/2017[2]	9,865
4,850	6.875%—12/01/2018[2]	5,305

		17,054

	VPI Escrow Corp.
3,850	6.375%—10/15/2020[2]	4,283
	Warner Chilcott Corp.
6,150	7.750%—09/15/2018	6,704

		48,657

PROFESSIONAL SERVICES—0.3%
	FTI Consulting Inc.
6,600	6.750%—10/01/2020	7,219

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.1%
	MPT Operating Partnership LP
2,500	6.875%—05/01/2021	2,737

ROAD & RAIL—0.5%
	Avis Budget Car Rental LLC
10,250	8.250%—01/15/2019	11,442

SPECIALTY RETAIL—2.7%
	Dufry Finance SCA
3,875	5.500%—10/15/2020[2]	4,063
	Jaguar Land Rover Automotive plc
1,500	5.625%—02/01/2023[2]	1,575
	Jo-Ann Stores Inc.
5,700	8.125%—03/15/2019[2]	6,113
	Limited Brands Inc.
8,000	5.625%—02/15/2022	8,670
1,500	6.900%—07/15/2017	1,732
1,800	8.500%—06/15/2019	2,241

		12,643

	Michaels Stores Inc.
5,950	7.750%—11/01/2018	6,567
7,327	11.375%—11/01/2016	7,694

		14,261

	Penske Automotive Group Inc.
4,900	5.750%—10/01/2022[2]	5,212
	Sally Holdings LLC
2,990	5.750%—06/01/2022	3,237
3,450	6.875%—11/15/2019	3,877

		7,114

	Susser Holdings LLC
2,850	8.500%—05/15/2016	2,985

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
SPECIALTY RETAIL—Continued
	Toys R Us Property Co. I LLC
$3,200	10.750%—07/15/2017	$3,436
	Toys R Us Property Co. II LLC
8,200	8.500%—12/01/2017	8,846

		66,248

TEXTILES, APPAREL & LUXURY GOODS—1.0%
	Hanesbrands Inc.
11,000	6.375%—12/15/2020	12,224
1,550	8.000%—12/15/2016	1,680

		13,904

	Levi Strauss & Co.
5,150	6.875%—05/01/2022	5,774
3,800	7.625%—05/15/2020	4,242

		10,016

		23,920

TRADING COMPANIES & DISTRIBUTORS—0.3%
	H&E Equipment Services Inc.
7,250	7.000%—09/01/2022	8,066

WIRELESS TELECOMMUNICATION SERVICES—2.3%
	Crown Castle International Corp.
6,150	5.250%—01/15/2023	6,465
5,525	7.125%—11/01/2019	6,092

		12,557

	SBA Telecommunications Inc.
3,050	5.750%—07/15/2020[2]	3,260
WIRELESS TELECOMMUNICATION SERVICES—Continued
	Softbank Corp.
$16,950	4.500%—04/15/2020[2]	$17,585
	Sprint Nextel Corp.
10,050	6.000%—12/01/2016-11/15/2022	10,603
4,450	7.000%—03/01/2020[2]	5,073
8,050	7.000%—08/15/2020	8,855

		24,531

		57,933

TOTAL CORPORATE BONDS & NOTES (Cost $2,084,073)		2,231,030

SHORT-TERM INVESTMENTS—3.3%
(Cost $82,730)
REPURCHASE AGREEMENTS
$82,730	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $84,388)	82,730

TOTAL INVESTMENTS—99.2% (Cost $2,314,518)		2,466,181

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		19,214

TOTAL NET ASSETS—100.0%		$2,485,395

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $709,866 or 29% of net assets.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive P.O. Box 6430

Newport Beach, CA 92658-6430

PORTFOLIO MANAGER

William Gross, CFA

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return

PRINCIPAL STYLE CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality

William Gross

Management’s Discussion of Fund Performance

MARKET REVIEW

The first half of fiscal 2013 featured a variety of significant fiscal policy developments around the world. These included the U.S. fiscal cliff agreement, the U.S. budget sequester, inconclusive elections in Italy, and a bank bailout in Cyprus. However, investors generally discounted such issues, and equity markets advanced to all-time highs.

Although financial markets have generally responded positively to monetary stimulus measures, most notably from the Federal Reserve, Bank of England, European Central Bank, and Bank of Japan, economies have yet to fully benefit from these actions, in our view. An exception amid sluggish growth prospects is recovery in the U.S. housing market, which is driving U.S. growth and working to offset the drag from fiscal policy. However, an effective transition from policy makers to the private sector has not yet occurred in the U.S. or globally. Borrowing costs rose initially during the fiscal first half in response to a number of seasonal factors; longer-dated rates increased more than intermediate rates. By the end of the period, however, rates had stabilized and started to come down. The yield of the benchmark 10-year U.S. Treasury note closed the period at 1.67%, down 2 basis points, or 0.02 percentage point, from six months earlier. The Treasury yield curve flattened over the latest six months as long-term yields fell further than short-term yields.

Returns of U.S. Treasury securities lagged behind those of most fixed income spread sectors. Corporate bonds outpaced Treasurys, helped by supportive technical factors and improving balance sheets. Financials performed well and outpaced the broader corporate sector. Returns of U.S. agency mortgage-backed securities lagged Treasurys on a like-duration basis. However, non-agency mortgages outperformed like-duration Treasurys; the sector continued to benefit from signs of a bottom in housing and favorable supply technicals. Emerging market external bonds generally outpaced Treasurys as risk appetites increased amid improved U.S. economic data and continued liquidity injections by the European Central Bank. Demand for Build America Bonds remained strong as this sector continued to provide attractive risk-adjusted yields compared with similarly rated corporates.

PERFORMANCE

Harbor Bond Fund outperformed the Barclays U.S. Aggregate Bond Index for the fiscal half-year and continued its longer-term outperformance of the benchmark. The Fund returned 2.39% (Institutional Class) and 2.34% (Administrative Class), compared with the benchmark return of 0.90%. The Fund also outperformed the index for the 5 and 10 years ended April 30.

The following strategies helped returns during the period:

•	Tactical U.S. duration positioning, as Treasury yields fell.

•	Modest interest rate exposure to other developed countries, particularly Italy.

•	Exposure to non-agency mortgages, amid strong demand for high-quality bonds offering additional yield over Treasurys.

•	An overweighted allocation to Financials; the sector outpaced the broader corporate market as credit premiums continued to tighten.

•	Exposure to high-yield corporate securities, as the sector outperformed like-duration Treasurys.

•	Modest positions in emerging markets, which outperformed.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	31.2%
Federal National Mortgage Association TBA	22.7%
Federal National Mortgage Association	18.5%
Federal Home Loan Mortgage Corp.	5.3%
Government National Mortgage Association TBA	4.3%
Italy Buoni Poliennali Del Tesoro	3.1%
Province of Ontario Canada	2.3%
Mexican Bonos	1.2%
Federal National Mortgage Association REMIC	1.1%
Italy Certificati di Credito Del Tesoro	1.1%

•	An allocation to municipal bonds, particularly Build America Bonds, as the sector outperformed like-duration Treasurys.

On the negative side, a smaller-than-index allocation to investment-grade corporate bonds detracted from relative results, as the sector outperformed like-duration Treasurys.

OUTLOOK AND STRATEGY

Actions by central banks, combined with slowly improving fundamentals, continued to drive financial asset valuations higher during the first quarter of calendar 2013. We continue to implement risk-reduction strategies across the portfolio as we believe that most asset classes are fully valued and dependent upon continued fiscal and monetary support. Given our view that risks remain skewed to the downside, we are maintaining a broad defensive positioning while focusing on yield derived from high-quality sources and active management.

With respect to portfolio strategy, we plan to:

•	Continue in risk-reduction mode while preferring high-quality income over price appreciation, as risk premiums appear richly priced relative to our outlook.

•	Remain focused on sectors that should benefit from central bank actions that have increased liquidity and suppressed volatility.

•	Selectively add high-quality duration in countries with healthier balance sheets and independent monetary policy—including the U.S., Australia, Canada, Brazil, and Mexico.

•	Concentrate on the intermediate portion of the yield curve, which we believe offers the best potential for price appreciation given the suppression of yields on shorter maturities.

•	Reduce holdings in U.S. agency mortgages to a neutral-to-underweight positioning versus the benchmark as the sector appears to be fully priced due to continued central bank interventions.

•	Shift credit exposure towards securities higher in the capital structure and look to individual credit selections to achieve superior risk-adjusted returns.

•	Continue to hold non-agency mortgages and commercial mortgage-backed securities that have senior positions in the capital structure as an additional source of yield.

•	Retain longer-dated Treasury Inflation-Protected Securities (TIPS) positions to protect against potentially higher long-term inflation.

•	Retain exposure to select corporate and quasi-sovereign bonds in countries with strong fundamentals and strong balance sheets, such as Brazil and Mexico.

•	Continue to hold high-quality municipal bonds; focus on essential-service revenue bonds such as water and sewer, power, and airports.

•	Maintain an overall neutral currency stance with slightly overweight positions in high-quality emerging market currencies such as the Brazilian real and Mexican peso.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.54%[a,b]

Total Net Assets (000s)	$7,765,304

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.79%[a,b]

Total Net Assets (000s)	$164,643

a	Annualized.

b	Reflective of a contractual fee waiver effective through February 28, 2014.

c	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	2.74%		3.47%

Yield to Maturity	2.14%		1.87%

Current 30-day Yield (Institutional Class)	2.57%		3.21%

Weighted Average Maturity	6.50 Years		7.20 Years

Weighted Average Duration	4.89 Years		4.87 Years

Portfolio Turnover (6-Month Period Ended 04/30/2013)	201%	[c]	N/A

MATURITY PROFILE (% of Investments)

0 to 1 yr.	0.0%

>1 to 5	53.22%

>5 to 10	35.81%

>10 to 15	11.44%

>15 to 20	0.93%

>20 to 25	1.45%

>25 yrs.	-2.85%

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Bond Fund
Institutional Class	2.39%	6.97%	7.12%	6.16%	12/29/1987	$18,186
Comparative Index
Barclays U.S. Aggregate Bond	0.90%	3.68%	5.72%	5.04%	—	$16,357

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2003 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Bond Fund
Administrative Class	2.34%	6.78%	6.87%	5.91%	11/01/2002	$17,749
Comparative Index
Barclays U.S. Aggregate Bond	0.90%	3.68%	5.72%	5.04%	—	$16,357

As stated in the Fund’s current prospectus, the expense ratios were 0.55% (Net) and 0.57% (Gross) (Institutional Class) and 0.80% (Net) and 0.82% (Gross) (Administrative Class). The net expense ratios reflect a contractual management fee waiver through 02/28/2014. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of –20.1%)

ASSET-BACKED SECURITIES—1.9%
Principal Amount (000s)		Value (000s)
	Access Group Inc.
	Series 2008-1 Cl. A
$13,387	1.576%—10/27/2025[1]	$13,599
	Argent Securities Inc.
	Series 2006-W4 Cl.A2C
7,879	0.360%—05/25/2036[1]	2,855
	Series 2005-W2 Cl.A2C
5,500	0.560%—10/25/2035[1]	4,915

		7,770

	Asset Backed Funding Certificates
	Series 2005-HE2 Cl. M1
421	0.920%—06/25/2035[1]	421
	Asset Backed Securities Corp. Home Equity
	Series 2003-HE4 Cl. M1
10,233	1.444%—08/15/2033[1]	9,757
	Bear Stearns Asset Backed Securities Trust
	Series 2005-4 Cl. M1
2,970	0.700%—01/25/2036[1]	2,915
	Countrywide Asset-Backed Certificates
	Series 2001-BC3 Cl. A
245	0.680%—12/25/2031[1]	168
	Series 2005-15 Cl. 1AF3
9,527	5.042%—04/25/2036[2]	9,768

		9,936

	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
167	0.260%—11/25/2036[1]	87
	First Franklin Mortgage Loan Trust
	Series 2006-FF10 Cl. A4
2,387	0.350%—07/25/2036[1]	2,226
	GSAA Trust
	Series 2006-4 Cl.4A2
4,702	0.000%—03/25/2036*[1]	4,034
	Series 2005-8 Cl. A4
8,024	0.470%—06/25/2035[1]	7,896
	Series 2007-9 Cl. A1A
3,274	6.000%—10/25/2047	2,945

		14,875

	GSAMP Trust
	Series 2007-FM1 Cl. 2A2
162	0.270%—12/25/2036[1]	84
	Series 2006-FM1 Cl. A2D
$7,800	0.470%—04/25/2036[1]	$4,173

		4,257

	Home Equity Asset Trust
	Series 2005-2 Cl. M4
5,000	1.250%—07/25/2035[1]	4,492
	Home Equity Loan Trust
	Series 2007-FRE1 Cl. 2AV4
12,025	0.540%—04/25/2037[1]	6,825
	HSBC Home Equity Loan Trust
	Series 2007-1 Cl. AS
4,448	0.399%—03/20/2036[1]	4,366
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
111	0.760%—10/25/2034[1]	100
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-FM1 Cl. A1B
376	0.520%—05/25/2036[1]	374
	Mid-State Trust
	Series 2004-1 Cl. A
2,101	6.005%—08/15/2037	2,281
	Morgan Stanley ABS Capital I
	Series 2007-HE1 Cl. A2C
3,250	0.350%—11/25/2036[1]	1,786
	Morgan Stanley Dean Witter Capital I
	Series 2002-HE1 Cl. M1
4,482	1.100%—07/25/2032[1]	4,044
	Option One Mortgage Loan Trust
	Series 2007-6 Cl. 2A4
6,171	0.450%—07/25/2037[1]	3,419
	Park Place Securities Inc.
	Series 2005-WCW3 Cl. M1
9,700	0.680%—08/25/2035[1]	8,212
	Ramp Trust
	Series 2004-RS8 Cl. MII1
1,967	1.100%—08/25/2034[1]	1,834
	Securitized Asset Backed Receivables LLC Trust
	Series 2007-HE1 Cl. 2A2
934	0.000%—12/25/2036*[1]	299
	SG Mortgage Securities Trust
	Series 2006-OPT2 Cl. A3D
6,900	0.410%—10/25/2036[1]	3,587
	SLM Student Loan Trust
	Series 2009-CT Cl. 1A
1,537	2.350%—04/15/2039[1,3]	1,545
	Series 2010-C Cl. A2
1,900	2.849%—12/16/2019[1,3]	1,950

		3,495

	Small Business Administration Participation Certificates
	Series 2003-20I Cl.1
292	5.130%—09/01/2023	324
	Series 2009-20A Cl.1
7,281	5.720%—01/01/2029	8,494
	Series 2008-20H Cl.1
17,924	6.020%—08/01/2028	20,901
	Series 2001-20A Cl.1
412	6.290%—01/01/2021	454

		30,173

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)
	Soundview Home Equity Loan Trust
	Series 2006-WF2 Cl. A1
$5,679	0.330%—12/25/2036[1]	$5,439

TOTAL ASSET-BACKED SECURITIES (Cost $133,295)		146,569

BANK LOAN OBLIGATIONS—0.2%
(Cost $13,549)
	Springleaf Financial Funding Co.
	Term Loan B
13,597	5.500%—05/10/2017[2]	13,671

COLLATERALIZED MORTGAGE OBLIGATIONS—5.0%
	Adjustable Rate Mortgage Trust
	Series 2006-3 Cl. 4A2
5,626	0.320%—08/25/2036[1]	3,868
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
978	2.445%—02/25/2045[1]	980
	Arran Residential Mortgages Funding plc
	Series 2010-1A Cl. A2B
€10,936	1.626%—05/16/2047[1,3]	14,632
	Banc of America Funding Corp.
	Series 2005-D Cl. A1
$1,240	2.652%—05/25/2035[1]	1,276
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
4,953	2.499%—11/15/2015[1,3]	5,004
	Banc of America Merrill Lynch Commercial Mortgage Inc.
	Series 2007-2 Cl. A4
2,200	5.795%—04/10/2049[2]	2,556
	BCAP LLC Trust
	Series 2007-AA2 Cl. 12A1
18,159	0.410%—05/25/2047[1]	12,087
	Series 2011-RR5 Cl. 12A1
1,190	4.810%—03/26/2037[2,3]	1,144
	Series 2011-RR4 Cl. 8A1
6,970	5.250%—02/26/2036[3]	6,629
	Series 2011-RR5 Cl. 5A1
15,340	5.250%—08/26/2037[3]	16,305

		36,165

	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2003-1 Cl. 6A1
542	2.573%—04/25/2033[1]	563
	Series 2000-2 Cl. A1
62	2.820%—11/25/2030[1]	63
	Series 2004-1 Cl. 12A5
891	2.890%—04/25/2034[1]	883
	Series 2003-8 Cl. 1A1
23	2.901%—01/25/2034[1]	22
	Series 2004-10 Cl. 12A3
106	2.945%—01/25/2035[1]	104
	Series 2002-8 Cl. 1A2
58	2.959%—02/25/2033[1]	54
	Series 2004-8 Cl. 2A1
3,045	3.064%—11/25/2034[1]	3,033
	Series 2004-9 Cl. 22A3
266	3.482%—11/25/2034[1]	271

		4,993

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
$2,014	0.360%—02/25/2034[1]	$1,986
	Series 2005-4 Cl.23A1
818	0.640%—07/25/2035[1]	792
	Series 2005-4 Cl. 23A1
2,430	2.725%—05/25/2035[1]	2,311
	Series 2005-7 Cl. 22A1
1,796	2.925%—09/25/2035[1]	1,581

		6,670

	Bear Stearns Commercial Mortgage Securities
	Series 2005-PWR7 Cl. A3
2,745	5.116%—02/11/2041[2]	2,933
	Series 2007-PW15 Cl. A4
700	5.331%—02/11/2044	796
	Series 2007-T26 Cl. A4
2,100	5.471%—01/12/2045[2]	2,421
	Series 2006-PW11 Cl. A4
1,810	5.618%—03/11/2039[2]	2,016
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050	7,571
	Series 2007-PW17 Cl. AAB
6,784	5.703%—06/11/2050	7,110
	Series 2006-PW12 Cl. A4
2,410	5.910%—09/11/2038[2]	2,723

		25,570

	Chase Mortgage Finance Corp.
	Series 2005-A1 Cl. 1A1
9,169	5.110%—12/25/2035[1]	8,972
	Series 2006-A1 Cl. 4A1
5,506	5.740%—09/25/2036[1]	5,191

		14,163

	Citigroup/Deutsche Bank Commercial Mortgage Trust
	Series 2007-CD4 Cl. A4
2,600	5.322%—12/11/2049	2,970
	Countrywide Alternative Loan Trust
	Series 2005-59 Cl. 1A1
16,938	0.533%—11/20/2035[1]	12,649
	Series 2006-6BC Cl. 1A2
10,024	0.000%—05/25/2036*[1]	6,880
	Series 2005-27 Cl.1A2
1,649	1.576%—08/25/2035[1]	1,402
	Series 2005-20CB Cl. 2A5
6,663	5.500%—07/25/2035	6,189
	Series 2006-36T2 Cl. 1A4
2,584	5.750%—12/25/2036	2,061
	Series 2006-39CB Cl. 1A20
12,994	0.000%—01/25/2037*	10,727

		39,908

	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2005-HYB9 Cl. 3A2A
684	2.503%—02/20/2036[1]	622
	Series 2004-HYB9 Cl. 1A1
3,533	2.797%—02/20/2035[1]	3,388
	Series 2004-22 Cl. A3
2,110	2.932%—11/25/2034[1]	1,984
	Series 2007-HY5 Cl. 1A1
2,956	0.000%—09/25/2047*[1]	2,481

		8,475

	Credit Suisse Commercial Mortgage Trust
	Series 2010-9R Cl. 20A5
3,787	4.000%—01/27/2037[3]	3,825

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
	Credit Suisse First Boston Mortgage Securities Corp.
	Series 2006-C2 Cl. A3
$690	6.000%—11/25/2035	$509
	Deutsche Alt-A Securities Inc. Mortgage Loan Trust
	Series 2007-AR2 Cl. A1
5,503	0.350%—03/25/2037[1]	3,316
	DSLA Mortgage Loan Trust
	Series 2006-AR1 Cl. 1A1A
5,672	0.000%—03/19/2046*[1]	3,912
	European Loan Conduit
	Series 25X Cl. A
€414	0.376%—05/15/2019[1]	523
	First Horizon Asset Securities Inc.
	Series 2005-AR3 Cl. 2A1
$3,059	2.615%—08/25/2035[1]	2,962
	Series 2005-AR6 Cl. 4A1
6,745	5.163%—02/25/2036[1]	6,658

		9,620

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
3	6.750%—08/21/2031	3
	Greenwich Capital Commercial Funding Corp.
	Series 2005-GG3 Cl. A4
300	4.799%—08/10/2042[2]	317
	Series 2007-GG9 Cl. A4
1,500	5.444%—03/10/2039	1,719

		2,036

	GSR Mortgage Loan Trust
	Series 2005-AR6 Cl. 2A1
6,055	2.662%—09/25/2035[1]	6,261
	Series 2005-AR3 Cl. 3A1
1,404	2.868%—05/25/2035[1]	1,276
	Series 2005-AR7 Cl. 6A1
1,796	5.106%—11/25/2035[1]	1,770
	Series 2006-2F Cl. 2A13
6,610	5.750%—02/25/2036	7,053

		16,360

	Harborview Mortgage Loan Trust
	Series 2005-2 Cl. 2A1A
498	0.419%—05/19/2035[1]	421
	Series 2005-9 Cl. 2A1A
3,285	0.539%—06/20/2035[1]	3,153
	Series 2004-8 Cl. 2A3
1,750	0.609%—11/19/2034[1]	1,400
	Series 2006-SB1 Cl. A1A
21,372	0.000%—12/19/2036*[1]	16,213

		21,187

	Homebanc Mortgage Trust
	Series 2006-H2 Cl. A2
12,301	0.380%—12/25/2036[1]	10,394
	Homestar Mortgage Acceptance Corp.
	Series 2004-5 Cl. M3
1,532	1.350%—10/25/2034[1]	915
	Indymac ARM Trust
	Series 2001-H2 Cl. A2
11	1.820%—01/25/2032[1]	11
	Indymac IMSC Mortgage Loan Trust
	Series 2007-F2 Cl. 2A1
4,094	6.500%—07/25/2037	2,591
	Indymac Index Mortgage Loan Trust
	Series 2005-AR31 Cl. 1A1
$2,838	2.478%—01/25/2036[1]	$2,367
	Series 2007-AR13 Cl.4A1
23,730	2.632%—07/25/2037[1]	15,403

		17,770

	JP Morgan Chase Commercial Mortgage Securities Corp.
	Series 2010-C2 Cl. A3
11,800	4.070%—11/15/2043[3]	13,371
	Series 2006-LDP9 Cl. A3
5,300	5.336%—05/15/2047	6,028
	Series 2007-LDPX Cl. A3
15,100	5.420%—01/15/2049	17,332
	Series 2007-LD12 Cl. A4
1,600	5.882%—02/15/2051[2]	1,878

		38,609

	JPMorgan Mortgage Trust
	Series 2006-A6 CL. 1A4L
8,187	2.987%—10/25/2036[1]	6,874
	Series 2006-S1 Cl. 3A1
2,614	5.500%—04/25/2036	2,674

		9,548

	JPMorgan Re-REMIC[4]
	Series 2009-7 Cl. 11A1
202	2.925%—09/27/2036[2,3]	200
	Merrill Lynch Mortgage Investors Inc.
	Series 2005-A10 Cl. A
1,691	0.410%—02/25/2036[1]	1,523
	Merrill Lynch/Countrywide Commercial Mortgage Trust
	Series 2006-4 A3
2,600	5.172%—12/12/2049[2]	2,925
	Series 2007-6 Cl. A4
1,800	5.485%—03/12/2051[2]	2,065

		4,990

	MLCC Mortgage Investors Inc.
	Series 2005-3 Cl. 4A
338	0.450%—11/25/2035[1]	317
	Morgan Stanley Capital I
	Series 2006-HQ8 Cl. A4
1,200	5.597%—03/12/2044[2]	1,323
	Series 2007-IQ16 Cl. A4
400	5.809%—12/12/2049	472
	Series 2007-IQ15 Cl. A4
2,575	6.094%—06/11/2049[2]	3,017

		4,812

	Morgan Stanley Re-REMIC Trust[4]
	Series 2009-GG10 Cl. A4A
2,100	5.982%—08/12/2045[2,3]	2,432
	MortgageIT Trust
	Series 2005-4 Cl. A1
2,887	0.480%—10/25/2035[1]	2,609
	Provident Funding Mortgage Loan Trust
	Series 2005-2 Cl. 3A
10,986	2.926%—10/25/2035[1]	10,744
	Residential Accredit Laons Trust
	Series 2007-QS4 Cl. 3A9
4,918	0.000%—03/25/2037*	4,081
	Residential Funding Mortgage Securities I
	Series 2007-SA1 Cl. 2A2
675	0.000%—02/25/2037*[1]	573

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Series 2006-SA1 Cl. 2A1
	$600	0.000%—02/25/2036*[1]	$519

			1,092

		Starm Mortgage Loan Trust
		Series 2007-S1 Cl. 1A
	2,177	3.021%—01/25/2037[1]	2,032
		Structured Adjustable Rate Mortgage Loan Trust
		Series 2001-21A Cl. 3A1
	2,186	2.587%—04/25/2035[1]	2,152
		Structured Asset Mortgage Investments Inc.
		Series 2005-AR5 Cl. A2
	1,775	0.449%—07/19/2035[1]	1,681
		Structured Asset Securities Corp.
		Series 2001-21A Cl. 1A1
	26	2.511%—01/25/2032[1]	24
		Series 2002-1A Cl. 4A
	22	2.584%—02/25/2032[1]	22

			46

		Wachovia Bank Commercial Mortgage Trust
		Series 2007-C32 Cl. A4FL
	2,600	0.375%—06/15/2049[1,3]	2,464
		Series 2006-C23 Cl. A5
	11,800	5.416%—01/15/2045[2]	13,206
		Series 2007-C31 Cl.A4
	6,395	5.509%—04/15/2047	7,281
		Series 2007-C33 Cl. A4
	5,930	6.122%—02/15/2051[2]	6,842

			29,793

		Washington Mutual Mortgage Pass Through Certificates
		Series 2005-AR6 Cl. 2A1A
	1,136	0.430%—04/25/2045[1]	1,073
		Series 2005-AR13 Cl. A1A1
	544	0.490%—10/25/2045[1]	513
		Series 2006-AR11 Cl.3A1A
	4,673	1.098%—09/25/2046[1]	3,208
		Series 2005-AR7 Cl. A2
	3,400	2.469%—08/25/2035[2]	3,405

			8,199

		Wells Fargo Mortgage Backed Securities Trust
		Series 2006-AR2 Cl. A1
	2,541	2.640%—03/25/2036[2]	2,575
		Series 2006-AR2 Cl. IIA5
	11,972	2.640%—03/25/2036[1]	11,594

			14,169

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $357,201)		399,231

CORPORATE BONDS & NOTES—13.3%
		AK Transneft OJSC Via TransCapitalInvest Ltd.
	1,900	8.700%—08/07/2018[3]	2,439
		Ally Financial Inc.
	4,600	3.492%—02/11/2014[1]	4,656
	1,000	3.680%—06/20/2014[1]	1,025
	1,000	4.500%—02/11/2014	1,025
	200	4.625%—06/26/2015	211
	19,600	5.500%—02/15/2017	21,454
	200	6.750%—12/01/2014	216
	7,100	7.500%—09/15/2020	8,795
	3,000	8.000%—11/01/2031	3,964
	$8,500	8.300%—02/12/2015	$9,467

			50,813

		Altria Group Inc.
	2,196	9.700%—11/10/2018	3,082
		American Express Bank FSB
	8,800	6.000%—09/13/2017	10,534
		American Express Centurion Bank MTN[5]
	9,500	6.000%—09/13/2017	11,372
		American Express Co.
	4,200	7.000%—03/19/2018	5,273
		American Express Credit Corp. MTN[5]
	4,400	5.875%—05/02/2013	4,400
		American International Group Inc.
	5,600	5.050%—10/01/2015	6,132
	2,900	6.250%—03/15/2087	3,251
	€3,776	6.797%—11/15/2017	6,067
	8,300	8.000%—05/22/2068[2]	12,980
	$1,200	8.250%—08/15/2018	1,560

			29,990

		American International Group Inc. MTN[5]
CAD$	2,000	4.900%—06/02/2014	2,025
	€4,000	5.000%—06/26/2017	5,972
	$300	5.450%—05/18/2017	344
	2,000	5.850%—01/16/2018	2,351
	£682	6.765%—11/15/2017	1,278

			11,970

		ANZ National International Ltd.
	$6,200	6.200%—07/19/2013[3]	6,280
		Australia & New Zealand Banking Group Ltd. MTN[5]
	14,900	2.125%—01/10/2014[3]	15,084
		Banco Santander Brasil SA
	12,800	4.250%—01/14/2016[3]	13,408
		Banco Santander Brasil SA MTN[5]
	1,300	4.500%—04/06/2015[3]	1,358
		Banco Santander Chile
	5,300	1.876%—01/19/2016[1,3]	5,247
		Bank of America Corp.
	33,200	6.500%—08/01/2016	38,322
		Bank of China Hong Kong Ltd.
	2,200	5.550%—02/11/2020[3]	2,507
		Bank of India/London MTN[5]
	2,100	4.750%—09/30/2015	2,216
		Bank of Montreal
	4,700	2.850%—06/09/2015[3]	4,936
		Bank of Nova Scotia
	500	1.950%—01/30/2017[3]	522
		Banque PSA Finance SA
	10,700	2.182%—04/04/2014[1,3]	10,618
		Barclays Bank plc
	1,000	5.200%—07/10/2014	1,053
	£3,600	14.000%—11/29/2049[2,6]	7,775

			8,828

		BBVA Bancomer SA
	$2,800	4.500%—03/10/2016[3]	2,996
	5,700	6.500%—03/10/2021[3]	6,534

			9,530

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)
	BBVA US Senior SAU
$34,200	2.415%—05/16/2014[1]	$34,382
	Bear Stearns Companies LLC
4,971	6.400%—10/02/2017	5,969
	BM & FBovespa SA
2,000	5.500%—07/16/2020[3]	2,235
	BNP Paribas
—	5.186%—06/29/2049[2,3,6]	—
	BPCE SA
2,100	2.375%—10/04/2013[3]	2,115
	Braskem Finance Ltd.
2,400	5.750%—04/15/2021[3]	2,583
	Cameron International Corp.
7,100	1.217%—06/02/2014[1]	7,139
	Caterpillar Inc.
6,500	0.459%—05/21/2013[1]	6,501
	CIT Group Inc.
1,900	5.250%—04/01/2014[3]	1,974
	Citigroup Inc.
8,400	1.727%—01/13/2014[1]	8,466
6,000	2.293%—08/13/2013[1]	6,031
1,100	5.850%—07/02/2013	1,110

		15,607

	Citigroup Inc. MTN[5]
€2,000	0.857%—05/31/2017[2]	2,523
	Corp Nacional del Cobre de Chile
$4,000	7.500%—01/15/2019[3]	5,110
	Credit Suisse
4,300	2.200%—01/14/2014	4,352
	CSN Islands XI Corp.
2,500	6.875%—09/21/2019	2,738
8,200	6.875%—09/21/2019[3]	8,979

		11,717

	CSN Resources SA
2,900	6.500%—07/21/2020[3]	3,110
	CVS Pass-Through Trust
702	6.943%—01/10/2030	882
	Daimler Finance North America LLC
5,100	1.480%—09/13/2013[1,3]	5,116
	Dexia Credit Local SA
23,000	0.756%—04/29/2014[1,3]	22,886
	DNB Bank ASA
600	3.200%—04/03/2017[3]	641
	Dragon 2012 LLC
943	1.972%—03/12/2024	977
	Ecopetrol SA
1,100	7.625%—07/23/2019	1,412
	Electricite de France NT
5,100	5.500%—01/26/2014[3]	5,282
	Enel Finance International NV
8,200	6.250%—09/15/2017[3]	9,254
	ENN Energy Holdings Ltd.
1,200	6.000%—05/13/2021[3]	1,413
	Export-Import Bank of Korea
2,100	4.000%—01/29/2021	2,277
12,300	4.125%—09/09/2015	13,093
$3,700	5.125%—06/29/2020	$4,318

		19,688

	Fifth Third Bancorp
10,000	8.250%—03/01/2038	14,375
	Ford Motor Credit Co. LLC
1,200	2.750%—05/15/2015	1,230
9,000	7.000%—04/15/2015	9,938
2,200	8.000%—12/15/2016	2,654
900	12.000%—05/15/2015	1,091

		14,913

	Gazprom OAO Via Gaz Capital SA
1,400	8.125%—07/31/2014	1,517
	Gazprom Via White Nights Finance BV MTN[5]
1,700	10.500%—03/08/2014-03/25/2014	1,839
	Gerdau Holdings Inc.
3,000	7.000%—01/20/2020	3,484
10,700	7.000%—01/20/2020[3]	12,425

		15,909

	Gerdau Trade Inc.
2,100	5.750%—01/30/2021[3]	2,279
	Glen Meadows Pass Through Trust
5,700	6.505%—02/12/2067[2,3]	5,536
	Goldman Sachs Group Inc.
8,400	1.296%—02/07/2014[1]	8,443
	GTL Trade Finance Inc.
1,500	7.250%—10/20/2017	1,744
2,000	7.250%—10/20/2017[3]	2,325

		4,069

	Hewlett-Packard Co.
29,700	0.568%—05/24/2013[1]	29,702
	HSBC Bank plc
4,600	2.000%—01/19/2014[3]	4,648
	ICICI Bank Ltd.
13,500	5.500%—03/25/2015	14,348
	International Lease Finance Corp.
1,700	5.750%—05/15/2016	1,858
9,000	6.500%—09/01/2014[3]	9,675
4,600	6.750%—09/01/2016[3]	5,255

		16,788

	Intesa Sanpaolo SpA
10,400	2.688%—02/24/2014[1,3]	10,456
	JP Morgan Chase & Co.
9,700	3.150%—07/05/2016	10,320
	JP Morgan Chase Bank NA
7,000	6.000%—10/01/2017	8,289
	KeyCorp. MTN[5]
2,300	6.500%—05/14/2013	2,304
	LBG Capital No. 1 plc
€10,900	7.625%—10/14/2020	15,288
£2,700	7.869%—08/25/2020	4,502

		19,790

	LBG Capital No. 1 plc MTN[5]
$800	8.500%—12/29/2049[2,3,6]	861
	Merrill Lynch & Co. Inc.
12,700	0.823%—05/02/2017[1]	12,104

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)			Value (000s)
		Merrill Lynch & Co. Inc. MTN[5]
	€8,400	0.510%—05/30/2014[1]	$11,045
	25,000	0.658%—07/22/2014[1]	32,921
	$5,100	6.400%—08/28/2017	6,007
	17,400	6.875%—04/25/2018	21,176

			71,149

		Morgan Stanley
	5,000	0.757%—10/15/2015[1]	4,940
	4,500	5.375%—10/15/2015	4,916

			9,856

		Morgan Stanley MTN[5]
	7,700	2.792%—05/14/2013[1]	7,706
		Murray Street Investment Trust I
	7,000	4.647%—03/09/2017[7]	7,674
		National Australia Bank Ltd.
	33,100	0.998%—04/11/2014[1,3]	33,326
	5,100	5.350%—06/12/2013[3]	5,128

			38,454

		National Bank of Canada
	1,300	2.200%—10/19/2016[3]	1,367
		Nationwide Building Society MTN[5]
	9,500	6.250%—02/25/2020[3]	11,482
		Noble Group Ltd.
	1,900	4.875%—08/05/2015[3]	2,000
	4,700	6.750%—01/29/2020[3]	5,240

			7,240

		Nordea Bank AB
	2,100	2.125%—01/14/2014[3]	2,126
		Novatek Finance Ltd.
	2,000	5.326%—02/03/2016[3]	2,155
		Odebrecht Drilling Norbe VIII/IX Ltd.
	4,750	6.350%—06/30/2021	5,261
	6,080	6.350%—06/30/2021[3]	6,733

			11,994

		Petrobras International Finance Co.
	15,200	5.375%—01/27/2021	16,840
		Pricoa Global Funding I
	5,200	0.483%—09/27/2013[1,3]	5,202
		Principal Life Income Funding Trusts MTN[5]
	6,400	5.550%—04/27/2015	7,018
		Qtel International Finance Ltd.
	400	3.375%—10/14/2016[3]	424
		Ras Laffan Liquefied Natural Gas Co. Ltd. III
	2,600	5.500%—09/30/2014	2,756
	1,800	5.838%—09/30/2027[3]	2,156

			4,912

		Rohm and Haas Co.
	2,500	6.000%—09/15/2017	2,940
		Santander Issuances SA Unipersonal
	£19,050	7.300%—07/27/2019[2]	30,938
		SLM Corp. MTN[5]
	€5,450	0.533%—06/17/2013[1]	7,184
	$10,900	0.576%—01/27/2014[1]	10,840

			18,024

		Southern Gas Networks plc MTN[5]
	£9,800	0.794%—10/21/2015[1]	14,639	[x]
		Springleaf Finance Corp. MTN[5]
	$1,600	5.400%—12/01/2015	$1,678
		SSIF Nevada LP
	62,500	0.977%—04/14/2014[1,3]	62,870
		State Bank of India
	8,100	4.500%—07/27/2015[3]	8,552
		Stone Street Trust
	16,400	5.902%—12/15/2015[3]	17,812
		Sumitomo Mitsui Banking Corp.
	8,000	1.950%—01/14/2014[3]	8,066
		Sydney Airport Finance Co. Pty Ltd.
	1,200	5.125%—02/22/2021[3]	1,360
		TNK-BP Finance SA MTN[5]
	3,100	7.500%—07/18/2016	3,569
		UAL 2009-1 Pass Through Trust
	1,462	10.400%—05/01/2018	1,696
		UBS AG
	640	1.276%—01/28/2014[1]	644
		UFJ Finance Aruba AEC
	200	6.750%—07/15/2013	203
		Wachovia Corp.
	1,600	5.625%—10/15/2016	1,837
		Wells Fargo & Co.
	38,300	7.980%—03/29/2049[2,6]	44,452
		Westpac Banking Corp.
	1,000	0.758%—07/16/2014[1,3]	1,004
	5,100	3.585%—08/14/2014[3]	5,315

			6,319

	TOTAL CORPORATE BONDS & NOTES (Cost $975,894)		1,051,285

FOREIGN GOVERNMENT OBLIGATIONS—10.5%
		Banco Nacional de Desenvolvimento Economico e Social
	€2,300	4.125%—09/15/2017[3]	3,287
		Brazil Notas Do Tesouro Nacional Série F
R$	3,173	10.000%—01/01/2017-01/01/2023	1,638
		Indian Oil Corp. Ltd.
	$7,400	4.750%—01/22/2015	7,757
		Italy Buoni Poliennali Del Tesoro
	€100	1.700%—09/15/2018[8]	131
	4,377	2.100%—09/15/2021[8]	5,694
	42,900	2.500%—03/01/2015	57,746
	10,400	3.000%—11/01/2015	14,157
	24,300	3.750%—08/01/2015-08/01/2016	33,753
	3,900	4.000%—02/01/2017	5,449
	11,300	4.250%—07/01/2014-08/01/2014	15,469
	17,600	4.500%—07/15/2015	24,605
	34,100	4.750%—09/15/2016-06/01/2017	48,766
	25,500	6.000%—11/15/2014	36,103

			241,873

		Italy Certificati di Credito Del Tesoro
	67,000	0.000%—09/30/2014[9]	86,976
		Korea Development Bank
	$18,600	4.375%—08/10/2015	19,840
		Korea Housing Finance Corp.
	2,200	4.125%—12/15/2015[3]	2,361

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)			Value (000s)
		Mexican Bonos
MEX$	57,800	6.000%—06/18/2015	$4,958
	88,500	6.250%—06/16/2016	7,753
	648,900	10.000%—12/05/2024	79,699

			92,410

		Mexico Cetes
	168,000	0.000%—08/08/2013-09/05/2013[9]	13,662
		Panama Government International Bond
	$1,400	7.250%—03/15/2015	1,561
		Petroleos Mexicanos
	9,400	6.000%—03/05/2020	11,303
	10,100	8.000%—05/03/2019	13,221

			24,524

		Province of British Columbia Canada
CAD$	1,400	4.300%—06/18/2042	1,629
		Province of Ontario Canada
	$7,600	1.650%—09/27/2019	7,671
CAD$	25,000	1.900%—09/08/2017	25,106
	3,900	2.850%—06/02/2023	3,944
	$6,400	3.000%—07/16/2018	6,981
CAD$	38,000	3.150%—06/02/2022	39,758
	$41,800	4.000%—10/07/2019-06/02/2021	46,807
CAD$	16,100	4.200%—03/08/2018-06/02/2020	18,097
	6,500	4.300%—03/08/2017	7,121
	10,600	4.400%—06/02/2019-04/14/2020	12,099
	4,000	4.600%—06/02/2039	4,757
	6,100	4.700%—06/02/2037	7,308

			179,649

		Province of Ontario Canada MTN[5]
	2,400	5.500%—06/02/2018	2,809
		Province of Quebec Canada
	900	3.000%—09/01/2023	913
	$34,100	3.500%—07/29/2020-12/01/2022	36,378
CAD$	26,300	4.250%—12/01/2021	29,675
	8,000	4.500%—12/01/2016-12/01/2020	9,048

			76,014

		Province of Quebec Canada MTN[5]
CAD$	4,200	4.500%—12/01/2018	4,744
		Spain Government Bond
	€24,000	3.150%—01/31/2016	32,533
	14,400	3.750%—10/31/2015	19,766
	3,500	4.000%—07/30/2015	4,835
	1,500	4.250%—10/31/2016	2,087
	4,400	4.400%—01/31/2015	6,094

			65,315

		Vnesheconombank Via VEB Finance plc
	$2,400	5.450%—11/22/2017[3]	2,655

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $780,779)		828,704

MORTGAGE PASS-THROUGH—45.9%
		Federal Home Loan Mortgage Corp.
	30	2.337%—06/01/2024[1]	32
	35,653	4.500%—04/01/2040-07/01/2041	38,298
	252	5.107%—08/01/2035[1]	270
	4,653	5.500%—02/01/2038-07/01/2038	5,093
	23,148	6.000%—07/01/2016-05/01/2040	25,271

			68,964

		Federal Home Loan Mortgage Corp. REMIC[4]
	$4,121	0.349%—07/15/2019-08/15/2019[1]	$4,122
	1,719	0.499%—05/15/2036[1]	1,723
	109	0.649%—11/15/2030[1]	109
	155	8.000%—08/15/2022	179
	31	9.000%—12/15/2020	35

			6,168

		Federal Home Loan Mortgage Corp. Structured Pass Through Securities
		Series T-63 Cl. 1A1
	246	1.378%—02/25/2045[1]	240
		Series E3 Cl. A
	619	3.087%—08/15/2032[1]	648

			888

		Federal Home Loan Mortgage Corp. TBA[10]
	22,500	4.500%—05/13/2043	24,099
		Federal Housing Authority Project
	35	7.400%—02/01/2021	35	[x]
	1,990	7.450%—05/01/2021	1,957	[x]

			1,992

		Federal National Mortgage Association
	698	1.578%—10/01/2040[1]	722
	5,300	2.310%—08/01/2022	5,429
	11,700	2.475%—04/01/2019	12,474
	89,678	2.500%—04/01/2022-12/01/2027	93,914
	2,634	2.695%—08/01/2035[1]	2,826
	3,707	2.830%—06/01/2035[1]	3,965
	6,000	2.870%—09/01/2027	5,962
	107,662	3.000%—02/01/2021-11/01/2027	113,889
	488	3.330%—11/01/2021	536
	22,371	3.500%—12/01/2025-10/01/2026	23,784
	40,158	4.000%—04/01/2019-02/01/2042	43,027
	629,839	4.500%—01/01/2018-07/01/2042	680,877
	110,799	5.000%—10/01/2025-04/01/2042	120,535
	323	5.042%—05/01/2035[1]	348
	63,644	5.500%—02/01/2023-06/01/2040	69,934
	112,297	6.000%—07/01/2016-09/01/2040	123,155
		Series 2003-W1 Cl. 1A1
	361	6.105%—12/25/2042[2]	424

			1,301,801

		Federal National Mortgage Association REMIC[4]
		Series 2007-30 Cl. AF
	3,324	0.510%—04/25/2037[1]	3,340
		Series 2005-75 Cl. FL
	7,145	0.650%—09/25/2035[1]	7,209
		Series 2009-106 Cl. FA
	8,185	0.950%—01/25/2040[1]	8,311
		Series 2006-5 Cl. 3A2
	269	2.581%—05/25/2035[1]	285
		Series 2011-98 ZL
	58,990	3.500%—10/25/2041	63,699
		Series 2003-25 Cl. KP
	1,695	5.000%—04/25/2033	1,890

			84,734

		Federal National Mortgage Association TBA[10]
	44,000	2.500%—05/16/2028	46,021
	263,000	3.000%—05/16/2028-06/13/2043	276,190
	168,000	3.500%—05/16/2028-05/13/2043	178,620
	356,000	4.000%—05/16/2028-06/13/2043	380,974
	79,000	4.500%—05/13/2043	85,197
	182,500	5.000%—05/01/2041-05/13/2043	197,613
	534,000	5.500%—05/01/2041-05/13/2043	581,700

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)
$47,000	6.000%—05/01/2041	$51,377

		1,797,692

	Government National Mortgage Association II
872	1.625%—03/20/2017-02/20/2032[1]	912
196	1.750%—09/20/2023-07/20/2027[1]	205
278	2.000%—08/20/2022-10/20/2025[1]	292
35	2.500%—12/20/2024[1]	37

		1,446

	Government National Mortgage Association II TBA[10]
11,000	3.500%—05/21/2043	11,928
	Government National Mortgage Association TBA[10]
179,000	3.000%—05/21/2043	190,523
47,000	3.500%—05/21/2043-06/20/2043	51,149
89,000	5.000%—05/21/2043	97,288

		338,960

TOTAL MORTGAGE PASS-THROUGH (Cost $3,592,258)		3,638,672

MUNICIPAL BONDS—5.4%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030	2,509
	California Health Facilities Financing Authority
11,330	4.500%—11/15/2035	12,220
	California Infrastructure & Economic Development Bank
2,200	6.486%—05/15/2049	2,741
	California State
7,800	7.500%—04/01/2034	11,233
5,300	7.550%—04/01/2039	7,931
5,800	7.600%—11/01/2040	8,806
5,000	7.950%—03/01/2036	6,376

		34,346

	California State University
3,900	6.434%—11/01/2030	4,720
	Chicago Transit Authority
2,500	6.200%—12/01/2040	3,011
800	6.300%—12/01/2021	932
11,200	6.899%—12/01/2040	14,351

		18,294

	Clark County Nevada
19,000	6.350%—07/01/2029	20,861
	Clark County Nevada Airport System Revenue
4,200	6.820%—07/01/2045	6,099
	Denver Public Schools
39,000	7.017%—12/15/2037	55,273
	Energy Northwest
10,000	2.803%—07/01/2021	10,548
	Los Angeles California Unified School District
12,800	6.758%—07/01/2034	17,825
	Los Angeles City CA Wastewater System Revenue
2,000	5.713%—06/01/2039	2,417
	Los Angeles Department of Water & Power
2,700	6.603%—07/01/2050	4,048
	New York City Municipal Water Finance Authority
17,030	5.000%—06/15/2044	19,025
$1,000	6.011%—06/15/2042	$1,381

		20,406

	New York City NY
10,000	5.000%—10/01/2036	11,405
49,100	6.246%—06/01/2035	59,333

		70,738

	North Las Vegas City NV
24,000	6.572%—06/01/2040	27,702
	Orange County Local Transportation Authority
39,400	6.908%—02/15/2041	56,160
	Public Power Generation Agency
600	7.242%—01/01/2041	731
	San Antonio City TX Water System Revenue
3,400	4.750%—05/15/2037	3,634
	State of Wisconsin
2,400	5.050%—05/01/2018	2,774
	University of California
35,770	4.858%—05/15/2112	38,412
15,700	6.270%—05/15/2031	18,251

		56,663

TOTAL MUNICIPAL BONDS (Cost $349,513)		430,709

Shares
PREFERRED STOCKS—0.2%
(Cost $16,250)
CONSUMER FINANCE—0.2%
650,000	Ally Financial Inc.	17,401

RIGHTS/WARRANTS—0.0%
(Cost $15)
AUTOMOBILES—0.0%
36,000	General Motors Co. Escrow*	—	[y]

U.S. GOVERNMENT AGENCIES—6.5%

Principal Amount (000s)
	Federal Home Loan Mortgage Corp.
$300	0.875%—03/07/2018	301
196,700	1.000%—03/08/2017-09/29/2017	199,682
100,600	1.250%—05/12/2017-10/02/2019	101,578
7,000	1.750%—05/30/2019	7,268
4,700	2.375%—01/13/2022	4,952
22,700	3.750%—03/27/2019	26,253
2,100	5.000%—02/16/2017	2,450
5,000	5.500%—08/23/2017	6,039

		348,523

	Federal National Mortgage Association
8,800	0.500%—03/30/2016	8,828
19,400	0.875%—08/28/2017-02/08/2018	19,565
41,400	1.125%—04/27/2017	42,282
19,500	1.250%—01/30/2017	20,031

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT AGENCIES—Continued
Principal Amount (000s)		Value (000s)
$53,000	5.000%—02/13/2017-05/11/2017	$62,065
13,000	5.375%—06/12/2017	15,534

		168,305

TOTAL U.S. GOVERNMENT AGENCIES (Cost $507,917)		516,828

U.S. GOVERNMENT OBLIGATIONS—31.2%
	U.S. Treasury Inflation Indexed Bonds[8]
49,025	0.125%—04/15/2017-07/15/2022	53,227
12,665	0.625%—07/15/2021-02/15/2043	14,466
61,646	1.125%—01/15/2021	72,482
18,731	1.250%—07/15/2020	22,262
5,903	1.375%—01/15/2020	6,987
34,567	1.750%—01/15/2028	44,715
5,979	1.875%—07/15/2019	7,261
54,378	2.000%—01/15/2026	71,456
9,772	2.125%—01/15/2019-02/15/2040	13,246
41,837	2.375%—01/15/2025-01/15/2027	57,020
31,675	2.500%—01/15/2029[11]	45,013
6,745	3.625%—04/15/2028	10,694
9,460	3.875%—04/15/2029[11]	15,625

		434,454

	U.S. Treasury Notes
159,900	0.625%—04/30/2018	159,513
488,900	0.750%—10/31/2017-03/31/2018	491,467
51,300	0.875%—01/31/2018	51,893
156,500	0.875%—07/31/2019[11]	155,852
410,100	1.000%—06/30/2019-11/30/2019	411,041
76,700	1.125%—05/31/2019-04/30/2020	77,233
115,000	1.125%—03/31/2020[11]	115,288
43,600	1.250%—10/31/2019-02/29/2020	44,139
18,100	1.375%—01/31/2020	18,487
120,500	1.500%—08/31/2018[11]	125,311
207,800	1.625%—08/15/2022-11/15/2022	208,011
19,600	1.750%—05/15/2022	19,954
141,100	2.000%—02/15/2022-02/15/2023	145,263
13,600	3.500%—02/15/2018	15,451

		2,038,903

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,411,934)		2,473,357

SHORT-TERM INVESTMENTS—6.7%
CERTIFICATES OF DEPOSIT—0.1%
	Itau Unibanco SA
6,500	0.100%—10/31/2013	6,451

REPURCHASE AGREEMENTS—6.6%
50,000	Repurchase Agreement with BNP Paribas S.A. dated April 30, 2013 due May 01, 2013 at 0.190% collateralized by Federal National Mortgage Association (market value $20,671) and at 0.160% collateralized by U.S. Treasury Inflation Indexed Bonds (market value $30,269)	50,000
REPURCHASE AGREEMENTS—Continued
$100,000	Repurchase Agreement with Credit Suisse dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Notes (market value $102,354)	$100,000
140,000	Repurchase Agreement with HSBC Bank USA N.A. dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Notes (market value $142,674)	140,000
21,000	Repurchase Agreement with JP Morgan Chase & Co. dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Notes (market value $21,287)	21,000
11,100	Repurchase Agreement with Morgan Stanley dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Bonds (market value $11,226)	11,100
100,000	Repurchase Agreeement with RBC Capital Markets dated April 30, 2013 due May 01, 2013 at 0.180% collateralized by U.S. Treasury Notes (market value $101,930)	100,000
100,000	Repurchase Agreement with Royal Bank of Scotland plc dated April 30, 2013 due May 01, 2013 at 0.170% collateralized by U.S. Treasury Notes (market value $101,995)	100,000
2,300	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $2,347)	2,300

		524,400

U.S. GOVERNMENT OBLIGATIONS—0.0%
	U.S. Treasury Bills
420	0.090%—01/09/2014[11]	419
670	0.087%—10/03/2013[11]	670
240	0.126%—03/06/2014[11]	240
2,800	0.096%—02/06/2014[11]	2,798

		4,127

TOTAL SHORT-TERM INVESTMENTS (Cost $534,978)		534,978

TOTAL INVESTMENTS—126.8% (Cost $9,673,583)		10,051,405

CASH AND OTHER ASSETS, LESS LIABILITIES—(26.8)%		(2,121,458)

TOTAL NET ASSETS—100.0%		$7,929,947

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT APRIL 30, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate-3 month (Buy)	102	€25,500	03/16/2015	$54
Euribor Interest Rate-3 month (Buy)	97	24,250	06/15/2015	60
Euribor Interest Rate-3 month (Buy)	107	26,750	12/15/2014	114
Eurodollar Futures-CME 90 day (Buy)	862	$215,500	03/14/2016	307
Eurodollar Futures-CME 90 day (Buy)	250	62,500	03/16/2015	67
Eurodollar Futures-CME 90 day (Buy)	52	13,000	06/13/2016	19
Eurodollar Futures-CME 90 day (Buy)	3,729	932,250	06/15/2015	2,606
Eurodollar Futures-CME 90 day (Buy)	685	171,250	09/14/2015	446
Eurodollar Futures-CME 90 day (Buy)	35	8,750	09/19/2016	13
Eurodollar Futures-CME 90 day (Buy)	65	16,250	09/30/2013	15
Eurodollar Futures-CME 90 day (Buy)	3,008	752,000	12/14/2015	1,011
Eurodollar Futures-CME 90 day (Buy)	86	21,500	12/15/2014	36
Eurodollar Futures-CME 90 day (Buy)	84	21,000	12/16/2013	25
U.S. Treasury Note Futures-10 year (Buy)	4,364	436,400	06/19/2013	10,035

				$14,808

WRITTEN OPTIONS OPEN AT APRIL 30, 2013

Description	Counterparty	Number of Contracts	Strike Index/Rate/ Price		Expiration Date	Premium Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	14,100,000	215.95	[j]	03/12/2020	119	(23)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	5,100,000	215.95	[j]	03/10/2020	38	(9)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	33,900,000	216.69	[j]	04/07/2020	302	(55)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	15,100,000	217.97	[j]	09/29/2020	195	(13)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	15,600,000	218.01	[j]	10/13/2020	153	(31)
Interest Rate Swap Option 1 year (Call)	Barclays plc	30,400,000	0.40%		03/12/2014	59	(72)
Interest Rate Swap Option 1 year (Call)	Goldman Sachs Group Inc.	30,400,000	0.40		03/12/2014	63	(72)
Interest Rate Swap Option 1 year (Put)	Barclays plc	30,400,000	0.40		03/12/2014	67	(28)
Interest Rate Swap Option 1 year (Put)	Goldman Sachs Group Inc.	30,400,000	0.40		03/12/2014	63	(29)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	10,400,000	0.75		09/03/2013	7	(10)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	95,400,000	0.75		09/03/2013	53	(93)
Interest Rate Swap Option 2 year (Put)	Credit Suisse Group AG	41,500,000	1.15		07/24/2013	88	—
Interest Rate Swap Option 2 year (Put)	HSBC Bank USA N.A.	5,000,000	1.15		07/24/2013	9	—
Interest Rate Swap Option 2 year (Put)	Deutsche Bank AG	80,300,000	1.20		07/11/2013	567	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	64,700,000	1.25		09/03/2013	210	(68)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	95,400,000	1.25		09/03/2013	241	(154)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	21,700,000	1.50		05/30/2013	164	(1)
Interest Rate Swap Option 5 year (Put)	Barclays plc	21,800,000	1.70		07/24/2013	111	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	10,700,000	1.70		07/24/2013	54	—
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	81,600,000	1.75		05/30/2013	605	—
Interest Rate Swap Option 10 year (Call)	Barclays plc	16,500,000	1.80		07/29/2013	74	(92)
Interest Rate Swap Option 10 year (Call)	Deutsche Bank AG	21,800,000	1.80		07/29/2013	44	(122)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Group Inc.	78,800,000	1.80		07/29/2013	379	(440)
Interest Rate Swap Option 10 year (Call)	JP Morgan Chase & Co.	55,100,000	1.80		07/29/2013	207	(308)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	39,400,000	1.80		07/29/2013	198	(220)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	33,300,000	1.80		07/29/2013	107	(186)
Interest Rate Swap Option 10 year (Put)	Barclays plc	16,500,000	2.65		07/29/2013	120	(8)
Interest Rate Swap Option 10 year (Put)	Deutsche Bank AG	21,800,000	2.65		07/29/2013	137	(11)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Group Inc.	78,800,000	2.65		07/29/2013	317	(40)
Interest Rate Swap Option 10 year (Put)	JP Morgan Chase & Co.	55,100,000	2.65		07/29/2013	214	(28)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	39,400,000	2.65		07/29/2013	278	(20)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	33,300,000	2.65		07/29/2013	132	(17)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas S.A.	59,400,000	$95.00		07/05/2013	485	(559)

Total Written Options						$5,860	$(2,709)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	Credit Suisse Group AG	$42,738	$43,174	06/04/2013	$(436)
British Pound Sterling (Buy)	Deutsche Bank AG	74,417	74,180	05/02/2013	237
British Pound Sterling (Sell)	Deutsche Bank AG	74,400	74,164	06/04/2013	(236)
British Pound Sterling (Sell)	Westpac Banking Corp.	74,417	72,581	05/02/2013	(1,836)
Canadian Dollar (Sell)	Royal Bank of Scotland plc	238,224	233,377	06/20/2013	(4,847)
Euro Currency (Buy)	Barclays plc	4,841	4,800	06/17/2013	41
Euro Currency (Buy)	BNP Paribas S.A.	523,233	516,293	05/02/2013	6,940
Euro Currency (Buy)	BNP Paribas S.A.	18,837	18,595	06/04/2013	242
Euro Currency (Buy)	Citigroup Inc.	822	809	06/17/2013	13
Euro Currency (Buy)	Deutsche Bank AG	21,342	21,157	06/17/2013	185
Euro Currency (Sell)	Barclays plc	5,007	4,967	06/17/2013	(40)
Euro Currency (Sell)	BNP Paribas S.A.	523,344	516,405	06/04/2013	(6,939)
Euro Currency (Sell)	BNP Paribas S.A.	4,534	4,530	06/21/2013	(4)
Euro Currency (Sell)	BNP Paribas S.A.	7,513	7,195	08/14/2013	(318)
Euro Currency (Sell)	BNP Paribas S.A.	3,962	3,790	04/01/2014	(172)
Euro Currency (Sell)	BNP Paribas S.A.	5,682	5,437	06/02/2014	(245)
Euro Currency (Sell)	BNP Paribas S.A.	3,966	3,795	07/01/2014	(171)
Euro Currency (Sell)	BNP Paribas S.A.	3,042	2,911	08/01/2014	(131)
Euro Currency (Sell)	Citigroup Inc.	3,038	2,915	04/01/2014	(123)
Euro Currency (Sell)	Credit Suisse Group AG	4,625	4,438	06/02/2014	(187)
Euro Currency (Sell)	Deutsche Bank AG	10,876	10,597	05/02/2013	(279)
Euro Currency (Sell)	HSBC Bank USA N.A.	508,339	496,494	05/02/2013	(11,845)
Euro Currency (Sell)	HSBC Bank USA N.A.	550	542	06/17/2013	(8)
Euro Currency (Sell)	JP Morgan Chase & Co.	737	733	05/02/2013	(4)
Euro Currency (Sell)	Royal Bank of Canada	21,470	21,117	06/17/2013	(353)
Euro Currency (Sell)	Royal Bank of Scotland plc	3,279	3,242	05/02/2013	(37)
Euro Currency (Sell)	UBS AG	33,350	31,938	09/04/2013	(1,412)
Indonesian Rupiah (Buy)	Credit Suisse Group AG	302	300	08/12/2013	2
Indonesian Rupiah (Buy)	JP Morgan Chase & Co.	1,410	1,400	08/12/2013	10
Indonesian Rupiah (Sell)	Deutsche Bank AG	1,712	1,703	08/12/2013	(9)
Japanese Yen (Buy)	BNP Paribas S.A.	8,663	8,618	05/02/2013	45
Japanese Yen (Sell)	Barclays plc	8,663	8,500	05/02/2013	(163)
Japanese Yen (Sell)	BNP Paribas S.A.	8,667	8,622	07/18/2013	(45)
Japanese Yen (Sell)	JP Morgan Chase & Co.	30,974	30,859	05/15/2013	(115)
Malaysian Ringgit (Buy)	Barclays plc	2,686	2,700	07/15/2013	(14)
Malaysian Ringgit (Buy)	Credit Suisse Group AG	797	800	07/15/2013	(3)
Mexican Peso (Buy)	Morgan Stanley & Co. LLC	5,700	5,600	06/27/2013	100
Mexican Peso (Buy)	UBS AG	92	92	06/27/2013	—
Mexican Peso (Sell)	Deutsche Bank AG	2,262	2,230	08/08/2013	(32)
Mexican Peso (Sell)	Deutsche Bank AG	8,998	8,871	09/05/2013	(127)
Mexican Peso (Sell)	HSBC Bank USA N.A.	10,383	10,021	06/27/2013	(362)
Mexican Peso (Sell)	Morgan Stanley & Co. LLC	2,256	2,224	08/22/2013	(32)

					$(22,710)

SWAP AGREEMENTS OPEN AT APRIL 30, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	1.500%	03/18/2016	$965,800	$2,086
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	4.250	06/15/2041	312,200	(9,852)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750	06/19/2043	73,100	(3,085)
CME Group	Federal Funds Effective Rate US	Pay	1.000	10/15/2017	277,800	1,296

Interest Rate Swaps						$(9,555)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	9.130%	01/02/2017	R$	6,000	$23
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	9.095	01/02/2017		6,500	43
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.950	01/02/2017		8,600	4
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	9.140	01/02/2017		6,000	24
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.900	01/02/2017		18,600	110
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016	MEX$	526,200	1,475
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.000	09/13/2017		5,900	14
Barclays plc	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		109,000	408
Goldman Sachs Group Inc.	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		9,100	34
HSBC Bank USA N.A.	Mexica TIIE-Banxico-Bloomberg	Pay	5.600	09/06/2016		521,900	1,555
HSBC Bank USA N.A.	Mexica TIIE-Banxico-Bloomberg	Pay	5.000	09/13/2017		17,600	43
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.600%	09/06/2016		27,000	83
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/13/2017		44,000	164
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	6.350	06/02/2021		213,600	1,367
Morgan Stanley & Co. LLC	Mexica TIIE-Banxico-Bloomberg	Pay	5.500	09/02/2022		103,500	423

Interest Rate Swaps							$ 5,770

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value (000s) [e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s) [f]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Barclays plc 1.551% due 10/27/2015	Sell	1.000%	03/20/2014	0.346%	$9	$7	€1,000	$2
BNP Paribas S.A.	United States of America 4.875% due 08/15/2016	Sell	0.250	03/20/2016	0.184	45	(218)	15,500	263
UBS AG	United States of America 4.875% due 08/15/2016	Sell	0.250	09/20/2015	0.172	78	(415)	27,700	493
Barclays plc	Berkshire Hathaway Inc. 1.900% due 01/31/2017	Sell	1.000	12/20/2013	0.154	17	14	$2,600	3
Barclays plc	Berkshire Hathaway Inc. 2.450% due 12/15/2015	Sell	1.000	06/20/2017	0.648	43	(72)	2,800	115
Credit Suisse Group AG	Berkshire Hathaway Inc. 2.450% due 12/15/2015	Sell	1.000	06/20/2017	0.648	54	(87)	3,500	141
UBS AG	Berkshire Hathaway Inc. 4.625% due 10/15/2013	Sell	1.000	03/20/2015	0.345	37	(49)	2,700	86
Citigroup Inc.	China Development Bank Corp. 4.750% due 10/08/2014	Sell	1.000	06/20/2017	0.661	1	(5)	100	6
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 12	Sell	5.000	12/20/2014	2.648	135	308	3,100	(173)
Barclays plc	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	1,474	3,072	24,900	(1,598)
Credit Suisse Group AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	142	327	2,400	(185)
Deutsche Bank AG	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	337	775	5,700	(438)
HSBC Bank USA N.A.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	4,446	5,761	75,100	(1,315)
JP Morgan Chase & Co.	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	136	260	2,300	(124)
Morgan Stanley & Co. LLC	Dow Jones CDX Emerging Markets Index Series 13	Sell	5.000	06/20/2015	2.438	580	1,163	9,800	(583)
Deutsche Bank AG	Dow Jones CDX North America Investment Grade Index Series 10-V4	Sell	0.530	06/20/2013	0.004	5	—	3,858	5
Bank of America Corp.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	7	(6)	700	13
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	18	(28)	1,900	46
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	22	(20)	2,300	42
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	03/20/2016	0.728	63	(47)	7,000	110

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s) [f]	Unrealized Appreciation/ (Depreciation) (000s)
Barclays plc	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	12/20/2016	0.846%	$178	$(668)	$26,500	$846
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	9	(16)	1,000	25
Citigroup Inc.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.756	391	(136)	44,500	527
Credit Suisse Group AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	7	(18)	700	25
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	68	(74)	7,000	142
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2016	0.756	134	(44)	15,200	178
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	13	(35)	1,300	48
HSBC Bank USA N.A.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	31	(25)	3,300	56
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	110	(125)	11,400	235
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	31	(28)	3,300	59
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2016	0.923	35	(26)	4,500	61
JP Morgan Chase & Co.	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2017	0.914	19	(38)	4,100	57
Morgan Stanley & Co. LLC	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	06/20/2015	0.604	15	(16)	1,600	31
UBS AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000	09/20/2015	0.654	7	(5)	700	12
Citigroup Inc.	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	3.850	03/20/2014	0.238	332	—	9,000	332
Deutsche Bank AG	General Electric Capital Corp. 5.625% due 09/15/2017	Sell	4.900	12/20/2013	0.192	69	—	1,900	69
Citigroup Inc.	JP Morgan Chase & Co. 4.750% due 03/01/2015	Sell	1.000	06/20/2014	0.234	50	46	5,000	4
Deutsche Bank AG	Markit CMBX North America AAA Indices 0.001%	Sell	0.080	12/13/2049	1.706	(197)	(571)	9,700	374
Goldman Sachs Group Inc.	Markit CMBX North America AAA Indices 0.001%	Sell	0.080	12/13/2049	0.000	(14)	(26)	700	12
UBS AG	Markit CMBX North America AAA Indices 0.001%	Sell	0.350	02/17/2051	0.000	(19)	(34)	1,000	15
Barclays plc	MetLife, Inc. 4.750% due 02/08/2021	Sell	1.000	12/20/2017	1.013	3	(253)	6,100	256
JP Morgan Chase & Co.	Mexico Government 7.500% due 04/08/2033	Sell	0.920	03/20/2016	0.459	4	—	300	4
Barclays plc	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.464	5	(17)	600	22
Credit Suisse Group AG	Morgan Stanley & Co. LLC 0.727% due 10/18/2016	Sell	1.000	06/20/2013	0.250	7	(55)	3,000	62
Credit Suisse Group AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	09/20/2014	0.464	55	(175)	6,300	230
Deutsche Bank AG	Morgan Stanley & Co. LLC 6.000% due 04/28/2015	Sell	1.000	06/20/2013	0.250	4	(48)	1,600	52
Barclays plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	03/20/2016	0.385	15	9	800	6
Citigroup Inc.	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.294	42	45	2,600	(3)
Morgan Stanley & Co. LLC	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.451	4	1	200	3
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2015	0.294	129	140	7,900	(11)
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	06/20/2016	0.405	18	10	900	8
Royal Bank of Scotland plc	People’s Republic of China 4.750% due 10/29/2013	Sell	1.000	09/20/2016	0.461	8	3	400	5
Barclays plc	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	06/20/2016	0.721	74	(119)	7,500	193

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

CREDIT DEFAULT SWAPS—Continued

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value (000s)[e]	Upfront Premium Paid/(Received) (000s)	Notional Amount (000s) [f]	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Republic of Indonesia 6.750% due 03/10/2014	Sell	1.000%	09/20/2015	0.595%	$13	$(28)	$1,200	$41
Morgan Stanley & Co. LLC	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.814	34	(68)	4,600	102
UBS AG	Republic of Indonesia 7.250% due 04/20/2015	Sell	1.000	09/20/2016	0.814	15	(31)	2,000	46
Deutsche Bank AG	The Export-Import Bank of China 4.875% due 07/21/2015	Sell	1.000	06/20/2017	0.635	10	(25)	600	35
Credit Suisse Group AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.318	21	19	1,000	2
Deutsche Bank AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	03/20/2016	0.318	12	11	600	1
UBS AG	United Kingdom of Great Britain and Northern Ireland 4.250% due 06/07/2032	Sell	1.000	12/20/2015	0.298	115	138	5,800	(23)
Barclays plc	United Mexican States 5.950% due 03/19/2019	Sell	1.000	03/20/2018	0.783	13	(2)	1,100	15
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.386	25	(21)	1,600	46
Citigroup Inc.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	06/20/2016	0.487	1,029	11	59,600	1,018
Deutsche Bank AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.459	237	(104)	14,100	341
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	03/20/2018	0.783	1	—	100	1
Deutsche Bank AG	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.960	18	(14)	5,000	32
HSBC Bank USA N.A.	United Mexican States 7.500% due 04/08/2033	Sell	1.000	03/20/2016	0.459	350	(154)	20,800	504
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	09/20/2017	0.695	26	(40)	1,800	66
HSBC Bank USA N.A.	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2019	0.960	18	(14)	5,000	32
Morgan Stanley & Co. LLC	United Mexican States 5.950% due 03/19/2019	Sell	1.000	06/20/2023	1.227	(29)	(35)	1,500	6
UBS AG	United Mexican States 7.500% due 04/08/2033	Sell	1.000	09/20/2015	0.386	10	(7)	600	17

Credit Default Swaps									$3,126

Total Swaps									$(659)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of April 30, 2013 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$146,569	$—	$146,569
Bank Loan Obligations	—	13,671	—	13,671
Collateralized Mortgage Obligations	—	399,231	—	399,231
Corporate Bonds & Notes	—	1,036,646	14,639	1,051,285
Foreign Government Obligations	—	828,704	—	828,704
Mortgage Pass-Through	—	3,636,680	1,992	3,638,672
Municipal Bonds	—	430,709	—	430,709
Preferred Stocks	—	17,401	—	17,401
Rights/Warrants	—	—	—	—
U.S. Government Agencies	—	516,828	—	516,828
U.S. Government Obligations	—	2,473,357	—	2,473,357

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Short-Term Investments
Certificates of Deposit	$—	$6,451	$—	$6,451
Repurchase Agreements	—	524,400	—	524,400
U.S. Government Obligations	—	4,127	—	4,127

Total Investments in Securities	$—	$10,034,774	$16,631	$10,051,405

Financial Derivative Instruments—Assets
Forward Currency Contracts	$—	$7,815	$—	$7,815
Futures Contracts	14,808	—	—	14,808
Swap Agreements	—	16,731	—	16,731

Total Financial Derivative Instruments—Assets	$14,808	$24,546	$—	$39,354

Liability Category
Financial Derivative Instruments—Liabilities
Forward Currency Contracts	$—	$(30,525)	$—	$(30,525)
Swap Agreements	—	(17,390)	—	(17,390)
Written Options	—	(2,709)	—	(2,709)

Total Financial Derivative Instruments—Liabilities	$—	$(50,624)	$—	$(50,624)

Total Investments	$14,808	$10,008,696	$16,631	$10,040,135

The following is a reconciliation of the Fund’s Level 3 investments during the period ended April 30, 2013.

Valuation Description	Balance Beginning at 11/01/2012 (000s)	Purchases (000s)	Sales (000s)	Accrued Discount/ (Premium) (000s)	Total Realized Gain/(Loss)[w] (000s)	Change in Unrealized Appreciation/ (Depreciation)[w] (000s)	Transfers In Level 3 (000s)	Transfers Out of Level 3 (000s)	Ending Balance as of 04/30/2013[w] (000s)
Asset-Backed Securities	$1,762	$—	$(1,791)	$—	$(26)	$55	$—	$—	$—
Corporate Bonds & Notes	14,840	—	—	88	—	(289)	—	—	14,639
Mortgage Pass-Through	2,091	—	(95)	(1)	—	(3)	—	—	1,992
Rights/Warrants	—	—	—	—	—	—	—	—	—

	$18,693	$—	$(1,886)	$87	$(26)	$(237)	$—	$—	$16,631

There were no transfers between levels during the period.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Valuation Descriptions	Ending Balance as of 04/30/2013 (000s)	Valuation Technique	Unobservable Inputs	Input Value(s)
Investments in Securities
Corporate Bonds & Notes
Southern Gas Networks plc MTN[5]	$14,639	Benchmark Pricing	Base Price	$96.17

Mortgage Pass-Through
Federal Housing Authority Project 7.400%—02/21/2021	35	Benchmark Pricing	Base Price	97.78
Federal Housing Authority Project 7.450%—05/01/2021	1,957	Benchmark Pricing	Base Price	98.39

	$1,992

Rights/Warrants
General Motors Co. Escrow*	—	Cash Available in Relation to Claims	Estimated Recovery Value	0.00

	$16,631

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2013.

2	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $456,209 or 6% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Perpetuity bond. The maturity date represents the next callable date.

7	Step coupon security.

8	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

9	Zero coupon bond.

10	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2013. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 of the accompanying Notes to Financial Statements.)

11	At April 30, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $461,216 or 6% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

w	The amounts in this category are included in the “Realized and Change in Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations. The net unrealized appreciation/(depreciation) as of current reporting date per investment type is as below:

Valuation Description	Unrealized Gain/(Loss) as of 04/30/2013
Corporate Bonds & Notes	$(888)
Mortgage Pass-Through	(44)
Rights/Warrants	(15)

$(947)

x	Valued by subadvisor in accordance with Harbor Funds Valuation Procedures using quoted prices from other actively traded securities with similar terms, which is a Level 3 input.

y	Fair valued in accordance with Harbor Funds Valuation Procedures using last traded price, which is a Level 3 input.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P.O. Box 6430

Newport Beach, CA 92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception in 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital

PRINCIPAL STYLE CHARACTERISTICS

Inflation-indexed fixed income securities

Mihir Worah

Management’s Discussion of Fund Performance

MARKET REVIEW

While the six months ended April 30 saw a variety of volatile developments around the world, including the U.S. fiscal cliff deal, the U.S. budget sequester, inconclusive Italian elections, and the Cyprus bailout, financial markets generally discounted these issues. Stock markets registered strong returns, with some equity benchmarks reaching all-time highs.

Globally, both equity and fixed income spread markets have responded positively to central bank liquidity. In our view, however, the economies themselves have not yet fully benefited from higher liquidity. A spotlight amid sluggish growth prospects is recovery in the U.S. housing market; this has driven U.S. growth and is working to offset the drag from fiscal policy. However, an effective hand-off from policy makers to the private sector has not yet occurred in the U.S. or globally. Interest rates rose initially in the first half of fiscal 2013 due to a number of seasonal factors, with longer-dated rates rising more than intermediate rates. However, by the end of the period, rates had stabilized and started to come down. The benchmark 10-year U.S. Treasury note yield closed the latest six months at 1.67%, 2 basis points, or 0.02 percentage point, lower than the start of the fiscal half-year. The Treasury yield curve grew flatter as long-term yields fell more than short-term yields.

Most fixed income spread sectors outperformed U.S. Treasury securities. Corporate bonds outpaced Treasurys on supportive technical data and improving balance sheet ratios. From a relative standpoint, the Financial sector outperformed the broader corporate sector. Returns of U.S. agency mortgage-backed securities trailed Treasurys on a like-duration basis; however, non-agency mortgages outperformed like-duration Treasurys as the sector continued to benefit from signs of a bottom in housing as well as positive supply data. Emerging market external bonds generally outperformed Treasurys as investor risk appetites increased amid improved U.S. economic data and continued liquidity injections by the European Central Bank. Build America Bonds posted positive absolute returns; demand for these securities remained strong as they continued to provide attractive risk-adjusted yields versus similarly rated corporate bonds.

Treasury Inflation-Protected Securities (TIPS) managed a barely-positive return of 0.25%, as measured by the Barclays U.S. TIPS Index. Breakeven inflation levels (i.e., the difference between nominal and real yields) narrowed during the latest six months, with the breakeven for 10-year notes narrowing 16 basis points, or 0.16 percentage point.

PERFORMANCE

Harbor Real Return Fund outperformed the Barclays U.S. TIPS Index over the six months ended April 30. The Fund returned 0.87% (Institutional Class) and 0.69% (Administrative Class), compared with the 0.25% return of benchmark. The Institutional Class also outpaced the index for the 12 months and 5 years ended April 30. The following strategies helped Fund returns.

•	Favoring the middle of the U.S. TIPS curve while being underweight longer-maturity TIPS, as the real yield curve steepened.

•	Exposure to U.K. inflation-linked bonds as real yields rallied.

•	A focus on Financials, which gained amid strong earnings and improving balance sheets.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
U.S. Treasury	90.3%
Italy Buoni Poliennali Del Tesoro	1.4%
Canadian Government	1.2%
Australian Index Linked	1.1%
New South Wales Treasury Corp.	1.1%
SLM Student Loan Trust	0.7%
DBUBS Mortgage Trust	0.6%
Instituto de Credito Oficial	0.6%
Nordea Eiendomskreditt AS	0.6%
U.K. Gilt Inflation Linked	0.6%

•	Modest exposure to select emerging market currencies, especially the Mexican peso, as it appreciated versus the U.S. dollar.

•	An allocation to non-agency mortgages, which benefited from the ongoing housing recovery.

On the negative side, modest duration exposure to higher-quality emerging market countries, such as Brazil, hurt performance, as rates rose.

OUTLOOK AND STRATEGY

Once again, central bank actions, combined with slowly improving fundamentals, drove financial asset valuations higher during the first quarter of calendar 2013. We are continuing to implement risk-reduction strategies as we believe that most asset classes remain fully valued and dependent upon continued fiscal and monetary support. While risks remain skewed to the downside, we retain our broad defensive positioning with a focus on yield derived from high-quality sources and active management.

With respect to portfolio strategy, we plan to:

•	Continue in risk-reduction mode while preferring high-quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook.

•	Target a slight overweight to duration with a focus on intermediate maturity TIPS to capture higher real yields and attractive roll-down.

•

Continue holding inflation-linked bonds from Australia, which has a strong sovereign balance sheet; in addition, higher real yields leave room for rates to respond to continued global economic pressures.

•	Own U.K. inflation-linked bonds due to anticipated higher and more persistent inflation in that country.

•	Tactically invest in French inflation swaps given market expectations for higher inflation than what we anticipate.

•	Opportunistically invest in Canadian inflation-linked bonds when rates are higher than the historical averages relative to U.S. rates.

•	Maintain exposure to rates in countries such as Brazil, which have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Expense Ratio	0.58%[a]

Total Net Assets (000s)	$517,500

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Expense Ratio	0.83%[a]

Total Net Assets (000s)	$5,323

a	Annualized.

b	Unannualized.

PORTFOLIO STATISTICS

	Portfolio		Benchmark

Average Market Coupon	1.50%		1.36%

Yield to Maturity	1.94%		1.59%

Current 30-day Yield (Institutional Class)	1.28%		1.15%

Weighted Average Maturity	8.80 years		9.00 years

Weighted Average Duration	6.06 years		6.20 years

Portfolio Turnover (6-Month Period Ended 04/30/2013)	115%	[b]	N/A

MATURITY PROFILE (% of investments)

0 to 1 yr.	1.42%

>1 to 5	22.99%

>5 to 10	46.34%

>10 to 15	20.11%

>15 to 20	7.42%

>20 to 25	0.06%

>25 yrs.	1.66%

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Real Return Fund
Institutional Class	0.87%	5.70%	6.78%	6.69%	12/01/2005	$16,163
Comparative Index
Barclays U.S. TIPS	0.25%	4.41%	6.51%	6.56%	—	$16,012

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of the Barclays U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Real Return Fund
Administrative Class	0.69%	5.37%	6.49%	6.41%	12/01/2005	$15,848
Comparative Index
Barclays U.S. TIPS	0.25%	4.41%	6.51%	6.56%	—	$16,012

As stated in the Fund’s current prospectus, the expense ratios were 0.62% (Institutional Class); and 0.87% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower.

a	Annualized.

b	Unannualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash, short-term investments and derivative positions of –4.8%)

ASSET-BACKED SECURITIES—1.4%
Principal Amount (000s)		Value (000s)
	American Money Management Corp.
	Series 2005-5A Cl. A1A
$122	0.515%—08/08/2017[1,2]	$122
	Ares CLO Funds[3]
	Series 2006-6RA Cl. A1B
344	0.508%—03/12/2018[1,2]	340
	Harvest CLO SA3
	Series IX Cl. A1
€76	0.825%—03/29/2017[1]	100
	Hillmark Funding
	Series 2006-1A Cl. A1
$1,600	0.539%—05/21/2021[1,2]	1,567
	Magi Funding plc
	Series I-A Cl. A
€207	0.578%—04/11/2021[1,2]	265
	Park Place Securities Inc.
	Series 2004-WWF1 Cl. M2
$291	0.880%—12/25/2034[1]	290
	People’s Choice Home Loan Securities Trust
	Series 2005-1 Cl. M4
900	1.550%—01/25/2035[1]	651
	Saxon Asset Securities Trust
	Series 2003-1 Cl. AF7
137	4.034%—06/25/2033[4]	139
	SLM Student Loan Trust
	Series 2003-2 Cl. A5
€2,198	0.463%—12/15/2023[1]	2,848
	Series 2002-7X Cl. A5
773	0.473%—09/15/2021[1]	1,017

		3,865

	Wood Street CLO BV3
	Series II-A Cl. A1
157	0.587%—03/29/2021[1,2]	203

TOTAL ASSET-BACKED SECURITIES (Cost $7,501)		7,542

BANK LOAN OBLIGATIONS—0.3%
(Cost $1,452)
	Springleaf Financial Funding Co.
	Term Loan B
$1,457	5.500%—05/10/2017[5]	1,465

COLLATERALIZED MORTGAGE OBLIGATIONS—1.9%
Principal Amount (000s)		Value (000s)
	Arran Residential Mortgages Funding plc
	Series 2011-1A Cl. A1B
€242	1.426%—11/19/2047[1,2]	$319
	Banc of America Large Loan Inc.
	Series 2010-HLTN Cl. HLTN
$1,351	2.499%—11/15/2015[1,2]	1,365
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-5 Cl. A1
7	2.240%—08/25/2035[1]	7
	Series 2005-5 Cl. A2
13	2.320%—08/25/2035[1]	13
	Series 2005-2 Cl. A1
12	2.600%—03/25/2035[1]	12
	Series 2005-2 Cl. A2
3	2.793%—03/25/2035[1]	4

		36

	Citigroup Mortgage Loan Trust Inc.
	Series 2005-12 Cl. 2A1
606	1.000%—08/25/2035[1,2]	452
	Countrywide Alternative Loan Trust
	Series 2007-5CB Cl. 1A4
838	0.000%—04/25/2037*	701
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB5 Cl. 2A1
93	2.885%—04/20/2035[1]	92
	DBUBS Mortgage Trust
	Series 2011-LC2A Cl. A2
2,800	3.386%—07/10/2044[2]	3,007
	Harborview Mortgage Loan Trust
	Series 2006-12 Cl. 2A12
156	0.359%—01/19/2038[1]	156
	Holmes Master Issuer plc
	Series 2011-1A Cl. A3
€1,395	1.561%—10/15/2054[1,2]	1,854
	JP Morgan Mortgage Trust
	Series 2005-A3 Cl. 2A1
$298	5.124%—06/25/2035[1]	302
	Permanent Master Issuer plc
	Series 2011-1A Cl. 1A3
€200	1.511%—07/15/2042[1,2]	265
	RBSSP Resecuritization Trust
	Series 2010-1 Cl. 2A1
$1,164	2.459%—07/26/2045[1,2]	1,192
	Residential Accredit Loans Inc.
	Series 2006-QO6 Cl. A1
140	0.380%—06/25/2046[1]	69
	Residential Asset Securitization Trust
	Series 2006-R1 Cl. A2
87	0.000%—01/25/2046*[1]	41
	Structured Asset Mortgage Investments Inc.
	Series 2006-AR5 Cl. 1A1
84	0.410%—05/25/2046[1]	54
	Washington Mutual Mortgage Pass Through Certificates
	Series 2003-AR9 Cl. 2A
55	2.462%—09/25/2033[1]	57

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,921)		9,962

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—3.4%
Principal Amount (000s)			Value (000s)
		Ally Financial Inc.
	$600	3.492%—02/11/2014[1]	$607
		Banco Santander Brasil SA
	500	4.250%—01/14/2016[2]	524
		Banco Santander Brasil SA MTN[6]
	2,400	2.380%—03/18/2014[1,2]	2,395
		BBVA Bancomer SA
	800	6.500%—03/10/2021[2]	917
		Credit Agricole Home Loan SFH
	800	1.026%—07/21/2014[1,2]	802
		Danske Bank AS
	1,700	1.327%—04/14/2014[1,2]	1,709
		GATX Financial Corp.
	1,000	5.800%—03/01/2016	1,112
		ICICI Bank Ltd. MTN[6]
	500	2.038%—02/24/2014[1,2]	501
		Intesa Sanpaolo SpA
	400	3.125%—01/15/2016	400
		Nordea Eiendomskreditt AS
	3,100	0.700%—04/07/2015[1,2]	3,111
		Petrobras International Finance Co.
	500	3.875%—01/27/2016	525
		SLM Corp. MTN[6]
	740	4.228%—05/03/2019[5,7]	723
		Societe Generale MTN[6]
	1,700	1.328%—04/11/2014[1,2]	1,709
		Stone Street Trust
	2,400	5.902%—12/15/2015[2]	2,607
		Turkiye Garanti Bankasi AS
	200	2.776%—04/20/2016[1,2]	203

	TOTAL CORPORATE BONDS & NOTES (Cost $17,050)		17,845

FOREIGN GOVERNMENT OBLIGATIONS—6.7%
		Australia Government Bond[7]
AUD$	2,900	4.000%—08/20/2020	5,829
		Canada Housing Trust No. 1
CAD$	2,700	2.450%—12/15/2015[2]	2,769
		Canadian Government
	4,577	4.250%—12/01/2021[7]	6,406
		Instituto de Credito Oficial MTN[6]
	€2,300	1.961%—03/25/2014[1]	3,015
		Italy Buoni Poliennali Del Tesoro
	498	1.700%—09/15/2018[7]	656
	4,800	2.100%—09/15/2016[7]	6,564

			7,220

		New South Wales Treasury Corp.
AUD$	200	2.500%—11/20/2035[7]	265
	3,800	2.750%—11/20/2025[7]	5,281

			5,546

		U.K. Gilt Inflation Linked[7]
	£460	0.125%—03/22/2024-03/22/2044	803
	105	0.375%—03/22/2062	216
	400	2.500%—07/26/2016	2,178

			3,197

		Xunta de Galicia
	€600	5.763%—04/03/2017	$842
	300	6.131%—04/03/2018	428

			1,270

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $33,200)		35,252

MORTGAGE PASS-THROUGH—0.8%
		Federal Home Loan Mortgage Corp. REMIC[8]
	$1,837	0.799%—12/15/2037[1]	1,857
		Federal National Mortgage Association REMIC[8]
	486	0.550%—07/25/2037[1]	489
	462	0.580%—07/25/2037[1]	465
	402	0.640%—05/25/2036[1]	405
	698	0.880%—02/25/2041[1]	703

			2,062

	TOTAL MORTGAGE PASS-THROUGH (Cost $3,873)		3,919

PURCHASED OPTIONS—0.0%
No. of Contracts
		Currency Option U.S. Dollar vs. Japanese Yen
	1,400,000	$99.000—09/24/2013	31
		Interest Rate Swap Option 30 year
	2,600,000	3.875%—04/14/2014	26

	TOTAL PURCHASED OPTIONS (Cost $156)		57

U.S. GOVERNMENT OBLIGATIONS—90.3%
Principal Amount (000s)
		U.S. Treasury Inflation Indexed Bonds[7]
	$58,289	0.125%—04/15/2016-01/15/2022[9]	62,902
	66,403	0.125%—07/15/2022-01/15/2023	72,366
	16,387	0.500%—04/15/2015	16,980
	36,235	0.625%—07/15/2021-02/15/2043	40,854
	1,541	0.750%—02/15/2042	1,675
	7,852	1.125%—01/15/2021	9,232
	31,527	1.250%—04/15/2014-07/15/2020	35,515
	6,225	1.375%—01/15/2020	7,368
	18,476	1.625%—01/15/2015[9]	19,419
	9,783	1.750%—01/15/2028	12,655
	18,968	1.875%—07/15/2013-07/15/2019	22,305
	31,207	2.000%—07/15/2014-01/15/2026	37,641
	8,847	2.125%—01/15/2019-02/15/2040	11,361
	47,225	2.375%—01/15/2025-01/15/2027[9]	64,197
	14,259	2.500%—01/15/2029[9]	20,264
	10,303	2.625%—07/15/2017	12,231
	646	3.625%—04/15/2028	1,024
	11,224	3.875%—04/15/2029	18,540

			466,529

		U.S. Treasury Notes
	30	1.250%—03/15/2014	30

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)
$5,400	2.000%—02/15/2023	$5,559

		5,589

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $441,825)		472,118

SHORT-TERM INVESTMENTS—0.4%
REPURCHASE AGREEMENTS
1,100	Repurchase Agreement with Citigroup Global Markets dated April 30, 2013 due May 01, 2013 at 0.190% collateralized by Federal Home Loan Mortgage Corp. (market value $1,126)	1,100
$737	Repurchase Agreement with State Street Corp. dated April 30, 2013 due May 01, 2013 at 0.010% collateralized by U.S. Treasury Notes (market value $754)	$737

TOTAL SHORT-TERM INVESTMENTS (Cost $1,837)		1,837

TOTAL INVESTMENTS—105.2% (Cost $516,815)		549,997

CASH AND OTHER ASSETS, LESS LIABILITIES—(5.2)%		(27,174)

TOTAL NET ASSETS—100.0%		$522,823

FUTURES CONTRACTS OPEN AT APRIL 30, 2013

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Eurodollar Futures-CME 90 day (Buy)	154	$38,500	03/14/2016	$93
Eurodollar Futures-CME 90 day (Buy)	62	15,500	09/14/2015	34
U.S. Treasury Note Futures-10 year (Sell)	7	700	06/19/2013	(6)

				$121

WRITTEN OPTIONS OPEN AT APRIL 30, 2013

Description	Counterparty	Number of Contracts	Strike Index/Rate/Price		Expiration Date	Premium Received (000s)	Value (000s)
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	600,000	—	[j]	01/22/2018	6	$(2)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	3,600,000	216.69	[j]	04/07/2020	32	(6)
Inflation-Linked Swap Option (Put)	Citigroup Inc.	500,000	217.97	[j]	09/29/2020	6	—
Inflation-Linked Swap Option (Put)	Deutsche Bank AG	400,000	218.01	[j]	10/13/2020	4	(1)
Interest Rate Swap Option 2 year (Put)	Barclays plc	3,500,000	1.15%		07/24/2013	6	—
Interest Rate Swap Option 2 year (Put)	Credit Suisse Group AG	5,500,000	1.15		07/24/2013	11	—
Interest Rate Swap Option 3 year 2 year (Call)	Goldman Sachs Group Inc.	13,300,000	1.60		07/02/2013	24	(41)
Interest Rate Swap Option 3 year 2 year (Put)	Goldman Sachs Group Inc.	13,300,000	1.60		07/02/2013	67	(22)
Interest Rate Swap Option 5 year (Call)	Deutsche Bank AG	800,000	0.75		09/03/2013	1	(1)
Interest Rate Swap Option 5 year (Call)	Morgan Stanley & Co. LLC	6,300,000	0.75		09/03/2013	4	(6)
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	2,900,000	1.25		09/03/2013	9	(3)
Interest Rate Swap Option 5 year (Put)	Morgan Stanley & Co. LLC	6,300,000	1.25		09/03/2013	16	(10)
Interest Rate Swap Option 5 year (Put)	Credit Suisse Group AG	2,200,000	1.50		06/03/2013	10	—
Interest Rate Swap Option 5 year (Put)	Barclays plc	2,900,000	1.70		07/24/2013	15	—
Interest Rate Swap Option 5 year (Put)	Citigroup Inc.	800,000	1.70		07/24/2013	4	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	2,900,000	1.70		07/24/2013	15	—
Interest Rate Swap Option 5 year (Put)	Royal Bank of Scotland plc	300,000	1.70		07/24/2013	2	—
Interest Rate Swap Option 5 year (Put)	Deutsche Bank AG	11,000,000	2.85		04/14/2014	132	(7)
Interest Rate Swap Option 10 year (Call)	Barclays plc	2,400,000	1.80		07/29/2013	11	(13)
Interest Rate Swap Option 10 year (Call)	Goldman Sachs Group Inc.	6,400,000	1.80		07/29/2013	26	(36)
Interest Rate Swap Option 10 year (Call)	JP Morgan Chase & Co.	2,100,000	1.80		07/29/2013	7	(12)
Interest Rate Swap Option 10 year (Call)	Morgan Stanley & Co. LLC	3,500,000	1.80		07/29/2013	16	(19)
Interest Rate Swap Option 10 year (Call)	Royal Bank of Scotland plc	1,600,000	1.80		07/29/2013	5	(9)
Interest Rate Swap Option 10 year (Put)	Barclays plc	2,400,000	2.65		07/29/2013	17	(1)
Interest Rate Swap Option 10 year (Put)	Goldman Sachs Group Inc.	6,400,000	2.65		07/29/2013	37	(3)
Interest Rate Swap Option 10 year (Put)	JP Morgan Chase & Co.	2,100,000	2.65		07/29/2013	11	(1)
Interest Rate Swap Option 10 year (Put)	Morgan Stanley & Co. LLC	3,500,000	2.65		07/29/2013	26	(2)
Interest Rate Swap Option 10 year (Put)	Royal Bank of Scotland plc	1,600,000	2.65		07/29/2013	4	(1)
Currency Option U.S. Dollar vs. Japanese Yen (Call)	JP Morgan Chase & Co.	1,400,000	$104.00		09/24/2013	10	(12)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	JP Morgan Chase & Co.	1,400,000	88.25		09/24/2013	14	(5)
Currency Option U.S. Dollar vs. Japanese Yen (Put)	BNP Paribas S.A.	1,600,000	95.00		07/05/2013	15	(15)

Total Written Options						$563	$(228)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT APRIL 30, 2013

Currency	Counterparty	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	BNP Paribas S.A.	$1,676	$1,673	05/23/2013	$3
Australian Dollar (Buy)	UBS AG	270	272	05/02/2013	(2)
Australian Dollar (Buy)	UBS AG	146	147	05/23/2013	(1)
Australian Dollar (Buy)	Westpac Banking Corp.	591	592	05/23/2013	(1)
Australian Dollar (Sell)	Citigroup Inc.	269	268	05/02/2013	(1)
Australian Dollar (Sell)	Citigroup Inc.	13,930	14,025	05/23/2013	95
Brazilian Real (Buy)	Credit Suisse Group AG	2,302	2,334	06/04/2013	(32)
Brazilian Real (Buy)	Credit Suisse Group AG	740	735	06/04/2013	5
Brazilian Real (Buy)	Deutsche Bank AG	254	251	06/04/2013	3
Brazilian Real (Buy)	HSBC Bank USA N.A.	32	32	06/04/2013	—
Brazilian Real (Buy)	JP Morgan Chase & Co.	119	120	06/04/2013	(1)
Brazilian Real (Sell)	Morgan Stanley & Co. LLC	254	251	06/04/2013	(3)
Brazilian Real (Sell)	UBS AG	61	61	06/04/2013	—
British Pound Sterling (Buy)	BNP Paribas S.A.	584	560	06/12/2013	24
British Pound Sterling (Buy)	Citigroup Inc.	714	701	06/12/2013	13
British Pound Sterling (Buy)	Deutsche Bank AG	731	710	06/12/2013	21
British Pound Sterling (Buy)	HSBC Bank USA N.A.	1,511	1,471	06/12/2013	40
British Pound Sterling (Buy)	Morgan Stanley & Co. LLC	1,460	1,421	05/02/2013	39
British Pound Sterling (Buy)	Morgan Stanley & Co. LLC	538	523	06/12/2013	15
British Pound Sterling (Buy)	Royal Bank of Scotland plc	1,459	1,433	06/12/2013	26
British Pound Sterling (Sell)	Barclays plc	1,570	1,540	06/12/2013	(30)
British Pound Sterling (Sell)	JP Morgan Chase & Co.	1,461	1,444	05/02/2013	(17)
British Pound Sterling (Sell)	JP Morgan Chase & Co.	202	200	06/12/2013	(2)
British Pound Sterling (Sell)	Royal Bank of Scotland plc	7,311	7,118	06/12/2013	(193)
Canadian Dollar (Buy)	Morgan Stanley & Co. LLC	1,070	1,060	06/20/2013	10
Canadian Dollar (Buy)	Royal Bank of Canada	545	542	06/20/2013	3
Canadian Dollar (Sell)	Royal Bank of Scotland plc	10,856	10,635	06/20/2013	(221)
Euro Currency (Buy)	BNP Paribas S.A.	136	134	06/17/2013	2
Euro Currency (Buy)	Citigroup Inc.	370	364	06/17/2013	6
Euro Currency (Buy)	Credit Suisse Group AG	265	260	06/17/2013	5
Euro Currency (Buy)	HSBC Bank USA N.A.	328	323	06/17/2013	5
Euro Currency (Buy)	Morgan Stanley & Co. LLC	485	479	06/17/2013	6
Euro Currency (Buy)	Royal Bank of Scotland plc	852	832	06/17/2013	20
Euro Currency (Sell)	Barclays plc	13,096	12,995	06/17/2013	(101)
Euro Currency (Sell)	Citigroup Inc.	2,503	2,483	06/17/2013	(20)
Euro Currency (Sell)	Deutsche Bank AG	8,311	8,207	06/17/2013	(104)
Euro Currency (Sell)	Royal Bank of Canada	1,984	1,951	06/17/2013	(33)
Indian Rupee (Buy)	Barclays plc	320	323	07/15/2013	(3)
Indian Rupee (Buy)	Citigroup Inc.	490	489	07/15/2013	1
Indian Rupee (Buy)	JP Morgan Chase & Co.	280	280	07/15/2013	—
Indian Rupee (Buy)	UBS AG	134	135	07/15/2013	(1)
Japanese Yen (Buy)	Royal Bank of Scotland plc	1,991	1,986	07/18/2013	5
Japanese Yen (Sell)	Citigroup Inc.	1	1	05/07/2013	—
Japanese Yen (Sell)	Goldman Sachs Group Inc.	531	529	05/07/2013	(2)
Japanese Yen (Sell)	HSBC Bank USA N.A.	1,183	1,185	07/18/2013	2
Japanese Yen (Sell)	JP Morgan Chase & Co.	858	845	07/18/2013	(13)
Japanese Yen (Sell)	Royal Bank of Canada	85	84	07/18/2013	(1)
Mexican Peso (Buy)	UBS AG	3,582	3,404	06/27/2013	178
South African Rand (Sell)	JP Morgan Chase & Co.	554	557	07/30/2013	3

					$(252)

SWAP AGREEMENTS OPEN AT APRIL 30, 2013

EXCHANGE CLEARED SWAP AGREEMENTS

INTEREST RATE SWAPS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
CME Group	British Bankers’ Association LIBOR USD 3-Month	Pay	2.750%	06/19/2043	$3,900	$(165)

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

OVER-THE-COUNTER (OTC) SWAP AGREEMENTS—Continued

INTEREST RATE SWAPS—Continued

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Brazil Cetip Interbank Deposit	Pay	8.485%	01/02/2015	R$	7,100	$22
Goldman Sachs Group Inc.	Brazil Cetip Interbank Deposit	Pay	8.255	01/02/2015		1,400	4
HSBC Bank USA N.A.	Brazil Cetip Interbank Deposit	Pay	8.825	01/02/2015		20,900	78
JP Morgan Chase & Co.	Brazil Cetip Interbank Deposit	Pay	7.900	01/02/2015		100	—
Morgan Stanley & Co. LLC	Brazil Cetip Interbank Deposit	Pay	8.270	01/02/2015		6,800	21
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.560	01/02/2015		14,500	48
UBS AG	Brazil Cetip Interbank Deposit	Pay	8.150	01/02/2017		4,600	(18)
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	1.900	09/01/2016		€14,200	334
BNP Paribas S.A.	French Consumer Price Index Ex Tobacco Index	Pay	1.950	09/01/2017		4,700	128
Citigroup Inc.	French Consumer Price Index Ex Tobacco Index	Pay	2.000	07/25/2016		1,500	43
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		$19,600	(179)
BNP Paribas S.A.	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		8,000	(108)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.360	01/28/2017		1,900	(19)
Deutsche Bank AG	US CPI Urban Consumers NSA	Receive	2.500	07/15/2022		2,500	(37)
Goldman Sachs Group Inc.	US CPI Urban Consumers NSA	Receive	2.415	02/12/2017		2,000	(21)
Royal Bank of Scotland plc	US CPI Urban Consumers NSA	Receive	2.250	07/15/2017		7,500	(64)

Interest Rate Swaps							$232

CREDIT DEFAULT SWAPS

Counterparty	Reference Entity	Buy/ Sell[b,c]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[d]	Market Value[e] (000s)	Upfront Premium Paid/(Received) (000s)	Notional Amount[f] (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG	Federative Republic of Brazil 12.250% due 03/06/2030	Sell	1.000%	06/20/2020	1.445%	$(15)	$(23)	$700	$8
Citigroup Inc.	Gatx Corp. 5.800% due 03/01/2016	Buy	1.070	03/20/2016	0.601	(18)	—	1,000	(18)
Barclays plc	Societe Generale 5.250% due 03/28/2013	Buy	1.000	06/20/2014	0.518	(12)	66	1,700	(78)

Credit Default Swaps									$(88)

Total Swaps									$(21)

FAIR VALUE MEASUREMENTS

Holdings in Futures Contracts valued at $121 are classified as Level 1. All other holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2012 or April 30, 2013 and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in Default.

1	Floating rate security. The stated rate represents the rate in effect at April 30, 2013.

2	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service in accordance with Harbor Funds Valuation Procedures. At April 30, 2013, these securities were valued at $28,198 or 6% of net assets.

3	CLO after the name of a security stands for Collateralized Loan Obligations.

4	Step coupon security.

5	Variable rate security. The stated rate represents the rate in effect at April 30, 2013.

6	MTN after the name of a security stands for Medium Term Note.

7	Inflation-protected securities (“IPS”) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

8	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9	At April 30, 2013, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 of the accompanying Notes to Financial Statements.) The securities pledged had an aggregate market value of $166,782 or 32% of net assets.

b	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

d	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

f	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

j	Amount represents Index Value.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

CAD$	Canadian Dollar.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGERS

Kenneth O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Seeks to provide current income while maintaining liquidity and a stable share price of $1

PRINCIPAL STYLE CHARACTERISTICS

Very short-term high quality money market instruments

Kenneth O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Despite significant levels of fiscal and monetary stimulus, the economic recovery remains weak by historical standards. The current challenges appear to stem from a general loss of confidence. Advanced economies have experienced difficulties in generating a sustainable economic recovery given elevated debt levels and low levels of private investment. In the U.S., growth has been moderate but consistently below the long term trend with anemic labor market growth. Inflation remains well contained given excess slack, with core measures hovering below the Federal Reserve’s target of 2%.

The Federal Reserve Board continued to respond to weakness in economic data through increased levels of quantitative easing. The latest phase includes “open-ended” purchases, which provide flexibility to adjust purchases as economic conditions warrant. U.S. Treasury yields declined across the curve to set historical lows as the yield curve flattened. Markets currently imply that monetary policy will remain accommodative through 2013.

From a money market investor’s perspective, short-term interest rates remain extremely low, an unfortunate consequence of substantial monetary stimulus. Cash yields remained anchored near 0% and are unlikely to increase in the current environment. Given the uncertain prospects for the U.S. economy and continued instability in European sovereign markets, monetary policy rates will likely remain low for an extended period of time.

PERFORMANCE

Despite the low interest rate environment, Harbor Money Market Fund provided competitive returns. For the six months ended April 30, the Fund returned 0.05% (Institutional and Administrative Classes). This compares with the return of 0.06% for the Fund’s benchmark, the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The duration of the portfolio was maintained below the regulatory maximum of 60 days and well below the duration of the three-month benchmark. This strategy constrained the portfolio from benefiting from the yield embedded in the term structure. Despite the regulatory challenges, the overall duration strategy had a positive impact on the portfolio’s total return.

OUTLOOK AND STRATEGY

Looking ahead, we believe the economic recovery is likely to continue at a slow pace. We believe that fiscal challenges may limit growth in the short term but are expected to be met with a legislative compromise that limits damage to the current growth trajectory. In our view, at some point, policy accommodation will result in an increase in private investment and growth will return to trend. In the near term, improvements in housing markets, combined with a stable labor sector, may provide the catalyst for a path to sustainable growth.

While we do not expect market conditions to change significantly in the coming months, eventually policy accommodation will need to be removed and excess reserves will need to be drained from the banking system. We believe that the most likely path would begin with an increase in the target federal funds rate or an increase in interest paid on bank reserves, followed by a gradual reduction in the Federal Reserve’s balance sheet. We expect that, given the complexity of the policy shift, there will be ample time to alter the Fund’s duration prior to an increase in short-term interest rates.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN ISSUERS (% of net assets)
Federal Home Loan Bank	46.9%
Federal Home Loan Mortgage Corp.	21.9%
U.S. Treasury	17.0%
Federal National Mortgage Association	14.4%

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. and agency obligations while complying with the regulatory framework governing money market funds. (Money market funds are regulated by Rule 2a-7 of the Investment Company Act of 1940).

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$128,337

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.00%[a,b]

Total Net Assets (000s)	$336

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.04%	0.04%

Weighted Average Maturity	0.13 Years	0.14 Years

Weighted Average Duration	0.13 Years	0.14 Years

FUND PERFORMANCE

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month US Treasury Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

CHANGE IN A $10,000INVESTMENT

For the period 05/01/2003 through 04/30/2013

Total Returns For the periods ended 04/30/2013
Harbor Money Market Fund
Institutional Class	0.05%	0.11%	0.39%	1.73%	3.74%	12/29/1987	$11,876
Administrative Class	0.05%	0.11%	0.35%	1.55%	1.48%	11/01/2002	$11,665
Comparative Index
BofA Merrill Lynch 3-Month US Treasury Bill	0.06%	0.12%	0.33%	1.75%	3.88%[d]	—	$11,890
Current 7-day subsidized[e] SEC yield for period ended 4/30/2013:	Institutional Class: 0.09%				Administrative Class: 0.09%
Current 7-day unsubsidized[f] SEC yield for period ended 4/30/2013:	Institutional Class: -0.24%				Administrative Class: -0.49%

Performance data shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than past performance data shown. Investment return and yield will vary. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

a	Reflective of a contractual fee waiver and expense cap effective through February 28, 2014 as well as a voluntary fee waiver that may be discontinued at any time.

b	Annualized.

c	Unannualized.

d	Life of fund return from 12/29/1987.

e	Reflects reimbursements or waivers currently in effect.

f	Does not reflect reimbursements or waivers currently in effect.

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

Total Investments (% of net assets)

(Excludes net cash of –0.2%)

TREASURY DEBT—17.0%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bills
$5,500	0.045%—05/23/2013	$5,500
6,300	0.084%—09/12/2013	6,298
10,000	0.090%—09/26/2013-10/03/2013	9,996

TOTAL TREASURY DEBT (Cost $21,794)		21,794

GOVERNMENT AGENCY DEBT—83.2%
	Federal Home Loan Bank Discount Notes
8,600	0.045%—05/22/2013-05/29/2013	8,600
2,700	0.060%—05/10/2013	2,700
2,410	0.070%—06/21/2013	2,410
4,750	0.075%—05/01/2013	4,750
13,900	0.080%—05/17/2013-06/05/2013	13,899
13,400	0.084%—05/03/2013-05/08/2013	13,400
2,800	0.100%—06/12/2013	2,800
4,240	0.110%—08/09/2013-10/11/2013	4,238
2,646	0.120%—05/21/2013-10/04/2013	2,645
4,925	0.127%—07/03/2013	4,924

		60,366

	Federal Home Loan Mortgage Corp. Discount Notes
$3,500	0.074%—05/06/2013	$3,500
4,800	0.080%—07/08/2013	4,799
4,000	0.095%—06/05/2013-06/28/2013	3,999
1,000	0.100%—08/30/2013	1,000
12,170	0.115%—05/20/2013-06/03/2013	12,169
2,789	0.120%—06/17/2013	2,789

		28,256

	Federal National Mortgage Association Discount Notes
10,000	0.083%—05/08/2013	10,000
3,319	0.090%—08/07/2013	3,318
1,937	0.095%—06/26/2013	1,937
2,626	0.110%—05/15/2013	2,626
600	0.125%—09/18/2013	599

		18,480

TOTAL GOVERNMENT AGENCY DEBT (Cost $107,102)		107,102

TOTAL INVESTMENTS—100.2% (Cost $128,896)[1]		128,896

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.2)%		(223)

TOTAL NET ASSETS—100.0%		$128,673

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$157,097	$20,785	$2,314,518	$9,673,583	$516,815	$128,896
Investments, at value	$157,634	$20,085	$2,383,451	$9,527,005	$548,160	$128,896
Repurchase agreements	6,780	1,138	82,730	524,400	1,837	—
Cash	—	—	2,780	—	—	78
Foreign currency, at value (cost: $0, $28, $0, $3,610, $467, $0)	—	28	—	3,606	468	—
Receivables for:
Investments sold	588	461	11,237	443,041	7,876	—
Capital shares sold	524	—	4,060	6,411	477	19
Dividends	—	—	—	345	—	—
Interest	1,405	297	37,047	42,952	1,632	—
Unrealized appreciation on open forward currency contracts	—	9	—	7,815	530	—
Unrealized appreciation on swap agreements	—	—	—	13,349	686	—
Swap premiums paid	—	—	—	8,638	360	—
Variation margin on futures contracts	—	—	—	9	—	—
Variation margin on swap agreements	—	—	—	1,371	12	—
Unrealized appreciation on unfunded loan commitments	—	—	18	—	—	—
Withholding tax	—	6	—	—	—	—
Prepaid registration fees	18	15	3	—	27	10
Prepaid fund insurance	—	—	6	20	2	1
Other assets	1	7	23	—	3	8
Total Assets	166,950	22,046	2,521,355	10,578,962	562,070	129,012
LIABILITIES
Payables for:
Due to broker	—	—	—	18,159	1,261	—
Due to custodian	—	—	—	157	—	—
Investments purchased	1,878	634	31,661	2,576,390	213	—
Foreign currency spot contracts	—	—	—	—	4	—
Capital shares reacquired	76	—	2,900	12,071	431	290
Written options, at value (premiums received $0, $0, $0, $5,860, $563, $0)	—	—	—	2,709	228	—
Unrealized depreciation on swap agreements	—	—	—	4,453	542	—
Sale-buyback financing transactions	—	—	—	—	35,505	—
Variation margin on futures contracts	—	—	—	489	4	—
Unrealized depreciation on open forward currency contracts	—	9	—	30,525	782	—
Accrued expenses:
Management fees	83	15	1,127	2,981	205	21
12b-1 fees	1	—	31	34	1	—
Transfer agent fees	8	1	130	374	25	7
Trustees’ fees and expenses	1	—	18	69	4	1
Other	8	7	93	604	42	20
Total Liabilities	2,055	666	35,960	2,649,015	39,247	339
NET ASSETS	$164,895	$21,380	$2,485,395	$7,929,947	$522,823	$128,673
Net Assets Consist of:
Paid-in capital	$157,942	$20,832	$2,300,108	$7,545,955	$488,275	$128,638
Undistributed/(accumulated) net investment income/(loss)	(360)	45	15,267	16,044	(529)	35
Accumulated net realized gain/(loss)	(3)	57	18,340	(4,608)	1,699	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	7,316	446	151,680	377,966	33,195	—
Unrealized appreciation/(depreciation) of other financial instruments	—	—	—	(5,410)	183	—
	$164,895	$21,380	$2,485,395	$7,929,947	$522,823	$128,673
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$162,325	$21,101	$2,333,633	$7,765,304	$517,500	$128,337
Shares of beneficial interest[1]	15,575	2,029	205,151	614,683	45,927	128,336
Net asset value per share[2]	$10.42	$10.40	$11.38	$12.63	$11.27	$1.00
Administrative Class
Net assets	$326	$279	$6,080	$164,643	$5,323	$336
Shares of beneficial interest[1]	31	27	534	13,029	472	336
Net asset value per share[2]	$10.42	$10.40	$11.39	$12.64	$11.27	$1.00
Investor Class
Net assets	$2,244	N/A	$145,682	N/A	N/A	N/A
Shares of beneficial interest[1]	216	N/A	12,797	N/A	N/A	N/A
Net asset value per share[2]	$10.41	N/A	$11.38	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.
1	Par value $0.01 (unlimited authorizations).
2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2013 (Unaudited)

(All amounts in thousands)

	Harbor Convertible Securities Fund	Harbor Emerging Markets Debt Fund	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Money Market Fund
Investment Income
Interest	$1,863	$468	$73,758	$115,855	$3,670	$75
Consent fee income	—	—	649	—	—	—
Dividends	—	—	—	691	—	—
Total Investment Income	1,863	468	74,407	116,546	3,670	75
Operating Expenses
Management fees	433	81	7,151	18,740	1,225	142
12b-1 fees:
Administrative Class	—	—	10	204	6	—
Investor Class	3	—	189	—	—	—
Shareholder communications	7	—	45	189	29	2
Custodian fees	18	42	78	396	45	14
Transfer agent fees:
Institutional Class	39	6	667	2,294	152	42
Administrative Class	—	—	3	49	1	—
Investor Class	2	—	136	—	—	—
Professional fees	1	—	22	71	5	1
Trustees’ fees and expenses	1	—	28	81	5	2
Registration fees	21	14	53	80	25	20
Miscellaneous	2	1	12	36	3	1
Expenses before interest expense	527	144	8,394	22,140	1,496	224
Interest expense	—	—	—	5	73	—
Total expenses	527	144	8,394	22,145	1,569	224
Management fees waived	—	—	(477)	(852)	—	(142)
Transfer agent fees waived	(3)	—	(55)	(179)	(12)	(3)
Other expenses reimbursed	—	(47)	—	—	—	(79)
Custodial expense reductions	—	—	—	(1)	—	—
Net expenses	524	97	7,862	21,113	1,557	—
Net Investment Income/(Loss)	1,339	371	66,545	95,433	2,113	75
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	2,044	34	18,480	59,014	1,343	—
Foreign currency transactions	—	53	—	23,787	476	—
Investments sold short	—	—	—	—	6	—
Swap agreements	—	—	—	6,397	68	—
Futures contracts	—	—	—	740	(183)	—
Written options	—	—	—	7,040	455	—
Change in net unrealized appreciation/(depreciation) on:
Investments	4,135	248	42,291	(11,505)	(267)	—
Forwards	—	(8)	—	(17,971)	(124)	—
Investments sold short	—	—	—	258	—	—
Swap agreements	—	—	—	14,164	99	—
Futures contracts	—	—	—	11,496	95	—
Written options	—	—	—	(2,628)	244	—
Translations of assets and liabilities in foreign currencies	—	—	—	836	12	—
Net gain/(loss) on investment transactions	6,179	327	60,771	91,628	2,224	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,518	$698	$127,316	$187,061	$4,337	$75

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$1,339	$2,281	$371	$369
Net realized gain/(loss) on investments	2,044	(1,479)	87	(46)
Net unrealized appreciation/(depreciation) of investments	4,135	6,031	240	430
Net increase/(decrease) in assets resulting from operations	7,518	6,833	698	753
Distributions to Shareholders
Net investment income:
Institutional Class	(1,900)	(2,227)	(365)	(210)
Administrative Class	(4)	(6)	(5)	(7)
Investor Class	(30)	(26)	—	—
Net realized gain on investments:
Institutional Class	—	—	(55)	(33)
Administrative Class	—	—	(1)	(1)
Investor Class	—	—	—	—
Total distributions to shareholders	(1,934)	(2,259)	(426)	(251)
Net Increase/(Decrease) Derived from Capital Share Transactions	43,088	36,176	12,078	2,406
Net increase/(decrease) in net assets	48,672	40,750	12,350	2,908
Net Assets
Beginning of period	116,223	75,473	9,030	6,122
End of period*	$164,895	$116,223	$21,380	$9,030
* Includes undistributed/(accumulated) net investment income/(loss) of:	$(360)	$235	$45	$44

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$66,545	$127,426	$95,433	$219,342	$2,113	$6,894	$75	$107
18,480	6,093	96,978	314,639	2,165	10,431	—	—
42,291	69,294	(5,350)	147,405	59	24,867	—	—
127,316	202,813	187,061	681,386	4,337	42,192	75	107

(68,894)	(112,933)	(114,484)	(159,759)	(7,013)	(10,478)	(75)	(107)
(247)	(466)	(2,230)	(3,203)	(63)	(88)	—	—
(4,399)	(7,972)	—	—	—	—	—	—

(4,723)	(18,574)	(300,528)	(14,161)	(9,261)	(21,078)	—	—
(20)	(87)	(6,414)	(328)	(90)	(197)	—	—
(329)	(1,524)	—	—	—	—	—	—
(78,612)	(141,556)	(423,656)	(177,451)	(16,427)	(31,841)	(75)	(107)
99,765	567,624	252,797	(138,077)	22,369	78,292	(4,966)	2,476
148,469	628,881	16,202	365,858	10,279	88,643	(4,966)	2,476

2,336,926	1,708,045	7,913,745	7,547,887	512,544	423,901	133,639	131,163
$2,485,395	$2,336,926	$7,929,947	$7,913,745	$522,823	$512,544	$128,673	$133,639
$15,267	$22,262	$16,044	$37,325	$(529)	$4,434	$35	$35

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Convertible Securities Fund		Harbor Emerging Markets Debt Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
	(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$54,998	$52,346	$13,051	$2,740
Net proceeds from redemption fees	3	9	2	—
Reinvested distributions	323	309	419	240
Cost of shares reacquired	(12,377)	(17,807)	(1,400)	(582)
Net increase/(decrease) in net assets	$42,947	$34,857	$12,072	$2,398
Administrative Class
Net proceeds from sale of shares	$—	$50	$—	$—
Net proceeds from redemption fees	—	—	—	—
Reinvested distributions	5	6	6	8
Cost of shares reacquired	(1)	(1)	—	—
Net increase/(decrease) in net assets	$4	$55	$6	$8
Investor Class
Net proceeds from sale of shares	$454	$1,313
Net proceeds from redemption fees	—	—	Not Applicable	Not Applicable
Reinvested distributions	30	26
Cost of shares reacquired	(347)	(75)
Net increase/(decrease) in net assets	$137	$1,264
SHARES
Institutional Class
Shares sold	5,381	5,326	1,270	278
Shares issued due to reinvestment of distributions	32	32	41	25
Shares reacquired	(1,218)	(1,833)	(136)	(59)
Net increase/(decrease) in shares outstanding	4,195	3,525	1,175	244
Beginning of period	11,380	7,855	854	610
End of period	15,575	11,380	2,029	854
Administrative Class
Shares sold	—	5	—	—
Shares issued due to reinvestment of distributions	—	1	1	1
Shares reacquired	—	—	—	—
Net increase/(decrease) in shares outstanding	—	6	1	1
Beginning of period	31	25	26	25
End of period	31	31	27	26
Investor Class
Shares sold	45	133
Shares issued due to reinvestment of distributions	3	3
Shares reacquired	(34)	(8)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	14	128
Beginning of period	202	74
End of period	216	202

The accompanying notes are an integral part of the Financial Statements.

Harbor High-Yield Bond Fund		Harbor Bond Fund		Harbor Real Return Fund		Harbor Money Market Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$421,718	$989,125	$902,982	$1,689,037	$91,504	$183,368	$285,617	$509,968
145	163	—	—	—	—	—	—
40,733	63,794	398,511	162,380	15,973	30,735	74	106
(347,265)	(502,990)	(1,052,803)	(1,970,316)	(85,576)	(137,222)	(290,662)	(507,524)
$115,331	$550,092	$248,690	$(118,899)	$21,901	$76,881	$(4,971)	$2,550

$741	$3,507	$20,220	$34,536	$1,274	$2,629	$39	$361
1	1	—	—	—	—	—	—
236	500	8,471	3,457	151	284	—	—
(4,620)	(2,592)	(24,584)	(57,171)	(957)	(1,502)	(34)	(435)
$(3,642)	$1,416	$4,107	$(19,178)	$468	$1,411	$5	$(74)

$20,780	$65,288
10	13	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
4,176	8,271
(36,890)	(57,456)
$(11,924)	$16,116

37,617	90,572	71,562	134,147	8,142	16,416	285,616	509,968
3,661	5,928	32,044	13,000	1,427	2,853	74	106
(30,987)	(45,837)	(83,529)	(157,219)	(7,622)	(12,233)	(290,662)	(507,524)
10,291	50,663	20,077	(10,072)	1,947	7,036	(4,972)	2,550
194,860	144,197	594,606	604,678	43,980	36,944	133,308	130,758
205,151	194,860	614,683	594,606	45,927	43,980	128,336	133,308

66	321	1,605	2,741	113	235	39	361
21	47	680	277	14	26	—	—
(411)	(237)	(1,952)	(4,536)	(85)	(136)	(34)	(435)
(324)	131	333	(1,518)	42	125	5	(74)
858	727	12,696	14,214	430	305	331	405
534	858	13,029	12,696	472	430	336	331

1,853	5,969
375	769
(3,287)	(5,251)	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
(1,059)	1,487
13,856	12,369
12,797	13,856

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CONVERTIBLE SECURITIES FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011[e]
	(Unaudited)
Net asset value beginning of period	$10.01		$9.49		$10.00
Income from Investment Operations
Net investment income/(loss)	0.11	[a]	0.24	[a]	0.09	[a]
Net realized and unrealized gains/(losses) on investments	0.45		0.52		(0.54)
Total from investment operations	0.56		0.76		(0.45)
Less Distributions
Dividends from net investment income	(0.15)		(0.24)		(0.06)
Distributions from net realized capital gains[1]	—		—		—
Total distributions	(0.15)		(0.24)		(0.06)
Proceeds from redemption fees	—	*	—	*	—	*
Net asset value end of period	10.42		10.01		9.49
Net assets end of period (000s)	$162,325		$113,898		$74,531
Ratios and Supplemental Data (%)
Total return	5.68%[b,c]		8.18%[b]		(4.50)%[b,c]
Ratio of total expenses to average net assets[2]	0.78	[d]	0.84		1.19	[d]
Ratio of net expenses to average net assets	0.78	[a,d]	0.83	[a]	0.85	[a,d]
Ratio of net investment income to average net assets	2.02	[a,d]	2.48	[a]	2.36	[a,d]
Portfolio turnover	16	[c]	40		27	[c]

HARBOR EMERGING MARKETS DEBT FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended
			2012		2011[e]
	(Unaudited)
Net asset value beginning of period	$10.25		$9.64		$10.00
Income from Investment Operations
Net investment income/(loss)	0.17	[a]	0.46	[a]	0.27	[a]
Net realized and unrealized gains/(losses) on investments	0.21		0.49		(0.45)
Total from investment operations	0.38		0.95		(0.18)
Less Distributions
Dividends from net investment income	(0.20)		(0.29)		(0.18)
Distributions from net realized capital gains[1]	(0.03)		(0.05)		—
Total distributions	(0.23)		(0.34)		(0.18)
Proceeds from redemption fees	—	*	—	*	—
Net asset value end of period	10.40		10.25		9.64
Net assets end of period (000s)	$21,101		$8,760		$5,877
Ratios and Supplemental Data (%)
Total return	3.65%[b,c]		10.11%[b]		(1.74)%[b,c]
Ratio of total expenses to average net assets[2]	1.51	[d]	2.33		4.16	[d]
Ratio of net expenses to average net assets	1.01	[a,d]	1.05	[a]	1.05	[a,d]
Ratio of net investment income to average net assets	3.91	[a,d]	4.92	[a]	5.72	[a,d]
Portfolio turnover	50	[c]	73		58	[c]

See page 80 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class						Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31				6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011[e]				2012		2011[e]
(Unaudited)						(Unaudited)
$10.00		$9.48		$10.00		$10.00		$9.48		$10.00

0.09	[a]	0.22	[a]	0.09	[a]	0.08	[a]	0.20	[a]	0.07	[a]
0.47		0.52		(0.56)		0.46		0.53		(0.54)
0.56		0.74		(0.47)		0.54		0.73		(0.47)

(0.14)		(0.22)		(0.05)		(0.13)		(0.21)		(0.05)
—		—		—		—		—		—
(0.14)		(0.22)		(0.05)		(0.13)		(0.21)		(0.05)
—	*	—	*	—	*	—	*	—	*	—	*
10.42		10.00		9.48		10.41		10.00		9.48
$326		$310		$238		$2,244		$2,015		$704

5.65%[b,c]		7.93%[b]		(4.70)%[b,c]		5.49%[b,c]		7.83%[b]		(4.72)%[b,c]
1.04	[d]	1.09		1.44	[d]	1.16	[d]	1.21		1.56	[d]
1.03	[a,d]	1.08	[a]	1.10	[a,d]	1.15	[a,d]	1.20	[a]	1.22	[a,d]
1.76	[a,d]	2.24	[a]	1.80	[a,d]	1.64	[a,d]	2.07	[a]	1.98	[a,d]
16	[c]	40		27	[c]	16	[c]	40		27	[c]

Administrative Class
6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011[e]
(Unaudited)
$10.25		$9.63		$10.00

0.19	[a]	0.46	[a]	0.27	[a]
0.17		0.47		(0.47)
0.36		0.93		(0.20)

(0.18)		(0.26)		(0.17)
(0.03)		(0.05)		—
(0.21)		(0.31)		(0.17)
—	*	—	*	—
10.40		10.25		9.63
$279		$270		$245

3.52%[b,c]		9.95%[b]		(1.95)%[b,c]
1.76	[d]	2.58		4.41	[d]
1.27	[a,d]	1.30	[a]	1.30	[a,d]
3.65	[a,d]	4.71	[a]	5.45	[a,d]
50	[c]	73		58	[c]

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010	2009		2008
	(Unaudited)
Net asset value beginning of period	$11.15		$10.86		$11.23	$10.41	$8.53		$10.92
Income from Investment Operations
Net investment income/(loss)	0.31	[a]	0.65	[a]	0.71 [a]	0.68 [a]	0.55	[a]	0.67 [a]
Net realized and unrealized gains/(losses) on investments	0.29		0.40		(0.24)	0.88	1.82		(2.37)
Total from investment operations	0.60		1.05		0.47	1.56	2.37		(1.70)
Less Distributions
Dividends from net investment income	(0.35)		(0.64)		(0.68)	(0.70)	(0.50)		(0.70)
Distributions from net realized capital gains[1]	(0.02)		(0.12)		(0.16)	(0.05)	—		—
Total distributions	(0.37)		(0.76)		(0.84)	(0.75)	(0.50)		(0.70)
Proceeds from redemption fees	—	*	—	*	— *	0.01	0.01		0.01
Net asset value end of period	11.38		11.15		10.86	11.23	10.41		8.53
Net assets end of period (000s)	$2,333,633		$2,172,751		$1,565,740	$1,354,531	$465,193		$47,862
Ratios and Supplemental Data (%)
Total return	5.50%[b,c]		10.18%[b]		4.49%[b]	15.67%[b]	28.70%[b]		(16.37)%[b]
Ratio of total expenses to average net assets[2]	0.68	[d]	0.68		0.70	0.72	0.77		0.88
Ratio of net expenses to average net assets	0.64	[a,d]	0.64	[a]	0.65 [a]	0.67 [a]	0.75	[a]	0.77 [a]
Ratio of net investment income to average net assets	5.61	[a,d]	6.06	[a]	6.54 [a]	7.01 [a]	7.64	[a]	6.90 [a]
Portfolio turnover	16	[c]	32		47	39	58		65

HARBOR BOND FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011	2010	2009		2008
	(Unaudited)
Net asset value beginning of period	$13.03		$12.20		$13.18	$12.46	$11.24		$11.79
Income from Investment Operations
Net investment income/(loss)	0.15	[a]	0.36	[a]	0.34 [a]	0.29 [a]	0.49	[a]	0.54 [a]
Net realized and unrealized gains/(losses) on investments	0.15		0.76		(0.28)	0.99	1.59		(0.41)
Total from investment operations	0.30		1.12		0.06	1.28	2.08		0.13
Less Distributions
Dividends from net investment income	(0.19)		(0.27)		(0.43)	(0.38)	(0.44)		(0.66)
Distributions from net realized capital gains[1]	(0.51)		(0.02)		(0.61)	(0.18)	(0.42)		(0.02)
Total distributions	(0.70)		(0.29)		(1.04)	(0.56)	(0.86)		(0.68)
Proceeds from redemption fees	—		—	*	—	—	—		—
Net asset value end of period	12.63		13.03		12.20	13.18	12.46		11.24
Net assets end of period (000s)	$7,765,304		$7,748,277		$7,374,510	$7,996,353	$5,765,886		$3,667,809
Ratios and Supplemental Data (%)
Total return	2.39%[b,c]		9.34%[b]		0.63%[b]	10.62%[b]	19.44%[b]		0.95%[b]
Ratio of total expenses to average net assets[2]	0.56	[d]	0.57		0.57	0.59	0.60		0.58
Ratio of net expenses to average net assets	0.54	[a,d]	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]	0.55 [a]
Ratio of net expenses excluding interest expense to average net assets	0.54	[a,d]	0.54	[a]	0.53 [a]	0.55 [a]	0.57	[a]	0.55 [a]
Ratio of net investment income to average net assets	2.45	[a,d]	2.88	[a]	2.73 [a]	2.34 [a]	4.34	[a]	4.47 [a]
Portfolio turnover	201	[c]	473		666	675	574		514

See page 80 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class									Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31							6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010	2009		2008			2012		2011	2010	2009		2008
(Unaudited)									(Unaudited)
$11.16		$10.87		$11.23	$10.41	$8.53		$10.92	$11.16		$10.87		$11.23	$10.40	$8.53		$10.92

0.38	[a]	0.62	[a]	0.70 [a]	0.69 [a]	0.61	[a]	0.69 [a]	0.31	[a]	0.61	[a]	0.69 [a]	0.72 [a]	0.57	[a]	0.67 [a]
0.20		0.40		(0.25)	0.84	1.74		(2.43)	0.26		0.40		(0.25)	0.80	1.76		(2.43)
0.58		1.02		0.45	1.53	2.35		(1.74)	0.57		1.01		0.44	1.52	2.33		(1.76)

(0.33)		(0.61)		(0.65)	(0.67)	(0.48)		(0.67)	(0.33)		(0.60)		(0.64)	(0.65)	(0.47)		(0.65)
(0.02)		(0.12)		(0.16)	(0.05)	—		—	(0.02)		(0.12)		(0.16)	(0.05)	—		—
(0.35)		(0.73)		(0.81)	(0.72)	(0.48)		(0.67)	(0.35)		(0.72)		(0.80)	(0.70)	(0.47)		(0.65)
—	*	—	*	— *	0.01	0.01		0.02	—	*	—	*	— *	0.01	0.01		0.02
11.39		11.16		10.87	11.23	10.41		8.53	11.38		11.16		10.87	11.23	10.40		8.53
$6,080		$9,571		$7,906	$7,559	$4,784		$501	$145,682		$154,604		$134,399	$135,068	$120,116		$6,993

5.33%[b,c]		9.90%[b]		4.31%[b]	15.32%[b]	28.41%[b]		(16.59)%[b]	5.20%[b,c]		9.77%[b]		4.18%[b]	15.25%[b]	28.21%[b]		(16.72)%[b]
0.93	[d]	0.93		0.95	0.97	1.02		1.12	1.05	[d]	1.05		1.07	1.09	1.13		1.25
0.89	[a,d]	0.89	[a]	0.90 [a]	0.92 [a]	1.00	[a]	1.02 [a]	1.01	[a,d]	1.01	[a]	1.02 [a]	1.04 [a]	1.12	[a]	1.14 [a]
5.37	[a,d]	5.81	[a]	6.29 [a]	6.84 [a]	7.32	[a]	6.67 [a]	5.24	[a,d]	5.71	[a]	6.17 [a]	6.77 [a]	7.24	[a]	6.60 [a]
16	[c]	32		47	39	58		65	16	[c]	32		47	39	58		65

Administrative Class
6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011	2010		2009		2008
(Unaudited)
$13.03		$12.20		$13.18	$12.45		$11.23		$11.78

0.14	[a]	0.34	[a]	0.31 [a]	0.26	[a]	0.46	[a]	0.53 [a]
0.15		0.75		(0.29)	0.99		1.60		(0.43)
0.29		1.09		0.02	1.25		2.06		0.10

(0.17)		(0.24)		(0.39)	(0.34)		(0.42)		(0.63)
(0.51)		(0.02)		(0.61)	(0.18)		(0.42)		(0.02)
(0.68)		(0.26)		(1.00)	(0.52)		(0.84)		(0.65)
—		—	*	—	—		—		—
12.64		13.03		12.20	13.18		12.45		11.23
$164,643		$165,468		$173,377	$200,320		$139,935		$74,208

2.34%[b,c]		9.06%[b]		0.37%[b]	10.32%[b]		19.18%[b]		0.71%[b]
0.81	[d]	0.82		0.82	0.84		0.85		0.83
0.79	[a,d]	0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]	0.80 [a]

0.79	[a,d]	0.79	[a]	0.78 [a]	0.80	[a]	0.82	[a]	0.80 [a]
2.20	[a,d]	2.64	[a]	2.47 [a]	2.09	[a]	4.08	[a]	4.22 [a]
201	[c]	473		666	675		574		514

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011		2010		2009		2008
	(Unaudited)
Net asset value beginning of period	$11.54		$11.38		$11.21		$10.28		$9.02		$9.93
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.14	[a]	0.26	[a]	0.18	[a]	0.24	[a]	0.40 [a]
Net realized and unrealized gains/(losses) on investments	0.05		0.84		0.40		1.04		1.57		(0.93)
Total from investment operations	0.10		0.98		0.66		1.22		1.81		(0.53)
Less Distributions
Dividends from net investment income	(0.16)		(0.26)		(0.17)		(0.29)		(0.16)		(0.38)
Distributions from net realized capital gains[1]	(0.21)		(0.56)		(0.32)		—		(0.39)		—
Total distributions	(0.37)		(0.82)		(0.49)		(0.29)		(0.55)		(0.38)
Net asset value end of period	11.27		11.54		11.38		11.21		10.28		9.02
Net assets end of period (000s)	$517,500		$507,576		$420,429		$297,858		$181,592		$81,832
Ratios and Supplemental Data (%)
Total return	0.87%[b,c]		9.19%[b]		6.38%[b]		12.11%[b]		20.73%[b]		(5.80)%[b]
Ratio of total expenses to average net assets[2]	0.61	[d]	0.62		0.61		0.66		0.74		0.74
Ratio of net expenses to average net assets	0.61	[a,d]	0.62	[a]	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]
Ratio of net expenses excluding interest expense to average net assets	0.58	[a,d]	0.59	[a]	0.60	[a]	0.60	[a]	0.60	[a]	0.57 [a]
Ratio of net investment income to average net assets	0.83	[a,d]	1.43	[a]	2.68	[a]	1.86	[a]	3.21	[a]	3.93 [a]
Portfolio turnover	115	[c]	287		340		309		496		1,334

HARBOR MONEY MARKET FUND
	Institutional Class
	6-Month Period Ended April 30, 2013		Year Ended October 31
			2012		2011		2010		2009		2008
	(Unaudited)
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)	—	*[a]	—	*[a]	—	*[a]	—	*[a]	—	*[a]	0.03 [a]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—		—
Total from investment operations	—	*	—	*	—	*	—	*	—	*	0.03
Less Distributions
Dividends from net investment income	—	*	—	*	—	*	—	*	—	*	(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—		—
Total distributions	—	*	—	*	—	*	—	*	—	*	(0.03)
Net asset value end of period	1.00		1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$128,337		$133,308		$130,758		$147,116		$186,909		$238,954
Ratios and Supplemental Data (%)
Total return	0.05%[b,c]		0.08%[b]		0.11%[b]		0.18%[b]		0.39%[b]		3.04%[b]
Ratio of total expenses to average net assets[2]	0.32	[d]	0.33		0.33		0.34		0.39		0.32
Ratio of net expenses to average net assets	—	[a,d]	—	[a]	—	[a]	0.01	[a]	0.21	[a]	0.28 [a]
Ratio of net investment income to average net assets	0.11	[a,d]	0.08	[a]	0.11	[a]	0.17	[a]	0.41	[a]	2.97 [a]

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period May 1, 2011 (inception) through October 31, 2011.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011		2010	2009		2008
(Unaudited)
$11.55		$11.40		$11.23		$10.29	$9.02		$9.93

0.04	[a]	0.10	[a]	0.09	[a]	(0.02)[a]	0.25	[a]	0.54 [a]
0.04		0.85		0.55		1.21	1.54		(1.11)
0.08		0.95		0.64		1.19	1.79		(0.57)

(0.15)		(0.24)		(0.15)		(0.25)	(0.13)		(0.34)
(0.21)		(0.56)		(0.32)		—	(0.39)		—
(0.36)		(0.80)		(0.47)		(0.25)	(0.52)		(0.34)
11.27		11.55		11.40		11.23	10.29		9.02
$5,323		$4,968		$3,472		$1,425	$552		$468

0.69%[b,c]		8.88%[b]		6.12%[b]		11.77%[b]	20.52%[b]		(6.10)%[b]
0.86	[d]	0.87		0.87		0.91	0.99		1.03
0.86	[a,d]	0.87	[a]	0.85	[a]	0.85 [a]	0.86	[a]	0.82 [a]
0.83	[a,d]	0.84	[a]	0.85	[a]	0.85 [a]	0.86	[a]	0.82 [a]
0.62	[a,d]	1.18	[a]	2.26	[a]	1.59 [a]	2.40	[a]	3.69 [a]
115	[c]	287		340		309	496		1,334

Administrative Class
6-Month Period Ended April 30, 2013		Year Ended October 31
		2012		2011		2010		2009		2008
(Unaudited)
$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

—	*[a]	—	*[a]	—	*[a]	—	*[a]	—	*[a]	0.03	[a]
—		—		—		—		—		—
—	*	—	*	—	*	—	*	—	*	0.03

—	*	—	*	—	*	—	*	—	*	(0.03)
—		—		—		—		—		—
—	*	—	*	—	*	—	*	—	*	(0.03)
1.00		1.00		1.00		1.00		1.00		1.00
$336		$331		$405		$447		$413		$13

0.05%[b,c]		0.08%[b]		0.11%[b]		0.18%[b]		0.31%[b]		2.79%[b]
0.57	[d]	0.58		0.59		0.59		0.43		0.56
—	[a,d]	—	[a]	—	[a]	0.01	[a]	0.25	[a]	0.53	[a]
0.11	[a,d]	0.08	[a]	0.11	[a]	0.18	[a]	0.14	[a]	2.73	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2013 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

Equity securities (including common stock, preferred stock, and convertible preferred stock) and financial derivative instruments (such as futures contracts and options contracts) that are traded on a national security exchange (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities), are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on the NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there are no sales on the valuation day, (i) securities traded principally on a U.S. exchange, including NASDAQ, are valued at the mean between the closing bid and ask price; and (ii) securities traded principally on a foreign exchange, including United Kingdom securities, are valued at the official bid price determined as of the close of the primary exchange. To the extent these securities are actively traded and fair valuation adjustments are not applied, they are normally categorized as Level 1 in the fair value hierarchy. Equity securities traded on inactive markets or valued by reference to similar instruments are normally categorized as Level 2 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the Fair Value Measurements and Disclosures section in Note 2.

Debt securities (including corporate bonds, municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, mortgage-backed and asset-backed securities, foreign government obligations, bank loans, and convertible securities other than short-term securities with a remaining maturity of less than 60 days at the time of acquisition), are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. In the case of mortgage-backed and asset-backed securities, the inputs used by the pricing service may also include credit enhancements and other specific information about the particular offering. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time of acquisition are valued at amortized cost, which approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and the maturity value of the issue over the period to effective maturity. Securities that use similar valuation techniques and inputs as described above are normally categorized as Level 2 in the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency contracts options contracts, and swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs, or a combination of these factors. These instruments are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. In certain cases, when a valuation is not readily available from a pricing service, the Fund’s subadviser provides a valuation, typically using its own proprietary models. Depending on the instrument and the terms of the transaction, the value of the derivative instrument can be determined by a pricing service or subadviser using a series of techniques, including simulation pricing models. The pricing models use inputs, such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates, that are observed from actively quoted markets. Derivative instruments that use valuation techniques and inputs similar to those described above are normally categorized as Level 2 in the fair value hierarchy.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value as determined by the Trust’s Valuation Committee (the “Valuation Committee”) pursuant to procedures adopted, and subject to oversight, by the Board of Trustees. The Valuation Committee is comprised of a trustee and officers of the Trust and employees of Harbor Capital with relevant experience or responsibilities. Each security for which the Valuation Committee determines a fair value, including the basis for the fair value decision, is reviewed by the Board of Trustees at its regularly scheduled board meetings.

When a fair valuation method is applied by the Valuation Committee or a Fund’s subadviser, securities will be priced by a method that the Valuation Committee or subadviser believes accurately reflects fair value. Securities valued using fair valuation methods that incorporate significant unobservable inputs are normally categorized as Level 3 in the fair value hierarchy. Examples of possible fair valuation methodologies used in determining the fair value of securities categorized as Level 3 in the fair value hierarchy include, but are not limited to, benchmark pricing and indicative market quotations.

When benchmark pricing is used, the base price of a debt security is set and then subsequently adjusted in proportion to the market value changes of an index or similar security (the “benchmark security”) that trades in an active market or for which other observable inputs are available. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by a Fund’s subadviser. If the benchmark security is categorized as Level 2 in the fair value hierarchy due to the lack of an active market for that security, any security adjusted in proportion to the market value of the benchmark security may be categorized as Level 3 in the fair value hierarchy. Significant changes in the unobservable inputs of the benchmark pricing process (i.e., the base price) would result in direct and proportional changes in the fair value of the security. The reasonability of the fair value is reviewed by the subadviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If evaluated pricing through a third-party pricing vendor is not available or deemed to be indicative of fair value, a Fund’s subadviser may elect to obtain indicative market quotations (“broker quotes”) directly from a broker-dealer or passed through from a third-party pricing vendor. Indicative market quotations are typically received from established market participants. In the event that the source of fair value is from a single-sourced broker quote, but the subadviser does not have the transparency to view the underlying inputs that support the market quotation, these securities are categorized as Level 3 in the fair value hierarchy. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. In such cases, the Fund may apply a fair value factor supplied by the pricing service to a foreign security’s market close value to reflect changes in value that may have occurred between the close of the primary market or exchange on which the security is traded and the Fund’s pricing time. That factor may be derived using observable inputs such as a comparison of the trading patterns of a foreign security to intraday trading in the U.S. markets that are highly correlated to the foreign security or other information that becomes available after the close of the foreign market on which the security principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means that the Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor. Securities valued using observable inputs, such as those described above, are normally categorized as Level 2 in the fair value hierarchy.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between Levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Loan Participations and Assignments

Loan participations and loan assignments are direct debt instruments, which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. During the period, Harbor High-Yield Bond Fund, Harbor Bond Fund, and Harbor Real Return Fund invested in loan participations and assignments. A Fund’s investments in loans may be in the form of participation in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled, only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Harbor High-Yield Bond Fund has also entered into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

a percentage of the notional loan amounts will never be utilized by the borrower. The funded portion of these credit agreements are presented on the Portfolio of Investments. Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Harbor High-Yield Bond Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Fees earned are recorded as a component of interest income on the Statement of Operations.

At the end of the period April 30, 2013, Harbor High-Yield Bond Fund had $3,000 in unfunded loan commitments outstanding.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund invested in inflation-indexed bonds. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income even though investors do not receive the principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-backed or asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar roll transactions, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. During the period, Harbor Bond Fund and Harbor Real Return Fund invested in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

During the period, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund invested in U.S. government securities. U.S. government securities include securities issued by U.S. government agencies or government-sponsored enterprises that may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Forward Commitments and When-Issued Securities

During the period, Harbor Bond Fund purchased and sold securities on a forward commitment basis, including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if a subadviser deems it appropriate to do so. Each Fund may enter into a forward commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Sale proceeds are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchase and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchase and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to such Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions. When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian, or set aside or restrict in the subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian, or set aside or restricted on the subadviser’s records or systems relating to the Fund, while the commitment is outstanding.

Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. During the period, each Fund entered into repurchase agreements with domestic or foreign banks or with a member firm of the Financial Industry Regulatory Authority, Inc., or an affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities such that if a Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). The securities are regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Sale-Buybacks

A “sale-buyback” transaction consists of a sale of a security by the Fund to a financial institution (the counterparty) with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. During the period, Harbor Bond Fund and Harbor Real Return Fund entered into such financing transactions referred to as sale-buybacks.

The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of two components: (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold, and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in additional interest income to the Fund.

The average amount of borrowings outstanding during the period ended April 30, 2013 was $50,869 at a weighted average interest rate of 0.018% for the Harbor Bond Fund and $58,340 at a weighted average interest rate of 0.251% for the Harbor Real Return Fund.

Short Sales

During the period, Harbor Bond Fund and Harbor Real Return Fund engaged in short-selling, which obligates a Fund to replace a borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay any accrued interest or dividends to the lender and also may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain cash or liquid securities sufficient to cover its short position in a segregated account with the Fund’s custodian or set aside or restricted in the subadviser’s records or systems relating to the Fund. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

Futures Contracts

A futures contract is an agreement between two parties to buy or sell a specified financial instrument at a set price on a future date. During the period, Harbor Bond Fund and Harbor Real Return Fund used futures contracts to gain exposure to the fixed income asset class with greater efficiency and lower cost than was possible through direct investment, to add value when these securities were attractively priced, or to adjust the portfolio’s sensitivity to changes in interest rates or currency exchange rates. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or can be used to hedge other Fund investments.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract referred to as “variation margin.” Such receipts or payments are recorded by a Fund as unrealized gains or losses. When the contract is closed or expires, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market. There is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. There is minimal counterparty risk with futures contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options

An option, including rights and warrants, is a contract that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price (the strike price) during a certain period of time or on a specific date (exercise date). During the period, Harbor Bond Fund and Harbor Real Return Fund purchased and wrote (sold) option contracts to manage their exposure to the bond markets and to fluctuations in interest rates and currency values. Call options tend to increase a Fund’s exposure to the underlying instrument, if purchased, and decrease exposure to the underlying instrument, if written. Put options tend to decrease a Fund’s exposure to the underlying instrument, if purchased, and increase exposure to the underlying instrument, if written.

When a Fund purchases an option, it pays a premium. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, it receives a premium. If a written option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or if the counterparty does not perform under the contract’s terms.

Straddle Options

A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

A swap is a contract between two parties to exchange future cash flows at specified intervals (payment dates) based upon a notional principal amount during the agreed-upon life of the contract. Swaps are marked to market daily and changes in value are recorded as unrealized appreciation or depreciation.

Upon entering a swap agreement, any payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent a reconciling value to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. If a liquidation payment is received or made at the termination of the swap, it is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations. A Fund will only enter into swap agreements with counterparties that meet the minimum credit quality requirements applicable to the Fund and any other appropriate counterparty criteria as determined by the Fund’s subadviser. The minimum credit quality requirements are similar to those applicable to a Fund’s purchase of securities, such that if the Fund is permitted to only purchase securities that are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the below referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life or the fair value of the contract. This risk is typically mitigated by entering into swap agreements with highly-rated counterparties, the existence of a master netting arrangement with the Fund and the counterparty, and the posting of collateral by the counterparty.

Interest Rate Swaps are agreements between counterparties to exchange cash flows or an exchange of commitments to pay or receive interest with respect to the notional amount of principal. During the period, Harbor Bond Fund and Harbor Real Return Fund used interest rate swap agreements to manage their exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings and the amount of interest income earned.

Credit Default Swaps are agreements between counterparties to buy or sell protection on a debt security, a basket of securities, or an index of obligations against a defined credit event. Under the terms of a credit default swap, the buyer of protection receives credit protection in exchange for making periodic payments to the seller of protection based on a given percentage applied to a notional principal amount. In return for these payments, the seller acts as the guarantor of the creditworthiness of a reference entity, obligation or index. During the period, Harbor Bond Fund and Harbor Real Return Fund used credit default swap agreements as a seller to gain credit exposure to an issuer or to simulate investments in long bond positions that were either unavailable or less attractively priced in the bond market; such Funds used credit default swap agreements as a buyer to provide a measure of protection against defaults of an issuer. An issuer may represent either a single issuer, a “basket” of issuers, or a credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no credit event occurs. Credit events include bankruptcy, failure to pay principal, maturity extension, rating downgrade, or write-down. As a seller, if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation (or underlying securities comprising an index), or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation (or underlying securities comprising an index). As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation (or underlying securities comprising an index) or receive a net settlement. The maximum exposure to loss of the notional value as the seller of credit default swaps outstanding at April 30, 2013 for Harbor Bond Fund and Harbor Real Return Fund was $526,567 and $700, respectively.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Total Return Swaps are agreements between counterparties to exchange the return of a given underlying asset, including any income it generates and appreciation in value, in exchange for a set rate, either fixed or variable. During the period, Harbor Real Return Fund used total return swap agreements to gain or mitigate exposure to underlying reference assets, securities, or indices.

Under the terms of a total return swap, one counterparty pays out the total return of a specific referenced asset or index and in return receives a regular stream of payments. To the extent the total return of an asset or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty.

Structured Notes

Structured notes are hybrid securities that combine a debt obligation with an embedded derivative component. The derivative component is linked to changes in the value of an underlying reference asset or index so as to modify the return characteristics of the debt obligation. During the period, Harbor Emerging Markets Debt Fund invested in structured notes to obtain a customized exposure and return structure that was not otherwise available.

Fluctuations in the value of structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. At maturity, or when the note is sold, the Fund records a realized gain or loss. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying reference asset or index. These notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of a decline in the value of the underlying reference asset or index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex or more traditional debt securities. These notes are subject to prepayment, credit and interest rate risks similar to those of conventional fixed income securities.

Forward Currency Contracts

A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used forward currency contracts to manage their exposure to changes in exchange rates or as a hedge against foreign exchange risk related to specific transactions or portfolio positions.

The forward currency contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with forward currency contracts.

Foreign Currency Spot Contracts

A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate for settlement within two business days. During the period, Harbor Emerging Markets Debt Fund, Harbor Bond Fund and Harbor Real Return Fund used foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.

The foreign currency spot contract is marked-to-market daily for settlements beyond one day, and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Risk of losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Currency Translations

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in the net realized and unrealized gain or loss on investments in the Statement of Operations.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund.

Custodian

The Funds have credit balance arrangements with the Funds’ custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit that is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the applicable net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise taxes on income and capital gains.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009–2011), including positions expected to be taken upon filing the 2012 tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

New Accounting Pronouncement

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements, or (2) subject to an enforceable master netting arrangement or similar agreement. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. Management is currently evaluating the implications of this pronouncement and the impact it will have on the financial statement disclosures.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the six-month period ended April 30, 2013 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Convertible Securities Fund	$—	$74,468	$—	$34,250
Harbor Emerging Markets Debt Fund	—	19,898	—	8,382
Harbor High-Yield Bond Fund	13,656	1,005,718	—	915,061
Harbor Bond Fund	17,466,861	1,581,163	16,454,579	1,903,031
Harbor Real Return Fund	635,007	16,344	637,893	36,169

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options

Transactions in written options for the period ended April 30, 2013 are summarized as follows:

HARBOR BOND FUND
	Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	1,425,600,000	$7,701	—	$—
Options opened	2,260,300,000	5,666	194	$64
Options closed	(2,402,800,000)	(7,507)	(194)	(64)
Options expired	—	—	—	—

Open at 4/30/2013	1,283,100,000	$5,860	—	$—

HARBOR REAL RETURN FUND
	Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	123,300,000	$882	—	$—
Options opened	222,600,000	741	14	5
Options closed	(232,400,00)	(1,060)	(14)	(5)
Options expired	—	—	—	—

Open at 4/30/2013	113,500,000	$563	—	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. In the summer of 2013, Rabobank Nederland is expected to sell 90.00001% of its shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services.

Each Fund has a separate advisory agreement with Harbor Capital. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Actual Rate
Harbor Convertible Securities Fund	0.65%		0.65%
Harbor Emerging Markets Debt Fund	0.85		0.85
Harbor High-Yield Bond Fund	0.60	[a]	0.56
Harbor Bond Fund	0.48	[b]	0.46
Harbor Real Return Fund	0.48		0.48
Harbor Money Market Fund	0.20	[c]	0.00

a	The Adviser has contractually agreed to reduce the management fee to 0.56% through February 28, 2014.

b	The Adviser has contractually agreed to reduce the management fee to 0.455% on assets greater than $1 billion through February 28, 2014.

c	The Adviser has contractually agreed to reduce the management fee to 0.18% through February 28, 2014.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and/or to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers, if any, are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

entered into a contractual expense limitation agreement with Harbor Emerging Markets Debt Fund limiting the total expenses for the Fund to 1.05% and 1.30% for the Institutional Class and Administrative Class, respectively, through February 28, 2013, and to 0.95% and 1.20% for the Institutional Class and Administrative Class, respectively, for the period March 1, 2013 through April 30, 2013. Harbor Capital has also entered into a contractual expense limitation agreement with Harbor Money Market Fund limiting the total expenses for the Fund to 0.28% for the Institutional Class and 0.53% for the Administrative Class. The contractual expense limitations are effective through February 28, 2014 for Harbor Emerging Markets Debt Fund and Harbor Money Market Fund. Since December 9, 2009, Harbor Capital has voluntarily reimbursed all expenses of the Harbor Money Market Fund resulting in actual expense ratios for the six-month period ended April 30, 2013 of 0.00% and 0.00% for the Institutional Class and Administrative Class, respectively. All expense limitations are inclusive of the transfer agent fee waiver discussed in the Transfer Agent note below.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

The fees attributable to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the six-month period ended April 30, 2013. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Shareholders

On April 30, 2013, Harbor Capital, Harbor Funds Distributors and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Convertible Securities Fund	498,086	26,073	26,029	550,188	0.0%
Harbor Emerging Markets Debt Fund	545,950	26,853	0	572,803	0.3%
Harbor High-Yield Bond Fund	39,598	4	12	39,614	0.0%
Harbor Bond Fund	23,061	3	0	23,064	0.0%
Harbor Real Return Fund	8,655	4	0	8,659	0.0%
Harbor Money Market Fund	57,200,010	25,166	0	57,225,176	0.4%

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $111 for the six-month period ended April 30, 2013.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”), which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. While not required to do so, each Fund makes an investment equal to the Trustee’s investment election. The deferred compensation liability and the offsetting deferred compensation investment asset are included as a component of “Other Liabilities” and “Other Assets,” respectively, in the Statement of Assets and Liabilities. Such amounts fluctuate with changes in the market value of the selected securities. The deferred compensation and related mark-to-market impact will be a liability and an offsetting investment asset will remain on each Fund’s Statement of Assets and Liabilities until distributed in accordance with the Plan.

Redemption Fee

Effective March 1, 2013, a 1% redemption fee is charged on shares of Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund and Harbor High-Yield Bond Fund that are redeemed within 90 days from their date of purchase. Prior to March 1, 2013 a 1% redemption fee was charged on shares of Harbor Convertible Securities Fund and Harbor High-Yield Bond Fund that were redeemed within 9 months from their date of purchase and a 2% redemption fee was charged on shares of Harbor Emerging Markets Debt Fund that were redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the six-month period ended April 30, 2013 the redemption fee proceeds are as follows:

Amount
Harbor Convertible Securities Fund	$3
Harbor Emerging Markets Debt Fund	2
Harbor High-Yield Bond Fund	156

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2013 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor Convertible Securities Fund*	$157,097	$7,827	$(510)	$7,317
Harbor Emerging Markets Debt Fund	20,785	554	(116)	438
Harbor High-Yield Bond Fund	2,314,518	152,383	(720)	151,663
Harbor Bond Fund	9,673,583	387,547	(9,725)	377,822
Harbor Real Return Fund	516,815	34,049	(867)	33,182
Harbor Money Market Fund	128,896	—	—	—

*	Capital loss carryforwards are available that may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2— Significant Accounting Policies.

Each Fund’s derivative instruments as of the six-month period ended April 30, 2013 as disclosed in the Portfolios of Investments, and the related amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations, are indicators of the volume of derivative activity for these Funds.

Derivative Instruments

At April 30, 2013, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

HARBOR EMERGING MARKETS DEBT FUND
Statement of Assets and Liabilities Caption				Foreign Exchange Contracts
Assets
Open forward currency contracts				$9

Liabilities
Open forward currency contracts				$(9)

HARBOR BOND FUND
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Open forward currency contracts	$—	$7,815	$—	$7,815
Unrealized appreciation on OTC swap agreements[b]	5,770	—	7,579	13,349
Variation margin on exchange traded swap agreements[a,b]	3,382	—	—	3,382
Variation margin on futures contracts[a]	14,808	—	—	14,808

Liabilities
Open forward currency contracts	$—	$(30,525)	$—	$(30,525)
Unrealized depreciation on OTC swap agreements[b]	—	—	(4,453)	(4,453)
Variation margin on exchange traded swap agreements[a,b]	(12,937)	—	—	(12,937)
Written options, at value	(2,150)	(559)	—	(2,709)

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Assets
Investments, at value (Purchased Options)	$26	$31	$—	$57
Open forward currency contracts	—	530	—	530
Unrealized appreciation on OTC swap agreements[b]	678	—	8	686
Variation margin on futures contracts[a]	127	—	—	127

Liabilities
Open forward currency contracts	$—	$(782)	$—	$(782)
Unrealized depreciation on OTC swap agreements[b]	(446)	—	(96)	(542)
Variation margin on exchange traded swap agreements[a,b]	(165)	—	—	(165)
Variation margin on futures contracts[a]	(6)	—	—	(6)
Written options, at value	(196)	(32)	—	(228)

a	Includes cumulative appreciation/depreciation of contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

b	Net of premiums paid of $8,638 and $360 for Harbor Bond Fund and Harbor Real Return Fund, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the six-month period ended April 30, 2013 were:

HARBOR EMERGING MARKETS DEBT FUND
Net Realized Gain/(Loss) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$53

Change in Unrealized Appreciation/(Depreciation) on Derivatives				Foreign Exchange Contracts
Forward currency contracts				$(8)

HARBOR BOND FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$23,711	$—	$23,711
Futures contracts	740	—	—	740
Written options	7,040	—	—	7,040
Swap agreements	1,882	—	4,515	6,397

Realized net gain/(loss) on derivatives	$9,662	$23,711	$4,515	$37,888

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(17,971)	$—	$(17,971)
Futures contracts	11,496	—	—	11,496
Investments, at value (Rights/Warrants)	(15)	—	—	(15)
Written options	(2,702)	74	—	(2,628)
Swap agreements	24,225	—	(10,061)	14,164

Change in unrealized appreciation/(depreciation) on derivatives	$33,004	$(17,897)	$(10,061)	$5,046

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

HARBOR REAL RETURN FUND
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$555	$—	$555
Futures contracts	(183)	—	—	(183)
Option contracts-purchased	(30)	—	—	(30)
Written options	455	—	—	455
Swap agreements	54	—	14	68

Realized net gain/(loss) on derivatives	$296	$555	$14	$865

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward currency contracts	$—	$(124)	$—	$(124)
Futures contracts	95	—	—	95
Option contracts-purchased	(1)	—	—	(1)
Written options	236	8	—	244
Swap agreements	141	—	(42)	99

Change in unrealized appreciation/(depreciation) on derivatives	$471	$(116)	$(42)	$313

NOTE 7—SUBSEQUENT EVENTS

Through the date the financial statements were issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements or related disclosures as presented herein.

On June 5, 2013, the Securities and Exchange Commission voted unanimously to propose rules that would reform how money market funds operate. The proposal includes two principal alternative reforms that could be adopted alone or in combination. One alternative would require a floating net asset value for prime “institutional” money market funds. The other alternative would require or permit the use of liquidity fees and redemption gates in times of stress. Harbor Capital intends to follow the proposal closely and evaluate what impact, if any, it will have on the Harbor Money Market Fund.

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Convertible Securities Fund
Institutional Class	0.78%
Actual		$3.98	$1,000	$1,056.80
Hypothetical (5% return)		$3.91	$1,000	$1,020.83
Administrative Class	1.03%
Actual		$5.25	$1,000	$1,056.50
Hypothetical (5% return)		$5.16	$1,000	$1,019.56
Investor Class	1.15%
Actual		$5.86	$1,000	$1,054.90
Hypothetical (5% return)		$5.76	$1,000	$1,018.95
Harbor Emerging Markets Debt Fund
Institutional Class	1.01%
Actual		$5.10	$1,000	$1,036.50
Hypothetical (5% return)		$5.06	$1,000	$1,019.66
Administrative Class	1.27%
Actual		$6.41	$1,000	$1,035.20
Hypothetical (5% return)		$6.36	$1,000	$1,018.34

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Net Expense Ratios	Expenses Paid During Period*	Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor High-Yield Bond Fund
Institutional Class	0.64%
Actual		$3.26	$1,000	$1,055.00
Hypothetical (5% return)		$3.21	$1,000	$1,021.54
Administrative Class	0.89%
Actual		$4.53	$1,000	$1,053.30
Hypothetical (5% return)		$4.46	$1,000	$1,020.27
Investor Class	1.01%
Actual		$5.14	$1,000	$1,052.00
Hypothetical (5% return)		$5.06	$1,000	$1,019.66
Harbor Bond Fund
Institutional Class	0.54%
Actual		$2.71	$1,000	$1,023.90
Hypothetical (5% return)		$2.71	$1,000	$1,022.05
Administrative Class	0.79%
Actual		$3.97	$1,000	$1,023.40
Hypothetical (5% return)		$3.96	$1,000	$1,020.78
Harbor Real Return Fund
Institutional Class	0.61%
Actual		$3.03	$1,000	$1,008.70
Hypothetical (5% return)		$3.06	$1,000	$1,021.69
Administrative Class	0.86%
Actual		$4.27	$1,000	$1,006.90
Hypothetical (5% return)		$4.31	$1,000	$1,020.42
Harbor Money Market Fund
Institutional Class	0.00%
Actual		$0.00	$1,000	$1,000.50
Hypothetical (5% return)		$0.00	$1,000	$1,024.79
Administrative Class	0.00%
Actual		$0.00	$1,000	$1,000.50
Hypothetical (5% return)		$0.00	$1,000	$1,024.79
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF THE FIXED INCOME FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately. During the six-month period ended April 30, 2013, the Board of Trustees reviewed and approved the Funds’ advisory and subadvisory agreements at two separate Board meetings: (i) a regular in-person meeting held on February 10-12, 2013 when the Board conducted its annual review of the Funds’ existing agreements; and (ii) a special in-person meeting held on March 25-26, 2013 when the Board reviewed new agreements for each Fund in connection with the proposed sale of Robeco Groep N.V., Harbor Capital’s parent company.

FEBRUARY ANNUAL MEETING

At an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of each Investment Advisory Agreement with Harbor Capital Advisors, Inc., the adviser to each Fund (the “Adviser”), and each Subadvisory Agreement with each Fund’s subadviser (each, a “Subadviser”) with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund and Harbor Money Market Fund.

In evaluating each Investment Advisory Agreement and each Subadvisory Agreement, the Trustees reviewed materials furnished by the Adviser and each Subadviser, including information about their respective affiliates, personnel, and operations and also relied upon their knowledge of the Adviser and Subadvisers resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the relevant Investment Advisory Agreements and Subadvisory Agreements, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at the Meeting and at prior meetings, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Fund, (ii) monitor and oversee the performance and investment capabilities of each Subadviser, and (iii) recommend the replacement of a subadviser where appropriate.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory Agreement and each Subadvisory Agreement with respect to Harbor High-Yield Bond Fund, Harbor Bond Fund and Harbor Real Return Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory Agreement and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

In considering the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, on such profitability;

•

the fees charged by the Adviser for investment advisory services, including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides;

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects any economies of scale for the benefit of Fund investors;

•	the fees and expense ratios of each Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Fund in comparison to peer groups and certain relevant securities indices and the Adviser’s efforts to address circumstances of underperformance where applicable;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•

information received at regular meetings throughout the year related to Fund performance and services rendered by the Adviser, as well as each of the Subadvisers, and research arrangements with brokers who execute transactions on behalf of each Subadviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services provided by each Subadviser, including the background, education, expertise and experience of the investment professionals of each Subadviser who provide investment management services to the Funds;

•	the favorable history, reputation, qualifications and background of each Subadviser, as well as the qualifications of their respective personnel;

•	the fees charged by each Subadviser for subadvisory services, which fees are paid by the Adviser, not by the Funds; and

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

•

information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Trustees separately considered the nature, scope and extent of the services provided by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory Agreement and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting such Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.

The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.

The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers (to the extent applicable) and other sources. In their deliberations with respect to each Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.

The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation at the Meeting by investment professionals from the Subadviser for Harbor Bond Fund and Harbor Real Return Fund. The Trustees had received presentations by investment professionals from the Subadvisor for Harbor High-Yield Bond Fund and Harbor Money Market Fund (as well as Harbor Bond Fund and Harbor Real Return Fund) at meetings of the Board of Trustees held in 2012. The Trustees reviewed information concerning each Subadviser’s historical investment results in managing accounts and/or funds, as applicable, in a manner substantially similar to the relevant Fund.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper and Morningstar Inc. (“Morningstar”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Trustees analyzed the Institutional Class performance, each Fund’s advisory fees, and class-by-class expenses of each Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds) and made certain observations and findings as to each Fund as noted below. The Trustees also identified and reviewed certain Administrative Class and Investor Class comparative fee and expense information they considered relevant to their deliberations.

Harbor Convertible Securities Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Convertible Securities Fund (inception date May 1, 2011), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper group and universe medians for the one-year period ended December 31, 2012 and its outperformance relative to its group and universe medians for the since inception period ended December 31, 2012. The Fund’s one-year rolling return as of December 31, 2012 ranked in the third quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch All U.S. Convertibles Ex Mandatory Index, for the one-year period ended December 31, 2012. The Trustees noted the short time period since the Fund’s inception.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Trustees discussed the expertise of Shenkman Capital Management, Inc. (“Shenkman Capital”) in managing assets generally and in the convertible securities asset class specifically, noting that Shenkman Capital managed approximately $804 million in assets in this asset class, out of a firm-wide total of $23.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio manager in this asset class, including his experience prior to joining Shenkman Capital.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $125 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was somewhat above the group and universe medians. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Emerging Markets Debt Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Emerging Markets Debt Fund (inception date May 1, 2011), the Trustees noted the Fund’s underperformance relative to its Lipper group and universe medians for the one-year and since inception periods ended December 31, 2012. The Fund’s one-year rolling return as of December 31, 2012 ranked in the fourth quartile according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its blended benchmark of 50% hard currency denominated index (the JPMorgan Emerging Markets Bond Index—Global Diversified Index) and 50% local currency denominated index (the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index) for the one-year period ended December 31, 2012. The Trustees noted the short time period since the Fund’s inception.

The Trustees discussed the expertise of Stone Harbor Investment Partners LP (“Stone Harbor”) in managing assets generally and in the emerging markets debt asset class specifically, noting that Stone Harbor managed approximately $51.3 billion in assets in this asset class, out of a firm-wide total of $62.7 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, including their experience prior to founding Stone Harbor.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $25 million, showed the Fund’s management fee was above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was above the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and that the waiver/reimbursement is a contractual expense limitation and that the Adviser proposed to lower the contractual cap effective March 1, 2013 and continue the contractual arrangement until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating the Fund was negative.

Harbor High-Yield Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor High-Yield Bond Fund (inception date December 1, 2002), the Trustees noted the Fund’s Institutional Class underperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2011 ranked in the fourth, fourth and third quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that the Fund had underperformed its benchmark, the Bank of America Merrill Lynch High Yield Masters II Index, for the one-, three-, five- and 10-year periods ended December 31, 2012. The Trustees observed that the periods in which the Fund had underperformed had been characterized by outperformance in the lower credits quality-end of the high-yield sector, and that the Fund’s subadviser had a history of underperforming in these periods and outperforming in periods where higher quality high-yield bonds outperformed.

The Trustees discussed the expertise of Shenkman Capital, the Fund’s subadviser, in managing assets generally and in the high-yield asset class specifically, noting that Shenkman Capital managed approximately $18.6 billion in assets in this asset class, out of a firm-wide total of $23.1 billion in assets under management. The Trustees also noted the significant experience of the portfolio managers in this asset class, one of whom is the founder of the firm.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $2.35 billion, showed the Fund’s management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Bond Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Bond Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

to its Lipper group median for the one- and five-year periods ended December 31, 2012 and the Fund’s underperformance relative to its Lipper group median for the two-, three- and four-year periods ended December 31, 2012. The Trustees noted the Fund’s outperformance relative to its Lipper universe median for the one-, four- and five-year periods ended December 31, 2012 and underperformance relative to its Lipper universe median for the two- and three-year periods ended December 31, 2012. The Fund’s one-, three- and five-year rolling returns as of December 31, 2012 ranked in the first, third and first quartiles, respectively, according to Morningstar data. The Trustees also considered the fact that Harbor Bond Fund had outperformed its benchmark, the Barclays Aggregate (U.S.) Bond Index, for the one-, three-, five-, ten-, fifteen-, twenty- and twenty-five-year periods ended December 31, 2012.

The Trustees discussed the expertise of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s subadviser, in managing assets generally and in the bond asset class specifically, noting that PIMCO managed approximately $285.3 billion in assets in the PIMCO Total Return Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted the significant experience of the portfolio manager in the bond markets.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $7.925 billion, showed the Fund’s management fee was somewhat above the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was below the Lipper group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and acknowledged that the waiver/reimbursement is a contractual expense limitation in effect until February 28, 2014. The Trustees noted that the Adviser’s profitability in operating the Fund was not excessive.

Harbor Real Return Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Real Return Fund (inception date December 1, 2005), the Trustees noted the Fund’s Institutional Class outperformance relative to its Lipper group and universe medians for the one-, two-, three-, four- and five-year periods ended December 31, 2012. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 were ranked in the first quartile. The Trustees also considered the fact that the Fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the one-, three- and five-year periods ended December 31, 2012.

The Trustees discussed the expertise of PIMCO, the Fund’s subadviser, in managing assets generally and in the inflation- protection asset class specifically, noting that PIMCO managed approximately $25.6 billion in assets in the PIMCO Real Return Fund, out of a firm-wide total of approximately $1.56 trillion in assets under management. The Trustees also noted that the portfolio manager had significant experience in the inflation protection/TIPS market.

They observed that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $525 million, showed the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratio of the Fund’s Institutional Class was somewhat above the Lipper group median. The Trustees noted that no expense universe was provided because of the limited number of TIPS funds that offer this particular share class. The Trustees noted that the Adviser’s profitability in operating this Fund was not excessive.

Harbor Money Market Fund. In consideration of the Investment Advisory Agreement and Subadvisory Agreement for the Harbor Money Market Fund (inception date December 29, 1987), the Trustees noted the Fund’s Institutional Class outperformance relative to its group and universe medians for each of the one-, two-, three-, four- and five-year periods ended December 31, 2012 according to Lipper. According to the Morningstar data presented, the Fund’s one-, three- and five-year rolling returns as of December 31, 2012 were each ranked in the first quartile. The Trustees also considered the Fund’s performance record relative to its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, noting that the Fund had outperformed the benchmark for the three- and five-year periods ended December 31, 2012 while underperforming for the one-, ten-, fifteen-, and twenty-year periods ended December 31, 2012.

The Trustees noted the fact that the Fund does not have the size of many of its Lipper peers, some of which are very large institutional-oriented money market funds. The Trustees also noted statements by Fischer Francis Trees & Watts, Inc. (“FFTW”) that the firm continues to take a conservative approach to managing the Fund to seek to ensure sufficient liquidity.

The Trustees discussed the expertise of FFTW, the Fund’s subadviser, in managing assets generally and in the short duration fixed income asset class specifically, noting that FFTW managed approximately $12 billion of short duration assets (which include ABS, Global Short Duration with and without credit, 2a-7 Money Market, Assured Minimum, LIBOR Plus, Non-2a-7 Money Market, US Short Duration with and without credit and US Short Intermediate with and without credit mandates), out of a firm-wide total of approximately $58.2 billion in assets under management. The Trustees also noted the experience of the portfolio manager in this asset class both with FFTW and at prior advisory firms.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

The Trustees considered that the Lipper comparison of contractual management fees for the Fund’s expense group, assuming an asset level of $150 million, showed that the Fund’s management fee was below the group median for the Institutional Class. The actual total expense ratios of the Fund’s Institutional Class was below the group and universe medians. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses and acknowledged that a certain portion of the waiver/ reimbursement is a contractual expense limitation in effect until February 28, 2014, although any waiver/reimbursement to limit expenses further could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Fund was negative.

*  *  *

The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e., the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.

Profitability

The Trustees also considered the Adviser’s profitability in managing each of the Funds (as well as on a fund complex-wide basis) as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives for the Adviser to continue to attract and maintain high-quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that are provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees noted that the Adviser was, in certain cases, waiving a portion of its advisory fee and/or reimbursing a portion of Fund expenses. The Trustees determined that the Adviser’s profitability in managing each Fund was not excessive.

Economies of Scale

The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the Funds’ fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. The Trustees noted they intend to monitor each Fund’s asset growth in connection with future reviews of each Fund’s Investment Advisory Agreement to determine whether breakpoints may be appropriate at such time.

*  *  *

MARCH SPECIAL MEETING

At a special in-person meeting of the Board of Trustees held on March 25 and 26, 2013, (the “Special Meeting”), the Trustees considered and approved for each Fund a new Investment Advisory Agreement with the Adviser in light of the proposed sale of 90.00001% of the outstanding securities of Robeco Groep N.V., the Adviser’s parent company, from Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (the “Transaction”).

The Trustees concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this consideration, the Trustees noted that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Trustees also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

In evaluating each new Investment Advisory Agreement in light of the Transaction, the Trustees considered, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. The Trustees noted that a substantial portion of their review of these general topics had been conducted as part of, and in conjunction with, the Trustees’ annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Trustees held on February 10-12, 2013. The Trustees noted that during the review process that led to their approval of the existing advisory agreements on February 10-12, 2013, the Trustees had been aware that they likely would be asked in the very near future to consider approval of the new advisory agreements to go into effect following ORIX’s acquisition of Robeco.

The Trustees noted that on February 10-12, 2013, they had concluded, in light of all factors considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements and the various fee waiver and expense limitation arrangements were fair and reasonable. Among other factors, the Trustees noted that they had considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to the Adviser and their affiliates and third party subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to each Fund. A full discussion of the Trustees’ considerations at its February 10-12, 2013 meeting precedes this discussion.

The Trustees then considered their conclusions in connection with their February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Trustees’ general satisfaction with the nature and quality of services being provided. The Trustees further considered assurances from the Adviser that it was aware of no additional developments unrelated to the transaction and not already disclosed to the Trustees since February 10-12, 2013 that would be a material consideration to the Trustees in connection with their consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Trustees focused their review on, and requested and evaluated other information relating to, the potential impact of the transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. The Trustees took into account that, commencing in June of 2012, it had made ongoing inquiries to, and received regular updates from, the Adviser and Robeco relating to the transaction.

The Trustees noted that, between November 2012 and the Special Meeting, the Trustees had accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed transaction and related matters. The Trustees noted that this analysis focused on, among other matters, the expectations for continuity and stability of the Adviser throughout implementation of the transaction and thereafter. In this connection, the Trustees noted that they generally had been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and had decided that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Trustees carefully considered the Adviser’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in their due diligence process, the following actions were taken and considered by, or on behalf of, the Trustees:

1.	The Independent Trustees solicited and received ongoing advice regarding the Trustees’ legal duties from independent legal counsel for such Trustees, which counsel has extensive experience regarding such matters.

2.	The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3.	The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both the Adviser and ORIX regarding the transaction, including details regarding each entity’s anticipated business plan for continuing operations after the transaction.

4.

The Trustees received and evaluated written responses from the Adviser and ORIX pursuant to inquiries made on the Trustees’ behalf. The Trustees requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at the Adviser, including its Chief Executive Officer, as

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.	The Independent Trustees and the Trustees had received at this meeting a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and the Adviser, and considered input from legal counsel.

6.	At the Special Meeting, the Independent Trustees had requested and received assurances that: (i) the Adviser and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) the Adviser and the subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of, or the principal investment strategies used to manage, any of the Funds. In this regard, the Trustees considered representations by the Adviser and its affiliates that Robeco’s ownership by ORIX as contemplated by the transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.	At the Special Meeting, the Trustees also requested and received written undertakings relating to certain financial resources to be available to the Adviser and the Funds following the closing of the transaction. Specifically, these undertakings related to: (i) the Adviser’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within the Adviser.

8.	The Trustees considered representations by the Adviser and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

9.	The Trustees considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

10.	The Trustees considered that the Adviser, Rabobank and ORIX and their affiliates have agreed to bear the expenses associated with obtaining Trustee and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the transaction.

11.	The Trustees considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

12.	The Trustees considered acknowledgements from ORIX and Robeco of the importance of the Adviser continuing to be able to operate independently and in the interests of Fund shareholders.

13.	The Trustees considered the potential benefits that may be realized by the Adviser and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.

The Trustees considered that, if shareholders approve the new advisory agreements, the Trustees currently expect to continue to conduct a formal annual contracts review and renewal process consistent with the process they would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Trustees would not legally be required to review or renew those contracts until 2015. However, the Trustees currently intend to conduct annual reviews of such contracts, and the Adviser has consented to this process. If the Trustees conduct their future annual reviews in accordance with their customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Trustees emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and their affiliates to comply with their undertakings to the Trustees and to

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in their view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

The Trustees also considered and approved a new Subadvisory Agreement with each Fund’s Subadviser with respect to Harbor Convertible Securities Fund, Harbor Emerging Markets Debt Fund, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Money Market Fund. The Trustees noted that they had recently considered and approved the continuation of the Funds’ existing subadvisory agreements at their in-person meeting on February 10-12, 2013 and that there were no differences between the Funds’ existing subadvisory agreements and the proposed new Subadvisory Agreements other than the date of each agreement.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002) and Director of Tower Development Corporation (cell tower developer) (2009-present).	28	Director of FiberTower Corperation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE
David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Tresurer (2007-2012), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins, CFA (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street 20th Floor Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index— Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Glossary—Continued

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.FI.0413

Semi-Annual Report

April 30, 2013

Target Retirement Funds

	Institutional Class	Administrative Class	Investor Class

Harbor Target Retirement Income Fund	HARAX	HARBX	HARCX

Harbor Target Retirement 2010 Fund	HARDX	HAIIX	HARFX

Harbor Target Retirement 2015 Fund	HARGX	HARHX	HARIX

Harbor Target Retirement 2020 Fund	HARJX	HARKX	HARLX

Harbor Target Retirement 2025 Fund	HARMX	HARNX	HAROX

Harbor Target Retirement 2030 Fund	HARPX	HARQX	HARTX

Harbor Target Retirement 2035 Fund	HARUX	HARVX	HARWX

Harbor Target Retirement 2040 Fund	HARYX	HARZX	HABBX

Harbor Target Retirement 2045 Fund	HACCX	HADDX	HAEEX

Harbor Target Retirement 2050 Fund	HAFFX	HAGGX	HAHHX

This document must be preceded or accompanied by a Prospectus.

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW (Unaudited)

The first half of the fiscal year ended April 30, 2013. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily or contractually waived or reimbursed, which has resulted in higher returns. Without these waivers or reimbursements, the returns would have been lower. Voluntary waivers or reimbursements may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The returns of the unmanaged indices assume the reinvestment of dividends but do not reflect fees and expenses, and the indices are not available for direct investment.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost.

	Unannualized Total Return 6 Months Ended April 30, 2013
HARBOR TARGET RETIREMENT FUNDS	Institutional Class	Administrative Class	Investor Class
Harbor Target Retirement Income	4.85%	4.85%	4.85%
Harbor Target Retirement 2010	5.29	5.30	5.30
Harbor Target Retirement 2015	6.35	6.35	6.35
Harbor Target Retirement 2020	7.10	7.11	7.00
Harbor Target Retirement 2025	7.93	7.93	7.93
Harbor Target Retirement 2030	9.17	9.17	9.17
Harbor Target Retirement 2035	10.56	10.48	10.48
Harbor Target Retirement 2040	11.95	11.83	11.83
Harbor Target Retirement 2045	13.25	13.25	13.25
Harbor Target Retirement 2050	14.13	14.11	14.11

UNDERLYING HARBOR FUNDS PERFORMANCE (INSTITUTIONAL CLASS SHARES)

	Total Return for Periods Ended April 30, 2013						Expense Ratios
EQUITY & STRATEGIC MARKET FUNDS	6 Months[b]	One Year	Five Years[a]	Ten Years[a]	Since Inception[a]	Inception Date	Net		Gross
Harbor Capital Appreciation Fund	12.73%	6.83%	6.17%	8.39%	10.84%	12/29/1987	0.66%[c]		0.68%
Harbor Mid Cap Growth Fund	14.41	12.94	4.46	10.44	1.80	11/01/2000	0.85		0.85
Harbor Small Cap Growth Fund	18.72	16.65	6.92	10.27	7.23	11/01/2000	0.85		0.85
Harbor Large Cap Value Fund	17.00	21.63	3.22	7.89	9.51	12/29/1987	0.68	[d]	0.73
Harbor Mid Cap Value Fund	21.59	24.34	8.45	9.51	6.73	03/01/2002	0.95	[d]	0.99
Harbor Small Cap Value Fund	20.63	19.02	5.89	10.85	9.88	12/14/2001	0.86		0.86
Harbor International Fund	13.29	12.87	0.31	12.56	12.04	12/29/1987	0.77	[c]	0.78
Harbor International Growth Fund	12.78	9.47	-2.34	8.36	3.39	11/01/1993	0.95	[e]	1.00
Harbor Global Value Fund	14.21	9.76	-2.91	N/A	-2.86	08/07/2006	0.90	[c,d]	2.26
Harbor Global Growth Fund	15.50	11.65	N/A	N/A	24.68	03/01/2009	0.90	[c,d]	1.60
Harbor Commodity Real Return Strategy Fund	-5.39	-1.87	N/A	N/A	-2.06	09/02/2008	1.00	[d]	1.04

FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	5.50%	9.99%	8.81%	8.00%	8.46%	12/01/2002	0.64%[c]		0.68%
Harbor Bond Fund	2.39	6.97	7.12	6.16	7.99	12/29/1987	0.55	[c]	0.57
Harbor Real Return Fund	0.87	5.70	6.78	N/A	6.69	12/01/2005	0.62		0.62

SHORT-TERM INVESTMENTS
Harbor Money Market Fund	0.05%	0.11%	0.39%	1.73%	3.74%	12/29/1987	0.28%[c,d]		0.33%

Current 7-day subsidized SEC yield for period ended 04/30/2013: 0.09%
Current 7-day unsubsidized SEC yield for period ended 04/30/2013: -0.24%

COMMONLY USED MARKET INDICES	Unannualized Total Return 6 Months Ended April 30, 2013
Russell 3000® Index; entire U.S. stock market	15.16%
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE (ND)); international equity	16.90
Barclays U.S. Aggregate Bond Index; domestic bonds	0.90

About Expense Ratios: All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a funds average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the Fund’s current prospectus, as revised and supplemented to date.

a	Annualized.

b	Unannualized.

c	Reflects contractual management fee reduction until 02/28/2014.

d	Contractual limitation on Fund operating expenses, excluding interest expense, if any, until 02/28/2014.

e	As of April 30, 2013, the net expense ratio was contractually capped at 0.95%. Effective May 31, 2013, the net expense ratio for the Institutional Class is capped at 0.85% until 05/20/14.

1

Harbor Target Retirement Funds

SEMI-ANNUAL REPORT OVERVIEW—Continued

TARGET ASSET ALLOCATION

Over time, the allocation to asset classes and underlying Harbor funds will change in a predetermined manner as shown in the chart above. The chart shows the shifting of asset classes over time and illustrates how each Target Retirement Fund’s (except Harbor Target Retirement Income Fund) asset mix becomes more conservative as time elapses.

The principal value of the Funds is not guaranteed at any time, including the target retirement date.

INVESTMENT STYLES

The Harbor Target Retirement Funds are constructed based on Harbor Capital Advisors’ investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would leave the work force and enter retirement and likely stop making new investments in the Fund. The Harbor Target Retirement Income Fund is designed for investors currently in retirement. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

Harbor Capital Advisors allocates each Fund’s assets among the underlying Harbor funds based on the Fund’s investment objectives and policies. The asset allocation for each Fund (other than the Harbor Target Retirement Income Fund) will change over time as the target date indicated in the Fund’s name draws closer.

HARBOR TARGET RETIREMENT FUNDS – ACTUAL ALLOCATION AS OF APRIL 30, 2013

	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
EQUITY & COMMODITY FUNDS
Harbor Capital Appreciation Fund	2%	2%	3%	4%	4%	5%	6%	7%	8%	9%
Harbor Mid Cap Growth Fund	1	2	2	2	3	3	4	5	6	6
Harbor Small Cap Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Large Cap Value Fund	3	3	5	5	7	8	10	11	12	13
Harbor Mid Cap Value Fund	2	2	3	4	4	5	6	7	8	9
Harbor Small Cap Value Fund	2	2	2	3	3	4	5	5	7	7
Harbor International Fund	5	6	8	9	11	13	15	18	20	22
Harbor International Growth Fund	2	3	3	3	5	5	7	7	9	9
Harbor Global Value Fund	1	1	1	2	2	3	3	4	4	5
Harbor Global Growth Fund	1	1	2	2	2	3	3	4	4	5
Harbor Commodity Real Return Strategy Fund	0	0	2	3	4	5	5	4	4	3
TOTAL EQUITY & COMMODITY FUNDS	20	23	33	39	47	57	67	76	86	93
FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	10	10	11	13	13	12	10	9	6	3
Harbor Bond Fund	44	43	38	37	32	26	20	14	8	4
Harbor Real Return Fund	21	19	14	11	8	5	3	1	0	0
TOTAL FIXED INCOME FUNDS	75	72	63	61	53	43	33	24	14	7
SHORT-TERM INVESTMENTS
Harbor Money Market Fund	5	5	4	0	0	0	0	0	0	0
TOTAL SHORT-TERM INVESTMENTS	5	5	4	0	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Equities in the U.S. and abroad generated robust returns for the fiscal first half ended April 30, 2013. Stock markets in both the U.S. and developed international markets recorded double-digit gains. Emerging markets stocks had mid-single digit returns. Intermediate-term fixed income returns were positive. Returns of U.S. Treasury securities trailed those of most other fixed income asset classes. The results in both the equity and fixed income funds and the asset allocations were the source of solid returns for the Harbor Target Retirement Funds in the fiscal first half.

Harbor Target Retirement Funds

The Harbor Target Retirement Funds generated returns in line with the results of their underlying Harbor funds. Returns ranged from 4.85% for Harbor Target Retirement Income Fund (Institutional Class), which has the smallest exposure to stocks, to 14.13% for Harbor Target Retirement 2050 Fund (Institutional Class), which has the largest allocation to equities in its portfolio.

Harbor Large Cap Value Fund (Institutional Class), the largest component of the domestic equity allocation to the Harbor Target Retirement Funds, generated a return of 17.00%, while Harbor Bond Fund (Institutional Class), the largest fixed income component, returned 2.39%. Both funds outperformed their respective benchmarks in the fiscal first half. Harbor International Fund (Institutional Class), the largest constituent of the international and global equity segment, returned 13.29%, trailing its benchmark.

	RETURNS FOR PERIODS ENDED APRIL 30, 2013
	Unannualized		Annualized
Domestic Equities	6 Months	1 Year	5 Years	10 Years	30 Years
Wilshire 5000 Total Market Index (entire U.S. stock market)	15.38%	17.28%	5.87%	8.81%	10.45%
S&P 500 Index (large cap stocks)	14.42	16.89	5.21	7.88	10.62
Russell Midcap® Index (mid cap stocks)	18.90	19.20	7.24	11.63	11.98
Russell 2000® Index (small cap stocks)	16.58	17.69	7.27	10.47	9.12
Russell 3000® Growth Index	13.93	12.83	6.75	8.26	9.33
Russell 3000® Value Index	16.33	21.64	4.36	8.56	11.19

International & Global
MSCI EAFE (ND) Index (foreign stocks)	16.90%	19.39%	-0.93%	9.23%	9.48%
MSCI World (ND) Index (global stocks)	14.67	16.70	1.81	8.29	9.30
MSCI EM Index (emerging markets)	5.29	3.97	-0.33	16.14	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	-6.34%	-5.33%	-8.28%	3.45%	N/A

Fixed Income
BofA Merrill Lynch US High-Yield Index (high-yield bonds)	7.26%	14.04%	10.83%	9.52%	N/A
Barclays U.S. Aggregate Bond Index (domestic bonds)	0.90	3.68	5.72	5.04	7.92%
BofA Merrill Lynch 3-Month US Treasury Bill Index (proxy for money market returns)	0.06	0.12	0.33	1.75	4.58

Domestic Equity

U.S. equities had strong returns for the fiscal first half. The Wilshire 5000 Total Market Index, a measure of the broad domestic equity market, returned 15.38%, as indications of continued modest economic improvement, the ongoing support from the Federal Reserve and the accommodative stances of central banks in many developed countries created a favorable environment for equities.

International Equity

Overseas equity markets turned in a strong performance, with the MSCI EAFE (ND) Index of stocks in developed international markets generating a return of 16.90%. (All international and global returns are in U.S. dollars.) The MSCI World (ND) Index, a measure of global equities including the U.S., returned 14.67%. In both indices, all 10 economic sectors advanced. Emerging markets gained 5.29%.

Strategic Markets and Fixed Income

Commodity markets retreated over concerns about the modest pace of economic growth, particularly in China. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on physical commodities, had a -6.34% return.

3

Intermediate-term bonds managed positive results in the first six months of the fiscal year. Fixed income investors watched closely for indications of how the Federal Reserve would respond to signs of improving yet modest economic growth and whether the Fed would begin reducing its accommodative stance sooner than may have been expected. Returns of U.S. Treasury securities lagged those of other fixed income sectors as some investors showed a willingness to accept higher levels of risk in their search for additional yield. The broad U.S. taxable bond market advanced 0.90%, while high-yield bonds had returns in the mid-single digits. Money market returns stayed near zero as the Federal Reserve continued to hold short-term rates at historically low levels.

Portfolio Management Change

The Harbor Funds Board of Trustees appointed Baillie Gifford Overseas Limited as subadviser to Harbor International Growth Fund effective May 22, 2013. Baillie Gifford succeeded Marsico Capital Management, LLC, which had served as subadviser since March 1, 2004. We are pleased to welcome Baillie Gifford to the Harbor Funds team. At the same time, we thank Marsico for its dedicated service to our Harbor International Growth Fund shareholders.

Baillie Gifford Overseas Limited, a wholly owned subsidiary of Baillie Gifford & Co., is a U.S. registered investment adviser based in Edinburgh, Scotland.

Baillie Gifford employs a team-based approach to making investment decisions for the Harbor International Growth Fund. That team is comprised of Gerard Callahan, Iain Campbell, Joe Faraday and Paul Faulkner, each of whom is a Portfolio Manager of Baillie Gifford and a member of Baillie Gifford’s International Focus Portfolio Construction Group. Mr. Callahan is Chair of the International Focus Portfolio Construction Group and is Head of UK Equities at Baillie Gifford.

Harbor Funds Proxy

During the fiscal first half, it was announced that ORIX Corporation would purchase over 90% of Robeco Groep, N.V. (“Robeco”), the parent company of Harbor Capital Advisors, the adviser to Harbor Funds. Robeco has owned Harbor Capital Advisors since 2001. Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”), which has owned 100% of Robeco, will own slightly less than 10% of Robeco following the transaction.

Harbor Funds shareholders were asked to approve new advisory agreements between Harbor Capital Advisors and Harbor Funds because the previous advisory agreements terminate as a result of the transaction. During the fiscal first half, Harbor Funds sent all shareholders a proxy statement requesting votes on new advisory agreements between Harbor Capital Advisors and Harbor Funds. Shareholders were also asked to approve an amendment to the Declaration of Trust for Harbor Funds to help modernize the principal governing document of the fund family.

The transaction is expected to close about July 1, 2013. We do not believe the transaction will have any material effect on Harbor Capital Advisors or Harbor Funds.

We appreciate shareholders exercising their rights in governing Harbor Funds by reviewing the proxy statement and voting on the two proposals.

Disciplined Investing

The developed global equity markets performed well in the fiscal first half with domestic equities achieving very strong double-digit returns. The S&P 500 Index reached new highs in the first six months—and moved higher still after the close of the fiscal half-year on April 30.

In late May, the equity and bond markets reacted to comments from the Federal Reserve suggesting that the stimulus provided by the Fed’s bond buying program could be reduced sooner than many investors had expected. Concerns over such tapering of the stimulus program caused both equity and bond markets to decline and become more volatile.

In the short term, it is never possible to predict with certainty the direction of the equity and fixed income markets. Given the always uncertain environment, investors are encouraged to maintain a long-term perspective and a disciplined approach to investing, using a diversified asset allocation of equities, fixed income and cash that is consistent with their tolerance for risk.

Harbor Funds offers a variety of actively-managed funds to create a diversified portfolio to help investors achieve their long-term financial goals.

Thank you for your investment in Harbor Funds.

June 28, 2013

David G. Van Hooser

Chairman

4

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Current income and some capital appreciation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement Income Fund posted a return of 4.85% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. All of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities, which represent only about 20% of the portfolio, nonetheless accounted for a major share of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY—Continued

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund, the second-largest component of the portfolio, registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses. There is no guarantee that the Fund will provide adequate income through retirement. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$17,167

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$14

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.58%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	4.9%

Harbor Large Cap Value Fund	3.0%

Harbor International Growth Fund	2.1%

Harbor Capital Appreciation Fund	2.0%

Harbor Mid Cap Value Fund	2.0%

Harbor Small Cap Value Fund	1.6%

Harbor Mid Cap Growth Fund	1.3%

Harbor Global Growth Fund	1.1%

Harbor Global Value Fund	1.1%

Harbor Small Cap Growth Fund	1.0%

Fixed Income

Harbor Bond Fund	44.3%

Harbor Real Return Fund	20.4%

Harbor High-Yield Bond Fund	10.2%

Short-Term Investments

Harbor Money Market Fund	5.0%

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement Income Fund
Institutional Class	4.85%	8.33%	N/A	9.15%	01/02/2009	$73,015
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement Income Fund
Administrative Class	4.85%	8.34%	N/A	9.15%	01/02/2009	$14,604
Investor Class	4.85%	8.34%	N/A	9.15%	01/02/2009	$14,604
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.59% (Institutional Class), 0.84% (Administrative Class) and 0.96% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

8

Harbor Target Retirement Income Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—20.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—10.9%
7,424	Harbor Capital Appreciation Fund	$345
21,724	Harbor Mid Cap Growth Fund	225
13,475	Harbor Small Cap Growth Fund	180
52,426	Harbor Large Cap Value Fund	519
22,401	Harbor Mid Cap Value Fund	337
10,703	Harbor Small Cap Value Fund	270

		1,876

HARBOR INTERNATIONAL EQUITY FUNDS—9.2%
12,888	Harbor International Fund	846
29,433	Harbor International Growth Fund	362
27,875	Harbor Global Value Fund	185
9,171	Harbor Global Growth Fund	185

		1,578

TOTAL HARBOR EQUITY FUNDS (Cost $2,828)		3,454

HARBOR FIXED INCOME FUNDS—74.9%

Shares		Value (000s)

154,327	Harbor High-Yield Bond Fund	$1,756
603,281	Harbor Bond Fund	7,620
311,327	Harbor Real Return Fund	3,509

TOTAL HARBOR FIXED INCOME FUNDS (Cost $12,543)		12,885

SHORT-TERM INVESTMENTS—5.0%
(Cost $857)
857,474	Harbor Money Market Fund	857

TOTAL INVESTMENTS—100.0% (Cost $16,228)		17,196

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,196

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2010 Fund posted returns of 5.29% (Institutional Class) and 5.30% (Administrative and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities, which represent less than one-fourth of the portfolio, nonetheless accounted for a major share of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI

10

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY—Continued

AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund, the second-largest component of the portfolio, registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

11

Harbor Target Retirement 2010 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$3,202

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$15

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	5.6%

Harbor Large Cap Value Fund	3.4%

Harbor International Growth Fund	2.4%

Harbor Capital Appreciation Fund	2.2%

Harbor Mid Cap Value Fund	2.2%

Harbor Small Cap Value Fund	1.8%

Harbor Mid Cap Growth Fund	1.4%

Harbor Global Growth Fund	1.2%

Harbor Global Value Fund	1.2%

Harbor Small Cap Growth Fund	1.2%

Harbor Commodity Real Return Strategy Fund	0.4%

Fixed Income

Harbor Bond Fund	42.7%

Harbor Real Return Fund	19.0%

Harbor High-Yield Bond Fund	10.3%

Short-Term Investments

Harbor Money Market Fund	5.0%

12

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2010 Fund
Institutional Class	5.29%	8.65%	N/A	10.26%	01/02/2009	$76,290
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2010 Fund
Administrative Class	5.30%	8.56%	N/A	10.24%	01/02/2009	$15,248
Investor Class	5.30%	8.56%	N/A	10.24%	01/02/2009	$15,248
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

13

Harbor Target Retirement 2010 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—22.6%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—12.2%
1,562	Harbor Capital Appreciation Fund	$73
4,584	Harbor Mid Cap Growth Fund	47
2,842	Harbor Small Cap Growth Fund	38
11,047	Harbor Large Cap Value Fund	109
4,749	Harbor Mid Cap Value Fund	72
2,259	Harbor Small Cap Value Fund	57

		396

HARBOR INTERNATIONAL EQUITY FUNDS—10.4%
2,753	Harbor International Fund	180
6,225	Harbor International Growth Fund	77
5,881	Harbor Global Value Fund	39
1,921	Harbor Global Growth Fund	39

		335

TOTAL HARBOR EQUITY FUNDS (Cost $634)		731

HARBOR STRATEGIC MARKETS FUNDS—0.4%
(Cost $14)
1,901	Harbor Commodity Real Return Strategy Fund	13

HARBOR FIXED INCOME FUNDS—72.0%

Shares		Value (000s)

29,212	Harbor High-Yield Bond Fund	$332
109,302	Harbor Bond Fund	1,380
54,636	Harbor Real Return Fund	616

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,287)		2,328

SHORT-TERM INVESTMENTS—5.0%
(Cost $160)
159,652	Harbor Money Market Fund	160

TOTAL INVESTMENTS—100.0% (Cost $3,095)		3,232

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,232

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2015 Fund posted a return of 6.35% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities, which represent about a third of the portfolio, nonetheless accounted for the bulk of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI

15

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY—Continued

AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund, the second-largest component of the portfolio, registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Target Retirement 2015 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$12,479

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$15

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	7.7%

Harbor Large Cap Value Fund	4.7%

Harbor International Growth Fund	3.3%

Harbor Capital Appreciation Fund	3.1%

Harbor Mid Cap Value Fund	3.0%

Harbor Small Cap Value Fund	2.5%

Harbor Commodity Real Return Strategy Fund	2.2%

Harbor Mid Cap Growth Fund	2.0%

Harbor Global Value Fund	1.7%

Harbor Global Growth Fund	1.6%

Harbor Small Cap Growth Fund	1.6%
Fixed Income

Harbor Bond Fund	37.8%

Harbor Real Return Fund	13.7%

Harbor High-Yield Bond Fund	11.1%

Short-Term Investments

Harbor Money Market Fund	4.0%

17

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2015 Fund
Institutional Class	6.35%	9.39%	N/A	11.07%	01/02/2009	$78,749
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984
Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2015 Fund
Administrative Class	6.35%	9.39%	N/A	11.07%	01/02/2009	$15,750
Investor Class	6.35%	9.39%	N/A	11.07%	01/02/2009	$15,750
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.64% (Institutional Class), 0.89% (Administrative Class) and 1.01% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

18

Harbor Target Retirement 2015 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—31.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—16.9%
8,386	Harbor Capital Appreciation Fund	$390
24,446	Harbor Mid Cap Growth Fund	253
15,220	Harbor Small Cap Growth Fund	203
59,185	Harbor Large Cap Value Fund	585
25,286	Harbor Mid Cap Value Fund	380
12,053	Harbor Small Cap Value Fund	305

		2,116

HARBOR INTERNATIONAL EQUITY FUNDS—14.3%
14,645	Harbor International Fund	961
33,304	Harbor International Growth Fund	410
31,452	Harbor Global Value Fund	209
10,361	Harbor Global Growth Fund	209

		1,789

TOTAL HARBOR EQUITY FUNDS (Cost $3,300)		3,905

HARBOR STRATEGIC MARKETS FUNDS—2.2%
(Cost $292)
40,070	Harbor Commodity Real Return Strategy Fund	276

HARBOR FIXED INCOME FUNDS—62.6%

Shares		Value (000s)

121,989	Harbor High-Yield Bond Fund	$1,388
374,409	Harbor Bond Fund	4,729
152,076	Harbor Real Return Fund	1,714

TOTAL HARBOR FIXED INCOME FUNDS (Cost $7,674)		7,831

SHORT-TERM INVESTMENTS—4.0%
(Cost $498)
497,981	Harbor Money Market Fund	498

TOTAL INVESTMENTS—100.0% (Cost $11,764)		12,510

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$12,510

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

19

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2020 Fund posted returns of 7.10% (Institutional Class), 7.11% (Administrative Class), and 7.00% (Investor Class) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities, which represent about a third of the portfolio, nonetheless accounted for the bulk of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI

20

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY—Continued

AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

21

Harbor Target Retirement 2020 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$29,709

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$16

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	8.9%

Harbor Large Cap Value Fund	5.4%

Harbor International Growth Fund	3.8%

Harbor Capital Appreciation Fund	3.6%

Harbor Mid Cap Value Fund	3.6%

Harbor Commodity Real Return Strategy Fund	3.2%

Harbor Small Cap Value Fund	2.8%

Harbor Mid Cap Growth Fund	2.4%

Harbor Global Growth Fund	2.0%

Harbor Global Value Fund	1.9%

Harbor Small Cap Growth Fund	1.9%
Fixed Income

Harbor Bond Fund	36.5%

Harbor High-Yield Bond Fund	12.8%

Harbor Real Return Fund	11.2%

22

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2020 Fund
Institutional Class	7.10%	9.94%	N/A	11.78%	01/02/2009	$80,954
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2020 Fund
Administrative Class	7.11%	9.85%	N/A	11.77%	01/02/2009	$16,180
Investor Class	7.00%	9.85%	N/A	11.76%	01/02/2009	$16,178
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.67% (Institutional Class), 0.92% (Administrative Class) and 1.04% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

23

Harbor Target Retirement 2020 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—36.3%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—19.7%
23,157	Harbor Capital Appreciation Fund	$1,077
67,577	Harbor Mid Cap Growth Fund	699
42,038	Harbor Small Cap Growth Fund	561
163,450	Harbor Large Cap Value Fund	1,616
69,865	Harbor Mid Cap Value Fund	1,051
33,310	Harbor Small Cap Value Fund	842

		5,846

HARBOR INTERNATIONAL EQUITY FUNDS—16.6%
40,437	Harbor International Fund	2,654
91,949	Harbor International Growth Fund	1,133
86,948	Harbor Global Value Fund	577
28,624	Harbor Global Growth Fund	577

		4,941

TOTAL HARBOR EQUITY FUNDS (Cost $9,035)		10,787

HARBOR STRATEGIC MARKETS FUNDS—3.2%

Shares		Value (000s)

(Cost $1,027)
138,449	Harbor Commodity Real Return Strategy Fund	$954

HARBOR FIXED INCOME FUNDS—60.5%
333,905	Harbor High-Yield Bond Fund	3,800
859,326	Harbor Bond Fund	10,853
296,997	Harbor Real Return Fund	3,347

TOTAL HARBOR FIXED INCOME FUNDS (Cost $17,670)		18,000

TOTAL INVESTMENTS—100.0% (Cost $27,732)		29,741

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$29,741

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

24

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2025 Fund posted a return of 7.93% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities, which represent less than half of the portfolio, nonetheless accounted for the bulk of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI

25

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY—Continued

AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2025 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$8,610

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.69%[a]

Total Net Assets (000s)	$16

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	10.5%

Harbor Large Cap Value Fund	6.4%

Harbor International Growth Fund	4.5%

Harbor Capital Appreciation Fund	4.2%

Harbor Commodity Real Return Strategy Fund	4.2%

Harbor Mid Cap Value Fund	4.2%

Harbor Small Cap Value Fund	3.3%

Harbor Mid Cap Growth Fund	2.8%

Harbor Global Growth Fund	2.3%

Harbor Global Value Fund	2.3%

Harbor Small Cap Growth Fund	2.2%
Fixed Income

Harbor Bond Fund	32.0%

Harbor High-Yield Bond Fund	12.9%

Harbor Real Return Fund	8.2%

27

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2025
Fund Institutional Class	7.93%	10.37%	N/A	12.43%	01/02/2009	$82,988
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2025 Fund
Administrative Class	7.93%	10.37%	N/A	12.43%	01/02/2009	$16,598
Investor Class	7.93%	10.37%	N/A	12.43%	01/02/2009	$16,598
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.69% (Institutional Class), 0.94% (Administrative Class) and 1.06% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

28

Harbor Target Retirement 2025 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—42.7%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—23.1%
7,929	Harbor Capital Appreciation Fund	$369
23,260	Harbor Mid Cap Growth Fund	240
14,364	Harbor Small Cap Growth Fund	192
55,931	Harbor Large Cap Value Fund	553
23,972	Harbor Mid Cap Value Fund	361
11,372	Harbor Small Cap Value Fund	287

		2,002

HARBOR INTERNATIONAL EQUITY FUNDS—19.6%
13,901	Harbor International Fund	912
31,294	Harbor International Growth Fund	386
29,792	Harbor Global Value Fund	198
9,716	Harbor Global Growth Fund	196

		1,692

TOTAL HARBOR EQUITY FUNDS (Cost $3,130)		3,694

HARBOR STRATEGIC MARKETS FUNDS—4.2%

Shares		Value (000s)

(Cost $382)
52,734	Harbor Commodity Real Return Strategy Fund	$363

HARBOR FIXED INCOME FUNDS—53.1%
97,986	Harbor High-Yield Bond Fund	1,115
218,732	Harbor Bond Fund	2,762
62,885	Harbor Real Return Fund	709

TOTAL HARBOR FIXED INCOME FUNDS (Cost $4,490)		4,586

TOTAL INVESTMENTS—100.0% (Cost $8,002)		8,643

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$8,643

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2030 Fund posted a return of 9.17% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging

30

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY—Continued

its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broadfixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

31

Harbor Target Retirement 2030 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$24,614

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.71%[a]

Total Net Assets (000s)	$17

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	13.0%

Harbor Large Cap Value Fund	7.8%

Harbor International Growth Fund	5.5%

Harbor Capital Appreciation Fund	5.3%

Harbor Mid Cap Value Fund	5.1%

Harbor Commodity Real Return Strategy Fund	4.9%

Harbor Small Cap Value Fund	4.1%

Harbor Mid Cap Growth Fund	3.4%

Harbor Global Growth Fund	2.8%

Harbor Global Value Fund	2.8%

Harbor Small Cap Growth Fund	2.7%
Fixed Income

Harbor Bond Fund	26.3%

Harbor High-Yield Bond Fund	11.5%

Harbor Real Return Fund	4.8%

32

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2030 Fund
Institutional Class	9.17%	11.02%	N/A	13.14%	01/02/2009	$85,277
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2030 Fund
Administrative Class	9.17%	11.03%	N/A	13.14%	01/02/2009	$17,057
Investor Class	9.17%	11.03%	N/A	13.14%	01/02/2009	$17,057
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.72% (Institutional Class), 0.97% (Administrative Class) and 1.09% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

33

Harbor Target Retirement 2030 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—52.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—28.4%
27,834	Harbor Capital Appreciation Fund	$1,295
81,175	Harbor Mid Cap Growth Fund	839
49,827	Harbor Small Cap Growth Fund	665
195,271	Harbor Large Cap Value Fund	1,931
83,569	Harbor Mid Cap Value Fund	1,257
39,832	Harbor Small Cap Value Fund	1,007

		6,994

HARBOR INTERNATIONAL EQUITY FUNDS—24.1%
48,746	Harbor International Fund	3,199
110,008	Harbor International Growth Fund	1,356
104,550	Harbor Global Value Fund	694
34,472	Harbor Global Growth Fund	695

		5,944

TOTAL HARBOR EQUITY FUNDS (Cost $10,495)		12,938

HARBOR STRATEGIC MARKETS FUNDS—4.9%

Shares		Value (000s)

(Cost $1,298)
177,077	Harbor Commodity Real Return Strategy Fund	$1,220

HARBOR FIXED INCOME FUNDS—42.6%
248,788	Harbor High-Yield Bond Fund	2,831
513,855	Harbor Bond Fund	6,490
103,744	Harbor Real Return Fund	1,169

TOTAL HARBOR FIXED INCOME FUNDS (Cost $10,227)		10,490

TOTAL INVESTMENTS—100.0% (Cost $22,020)		24,648

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$24,648

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2035 Fund posted returns of 10.56% (Institutional Class) and 10.48% (Administrative and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging

35

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY—Continued

its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest equity component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the portfolio’s largest constituent, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

36

Harbor Target Retirement 2035 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$3,812

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.74%[a]

Total Net Assets (000s)	$17

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	15.4%

Harbor Large Cap Value Fund	9.3%

Harbor International Growth Fund	6.5%

Harbor Capital Appreciation Fund	6.2%

Harbor Mid Cap Value Fund	6.0%

Harbor Small Cap Value Fund	4.9%

Harbor Commodity Real Return Strategy Fund	4.8%

Harbor Mid Cap Growth Fund	4.0%

Harbor Global Growth Fund	3.3%

Harbor Global Value Fund	3.3%

Harbor Small Cap Growth Fund	3.2%
Fixed Income

Harbor Bond Fund	20.4%

Harbor High-Yield Bond Fund	10.2%

Harbor Real Return Fund	2.5%

37

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2035 Fund
Institutional Class	10.56%	11.94%	N/A	13.61%	01/02/2009	$86,846
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2035 Fund
Administrative Class	10.48%	11.86%	N/A	13.60%	01/02/2009	$17,359
Investor Class	10.48%	11.86%	N/A	13.60%	01/02/2009	$17,359
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

38

Harbor Target Retirement 2035 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—62.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—33.6%
5,129	Harbor Capital Appreciation Fund	$239
14,992	Harbor Mid Cap Growth Fund	155
9,287	Harbor Small Cap Growth Fund	124
36,192	Harbor Large Cap Value Fund	358
15,462	Harbor Mid Cap Value Fund	232
7,362	Harbor Small Cap Value Fund	186

		1,294

HARBOR INTERNATIONAL EQUITY FUNDS—28.5%
8,989	Harbor International Fund	590
20,316	Harbor International Growth Fund	250
19,292	Harbor Global Value Fund	128
6,345	Harbor Global Growth Fund	128

		1,096

TOTAL HARBOR EQUITY FUNDS (Cost $2,028)		2,390

HARBOR STRATEGIC MARKETS FUNDS—4.8%
(Cost $194)
26,693	Harbor Commodity Real Return Strategy Fund	184

HARBOR FIXED INCOME FUNDS—33.1%

Shares		Value (000s)

34,439	Harbor High-Yield Bond Fund	$392
62,107	Harbor Bond Fund	784
8,491	Harbor Real Return Fund	96

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,244)		1,272

TOTAL INVESTMENTS—100.0% (Cost $3,466)		3,846

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$3,846

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

39

Harbor Target Retirement 2040 Fund

MANAGER’S COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2040 Fund posted returns of 11.95% (Institutional Class) and 11.83% (Administrative and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging

40

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY—Continued

its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, two of the portfolio’s fixed income components were able to add value by outperforming their respective benchmarks. Harbor Bond Fund, the largest fixed income constituent in the portfolio, gained 2.39%. That exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. Harbor Real Return Fund registered a return of 0.87%, which was 62 basis points ahead of its Barclays U.S. TIPS Index benchmark. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return within the fixed income group, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

41

Harbor Target Retirement 2040 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$17,621

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$18

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	17.8%

Harbor Large Cap Value Fund	10.8%

Harbor International Growth Fund	7.6%

Harbor Capital Appreciation Fund	7.2%

Harbor Mid Cap Value Fund	7.0%

Harbor Small Cap Value Fund	5.7%

Harbor Mid Cap Growth Fund	4.7%

Harbor Commodity Real Return Strategy Fund	4.0%

Harbor Global Value Fund	3.9%

Harbor Global Growth Fund	3.8%

Harbor Small Cap Growth Fund	3.7%
Fixed Income

Harbor Bond Fund	14.3%

Harbor High-Yield Bond Fund	8.5%

Harbor Real Return Fund	1.0%

42

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2040 Fund
Institutional Class	11.95%	12.69%	N/A	13.92%	01/02/2009	$87,859
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2040 Fund
Administrative Class	11.83%	12.56%	N/A	13.91%	01/02/2009	$17,568
Investor Class	11.83%	12.56%	N/A	13.91%	01/02/2009	$17,568
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.77% (Institutional Class), 1.02% (Administrative Class) and 1.14% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

43

Harbor Target Retirement 2040 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—72.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—39.1%
27,421	Harbor Capital Appreciation Fund	$1,276
80,212	Harbor Mid Cap Growth Fund	830
49,381	Harbor Small Cap Growth Fund	659
192,822	Harbor Large Cap Value Fund	1,907
82,390	Harbor Mid Cap Value Fund	1,239
39,388	Harbor Small Cap Value Fund	995

		6,906

HARBOR INTERNATIONAL EQUITY FUNDS—33.1%
47,958	Harbor International Fund	3,148
108,508	Harbor International Growth Fund	1,337
102,933	Harbor Global Value Fund	683
33,898	Harbor Global Growth Fund	683

		5,851

TOTAL HARBOR EQUITY FUNDS (Cost $10,332)		12,757

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $753)
101,682	Harbor Commodity Real Return Strategy Fund	700

HARBOR FIXED INCOME FUNDS—23.8%

Shares		Value (000s)

131,939	Harbor High-Yield Bond Fund	$1,502
199,183	Harbor Bond Fund	2,516
16,091	Harbor Real Return Fund	181

TOTAL HARBOR FIXED INCOME FUNDS (Cost $4,078)		4,199

TOTAL INVESTMENTS—100.0% (Cost $15,163)		17,656

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$17,656

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

44

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital Advisors, Inc.

111 South Wacker Drive 34th Floor Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda Since 2009

David G. Van Hooser Since 2009

Harbor Capital has managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2045 Fund posted a return of 13.25% (Institutional, Administrative, and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains. As a result, equities accounted for the bulk of its total return.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest

45

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY—Continued

return in the portfolio’s international and global equity sector. It gained 14.21%, lagging its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, Harbor Bond Fund, the largest fixed income constituent in the portfolio, was able to add value by outperforming its benchmark. Harbor Bond Fund gained 2.39%, which exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return in the fixed income sector, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

46

Harbor Target Retirement 2045 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$2,649

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$18

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$18

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	20.1%

Harbor Large Cap Value Fund	12.3%

Harbor International Growth Fund	8.6%

Harbor Capital Appreciation Fund	8.2%

Harbor Mid Cap Value Fund	8.0%

Harbor Small Cap Value Fund	6.4%

Harbor Mid Cap Growth Fund	5.3%

Harbor Global Growth Fund	4.4%

Harbor Global Value Fund	4.4%

Harbor Small Cap Growth Fund	4.3%

Harbor Commodity Real Return Strategy Fund	3.8%
Fixed Income

Harbor Bond Fund	8.5%

Harbor High-Yield Bond Fund	5.7%

47

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2045 Fund
Institutional Class	13.25%	13.34%	N/A	14.10%	01/02/2009	$88,484
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2045 Fund
Administrative Class	13.25%	13.34%	N/A	14.10%	01/02/2009	$17,697
Investor Class	13.25%	13.34%	N/A	14.10%	01/02/2009	$17,697
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

48

Harbor Target Retirement 2045 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—82.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—44.5%
4,737	Harbor Capital Appreciation Fund	$220
13,843	Harbor Mid Cap Growth Fund	143
8,586	Harbor Small Cap Growth Fund	114
33,443	Harbor Large Cap Value Fund	331
14,286	Harbor Mid Cap Value Fund	215
6,800	Harbor Small Cap Value Fund	172

		1,195

HARBOR INTERNATIONAL EQUITY FUNDS—37.5%
8,217	Harbor International Fund	540
18,760	Harbor International Growth Fund	231
17,781	Harbor Global Value Fund	118
5,859	Harbor Global Growth Fund	118

		1,007

TOTAL HARBOR EQUITY FUNDS (Cost $1,926)		2,202

HARBOR STRATEGIC MARKETS FUNDS—3.8%
(Cost $108)
14,786	Harbor Commodity Real Return Strategy Fund	102

13,392	Harbor High-Yield Bond Fund	$152
18,096	Harbor Bond Fund	229

TOTAL HARBOR FIXED INCOME FUNDS (Cost $374)		381

TOTAL INVESTMENTS—100.0% (Cost $2,408)		2,685

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$2,685

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive.

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGER

Brian L. Collins, CFA

Since 2009

Paul C. Herbert, CFA

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has managed the Fund since its inception

in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation

MARKET REVIEW

Most financial markets gained ground in the first half of fiscal 2013. Stocks in the U.S. and developed markets abroad registered double-digit gains. Bonds also posted positive returns but generally lagged well behind equities. Commodity prices declined.

The Russell 3000® Index, a broad measure of the U.S. stock market, registered a total return of 15.16%. The strong advance occurred across all capitalization ranges with mid cap and small cap names outpacing large caps. Value stocks generally outpaced growth. The large cap universe, as measured by the S&P 500 Index, returned 14.42%. All 10 economic sectors in the index gained ground, led by Consumer Discretionary, Health Care, and Financials. Information Technology and Energy were the only sectors not to post double-digit gains.

The MSCI EAFE (ND) Index, a measure of equities in developed overseas markets, outperformed the broad U.S. market with a return of 16.90%. (All international and global returns are in U.S. dollars.) All country segments of the index advanced, led by Japan. All 10 economic sectors also had positive returns, led by Consumer Discretionary and Financials. Stocks in developing overseas markets advanced more modestly, as the MSCI Emerging Markets Index rose 5.29%.

Fixed income investments registered positive but generally modest returns as continued central bank easing held worldwide interest rates near historically low levels. The Barclays U.S. Aggregate Bond Index, a measure of the U.S. taxable bond market, recorded a return of 0.90%. The BofA Merrill Lynch U.S. High Yield Index returned 7.26%, as investors continued to accept added risk in return for incremental yield.

After losing ground in fiscal 2012, commodities remained weak in the first half of fiscal 2013. Commodity prices, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, had a negative return of -6.34%.

PERFORMANCE

Harbor Target Retirement 2050 Fund posted returns of 14.13% (Institutional Class) and 14.11% (Administrative and Investor Classes) for the six months ended April 30. All but one of the portfolio’s underlying Harbor Funds had positive returns.

While most asset classes gained ground in the first half of fiscal 2013, equities generally outdistanced fixed income investments by a wide margin. A similar pattern prevailed in the Fund, as all of its underlying equity funds had double-digit gains.

Similar to the broad U.S. equity market, funds managed with a value-oriented style outperformed their growth-oriented counterparts within the domestic equity portion of the portfolio. Harbor Mid Cap Value Fund, with a return of 21.59%, had the best performance among all funds in the portfolio. It outpaced its benchmark, the Russell Midcap® Value Index, by 170 basis points, or 1.70 percentage points. (All underlying Fund returns cited are for the Fund’s Institutional Class shares.) Harbor Small Cap Value Fund returned 20.63% and outperformed its Russell 2000® Value Index benchmark by 405 basis points. Harbor Large Cap Value Fund recorded a return of 17.00%, which was 69 basis points ahead of its benchmark, the Russell 1000® Value Index. Harbor Small Cap Growth Fund had the best performance among the portfolio’s growth-oriented domestic equity funds. It returned 18.72%, outpacing its Russell 2000® Growth Fund benchmark by 212 basis points.

In the international and global equity sector of the portfolio, Harbor Global Growth Fund had the best performance with a return of 15.50%. It outpaced its benchmark, the MSCI AC World Index, by 204 basis points. Harbor Global Value Fund had the second-highest return in the portfolio’s international and global equity sector. It gained 14.21%, lagging

50

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY—Continued

its MSCI World (ND) benchmark by 46 basis points. Harbor International Fund, the largest component of the portfolio, returned 13.29%, trailing its benchmark, the MSCI EAFE (ND) Index, by 361 basis points.

The performance of the fixed income sector of the portfolio was similar to that of the broad fixed income market in that returns were relatively modest. However, Harbor Bond Fund, the largest fixed income constituent in the portfolio, was able to add value by outperforming its benchmark. Harbor Bond Fund gained 2.39%, which exceeded the return of the broad U.S. taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, by 149 basis points. With a gain of 5.50%, Harbor High-Yield Bond Fund had the best return in the fixed income sector, although it trailed its BofA Merrill Lynch US High Yield Index benchmark by 176 basis points.

Harbor Commodity Real Return Strategy Fund was the only component of the portfolio to lose ground. The Fund posted a negative return of -5.39% but outperformed its Dow Jones-UBS Commodity Index Total ReturnSM benchmark by 95 basis points. Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed bonds and other fixed income securities.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in a variety of underlying Harbor funds that are subject to risks associated with their particular investment strategies. By investing in several underlying funds, the Fund has partial exposure to the risks of many different areas of the market. An investment in the Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that the Fund will provide adequate income at or after the target year. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

51

Harbor Target Retirement 2050 Fund

FUND SUMMARY—April 30, 2013 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$16,541

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$17

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$18

ASSET ALLOCATION (% of Investments)

Equity & Commodity

Harbor International Fund	22.3%

Harbor Large Cap Value Fund	13.5%

Harbor International Growth Fund	9.4%

Harbor Capital Appreciation Fund	9.0%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.0%

Harbor Mid Cap Growth Fund	5.8%

Harbor Global Growth Fund	4.8%

Harbor Global Value Fund	4.8%

Harbor Small Cap Growth Fund	4.7%

Harbor Commodity Real Return Strategy Fund	3.0%

Fixed Income

Harbor Bond Fund	4.1%

Harbor High-Yield Bond Fund	2.8%

a	Annualized. The Adviser has contractually agreed to limit the Fund’s operating expense to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

52

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2050 Fund
Institutional Class	14.13%	13.79%	N/A	14.21%	01/02/2009	$88,846
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$99,624
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$80,941
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$63,984

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 04/30/2013

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04/30/2013
Harbor Target Retirement 2050 Fund
Administrative Class	14.11%	13.89%	N/A	14.23%	01/02/2009	$17,780
Investor Class	14.11%	13.89%	N/A	14.23%	01/02/2009	$17,780
Comparative Indices
Russell 3000® Index	15.16%	17.21%	N/A	17.28%	—	$19,925
MSCI EAFE (ND) Index	16.90%	19.39%	N/A	11.78%	—	$16,188
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	N/A	5.87%	—	$12,797

As stated in the Fund’s current prospectus, the expense ratios were 0.80% (Institutional Class), 1.05% (Administrative Class) and 1.17% (Investor Class). The Adviser has contractually agreed to limit the Fund’s operating expenses to: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data shown represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the past performance data shown. Investment returns and the value of an investment will fluctuate, and an investor’s shares, when sold, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end (available within seven business days after the most recent month-end) by calling 800-422-1050 or visiting www.harborfunds.com.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been waived or reimbursed, which has resulted in higher returns. Without these waivers and reimbursements, the returns would have been lower. Voluntary waivers and reimbursements may be discontinued at any time without notice.

a	Unannualized.

b	Annualized.

53

Harbor Target Retirement 2050 Fund†

PORTFOLIO OF INVESTMENTS—April 30, 2013 (Unaudited)

HARBOR EQUITY FUNDS—90.1%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—48.8%
31,994	Harbor Capital Appreciation Fund	$1,489
93,853	Harbor Mid Cap Growth Fund	970
57,891	Harbor Small Cap Growth Fund	772
226,235	Harbor Large Cap Value Fund	2,238
96,893	Harbor Mid Cap Value Fund	1,457
46,042	Harbor Small Cap Value Fund	1,164

		8,090

HARBOR INTERNATIONAL EQUITY FUNDS—41.3%
56,284	Harbor International Fund	3,694
127,190	Harbor International Growth Fund	1,567
120,502	Harbor Global Value Fund	800
39,411	Harbor Global Growth Fund	794

		6,855

TOTAL HARBOR EQUITY FUNDS (Cost $11,772)		14,945

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $533)
71,419	Harbor Commodity Real Return Strategy Fund	492
HARBOR FIXED INCOME FUNDS—6.9%

Shares		Value (000s)

40,169	Harbor High-Yield Bond Fund	$457
53,998	Harbor Bond Fund	682

TOTAL HARBOR FIXED INCOME FUNDS (Cost $1,104)		1,139

TOTAL INVESTMENTS—100.0% (Cost $13,409)		16,576

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,576

FAIR VALUE MEASUREMENTS

All holdings at April 30, 2013 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at October 31, 2012 or April 30, 2013, and no transfers between levels during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements and Disclosures in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund is investing in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—April 30, 2013 (Unaudited)

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$16,228	$3,095	$11,764	$27,732	$8,002	$22,020	$3,466	$15,163	$2,408	$13,409
Investments in affiliated funds, at value	$17,196	$3,232	$12,510	$29,741	$8,643	$24,648	$3,846	$17,656	$2,685	$16,576
Receivables for:
Capital shares sold	3	—	—	5	—	4	24	32	20	—
Total Assets	17,199	3,232	12,510	29,746	8,643	24,652	3,870	17,688	2,705	16,576
LIABILITIES
Payables for:
Investments in affiliated funds purchased	3	—	—	5	—	—	24	30	20	—
Capital shares reacquired	—	—	—	—	—	4	—	2	—	—
Total Liabilities	3	—	—	5	—	4	24	32	20	—
NET ASSETS	$17,196	$3,232	$12,510	$29,741	$8,643	$24,648	$3,846	$17,656	$2,685	$16,576
Net Assets Consist of:
Paid-in capital	$16,078	$3,082	$11,741	$27,037	$7,931	$21,504	$3,457	$14,695	$2,376	$12,957
Undistributed/(accumulated) net investment income/(loss)	(227)	(23)	(95)	(234)	(48)	(115)	(9)	(35)	(3)	(9)
Accumulated net realized gain/(loss)	377	36	118	929	119	631	18	503	35	461
Unrealized appreciation/(depreciation) of investments	968	137	746	2,009	641	2,628	380	2,493	277	3,167
	$17,196	$3,232	$12,510	$29,741	$8,643	$24,648	$3,846	$17,656	$2,685	$16,576
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$17,167	$3,202	$12,479	$29,709	$8,610	$24,614	$3,812	$17,621	$2,649	$16,541
Shares of beneficial interest[1]	1,728	289	1,066	2,817	661	2,519	279	1,898	195	1,595
Net asset value per share[2]	$9.93	$11.07	$11.70	$10.55	$13.03	$9.77	$13.67	$9.29	$13.59	$10.37
Administrative Class
Net assets	$14	$15	$15	$16	$17	$17	$17	$17	$18	$17
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	2
Net asset value per share[2]	$9.93	$11.06	$11.70	$10.54	$13.03	$9.77	$13.66	$9.29	$13.59	$10.38
Investor Class
Net assets	$15	$15	$16	$16	$16	$17	$17	$18	$18	$18
Shares of beneficial interest[1]	1	1	1	1	1	2	1	2	1	2
Net asset value per share[2]	$9.93	$11.06	$11.70	$10.54	$13.03	$9.77	$13.66	$9.29	$13.59	$10.38

1	Par value $0.01 (unlimited authorizations).

2	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—Six Months Ended April 30, 2013 (Unaudited)

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$266	$42	$200	$533	$143	$433	$60	$313	$40	$280
Total Investment Income	266	42	200	533	143	433	60	313	40	280
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	266	42	200	533	143	433	60	313	40	280
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Sale of affiliated funds	85	30	70	499	39	407	11	431	25	438
Distributions received from affiliated funds	359	50	218	541	125	329	37	164	17	107
Change in net unrealized appreciation/(depreciation) on:
Affiliated funds	74	15	230	425	294	914	224	977	197	1,219
Net gain/(loss) on investment transactions	518	95	518	1,465	458	1,650	272	1,572	239	1,764
Net Increase/(Decrease) in Net Assets Resulting from Operations	$784	$137	$718	$1,998	$601	$2,083	$332	$1,885	$279	$2,044

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
INCREASE/(DECREASE) IN NET ASSETS	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income/(loss)	$266	$360	$42	$79	$200	$231	$533	$605
Net realized gain/(loss) on sale of affiliated funds	85	163	30	30	70	(65)	499	380
Realized gain distributions received from affiliated funds	359	201	50	43	218	100	541	254
Net unrealized appreciation/(depreciation) on affiliated funds	74	693	15	152	230	642	425	1,243
Net increase/(decrease) in assets resulting from operations	784	1,417	137	304	718	908	1,998	2,482
Distributions to Shareholders
Net investment income:
Institutional Class	(511)	(492)	(104)	(106)	(428)	(294)	(1,100)	(751)
Administrative Class	(1)	—	(1)	(1)	(1)	—	(1)	(1)
Investor Class	(1)	—	(1)	—	(1)	—	(1)	—
Net realized gain on investments:
Institutional Class	(270)	(1,110)	(66)	(90)	(86)	(472)	(535)	(2,475)
Administrative Class	—	(1)	—	—	—	(1)	(1)	(1)
Investor Class	—	(1)	—	—	—	(1)	—	(1)
Total distributions to shareholders	(783)	(1,604)	(172)	(197)	(516)	(768)	(1,638)	(3,229)
Net Increase/(Decrease) Derived from Capital Share Transactions	784	652	911	(1,443)	1,446	118	998	3,456
Net increase/(decrease) in net assets	785	465	876	(1,336)	1,648	258	1,358	2,709
Net Assets
Beginning of period	16,411	15,946	2,356	3,692	10,862	10,604	28,383	25,674
End of period*	$17,196	$16,411	$3,232	$2,356	$12,510	$10,862	$29,741	$28,383
* Includes undistributed/(accumulated) net investment income/(loss) of:	$(227)	$20	$(23)	$41	$(95)	$135	$(234)	$335

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$143	$136	$433	$468	$60	$47	$313	$267	$40	$22	$280	$205
39	53	407	558	11	30	431	1,034	25	11	438	1,153
125	51	329	172	37	15	164	89	17	7	107	76
294	354	914	892	224	162	977	71	197	94	1,219	(127)
601	594	2,083	2,090	332	254	1,885	1,461	279	134	2,044	1,307

(264)	(149)	(780)	(554)	(92)	(45)	(456)	(285)	(49)	(19)	(344)	(213)
(1)	—	—	—	(1)	—	—	—	(1)	(1)	(1)	—
(1)	—	(1)	—	—	—	(1)	—	(1)	—	—	—

(107)	(265)	(708)	(3,270)	(63)	(150)	(1,147)	(2,973)	(20)	(122)	(1,260)	(2,674)
—	(1)	—	(2)	—	(1)	(2)	(2)	—	(2)	(1)	(3)
—	(1)	—	(2)	—	(1)	(1)	(3)	—	(1)	(2)	(3)
(373)	(416)	(1,489)	(3,828)	(156)	(197)	(1,607)	(3,263)	(71)	(145)	(1,608)	(2,893)
1,180	1,346	1,160	2,126	844	506	1,792	2,433	535	716	1,593	1,485
1,408	1,524	1,754	388	1,020	563	2,070	631	743	705	2,029	(101)

7,235	5,711	22,894	22,506	2,826	2,263	15,586	14,955	1,942	1,237	14,547	14,648
$8,643	$7,235	$24,648	$22,894	$3,846	$2,826	$17,656	$15,586	$2,685	$1,942	$16,576	$14,547
$(48)	$75	$(115)	$233	$(9)	$24	$(35)	$109	$(3)	$8	$(9)	$56

58

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund		Harbor Target Retirement 2010 Fund		Harbor Target Retirement 2015 Fund		Harbor Target Retirement 2020 Fund
	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,760	$2,099	$1,019	$702	$2,482	$5,061	$5,177	$4,664
Reinvested distributions	781	1,602	170	196	514	766	1,635	3,226
Cost of shares reacquired	(1,759)	(3,051)	(280)	(2,342)	(1,552)	(5,711)	(5,816)	(4,437)
Net increase/(decrease) in net assets	$782	$650	$909	$(1,444)	$1,444	$116	$996	$3,453
Administrative Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	1	1	1	1	2
Net increase/(decrease) in net assets	$1	$1	$1	$1	$1	$1	$1	$2
Investor Class
Net proceeds from sale of shares	$—	$—	$—	$—	$—	$—	$—	$—
Reinvested distributions	1	1	1	—	1	1	1	1
Net increase/(decrease) in net assets	$1	$1	$1	$—	$1	$1	$1	$1
SHARES
Institutional Class
Shares sold	179	216	93	64	216	454	500	461
Shares issued due to reinvestment of distributions	81	174	16	19	46	74	162	348
Shares reacquired	(178)	(315)	(26)	(212)	(136)	(510)	(564)	(439)
Net increase/(decrease) in shares outstanding	82	75	83	(129)	126	18	98	370
Beginning of period	1,646	1,571	206	335	940	922	2,719	2,349
End of period	1,728	1,646	289	206	1,066	940	2,817	2,719
Administrative Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1
Investor Class
Shares sold	—	—	—	—	—	—	—	—
Shares issued due to reinvestment of distributions	—	—	—	—	—	—	—	—
Net increase/(decrease) in shares outstanding	—	—	—	—	—	—	—	—
Beginning of period	1	1	1	1	1	1	1	1
End of period	1	1	1	1	1	1	1	1

The accompanying notes are an integral part of the Financial Statements.

59

Harbor Target Retirement 2025 Fund		Harbor Target Retirement 2030 Fund		Harbor Target Retirement 2035 Fund		Harbor Target Retirement 2040 Fund		Harbor Target Retirement 2045 Fund		Harbor Target Retirement 2050 Fund
November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012	November 1, 2012 through April 30, 2013	November 1, 2011 through October 31, 2012
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,544	$2,417	$3,089	$3,172	$839	$1,256	$1,695	$2,771	$692	$827	$1,672	$2,325
371	414	1,488	3,824	155	195	1,603	3,258	69	141	1,604	2,887
(737)	(1,487)	(3,418)	(4,874)	(151)	(947)	(1,510)	(3,601)	(228)	(256)	(1,687)	(3,733)
$1,178	$1,344	$1,159	$2,122	$843	$504	$1,788	$2,428	$533	$712	$1,589	$1,479

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	—	2	1	1	2	2	1	3	2	3
$1	$1	$—	$2	$1	$1	$2	$2	$1	$3	$2	$3

$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
1	1	1	2	—	1	2	3	1	1	2	3
$1	$1	$1	$2	$—	$1	$2	$3	$1	$1	$2	$3

121	200	324	339	63	102	187	312	53	68	167	233
30	37	161	457	12	17	185	411	6	13	168	332
(58)	(124)	(358)	(527)	(11)	(76)	(167)	(405)	(17)	(22)	(167)	(382)
93	113	127	269	64	43	205	318	42	59	168	183
568	455	2,392	2,123	215	172	1,693	1,375	153	94	1,427	1,244
661	568	2,519	2,392	279	215	1,898	1,693	195	153	1,595	1,427

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	1	—

—	—	—	1	—	—	—	1	—	—	1	—
1	1	2	1	1	1	2	1	1	1	1	1
1	1	2	2	1	1	2	2	1	1	2	1

—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	1	—	—	—	1	—	—	1	—
—	—	—	1	—	—	—	1	—	—	1	—
1	1	2	1	1	1	2	1	1	1	1	1
1	1	2	2	1	1	2	2	1	1	2	1

60

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$9.95	$10.14	$11.38	$11.01	$10.00
Income from Investment Operations
Net investment income/(loss)	0.17 [a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.30	0.61	(0.08)	0.96	1.00
Total from investment operations	0.47	0.84	0.22	1.22	1.44
Less Distributions
Dividends from net investment income	(0.32)	(0.31)	(0.51)	(0.31)	(0.13)
Distributions from net realized capital gains[1]	(0.17)	(0.72)	(0.95)	(0.54)	—
Total distributions	(0.49)	(1.03)	(1.46)	(0.85)	(0.13)
Net asset value end of period	9.93	9.95	10.14	11.38	11.01
Net assets end of period (000s)	$17,167	$16,383	$15,920	$16,097	$16,386
Ratios and Supplemental Data (%)
Total return	4.85%[c]	9.23%	2.44%	11.72%	11.42%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.25 [d]	2.26	2.51	2.30	1.99	[d]
Portfolio turnover[3]	15 [c]	21	42	37	77	[c]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$11.32	$10.94	$12.15	$11.41	$10.00
Income from Investment Operations
Net investment income/(loss)	0.23 [a]	0.26 [a]	0.35 [a]	0.29 [a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	0.33	0.70	(0.05)	1.11	1.30
Total from investment operations	0.56	0.96	0.30	1.40	1.41
Less Distributions
Dividends from net investment income	(0.50)	(0.31)	(0.49)	(0.30)	—
Distributions from net realized capital gains[1]	(0.31)	(0.27)	(1.02)	(0.36)	—
Total distributions	(0.81)	(0.58)	(1.51)	(0.66)	—
Net asset value end of period	11.07	11.32	10.94	12.15	11.41
Net assets end of period (000s)	$3,202	$2,327	$3,666	$1,664	$1,403
Ratios and Supplemental Data (%)
Total return	5.29%[c]	9.38%	2.87%	12.87%	14.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.20 [d]	2.32	2.53	2 .24	2.06	[d]
Portfolio turnover[3]	32 [c]	36	62	108	49	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

61

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$9.95		$10.13	$11.37	$11.01	$10.00		$9.95		$10.13	$11.37	$11.01	$10.00

0.17	[a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]	0.17	[a]	0.23 [a]	0.30 [a]	0.26 [a]	0.14	[a]
0.30		0.62	(0.08)	0.95	1.00		0.30		0.62	(0.08)	0.95	1.00
0.47		0.85	0.22	1.21	1.14		0.47		0.85	0.22	1.21	1.14

(0.32)		(0.31)	(0.51)	(0.31)	(0.13)		(0.32)		(0.31)	(0.51)	(0.31)	(0.13)
(0.17)		(0.72)	(0.95)	(0.54)	—		(0.17)		(0.72)	(0.95)	(0.54)	—
(0.49)		(1.03)	(1.46)	(0.85)	(0.13)		(0.49)		(1.03)	(1.46)	(0.85)	(0.13)
9.93		9.95	10.13	11.37	11.01		9.93		9.95	10.13	11.37	11.01
$14		$14	$13	$12	$11		$15		$14	$13	$12	$11

4.85%[b,c]		9.34%[b]	2.43%[b]	11.62%[b]	11.42%[b,c]		4.85%[b,c]		9.34%[b]	2.42%[b]	11.62%[b]	11.42%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.27	[a,d]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]	3.27	[a,d]	2.24 [a]	2.50 [a]	2.29 [a]	1.66	[a,d]
15	[c]	21	42	37	77	[c]	15	[c]	21	42	37	77	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$11.31		$10.94	$12.14	$11.41	$10.00		$11.31		$10.94	$12.14	$11.41	$10.00

0.19	[a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]	0.19	[a]	0.24 [a]	0.31 [a]	0.27 [a]	0.14	[a]
0.37		0.71	— *	1.12	1.27		0.37		0.71	— *	1.12	1.27
0.56		0.95	0.31	1.39	1.41		0.56		0.95	0.31	1.39	1.41

(0.50)		(0.31)	(0.49)	(0.30)	—		(0.50)		(0.31)	(0.49)	(0.30)	—
(0.31)		(0.27)	(1.02)	(0.36)	—		(0.31)		(0.27)	(1.02)	(0.36)	—
(0.81)		(0.58)	(1.51)	(0.66)	—		(0.81)		(0.58)	(1.51)	(0.66)	—
11.06		11.31	10.94	12.14	11.41		11.06		11.31	10.94	12.14	11.41
$15		$14	$13	$13	$11		$15		$15	$13	$13	$11

5.30%[b,c]		9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]		5.30%[b,c]		9.29%[b]	2.97%[b]	12.77%[b]	14.10%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.33	[a,d]	2.20 [a]	2.56 [a]	2.32 [a]	1.66	[a,d]	3.33	[a,d]	2.20 [a]	2.57 [a]	2.33 [a]	1.66	[a,d]
32	[c]	36	62	108	49	[c]	32	[c]	36	62	108	49	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

62

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$11.52	$11.47	$12.26	$11.56	$10.00
Income from Investment Operations
Net investment income/(loss)	0.21 [a]	0.29 [a]	0.31 [a]	0.28 [a]	0.12	[a]
Net realized and unrealized gains/(losses) on investments	0.50	0.69	— *	1.24	1.44
Total from investment operations	0.71	0.98	0.31	1.52	1.56
Less Distributions
Dividends from net investment income	(0.44)	(0.36)	(0.47)	(0.32)	—
Distributions from net realized capital gains[1]	(0.09)	(0.57)	(0.63)	(0.50)	—
Total distributions	(0.53)	(0.93)	(1.10)	(0.82)	—
Net asset value end of period	11.70	11.52	11.47	12.26	11.56
Net assets end of period (000s)	$12,479	$10,832	$10,576	$6,645	$4,765
Ratios and Supplemental Data (%)
Total return	6.35%[c]	9.49%	2.76%	13.86%	15.60%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.50 [d]	2.14	2.77	2.47	2.06	[d]
Portfolio turnover[3]	22 [c]	50	57	74	63	[c]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$10.43	$10.92	$12.15	$11.68	$10.00
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.25 [a]	0.34 [a]	0.31 [a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	0.52	0.64	(0.02)	1.28	1.53
Total from investment operations	0.71	0.89	0.32	1.59	1.68
Less Distributions
Dividends from net investment income	(0.40)	(0.32)	(0.50)	(0.37)	—
Distributions from net realized capital gains[1]	(0.19)	(1.06)	(1.05)	(0.75)	—
Total distributions	(0.59)	(1.38)	(1.55)	(1.12)	—
Net asset value end of period	10.55	10.43	10.92	12.15	11.68
Net assets end of period (000s)	$29,709	$28,353	$25,646	$23,929	$19,299
Ratios and Supplemental Data (%)
Total return	7.10%[c]	9.71%	2.91%	14.64%	16.80%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.68 [d]	2.25	2.76	2.53	2.17	[d]
Portfolio turnover[3]	13 [c]	22	48	44	56	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$11.52		$11.47	$12.26	$11.56	$10.00		$11.52		$11.47	$12.26	$11.56	$10.00

0.19	[a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]	0.19	[a]	0.24 [a]	0.32 [a]	0.30 [a]	0.15	[a]
0.52		0.74	(0.01)	1.22	1.41		0.52		0.74	(0.01)	1.22	1.41
0.71		0.98	0.31	1.52	1.56		0.71		0.98	0.31	1.52	1.56

(0.44)		(0.36)	(0.47)	(0.32)	—		(0.44)		(0.36)	(0.47)	(0.32)	—
(0.09)		(0.57)	(0.63)	(0.50)	—		(0.09)		(0.57)	(0.63)	(0.50)	—
(0.53)		(0.93)	(1.10)	(0.82)	—		(0.53)		(0.93)	(1.10)	(0.82)	—
11.70		11.52	11.47	12.26	11.56		11.70		11.52	11.47	12.26	11.56
$15		$15	$14	$13	$12		$16		$15	$14	$13	$12

6.35%[b,c]		9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]		6.35%[b,c]		9.49%[b]	2.76%[b]	13.86%[b]	15.60%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.45	[a,d]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]	3.46	[a,d]	2.21 [a]	2.70 [a]	2.49 [a]	1.75	[a,d]
22	[c]	50	57	74	63	[c]	22	[c]	50	57	74	63	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$10.42		$10.91	$12.15	$11.68	$10.00		$10.43		$10.92	$12.15	$11.68	$10.00

0.19	[a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]	0.19	[a]	0.23 [a]	0.33 [a]	0.31 [a]	0.15	[a]
0.52		0.66	(0.02)	1.28	1.53		0.51		0.66	(0.01)	1.28	1.53
0.71		0.89	0.31	1.59	1.68		0.70		0.89	0.32	1.59	1.68

(0.40)		(0.32)	(0.50)	(0.37)	—		(0.40)		(0.32)	(0.50)	(0.37)	—
(0.19)		(1.06)	(1.05)	(0.75)	—		(0.19)		(1.06)	(1.05)	(0.75)	—
(0.59)		(1.38)	(1.55)	(1.12)	—		(0.59)		(1.38)	(1.55)	(1.12)	—
10.54		10.42	10.91	12.15	11.68		10.54		10.43	10.92	12.15	11.68
$16		$15	$14	$13	$12		$16		$15	$14	$13	$12

7.11%[b,c]		9.72%[b]	2.82%[b]	14.65%[b]	16.80%[b,c]		7.00%[b,c]		9.71%[b]	2.91%[b]	14.65%[b]	16.80%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.61	[a,d]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]	3.61	[a,d]	2.25 [a]	2.75 [a]	2.58 [a]	1.77	[a,d]
13	[c]	22	48	44	56	[c]	13	[c]	22	48	44	56	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

64

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$12.69	$12.50	$13.10	$11.81	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.27 [a]	0.36 [a]	0.32 [a]	0.10	[a]
Net realized and unrealized gains/(losses) on investments	0.72	0.81	(0.02)	1.48	1.71
Total from investment operations	0.97	1.08	0.34	1.80	1.81
Less Distributions
Dividends from net investment income	(0.45)	(0.32)	(0.47)	(0.33)	—
Distributions from net realized capital gains[1]	(0.18)	(0.57)	(0.47)	(0.18)	—
Total distributions	(0.63)	(0.89)	(0.94)	(0.51)	—
Net asset value end of period	13.03	12.69	12.50	13.10	11.81
Net assets end of period (000s)	$8,610	$7,204	$5,683	$3,782	$1,855
Ratios and Supplemental Data (%)
Total return	7.93%[c]	9.62%	2.69%	15.67%	18.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.67 [d]	2.18	2.59	2.32	2.06	[d]
Portfolio turnover[3]	15 [c]	30	41	35	29	[c]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$9.56	$10.59	$12.34	$11.92	$10.00
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.21 [a]	0.30 [a]	0.30 [a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	0.65	0.56	0.03	1.50	1.78
Total from investment operations	0.84	0.77	0.33	1.80	1.92
Less Distributions
Dividends from net investment income	(0.33)	(0.26)	(0.44)	(0.35)	—
Distributions from net realized capital gains[1]	(0.30)	(1.54)	(1.64)	(1.03)	—
Total distributions	(0.63)	(1.80)	(2.08)	(1.38)	—
Net asset value end of period	9.77	9.56	10.59	12.34	11.92
Net assets end of period (000s)	$24,614	$22,862	$22,478	$26,393	$23,695
Ratios and Supplemental Data (%)
Total return	9.17%[c]	9.64%	2.75%	16.35%	19.20%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.68 [d]	2.03	2.55	2.37	1.92	[d]
Portfolio turnover[3]	17 [c]	27	39	44	66	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

65

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$12.69		$12.50	$13.10	$11.81	$10.00		$12.69		$12.50	$13.10	$11.81	$10.00

0.23	[a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]	0.23	[a]	0.26 [a]	0.34 [a]	0.32 [a]	0.15	[a]
0.74		0.82	— *	1.48	1.66		0.74		0.82	— *	1.48	1.66
0.97		1.08	0.34	1.80	1.81		0.97		1.08	0.34	1.80	1.81

(0.45)		(0.32)	(0.47)	(0.33)	—		(0.45)		(0.32)	(0.47)	(0.33)	—
(0.18)		(0.57)	(0.47)	(0.18)	—		(0.18)		(0.57)	(0.47)	(0.18)	—
(0.63)		(0.89)	(0.94)	(0.51)	—		(0.63)		(0.89)	(0.94)	(0.51)	—
13.03		12.69	12.50	13.10	11.81		13.03		12.69	12.50	13.10	11.81
$17		$16	$14	$14	$12		$16		$15	$14	$14	$12

7.93%[b,c]		9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]		7.93%[b,c]		9.62%[b]	2.69%[b]	15.67%[b]	18.10%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.69	[a,d]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]	3.69	[a,d]	2.14 [a]	2.61 [a]	2.58 [a]	1.66	[a,d]
15	[c]	30	41	35	29	[c]	15	[c]	30	41	35	29	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$9.56		$10.58	$12.34	$11.91	$10.00		$9.56		$10.58	$12.34	$11.91	$10.00

0.18	[a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]	0.18	[a]	0.20 [a]	0.30 [a]	0.30 [a]	0.13	[a]
0.66		0.58	0.02	1.51	1.78		0.66		0.58	0.02	1.51	1.78
0.84		0.78	0.32	1.81	1.91		0.84		0.78	0.32	1.81	1.91

(0.33)		(0.26)	(0.44)	(0.35)	—		(0.33)		(0.26)	(0.44)	(0.35)	—
(0.30)		(1.54)	(1.64)	(1.03)	—		(0.30)		(1.54)	(1.64)	(1.03)	—
(0.63)		(1.80)	(2.08)	(1.38)	—		(0.63)		(1.80)	(2.08)	(1.38)	—
9.77		9.56	10.58	12.34	11.91		9.77		9.56	10.58	12.34	11.91
$17		$16	$14	$14	$12		$17		$16	$14	$14	$12

9.17%[b,c]		9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]		9.17%[b,c]		9.74%[b]	2.65%[b]	16.45%[b]	19.10%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.70	[a,d]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]	3.70	[a,d]	2.02 [a]	2.45 [a]	2.40 [a]	1.51	[a,d]
17	[c]	27	39	44	66	[c]	17	[c]	27	39	44	66	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

66

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$13.01	$12.99	$13.55	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)	0.26 [a]	0.24 [a]	0.34 [a]	0.26 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.07	0.87	0.02	1.71	1.86
Total from investment operations	1.33	1.11	0.36	1.97	1.94
Less Distributions
Dividends from net investment income	(0.40)	(0.25)	(0.41)	(0.27)	—
Distributions from net realized capital gains[1]	(0.27)	(0.84)	(0.51)	(0.09)	—
Total distributions	(0.67)	(1.09)	(0.92)	(0.36)	—
Net asset value end of period	13.67	13.01	12.99	13.55	11.94
Net assets end of period (000s)	$3,812	$2,794	$2,235	$1,300	$544
Ratios and Supplemental Data (%)
Total return	10.56%[c]	9.86%	2.58%	16.76%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.59 [d]	1.79	2.04	1.82	1.47	[d]
Portfolio turnover[3]	14 [c]	41	45	20	17	[c]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$9.19	$10.85	$11.95	$11.94	$10.00
Income from Investment Operations
Net investment income/(loss)	0.18 [a]	0.18 [a]	0.24 [a]	0.22 [a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	0.84	0.50	0.04	1.64	1.86
Total from investment operations	1.02	0.68	0.28	1.86	1.94
Less Distributions
Dividends from net investment income	(0.26)	(0.20)	(0.30)	(0.25)	—
Distributions from net realized capital gains[1]	(0.66)	(2.14)	(1.08)	(1.60)	—
Total distributions	(0.92)	(2.34)	(1.38)	(1.85)	—
Net asset value end of period	9.29	9.19	10.85	11.95	11.94
Net assets end of period (000s)	$17,621	$15,554	$14,927	$16,379	$13,970
Ratios and Supplemental Data (%)
Total return	11.95%[c]	9.76%	2.16%	17.23%	19.40%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.75 [d]	1.71	1.96	1.81	1.06	[d]
Portfolio turnover[3]	14 [c]	27	45	28	70	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

67

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$13.01		$12.99	$13.54	$11.93	$10.00		$13.01		$12.99	$13.54	$11.93	$10.00

0.25	[a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]	0.25	[a]	0.25 [a]	0.30 [a]	0.27 [a]	0.11	[a]
1.07		0.86	0.07	1.70	1.82		1.07		0.86	0.07	1.70	1.82
1.32		1.11	0.37	1.97	1.93		1.32		1.11	0.37	1.97	1.93

(0.40)		(0.25)	(0.41)	(0.27)	—		(0.40)		(0.25)	(0.41)	(0.27)	—
(0.27)		(0.84)	(0.51)	(0.09)	—		(0.27)		(0.84)	(0.51)	(0.09)	—
(0.67)		(1.09)	(0.92)	(0.36)	—		(0.67)		(1.09)	(0.92)	(0.36)	—
13.66		13.01	12.99	13.54	11.93		13.66		13.01	12.99	13.54	11.93
$17		$16	$14	$14	$12		$17		$16	$14	$14	$12

10.48%[b,c]		9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]		10.48%[b,c]		9.87%[b]	2.65%[b]	16.77%[b]	19.30%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.73	[a,d]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]	3.73	[a,d]	1.93 [a]	2.13 [a]	2.11 [a]	1.24	[a,d]
14	[c]	41	45	20	17	[c]	14	[c]	41	45	20	17	[c]

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$9.20		$10.86	$11.96	$11.95	$10.00		$9.20		$10.86	$11.96	$11.95	$10.00

0.18	[a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]	0.18	[a]	0.17 [a]	0.23 [a]	0.22 [a]	0.08	[a]
0.83		0.51	0.05	1.64	1.87		0.83		0.51	0.05	1.64	1.87
1.01		0.68	0.28	1.86	1.95		1.01		0.68	0.28	1.86	1.95

(0.26)		(0.20)	(0.30)	(0.25)	—		(0.26)		(0.20)	(0.30)	(0.25)	—
(0.66)		(2.14)	(1.08)	(1.60)	—		(0.66)		(2.14)	(1.08)	(1.60)	—
(0.92)		(2.34)	(1.38)	(1.85)	—		(0.92)		(2.34)	(1.38)	(1.85)	—
9.29		9.20	10.86	11.96	11.95		9.29		9.20	10.86	11.96	11.95
$17		$16	$14	$14	$12		$18		$16	$14	$14	$12

11.83%[b,c]		9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]		11.83%[b,c]		9.78%[b]	2.16%[b]	17.22%[b]	19.50%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.74	[a,d]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]	3.74	[a,d]	1.71 [a]	1.93 [a]	1.82 [a]	0.91	[a,d]
14	[c]	27	45	28	70	[c]	14	[c]	27	45	28	70	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

68

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$12.42	$12.85	$13.67	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.25 [a]	0.19 [a]	0.25 [a]	0.18 [a]	0.04	[a]
Net realized and unrealized gains/(losses) on investments	1.36	0.81	0.05	1.86	1.87
Total from investment operations	1.61	1.00	0.30	2.04	1.91
Less Distributions
Dividends from net investment income	(0.31)	(0.19)	(0.29)	(0.18)	—
Distributions from net realized capital gains[1]	(0.13)	(1.24)	(0.83)	(0.10)	—
Total distributions	(0.44)	(1.43)	(1.12)	(0.28)	—
Net asset value end of period	13.59	12.42	12.85	13.67	11.91
Net assets end of period (000s)	$2,649	$1,911	$1,209	$880	$487
Ratios and Supplemental Data (%)
Total return	13.25%[c]	9.62%	1.97%	17.38%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.49 [d]	1.40	1.50	1.27	0.68	[d]
Portfolio turnover[3]	5 [c]	16	59	32	15	[c]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class
	6-Month Period Ended April 30, 2013	Year Ended October 31
		2012	2011	2010	2009[e]
	(Unaudited)
Net asset value beginning of period	$10.17	$11.75	$13.06	$11.91	$10.00
Income from Investment Operations
Net investment income/(loss)	0.20 [a]	0.16 [a]	0.20 [a]	0.18 [a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.13	0.58	0.06	1.80	1.86
Total from investment operations	1.33	0.74	0.26	1.98	1.91
Less Distributions
Dividends from net investment income	(0.24)	(0.17)	(0.24)	(0.19)	—
Distributions from net realized capital gains[1]	(0.89)	(2.15)	(1.33)	(0.64)	—
Total distributions	(1.13)	(2.32)	(1.57)	(0.83)	—
Net asset value end of period	10.37	10.17	11.75	13.06	11.91
Net assets end of period (000s)	$16,541	$14,516	$14,620	$15,950	$13,852
Ratios and Supplemental Data (%)
Total return	14.13%[c]	9.66%	1.64%	17.29%	19.10%[c]
Ratio of total expenses to average net assets[2]	—	—	—	—	—
Ratio of net expenses to average net assets[2]	—	—	—	—	—
Ratio of net investment income to average net assets[2]	3.62 [d]	1.41	1.47	1.38	0.68	[d]
Portfolio turnover[3]	14 [c]	21	34	28	32	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

69

Administrative Class							Investor Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$12.42		$12.85	$13.67	$11.91	$10.00		$12.42		$12.85	$13.67	$11.91	$10.00

0.24	[a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]	0.24	[a]	0.20 [a]	0.22 [a]	0.19 [a]	0.05	[a]
1.37		0.80	0.08	1.85	1.86		1.37		0.80	0.08	1.85	1.86
1.61		1.00	0.30	2.04	1.91		1.61		1.00	0.30	2.04	1.91

(0.31)		(0.19)	(0.29)	(0.18)	—		(0.31)		(0.19)	(0.29)	(0.18)	—
(0.13)		(1.24)	(0.83)	(0.10)	—		(0.13)		(1.24)	(0.83)	(0.10)	—
(0.44)		(1.43)	(1.12)	(0.28)	—		(0.44)		(1.43)	(1.12)	(0.28)	—
13.59		12.42	12.85	13.67	11.91		13.59		12.42	12.85	13.67	11.91
$18		$16	$14	$14	$12		$18		$15	$14	$14	$12

13.25%[b,c]		9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]		13.25%[b,c]		9.62%[b]	1.97%[b]	17.37%[b]	19.10%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.72	[a,d]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]	3.72	[a,d]	1.50 [a]	1.50 [a]	1.43 [a]	0.55	[a,d]
5	[c]	16	59	32	15	[c]	5	[c]	16	59	32	15	[c]

Administrative Class							Institutional Class
6-Month Period Ended April 30, 2013		Year Ended October 31					6-Month Period Ended April 30, 2013		Year Ended October 31
		2012	2011	2010	2009[e]				2012	2011	2010	2009[e]
(Unaudited)							(Unaudited)
$10.18		$11.75	$13.06	$11.91	$10.00		$10.18		$11.75	$13.06	$11.91	$10.00

0.20	[a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]	0.20	[a]	0.16 [a]	0.19 [a]	0.18 [a]	0.05	[a]
1.13		0.59	0.07	1.80	1.86		1.13		0.59	0.07	1.80	1.86
1.33		0.75	0.26	1.98	1.91		1.33		0.75	0.26	1.98	1.91

(0.24)		(0.17)	(0.24)	(0.19)	—		(0.24)		(0.17)	(0.24)	(0.19)	—
(0.89)		(2.15)	(1.33)	(0.64)	—		(0.89)		(2.15)	(1.33)	(0.64)	—
(1.13)		(2.32)	(1.57)	(0.83)	—		(1.13)		(2.32)	(1.57)	(0.83)	—
10.38		10.18	11.75	13.06	11.91		10.38		10.18	11.75	13.06	11.91
$17		$15	$14	$14	$12		$18		$16	$14	$14	$12

14.11%[b,c]		9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]		14.11%[b,c]		9.74%[b]	1.64%[b]	17.29%[b]	19.10%[b,c]
0.25	[d]	0.25	0.25	0.25	0.30	[d]	0.37	[d]	0.37	0.37	0.37	0.45	[d]
—		—	—	—	—		—		—	—	—	—
3.65	[a,d]	1 .35 [a]	1.43 [a]	1 .38 [a]	0.56	[a,d]	3.65	[a,d]	1.35 [a]	1.43 [a]	1.38 [a]	0.56	[a,d]
14	[c]	21	34	28	32	[c]	14	[c]	21	34	28	32	[c]

See page 71 for notes the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

70

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

*	Less than $0.01.

1	Includes both short-term and long-term capital gains.

2	Ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from underlying funds.

3	Amounts do not include the activity of the underlying funds.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, or its 12b-1 and transfer agency fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Unannualized.

d	Annualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

71

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—April 30, 2013 (Unaudited)

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 28 separate portfolios. The portfolios covered by this report include: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which is affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees (the “Board of Trustees”), may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Security Valuation

The assets of each Target Retirement Fund consist entirely of Institutional Class shares of the Underlying Funds, which are valued at their respective net asset values each business day and are categorized as Level 1 in the fair value hierarchy. For more information on the fair value hierarchy, please refer to the following Fair Value Measurements and Disclosures section.

Fair Value Measurements and Disclosures

Various inputs may be used to determine the value of each Fund’s investments, which are summarized in three broad categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs are used in situations where quoted prices or other observable inputs are not available or are deemed unreliable. Significant unobservable inputs may include the Funds’ own assumptions.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. For fair valuations using significant unobservable inputs, a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses is provided, including purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy, Level transfer activity, and a Level 3 reconciliation, including details of significant unobservable inputs used, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

72

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and strategies, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. The accounting policies of each of the Underlying Funds are disclosed in each Underlying Fund’s respective shareholder report. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by the investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust are charged directly to the Fund that incurred such expense, whenever possible. With respect to expenses incurred by any two or more Harbor funds where amounts cannot be identified on a fund by fund basis, such expenses are generally allocated in proportion to the average net assets or the number of shareholders of each fund. Expenses included in the accompanying financial statements reflect the expenses of each Target Retirement Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the applicable net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the applicable net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

All investment transactions for the Funds are in affiliated Underlying Funds. The Underlying Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (in particular, the tax years ended October 31, 2009 and 2011), including positions expected to be taken upon filing the 2012

73

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

tax return and has concluded that no provision for income tax is required in any Fund’s financial statements. Each Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At April 30, 2013, each Fund held not more than 10% of the outstanding shares of each Underlying Fund and the Funds, in aggregate, held 47% of Harbor Global Value Fund and 15% of Harbor Global Growth Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the six-month period ended April 30, 2013 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$2,009	$2,804
Harbor Target Retirement 2010 Fund	1,155	324
Harbor Target Retirement 2015 Fund	2,948	1,599
Harbor Target Retirement 2020 Fund	5,333	4,898
Harbor Target Retirement 2025 Fund	1,815	740
Harbor Target Retirement 2030 Fund	3,773	3,341
Harbor Target Retirement 2035 Fund	943	158
Harbor Target Retirement 2040 Fund	2,222	1,561
Harbor Target Retirement 2045 Fund	696	176
Harbor Target Retirement 2050 Fund	1,605	1,232

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect, wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. In the summer of 2013, Rabobank Nederland is expected to sell 90.00001% of its shares of Robeco to ORIX Corporation (“ORIX”). Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

Each Fund has a separate advisory agreement with Harbor Capital. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding: (i) the amount of the acquired funds’ fees and expenses; (ii) compensation of the Independent Trustees; (iii) certain other expenses such as extraordinary items; and (iv) (a) for the Administrative and Investor Classes, distribution and service (12b-1) fees and (b) for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative and Investor Class shares (collectively, the “12b-1 Plans”), as applicable, each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of its Administrative and Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity that is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for

74

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

recordkeeping services or the servicing of shareholder accounts in the Administrative and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges, payments of recordkeeping fees under recordkeeping arrangements, or payments of service fees under shareholder service arrangements; and costs of administering the 12b-1 Plans.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the six-month period ended April 30, 2013. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the transfer and shareholder servicing agent for the Funds. The transfer agency and service agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the six-month period ended April 30, 2013. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On April 30, 2013, Harbor Capital, Harbor Funds Distributors and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

	Number of Shares Owned by Harbor Capital Advisors, Harbor Funds Distributors and Harbor Services Group				Percentage of Outstanding Shares
	Institutional Class	Administrative Class	Investor Class	Total
Harbor Target Retirement Income Fund	7,353	1,471	1,471	10,295	0.0%
Harbor Target Retirement 2010 Fund	6,892	1,379	1,379	9,650	0.0
Harbor Target Retirement 2015 Fund	6,731	1,346	1,346	9,423	0.0
Harbor Target Retirement 2020 Fund	7,673	1,535	1,535	10,743	0.0
Harbor Target Retirement 2025 Fund	6,369	1,274	1,274	8,917	0.0
Harbor Target Retirement 2030 Fund	30,412	1,746	1,746	33,904	0.0
Harbor Target Retirement 2035 Fund	16,431	1,271	1,271	18,973	0.1
Harbor Target Retirement 2040 Fund	9,457	1,891	1,891	13,239	0.0
Harbor Target Retirement 2045 Fund	29,285	1,302	1,302	31,889	0.2
Harbor Target Retirement 2050 Fund	14,646	1,713	1,713	18,072	0.0

75

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the six-month period ended April 30, 2013.

Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 5—TAX INFORMATION

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at April 30, 2013 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$16,228	$968	$—	$968
Harbor Target Retirement 2010 Fund	3,095	138	(1)	137
Harbor Target Retirement 2015 Fund	11,764	762	(16)	746
Harbor Target Retirement 2020 Fund	27,732	2,082	(73)	2,009
Harbor Target Retirement 2025 Fund	8,002	662	(21)	641
Harbor Target Retirement 2030 Fund	22,020	2,706	(78)	2,628
Harbor Target Retirement 2035 Fund	3,466	391	(11)	380
Harbor Target Retirement 2040 Fund	15,163	2,547	(54)	2,493
Harbor Target Retirement 2045 Fund	2,408	284	(7)	277
Harbor Target Retirement 2050 Fund	13,409	3,214	(47)	3,167

NOTE 6—SUBSEQUENT EVENTS

The Harbor Funds Board of Trustees, on behalf of Harbor International Growth Fund, has appointed Baillie Gifford Overseas Limited (“Baillie Gifford”), a registered investment adviser, to serve as the Fund’s subadviser effective May 21, 2013. Baillie Gifford replaces Marsico Capital Management, LLC as subadviser to Harbor International Growth Fund. Gerard Callahan, Iain Campbell, Joe Faraday, CFA and Paul Faulkner, CFA are the portfolio managers of the Fund.

On June 5, 2013, the Securities and Exchange Commission voted unanimously to propose rules that would reform how money market funds operate. The proposal includes two principal alternative reforms that could be adopted alone or in combination. One alternative would require a floating net asset value for prime “institutional” money market funds. The other alternative would require or permit the use of liquidity fees and redemption gates in times of stress. Harbor Capital intends to follow the proposal closely and evaluate what impact, if any, it will have on the Harbor Money Market Fund.

76

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratios	Expenses Paid During Period*		Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Target Retirement Income
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,048.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,048.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,048.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

77

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Net Expense Ratios	Expenses Paid During Period*		Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Target Retirement 2010
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,052.90
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,053.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,053.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2015
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,063.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,063.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,063.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2020
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,071.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,071.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,070.00
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2025
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,079.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,079.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,079.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2030
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,091.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,091.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,091.70
Hypothetical (5% return)		$0.00		$1,000	$1,024.86

78

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Net Expense Ratios	Expenses Paid During Period*		Beginning Account Value (November 1, 2012)	Ending Account Value (April 30, 2013)
Harbor Target Retirement 2035
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,105.60
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,104.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,104.80
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2040
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,119.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,118.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,118.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2045
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,132.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,132.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,132.50
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Harbor Target Retirement 2050
Institutional Class	0.00%
Actual		$0.00	**	$1,000	$1,141.30
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Administrative Class	0.00%
Actual		$0.00	**	$1,000	$1,141.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
Investor Class	0.00%
Actual		$0.00	**	$1,000	$1,141.10
Hypothetical (5% return)		$0.00		$1,000	$1,024.86
*	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Transfer agent fees and 12b-1 fees have been waived for the reporting period.

79

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds’ website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HARBOR TARGET RETIREMENT FUNDS

The Investment Company Act requires that the Investment Advisory of each Fund be approved initially, and following an initial two-year term, at least annually, by the Harbor Funds Board of Trustees, including a majority of the Independent Trustees voting separately. During the six-month period ended April 30, 2013, the Board of Trustees reviewed and approved the Funds’ advisory and subadvisory agreements at two separate Board meetings: (i) a regular in-person meeting held on February 10-12, 2013 when the Board conducted its annual review of the Funds’ existing agreements; and (ii) a special in-person meeting held on March 25-26, 2013 when the Board reviewed new agreements for each Fund in connection with the proposed sale of Robeco Groep N.V., Harbor Capital’s parent company.

FEBRUARY ANNUAL MEETING

At an in-person meeting of the Board of Trustees held February 10, 11 and 12, 2013 (the “Meeting”), the Trustees considered and approved the continuation of an Investment Advisory Agreement with Harbor Capital Advisors, Inc., (the “Adviser”), on behalf of the ten Harbor Target Retirement Funds (each, a “Target Retirement Fund” and collectively, the “Target Retirement Funds”), each a series of the Trust.

In evaluating the Target Retirement Funds’ Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser, including information about its affiliates, personnel, and operations and also relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other prior communications. At the Meeting, which had been called for the purpose of considering the continuation of the Investment Advisory Agreement, and at prior meetings, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser.

At the Meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement were fair and reasonable and approved the continuation for a one-year period of the Investment Advisory Agreement as being in the best interests of the respective Fund and its shareholders.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.

80

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

In considering the approval of the Target Retirement Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

Among the factors considered by the Trustees in approving the Investment Advisory Agreement were the following:

•

the nature, extent, and quality of the services provided by the Adviser, including the background, education, expertise and experience of the investment professionals of the Adviser who provide services to the Target Retirement Funds;

•	the favorable history, reputation, qualifications and background of the Adviser, as well as the qualifications of its personnel;

•

the profitability of the Adviser with respect to each Target Retirement Fund, including the effect of revenues of Harbor Services Group, Inc. (“Harbor Services Group”), the Target Retirement Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Target Retirement Funds’ principal underwriter, on such profitability;

•

while no fees are charged by the Adviser for investment advisory services, the fact that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds;

•	the fees and expense ratios of each Target Retirement Fund relative to the quality of services provided and the fees and expense ratios of similar investment companies;

•	the investment performance of each Target Retirement Fund in comparison to peer funds and the impact of the Funds’ glidepaths on relative performance;

•

the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the services each provides to the Target Retirement Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Target Retirement Funds;

•	information received at regular meetings throughout the year related to Target Retirement Fund performance and services rendered by the Adviser; and

•

information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of each share class of each Target Retirement Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting both of a peer group of funds as well as a broader universe of funds compiled by Lipper.

Nature, Scope and Extent of Services

The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser as part of its comprehensive written response to the 15(c) request letter prepared by legal counsel to the Independent Trustees in consultation with the Independent Trustees concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Funds’ operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors.

Investment Performance, Advisory Fees and Expense Ratios

In considering each Target Retirement Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate.

Harbor Target Retirement Funds. In consideration of the Investment Advisory Agreement for each Target Retirement Funds (inception date of January 2, 2009 for each Target Retirement Fund), the Trustees noted that Lipper had selected 13 peer complexes’ target date funds as peers for the Target Retirement Funds that Lipper believes are the most comparable to

81

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

the Target Retirement Funds. The Trustees further noted that the performance analysis conducted by Lipper included these 13 selected peers, as applicable, as the performance group and all target date funds as the performance universe. The Trustees also noted that Lipper had only produced reports on the Institutional Class shares of the Target Retirement Funds as there are no shareholders presently in either of the Administrative or Investor share classes and no 12b-1 fees are assessed.

The Trustees discussed the expertise of the Adviser in managing assets generally and in the target retirement asset class specifically, noting that the Adviser had maintained risk-based asset allocation options for retirement plans sponsored by its former corporate parent and other clients for more than 15 years prior to the 2009 launch of the Target Retirement Funds. The Trustees noted that the Target Retirement Funds totaled $127.05 million in assets, out of a firm-wide total of approximately $69.6 billion in assets under management as of December 31, 2012.

The Trustees discussed the relatively short time period since the inception of the Target Retirement Funds. They also noted that the glidepaths for the Target Retirement Funds are generally more conservative compared to the peer funds in that the equity exposure for the Target Retirement Funds declines more steeply than it does in other target date fund families. The Trustees considered how periods of strong equity market performance would negatively impact the performance of the Target Retirement Funds relative to their more aggressively positioned peer funds. The Trustees also considered the fact that the Adviser charged no management fee to the Funds and the extent to which the Adviser was waiving fees and/or reimbursing each of the Target Retirement Fund’s expenses and acknowledged that the waivers/reimbursements could be discontinued at any time. The Trustees noted that the Adviser’s profitability in managing the Target Retirement Funds was negative.

The Trustees analyzed the Institutional Class performance and class-by-class expenses of each Target Retirement Fund (after giving effect to waivers and/or reimbursements, if applicable, that reduced the expenses of the Fund or its peer funds), as well as Lipper comparisons of underlying fund expenses, and made certain observations and findings as to each Fund as noted below.

Harbor Target Retirement Income Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom third of its peer group. The actual total expense ratio of the Fund’s Institutional Class was at the peer group median and below the universe medians.

Harbor Target Retirement 2010 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the third lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2015 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2020 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were in the middle of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2025 Fund. The Trustees noted the Fund’s outperformance relative to its universe median for the one-, two- and three-year periods ended December 31, 2012 and the Fund’s underperformance relative to its universe

82

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

median for the since inception period ended December 31, 2012 according to Lipper. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2030 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-, two- and three-year and since inception periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fourth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2035 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-, two- and three-year and since inception periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the second lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2040 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one- and three-year and since inception periods ended December 31, 2012. The Fund’s performance was at the Lipper universe median for the two-year period ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were below the peer group median. They also noted that the Fund’s underlying fund expenses were the fifth lowest in its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2045 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe median for each of the one-year and since inception periods ended December 31, 2012 and the Fund’s underperformance relative to its Lipper universe median for each of the two- and three-year periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom quarter of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group and universe medians.

Harbor Target Retirement 2050 Fund. The Trustees noted the Fund’s outperformance relative to its Lipper universe medians for each of the one-year and since inception periods ended December 31, 2012. The Fund’s underperformance relative to its Lipper universe medians for each of the two- and three-year periods ended December 31, 2012. The Trustees also considered the Lipper comparison of underlying fund expenses showing that the Fund’s underlying fund expenses were somewhat above the peer group median. They also noted that the Fund’s underlying fund expenses caused the Fund to rank in the bottom half of its peer group. The actual total expense ratio of the Fund’s Institutional Class was below the peer group median and at the universe median.

Advisory Fees and Profitability

The Trustees noted that the Adviser receives no fee from any of the Target Retirement Funds for the Adviser’s services in allocating the Target Retirement Funds’ assets among shares of the other Harbor Funds. They also noted that the Adviser benefits indirectly from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds attributable to assets invested in such funds by the Target Retirement Funds and that the Board considers the issue of the Adviser’s profitability in operating these underlying funds at least annually as part of its annual investment advisory contract review process with respect to all of the Harbor Funds. The Board also noted that the Adviser was waiving fees and/or reimbursing a portion of each of the Target Retirement Fund’s expenses and that the Adviser was incurring a loss in operating the Target Retirement Funds.

Economies of Scale

As the Adviser does not receive a fee from any of the Target Retirement Funds for the Adviser’s services, the Trustees determined that it was unnecessary to consider economies of scale in this context. However, given that the Adviser benefits from assets invested in the Target Retirement Funds in the form of increased advisory fees from the underlying Harbor Funds, the Board noted that it considers the issue of breakpoints in the Harbor Funds’ fee schedules at least annually as part of its annual investment contract review process for all of the underlying Harbor Funds.

83

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

*  *  *

MARCH SPECIAL MEETING

At a special in-person meeting of the Board of Trustees held on March 25 and 26, 2013, (the “Special Meeting”), the Trustees considered and approved for each Fund a new Investment Advisory Agreement with the Adviser in light of the proposed sale of 90.00001% of the outstanding securities of Robeco Groep N.V., the Adviser’s parent company, from Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (the “Transaction”).

The Trustees concluded that, in light of all factors considered, the terms of the new advisory agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of each Fund to approve the new advisory agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the existing advisory agreements. In this consideration, the Trustees noted that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Trustees also noted that different Trustees likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the new advisory agreements and to recommend approval of the new advisory agreements to shareholders.

In evaluating each new Investment Advisory Agreement in light of the Transaction, the Trustees considered, among other matters, the quality, extent, and nature of the services currently being provided by the Adviser under the existing advisory agreements and the quality, extent, and nature of the services to be provided under the new advisory agreements. The Trustees noted that a substantial portion of their review of these general topics had been conducted as part of, and in conjunction with, the Trustees’ annual reviews of the existing advisory agreements, which were most recently approved for continuation at an in-person meeting of the Trustees held on February 10-12, 2013. The Trustees noted that during the review process that led to their approval of the existing advisory agreements on February 10-12, 2013, the Trustees had been aware that they likely would be asked in the very near future to consider approval of the new advisory agreements to go into effect following ORIX’s acquisition of Robeco.

The Trustees noted that on February 10-12, 2013, they had concluded, in light of all factors considered, that the approval of the existing advisory agreements was in the best interests of each Fund and its shareholders and that the fee rates set forth in the existing advisory agreements and the various fee waiver and expense limitation arrangements were fair and reasonable. Among other factors, the Trustees noted that they had considered: (1) the nature and quality of services provided and to be provided under the existing advisory agreements; (2) the extent to which economies of scale are reflected in fee schedules under the existing advisory agreements; (3) the existence of any “fall-out” benefits to the Adviser and their affiliates and underlying funds’ subadvisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to their services to each Fund. A full discussion of the Trustees’ considerations at its February 10-12, 2013 meeting precedes this discussion.

The Trustees then considered their conclusions in connection with their February 10-12, 2013 approvals of those existing advisory agreements that were in effect on that date, including the Trustees’ general satisfaction with the nature and quality of services being provided. The Trustees further considered assurances from the Adviser that it was aware of no additional developments unrelated to the transaction and not already disclosed to the Trustees since February 10-12, 2013 that would be a material consideration to the Trustees in connection with their consideration of the new advisory agreements. Therefore, in considering the new advisory agreements, the Trustees focused their review on, and requested and evaluated other information relating to, the potential impact of the transaction on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render advisory, administrative, distribution, compliance, and other services to the Funds. The Trustees took into account that, commencing in June of 2012, it had made ongoing inquiries to, and received regular updates from, the Adviser and Robeco relating to the transaction.

The Trustees noted that, between November 2012 and the Special Meeting, the Trustees had accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed transaction and related matters. The Trustees noted that this analysis focused on, among other matters, the expectations for continuity and stability of the Adviser throughout implementation of the transaction and thereafter. In this connection, the Trustees noted that they generally had been satisfied with the nature and quality of the services provided to the Funds, including investment advisory, administrative, and support services, and had decided that it would be in the Funds’ best interests to

84

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

maintain continuity and stability of the services currently being provided. The Trustees carefully considered the Adviser’s anticipated future plans related to operational matters and levels of staffing and related compensation structures.

Among other steps in their due diligence process, the following actions were taken and considered by, or on behalf of, the Trustees:

1.    The Independent Trustees solicited and received ongoing advice regarding the Trustees’ legal duties from independent legal counsel for such Trustees, which counsel has extensive experience regarding such matters.

2.    The Independent Trustees oversaw, coordinated, and performed due diligence activities with respect to a list of issues and topics they considered appropriate.

3.    The Independent Trustees, with assistance from their legal counsel, prepared written requests for information from both the Adviser and ORIX regarding the transaction, including details regarding each entity’s anticipated business plan for continuing operations after the transaction.

4.    The Trustees received and evaluated written responses from the Adviser and ORIX pursuant to inquiries made on the Trustees’ behalf. The Trustees requested and participated in a series of in-person and telephonic meetings involving presentations from senior management personnel at the Adviser, including its Chief Executive Officer, as well as from senior management of Robeco, including its Chief Executive Officer and Chief Financial Officer. In certain sessions, the Independent Trustees met alone with only their legal counsel present.

5.    The Independent Trustees and the Trustees had received at this meeting a formal presentation from senior management of ORIX, including its Chief Operating Officer, and of Robeco, including its Chief Executive Officer and Chief Financial Officer, engaged in a dialogue with and posed questions to such management personnel, evaluated the responsive due diligence information earlier provided by ORIX, Robeco and the Adviser, and considered input from legal counsel.

6.    At the Special Meeting, the Independent Trustees had requested and received assurances that: (i) the Adviser and its affiliates are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; (ii) the Adviser and the underlying funds’ subadvisers can be expected to provide services of the same nature, extent, and quality under the new advisory agreements as are provided thereby under the existing advisory agreements; and (iii) the transaction is not expected to result in any material changes to (a) the management of the Funds, including the continuity of the Funds’ portfolio managers, administrative and compliance personnel and other personnel responsible for the management and operations of the Funds, or (b) the investment objective of, or the principal investment strategies used to manage, any of the Funds. In this regard, the Trustees considered representations by the Adviser and its affiliates that Robeco’s ownership by ORIX as contemplated by the transaction would not lead to a reduction in the quality or scope of these and other services provided to the Funds.

7.    At the Special Meeting, the Trustees also requested and received written undertakings relating to certain financial resources to be available to the Adviser and the Funds following the closing of the transaction. Specifically, these undertakings related to: (i) the Adviser’s current seed capital investments in the Funds; (ii) appropriate seed capital for any funds approved in the future; and (iii) adequate levels of working capital within the Adviser.

8.    The Trustees considered representations by the Adviser and its affiliates, as well as related supporting documentation and advice from legal counsel, indicating that the new advisory agreements are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding existing advisory agreements (including the fees payable thereunder).

9.    The Trustees considered that, to the extent that the new advisory agreements differ from the existing agreements, those differences are designed to modernize certain provisions and clarify or confirm current understandings and arrangements on terms no less favorable to the Funds than the existing advisory agreements.

10.    The Trustees considered that the Adviser, Rabobank and ORIX and their affiliates have agreed to bear the expenses associated with obtaining Trustee and shareholder approval of the new advisory agreements and that the Funds will bear no costs associated with the transaction.

11.    The Trustees considered the advice provided by legal counsel with respect to the new advisory agreements (including advice relating to the process and timing of seeking shareholder approval of the new advisory agreements).

85

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

12.    The Trustees considered acknowledgements from ORIX and Robeco of the importance of the Adviser continuing to be able to operate independently and in the interests of Fund shareholders.

13.    The Trustees considered the potential benefits that may be realized by the Adviser and its affiliates as a result of the continuation of their relationship with the Funds by the new advisory agreements.

14.    The Trustees considered that, if shareholders approve the new advisory agreements, the Trustees currently expect to continue to conduct a formal annual contracts review and renewal process consistent with the process they would have conducted had the existing advisory agreements continued in effect and not been replaced by the new advisory agreements, notwithstanding the two-year initial term of the new advisory agreements. For example, if the existing advisory agreements are approved by shareholders in 2013, the Trustees would not legally be required to review or renew those contracts until 2015. However, the Trustees currently intend to conduct annual reviews of such contracts, and the Adviser has consented to this process. If the Trustees conduct their future annual reviews in accordance with their customary contracts renewal cycle in recent years, the next annual reviews would be conducted in February 2014. Thus, the Trustees emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and their affiliates to comply with their undertakings to the Trustees and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the new advisory agreements, it will continue to have the authority, should the need arise in their view, to terminate any of the new advisory agreements without penalty upon 60 days’ notice.

86

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of June 2013)

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees, Trustee Emeritus and Officers of Harbor Funds is set forth below. Except as noted below, the address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor Funds, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

The Harbor Funds’ Statement of Additional Information includes additional information about the Trust’s trustees and is available without charge by calling 800-422-1050 or at the Trust’s website at www.harborfunds.com.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Raymond J. Ball (68) Trustee	Since 2006	Sidney Davidson Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); Financial Reporting Faculty Advisory Group of the Institute of Chartered Accountants in England and Wales (2008-Present); Advisory Board of the Center for Accounting Research & Education at University of Notre Dame (2006-Present).	28	None

Donna J. Dean (61) Trustee	Since 2010	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (since 1995); Trustee of Queens University of Charlotte, North Carolina (2000-Present).	28	None

John P. Gould (74) Trustee	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-2010); Director of Unext.com (Internet based education company) (1999-2006); and Chair of Competitive Markets Advisory Council, CME Group (derivatives and futures exchange) (2004-Present).	28	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Randall A. Hack (66) Trustee	Since 2010	Founder and Senior Managing Director of Capstone Capital LLC (a private investment firm) (2003-Present); Advisory Director of Berkshire Partners (a private equity firm) (2002-Present); Founder and Senior Managing Director of Nassau Capital, LLC (a private equity firm) (1995-2002) and Director of Tower Development Corporation (cell tower developer) (2009-present).	28	Director of FiberTower Corperation (2002-2011) and Director of Crown Castle International Corp. (1997-2007).

Rodger F. Smith (72) Trustee	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Trustee of Greenwich Associates 401(k) Savings & Retirement Plan (1980-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	28	None
INTERESTED TRUSTEE

David G. Van Hooser (66)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), Chief Financial Officer (2012-Present), Tresurer (2007-2012), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director (2000-Present), Harbor Services Group, Inc.	28	None
TRUSTEE EMERITUS**
Howard P. Colhoun (77) Trustee Emeritus	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	28	None

87

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Time of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS***
Charles F. McCain (43) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.

Anmarie S. Kolinski (41) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (38) Vice President and Secretary; AML Compliance Officer	Since 2007; Since 2010	Senior Vice President and Associate General Counsel (2007-Present) and Secretary (since 2010), Harbor Capital Advisors, Inc.

Brian L. Collins, CFA (44) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.

Charles P. Ragusa (54) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President and AML Compliance Officer (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Susan A. DeRoche (60) Assistant Secretary 33 Arch Street 20th Floor Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Senior Vice President (2011-Present) and Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Mr. Colhoun is serving as a Trustee Emeritus for a term expiring December 31, 2013. Mr. Colhoun served as a Trustee for Harbor Funds from its inception in 1986 until December 31, 2010 and has served as a Trustee Emeritus since January 1, 2011.
***	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

88

THIS PRIVACY STATEMENT IS NOT PART OF THIS REPORT

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information	It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”), by telephone and in correspondence and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing	We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose and we require them to keep the information they handle confidential. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information	Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security	We maintain physical, electronic and procedural safeguards that comply with industry standards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com. If you have any questions or concerns about how we maintain the privacy of your customer information, please contact us at 800-422-1050 Monday through Friday, between the hours of 8:00 a.m. and 6:00 p.m. Eastern time.

We recommend that you read and retain this notice for your personal files

89

Glossary

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

50% JPM EMBI Global Diversified/50% JPM GBI-EMGD—The Harbor Emerging Markets Debt Fund uses a blended benchmark index consisting of 50% of the JP Morgan Emerging Markets Bond Index Global Diversified and 50% of the JP Morgan Government Bond Index—EM Global Diversified Index (see the following definitions). The Blended Benchmark represents a 50% weighting to U.S. dollar denominated emerging market debt securities and 50% weighting to local currency denominated emerging market debt securities, which is intended to reflect the Harbor Emerging Market Debt Fund’s normal target exposure of 50% of the Fund’s portfolio to U.S. dollar denominated emerging market debt securities and 50% to local currency denominated emerging market debt securities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Barclays U.S. Aggregate Bond Index—The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Barclays U.S. TIPS Index—The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

BofA Merrill Lynch All US Convertibles Ex Mandatory Index—The BofA Merrill Lynch All US Convertibles Ex Mandatory Index is broadly representative of the U.S. convertible securities market, consisting of publicly traded issues, denominated in U.S. dollars, of all credit qualities, and excluding mandatory (equity-linked) convertibles. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index—The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch 3-Month US Treasury Bill Index—The BofA Merrill Lynch 3-Month US Treasury Bill Index is comprised of a single U.S. Treasury Bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. The issue selected each month is that having a maturity date closest to, but not beyond 90 days from the rebalance date. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

BofA Merrill Lynch US High Yield Index—The BofA Merrill Lynch US High Yield Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. All bonds are U.S. dollar denominated and rated Split BBB and below. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

90

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Dow Jones—UBS Commodity Index Total ReturnSM—The Dow Jones-UBS Commodity Index Total ReturnSM is composed of futures contracts on 19 physical commodities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

JP Morgan Emerging Markets Bond Index Global Diversified—The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

JP Morgan Government Bond Index—Emerging Markets Global Diversified—The JP Morgan Government Bond Index—Emerging Markets Global Diversified tracks total returns for local currency debt instruments issued by emerging markets sovereign and quasi-sovereign entities to which international investors can gain exposure. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

MSCI AC (All Country) World Index—The MSCI AC (All Country) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

MSCI EAFE (ND) Index—The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI EAFE Growth (ND) Index—The MSCI EAFE Growth (ND) Index is an unmanaged index generally representative of the growth stocks within the major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

91

Glossary—Continued

MSCI World (ND) Index—The MSCI World (ND) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The returns of the ND version of the index reflect the maximum withholding taxes on reinvested dividends.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-Load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than 0.25% per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Russell 1000® Growth Index—The Russell 1000® Growth Index is an unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Growth Index and Russell® are trademarks of Russell Investments.

Russell 1000® Value Index—The Russell 1000® Value Index is an unmanaged index generally representative of the U.S. market for larger capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 1000® Value Index and Russell® are trademarks of Russell Investments.

Russell 2000® Growth Index—The Russell 2000® Growth Index is an unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Growth Index and Russell® are trademarks of Russell Investments.

92

Glossary—Continued

Russell 2000® Value Index—The Russell 2000® Value Index is an unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 2000® Value Index and Russell® are trademarks of Russell Investments.

Russell 3000® Index—The Russell 3000® Index is an unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell 3000® Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Growth Index—The Russell Midcap® Growth Index is an unmanaged index generally representative of the U.S. market for medium capitalization growth stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Growth Index and Russell® are trademarks of Russell Investments.

Russell Midcap® Value Index—The Russell Midcap® Value Index is an unmanaged index generally representative of the U.S. market for medium capitalization value stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The Russell Midcap® Value Index and Russell® are trademarks of Russell Investments.

Standard & Poor’s 500 (S&P 500) Stock Index—The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage- backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

Treasury Inflation-protected Securities (TIPS)—TIPS are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

93

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee Emeritus

Donna J. Dean

Trustee

John P. Gould

Trustee

Randall A. Hack

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President, Secretary

& AML Compliance Officer

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4400

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606-4302

312-443-4600

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

FD.SAR.TR.0413

ITEM 2 – CODE OF ETHICS

Not applicable.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

(a)	The Registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the Registrant’s prior report on Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Registrant’s Principal Executive and Principal Financial Officers concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) is attached hereto.

(b)	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed this 2nd day of July, 2013 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President and Trustee
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President and Trustee (Principal Executive Officer)	July 2, 2013

By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	July 2, 2013

Exhibit Index

Number	Description

99.CERT1	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).